UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Nuveen Senior Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE TO HOLDERS OF

TAXABLE FUND PREFERRED SHARES OF

NUVEEN SENIOR INCOME FUND (NSL)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND (JSD)

AND

NUVEEN FLOATING RATE INCOME FUND (JFR)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

MARCH 30, 2023

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposals to be voted on.

Q.	Why am I receiving the enclosed Proxy Statement?

A.

You are receiving the Proxy Statement as a holder of Taxable Fund Preferred Shares (“TFP Shares”) of Nuveen Senior Income Fund (“Senior Income” or a “Target Fund”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity” or a “Target Fund”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration Credit Opportunities” or a “Target Fund”) or Nuveen Floating Rate Income Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” or each individually, a “Fund”) in connection with the solicitation of proxies by each Fund’s Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) for use at the annual meeting of shareholders of each Fund (each, a “Meeting” and together, the “Meetings”).

At the Meetings, preferred shareholders of the Funds will be asked to vote on the following proposals:

•

(Each Fund) to approve an Agreement and Plan of Merger (the “Agreement”) pursuant to which the proposed combination of the Target Fund and the Acquiring Fund (each, a “Merger” and together, the “Mergers”) will be effected;

•	(Acquiring Fund only) to approve the issuance of additional common shares of the Acquiring Fund in connection with the Mergers; and

•	(Each Fund) to elect members of the Board. (The list of specific nominees is contained in the enclosed Proxy Statement.)

Each Fund’s Board unanimously recommends that you vote FOR each proposal that is applicable to your Fund.

Proposals Regarding the Mergers

Q.	Why has each Fund’s Board recommended the Merger proposals?

A.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), a subsidiary of Nuveen, LLC (“Nuveen”) and the Funds’ investment adviser, recommended the Merger proposals as part of an ongoing initiative to streamline Nuveen’s closed-end funds line-up and eliminate overlapping products. Each Fund’s Board considered its Fund’s Merger(s) and determined that the Merger(s) would be in the best interests of its Fund. Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board believes that its Fund’s proposed Merger may benefit the common shareholders of its Fund in a number of ways, including, among other things:

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

The potential for a narrower trading discount as a result of the larger size of the combined fund and the Acquiring Fund’s common shares trading at a discount that historically has been approximately equal to or lower than that of the Target Funds’ common shares;

•	Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund; and

•

Assuming that each Merger is completed, lower net operating expenses (excluding the cost of leverage), as certain fixed costs are spread over the combined fund’s larger asset base which may also help to achieve fund-level management fee breakpoints (please see “Proposal No. 1—A. Synopsis—Comparative Expense Information” for more information).

With respect to holders of preferred shares of each Target Fund, each Target Fund’s Board considered that, upon the closing of the applicable Merger, holders of any preferred shares outstanding immediately prior to the closing will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms to those of the preferred shares of the applicable Target Fund immediately prior to the closing of the Merger.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund also may benefit from economies of scale due to a larger asset base, greater secondary market liquidity and increased portfolio and leverage management flexibility. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that the outstanding preferred shares of the Acquiring Fund and any preferred shares of the Acquiring Fund to be issued in the Mergers would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

For these reasons, each Fund’s Board has determined that its Fund’s Merger(s) are in the best interest of its Fund and has approved such Merger(s).

Q.	How will holders of TFP Shares be affected by the Mergers?

A.

The Acquiring Fund has one series of TFP Shares outstanding, and these shares are expected to remain outstanding following the Mergers. Each Target Fund has one series of TFP Shares outstanding. Upon the closing of each Merger, holders of any outstanding TFP Shares of the applicable Target Fund will receive, on a one-for-one basis, newly issued TFP Shares of the Acquiring Fund having substantially similar terms to those of the TFP Shares of the Target Fund immediately prior to the closing of their Target Fund’s Merger. The outstanding preferred shares of the Acquiring Fund and any preferred shares to be issued by the Acquiring Fund in the Mergers will have equal priority with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

To the extent the Acquiring Fund issues any new preferred shares in the Mergers, holders of preferred shares of the combined fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Mergers. The characteristics and features of the TFP Shares are described in more detail in the Proxy Statement. See “Proposal No. 1—C. Information About the Mergers—Description of TFP Shares to Be Issued by the

Acquiring Fund” beginning on page 36, and “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund Series A TFP Shares” beginning on page 100.

Q.	Will the terms of the TFP Shares to be issued by the Acquiring Fund as part of each Merger be substantially similar to the terms of the applicable Target Fund’s outstanding TFP Shares?

A.

Yes. The terms of each series of TFP Shares to be issued by the Acquiring Fund as part of each Merger will be substantially similar to the terms of the applicable Target Fund’s TFP Shares outstanding as of immediately prior to the closing of such Merger, including the same:

•	dividend rate and dividend determination method, including applicable modes, spread adjustments, and dividend amount adjustment provisions;

•	mandatory and optional redemption terms, including the same final term redemption date;

•	voting and consent rights; and

•	information delivery rights.

The TFP Shares to be issued by the Acquiring Fund in the Variable Rate Demand Mode to preferred shareholders of Short Duration Credit Opportunities will have, in particular:

•	short-term credit ratings (without regard to rating modifiers) from one or more rating agencies;

•	an adjustable dividend rate set weekly by a remarketing agent;

•	the right of beneficial owners to give notice on any business day to tender the securities for remarketing in seven days;

•	provisions for mandatory tender for remarketing upon the occurrence of certain events; and

•	the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a liquidity provider.

Q.	Do the Funds have similar investment objectives, policies and risks?

A.

The Funds have similar investment objectives, policies and risks, but there are differences. Each Fund seeks to provide current income by investing primarily in senior loans. However, there are differences between the investment objectives, policies and risks of the Funds. The principal similarities and differences between the Funds’ investment objectives, policies and risks are as follows:

•	Each Fund has an investment objective that includes providing current income. Short Duration Credit Opportunities’ investment objective also includes providing the potential for capital appreciation.

•	Each Fund is a diversified, closed-end management investment company and currently employs leverage through borrowings and the issuance of preferred shares.

•	All Funds may invest in below investment grade securities without limit; Short Duration Credit Opportunities has a policy of investing at least 80% of its managed assets in such securities.

•

Senior Income’s investments in non-U.S. issuers are limited to U.S. dollar denominated senior loans, while the other Funds’ investments in non-U.S. issuers may include both U.S. dollar and non-U.S. dollar denominated securities or debt instruments and may also include issuers in emerging markets countries.

•

Floating Rate Income Opportunity and the Acquiring Fund each may not invest more than 20% of their managed assets in securities from the same industry, while Senior Income may not invest more than 25% of its managed assets in borrowers from the same industry and Short Duration Credit Opportunities has no stated policy in this regard.

See “Proposal No. 1—A. Synopsis—Comparison of the Acquiring Fund and the Target Funds—Investment Objectives and Policies” and “Proposal No. 1—A. Synopsis—Comparative Risk Information” for more information.

Q.	Will holders of TFP Shares of the Funds have to pay any fees or expenses in connection with the Mergers?

A.

No. The Funds, and indirectly their common shareholders, will bear the costs of the Mergers, whether or not the Mergers are consummated. The allocation of the costs of the Mergers to each Fund is based on the expected benefits of the Mergers to that Fund’s common shareholders following the Mergers, including operating expense savings, improvements in the secondary trading market for common shares and the impact on common share net earnings. Preferred shareholders will not bear any costs of the Mergers.

The costs of the Mergers are estimated to be $2,070,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Mergers. Based on the expected benefits of the Mergers to each Fund, each of Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and the Acquiring Fund is expected to be allocated $705,000, $420,000, $775,000 and $170,000, respectively, of the estimated expenses in connection with the Mergers (0.31%, 0.10%, 0.51% and 0.03%, respectively, of Senior Income’s, Floating Rate Income Opportunity’s, Short Duration Credit Opportunities’ and the Acquiring Fund’s average net assets applicable to common shares for the twelve months ended July 31, 2022). If one or more Mergers are not consummated for any reason, including because the requisite shareholder approvals are not obtained, each of the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Mergers.

Q.	Will the Mergers constitute a taxable event for holders of TFP Shares?

A.

No. As a non-waivable condition to closing, each Fund participating in a Merger will receive an opinion of counsel, subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. It is expected that holders of a Target Fund’s TFP Shares who receive TFP Shares of the Acquiring Fund pursuant to a Merger will recognize no gain or loss for federal income tax purposes as a direct result of the Merger. Prior to the closing of its Merger, each Target Fund expects to declare a distribution to its common shareholders of all of its undistributed net investment income and net capital gains, if any. Each Fund reports distributions to common and preferred shareholders as consisting of particular types of income (such as ordinary income and capital gain) based on each class’s proportionate share of the total distributions paid by such Fund with respect to the year. As a result, such distribution could affect the character of the distributions received by holders of a Target Fund’s TFP Shares with respect to the year in which such distribution is made for federal income tax purposes. In addition, to the extent that portfolio securities of the Target Funds are sold prior to the closing of the Mergers, the Target Funds may recognize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by a Target Fund. However, it is not currently expected that any significant portfolio sales will occur solely in connection with the Mergers (such sales are expected to be less than 5% of the managed assets of each Target Fund).

Q.	What will happen if the required shareholder approvals are not obtained?

A.

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Merger to occur, all requisite shareholder approvals must be obtained at the applicable Fund’s shareholder meeting, and certain other consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to outstanding preferred shares of the Acquiring Fund and lenders under the Acquiring Fund’s credit facility, must also be obtained. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposals or continuing to operate the Target Fund as a standalone fund. The closing of one Merger is not contingent on the closing of any other Merger.

Each series of preferred shares was issued on a private placement basis to one or a small number of institutional shareholders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, the approval by a Fund’s preferred shareholders required for a Merger to occur may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Mergers; there is no guarantee that such shareholders will vote to approve a Merger proposal.

Q.	What is the timetable for the Mergers?

A.	If the shareholder approvals and other conditions to closing are satisfied (or waived), the Mergers are expected to take effect on or about June 5, 2023, or such other date as the parties may agree.

Q.	How does each Board recommend that holders of TFP Shares vote on the Merger proposals?

A.	After careful consideration, each Board has determined that its Merger proposals are in the best interests of its Fund and recommends that you vote FOR such proposal(s).

General

Q.	Who do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at 1-888-916-1752 on weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by attending the Meetings, or by mail, by telephone or over the Internet:

•	To vote at the Meetings, please follow the instructions below for attending the Meetings, which will be held virtually.

v

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet prior to the Meetings, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend the Meetings?

A.

The Meetings will be completely virtual meetings of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meetings only if you were a shareholder of record as of the close of business on January 20, 2023, or if you hold a valid proxy for the Meetings. There will be no physical location for the Meetings.

You will be able to attend the Meetings online and submit your questions during the Meetings by visiting meetnow.global/MT2MA5A. You also will be able to vote your shares online by attending the Meetings by webcast. To participate in the Meetings, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 2:00 p.m., Central Time, on May 8, 2023. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the Meetings virtually on the Internet?

A.

If your shares are registered in your name, you do not need to register to attend the Meetings virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meetings virtually on the Internet.

To register to attend the Meetings online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the Mergers or the other proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that each matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a Fund may not be able to hold its Meeting or the vote on the Merger or other proposal, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

MARCH 30, 2023

NUVEEN SENIOR INCOME FUND (NSL)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND (JSD)

AND

NUVEEN FLOATING RATE INCOME FUND (JFR)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 8, 2023

To the Holders of Taxable Fund Preferred Shares:

Notice is hereby given that the Annual Meeting of Shareholders of Nuveen Senior Income Fund (“Senior Income” or a “Target Fund”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity” or a “Target Fund”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration Credit Opportunities” or a “Target Fund”) and Nuveen Floating Rate Income Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” or each individually, a “Fund”) (each, a “Meeting” and together, the “Meetings”) will be held on May 8, 2023 at 2:00 p.m., Central Time, for the following purposes:

1.

Agreement and Plan of Merger. For each Merger, shareholders of the Target Fund and the Acquiring Fund voting as set forth below will vote on a proposal to approve an Agreement and Plan of Merger pursuant to which the Target Fund would be merged with and into NFRIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of the Acquiring Fund, with the issued and outstanding common and preferred shares of the Target Fund being converted into newly issued common and preferred shares of the Acquiring Fund.

(a)	The common and preferred shareholders of the Target Fund voting together as a single class to approve the Agreement and Plan of Merger.

(b)	The preferred shareholders of each Fund voting separately to approve the Agreement and Plan of Merger.

2.

Approval of Issuance of Additional Common Shares by the Acquiring Fund. In connection with the Agreement and Plan of Merger, the common and preferred shareholders of the Acquiring Fund voting together as a single class will vote to approve the issuance of additional common shares of the Acquiring Fund.

3.	Election of Board Members of each Fund.

(a)

Three (3) Class II Board members are to be elected by the common and preferred shareholders, voting together as a single class, of each Fund. Board members Lancellotta, Nelson, and Toth are nominees for election by each Fund’s common and preferred shareholders.

(b)

One (1) Class I Board member is to be elected by the common and preferred shareholders, voting together as a single class, of each Fund. Board member Young is the nominee for election by each Fund’s common and preferred shareholders.

(c)	Two (2) Board members are to be elected by the preferred shareholders of each Fund. Board members Hunter and Moschner are nominees for election by each Fund’s preferred shareholders.

1

To transact such other business as may properly come before the Meetings.

The Meetings will be held in a virtual meeting format only, which will be conducted online via live webcast. Shareholders may attend and vote at the virtual Meetings by following the instructions included in the Q&A and the Proxy Statement.

Only shareholders of record of each Fund as of the close of business on January 20, 2023 are entitled to notice of and to vote at the Meetings and any and all adjournments or postponements thereof. The common shareholders of each Fund are being solicited to vote on the proposals described above by means of a separate proxy statement.

All Fund shareholders entitled to vote at the Meetings are cordially invited to attend the virtual Meetings. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend your virtual Meeting. You may vote by attending your Fund’s Meeting or by mail, by telephone or over the Internet.

•	To vote at the Meetings, please follow the instructions below for attending the Meetings, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet prior to the Meetings, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

You will be able to attend and participate in the Meetings online, vote your shares electronically and submit your questions during the Meetings by visiting: meetnow.global/MT2MA5A at the Meeting date and time described in the enclosed Proxy Statement. To participate in the Meetings, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. There is no physical location for the Meetings.

If you hold your shares through an intermediary, you will need to register at least three business days prior to the Meetings by following the instructions in the enclosed Proxy Statement.

Mark L. Winget

Vice President and Secretary

The Nuveen Closed-End Funds

2

NUVEEN FUNDS

333 WEST WACKER DRIVE CHICAGO, ILLINOIS 60606

(800) 257-8787

PROXY STATEMENT

FOR HOLDERS OF TAXABLE FUND PREFERRED SHARES

OF

NUVEEN SENIOR INCOME FUND (NSL)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND (JSD)

AND

NUVEEN FLOATING RATE INCOME FUND (JFR)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

MARCH 30, 2023

This Proxy Statement is being furnished by Nuveen Senior Income Fund (“Senior Income” or a “Target Fund”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity” or a “Target Fund”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration Credit Opportunities” or a “Target Fund”) and Nuveen Floating Rate Income Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” or each individually, a “Fund”), each a closed-end management investment company, to holders of Taxable Fund Preferred Shares (“TFP Shares”) in connection with the solicitation of proxies by each Fund’s Board of Trustees (each a “Board” and together, the “Boards” and each trustee a “Board Member”) for use at the Annual Meeting of Shareholders of each Fund to be held on May 8, 2023, at 2:00 p.m., Central Time, and at any and all adjournments or postponements thereof (each, a “Meeting” and together, the “Meetings”). At the Meetings, holders of TFP Shares will consider the proposals described below and discussed in greater detail elsewhere in this Proxy Statement. Each Fund is organized as a Massachusetts business trust. The enclosed proxy card and this Proxy Statement are first being sent to holders of TFP Shares on or about March 31, 2023. Shareholders of record of each Fund as of the close of business on January 20, 2023 are entitled to notice of and to vote at the Meetings and any and all adjournments or postponements thereof.

The Meetings will be held in a virtual meeting format only, which will be conducted online via live webcast. There is no physical location for the Meetings. If your shares are registered in your name, you will be able to attend and participate in the Meetings online, vote your shares electronically and submit your questions during the meeting by visiting: meetnow.global/MT2MA5A at the Meeting date and time. To participate in the Meetings, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If your shares are held through an intermediary, you must register to participate in the virtual Meetings. To register to attend the Meetings online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

This Proxy Statement explains concisely what you should know before voting on the proposals described in this Proxy Statement or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

On the matters coming before each Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is properly executed and timely returned and no choice is specified, the shares will be voted FOR each proposal on which the shareholder is entitled to vote. Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending and voting at the virtual Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending a virtual Meeting will not revoke any previously submitted proxy.

Holders of TFP Shares of the Target Funds and Acquiring Fund voting as set forth below will vote on the following proposals:

Proposal No. 1.	(For each Merger, Target Fund and Acquiring Fund) To approve an Agreement and Plan of Merger that provides for: (i) the merger of the Target Fund with and into NFRIF Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund (the “Merger Sub”), and (ii) the conversion of the issued and outstanding common and preferred shares of beneficial interest of the Target Fund into newly issued common and preferred shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Merger”).

Proposal No. 2.	(Acquiring Fund only) To approve the issuance of additional common shares in connection with the Agreement and Plan of Merger.

Proposal No. 3.	(For each Fund) To elect (i) three (3) Class II Board Members by common and preferred shareholders, voting together as a single class, (ii) one (1) Class I Board Member by common and preferred shareholders, voting together as a single class, and (iii) two (2) Board Members by preferred shareholders voting as a single class. Board Members Lancellotta, Nelson, and Toth are Class II nominees for election by each Fund’s common and preferred shareholders. Board Member Young is a Class I nominee for election by each Fund’s common and preferred shareholders. Board Members Hunter and Moschner are nominees for election by each Fund’s preferred shareholders.

Shareholders of each Fund are being solicited to vote on the election of Board Members who have been nominated for election at the Meeting. The common shareholders of each Fund are being solicited to vote on the proposals described above by means of a separate proxy statement.

A quorum of shareholders is required to take action at each Meeting. A majority (more than 50%) of the shares entitled to vote at a Meeting, represented in person (through participation by means of remote or “virtual” communication) or by proxy, will constitute a quorum of shareholders at that Meeting, except that for the election of the two Board Member nominees by holders of preferred shares of each Fund, 33 1/3% of the preferred shares entitled to vote and represented in person (including participation by means of remote or “virtual” communication) or by proxy will constitute a quorum. Votes cast in person (through participation by means of remote or “virtual” communication) or by proxy at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee properly submits a proxy but that are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. For purposes of holding a meeting, all properly submitted proxies, including abstentions and broker non-votes, if any, will be counted as present for purposes of determining whether a quorum is present.

ii

To be approved, the proposals must be approved by the Funds’ common and preferred shareholders present and entitled to vote at a Meeting as follows:

Merger Proposals

Proposal No. 1.	(Each Fund) With respect to the proposal regarding the Agreement and Plan of Merger:

•

With respect to each Target Fund, a majority (more than 50%) of the Target Fund’s outstanding common and preferred shares voting together as a single class, and a majority of the Target Fund’s preferred shareholders voting separately; and

•	With respect to the Acquiring Fund, a majority (more than 50%) of the Acquiring Fund’s preferred shareholders voting separately.

Proposal No. 2.	(Acquiring Fund only) With respect to the proposal regarding the issuance of additional common shares in connection with the Agreement and Plan of Merger, a majority (more than 50%) of the Acquiring Fund’s votes cast, with common and preferred shares voting together as a single class, provided a quorum is present.

Board Member Election Proposals

Proposal No. 3.	(Each Fund) With respect to the proposal regarding the election of Board Members:

•

With respect to the three (3) Class II Board Members, the affirmative vote of a plurality (the greatest number of affirmative votes) of the Fund’s common and preferred shares, voting together as a single class.

•

With respect to the one (1) Class I Board Member, the affirmative vote of a plurality (the greatest number of affirmative votes) of the Fund’s common and preferred shares, voting together as a single class.

•

With respect to the two (2) Board Members elected by preferred shareholders, the affirmative vote of a plurality (the greatest number of affirmative votes) of the Fund’s preferred shares, voting separately.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients are generally required to request the instructions of such customers and clients on how to vote their shares before the Fund’s Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Proposal No. 1 and Proposal No. 2 with respect to the Mergers are considered “non-routine” matters for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers, but Proposal No. 3 with respect to the election of Board Members is considered a “routine” matter, and

iii

beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms on Proposal No. 3 in the discretion of such broker-dealer firms. As a result, there may be broker non-votes received with respect to Proposals No. 1 and No. 2 at a Fund’s Meeting.

Because the approval of Proposal No. 1 requires approval of at least 50% of outstanding shares and because approval of Proposal No. 2 requires approval of at least 50% of the shares voting on the matter, abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal. Because the election of Board Members does not require that a minimum percentage of a Fund’s outstanding shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions will have no effect on the outcome of the vote on Proposal No. 3.

Pursuant to Rule 452 of the NYSE, certain preferred shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons otherwise entitled to vote as of one business day before a Fund’s Meeting, or, if adjourned or postponed, one business day before the day to which the Meeting is adjourned or postponed, may be voted by the broker on a proposal in the same proportion as the votes cast by all holders of such preferred shares who have voted on a proposal. Rule 452 permits proportionate voting of Short Duration Credit Opportunities’ and the Acquiring Fund’s TFP Shares with respect to a particular item if, among other things, (1) a minimum of 30% of that series of preferred shares has been voted by the holders of such shares with respect to such item, (2) less than 10% of that series of preferred shares has been voted by the holders of such shares against such item and (3) for any proposal as to which holders of common shares and preferred shares vote as a single class, holders of common shares approve a proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted,” and for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item. Rule 452 proportionate voting applies only to certain auction rate and remarketed preferred securities. Senior Income’s and Floating Rate Income Opportunity’s TFP Shares are not remarketed, thus the proportionate voting provisions of Rule 452 do not apply to these shares.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record of TFP Shares of a Fund as of the close of business on January 20, 2023 and entitled to vote at the Fund’s Meeting will be entitled to one vote for each share held.

As of January 20, 2023 for each Fund, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)	TFP Shares(1)
Senior Income (NSL)	38,611,472	40,000
Floating Rate Income Opportunity (JRO)	40,541,218	75,000
Short Duration Credit Opportunities (JSD)	10,085,648	70,000
Acquiring Fund (JFR)	56,918,468	100,000

(1)

The common shares of each Target Fund and the Acquiring Fund are listed on the NYSE. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. None of the preferred shares are currently listed on any exchange.

iv

PROXY STATEMENT

MARCH 30, 2023

NUVEEN SENIOR INCOME FUND (NSL)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND (JSD)

AND

NUVEEN FLOATING RATE INCOME FUND (JFR)

v

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PROPOSAL NO. 1—MERGER OF EACH TARGET FUND INTO THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement with respect to the proposed Mergers. More complete information is contained elsewhere in this Proxy Statement and the appendices hereto. Shareholders should read the entire Proxy Statement carefully.

Background and Reasons for the Mergers

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), a subsidiary of Nuveen, LLC and the Funds’ investment adviser, recommended the Merger proposals as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products. Each Fund’s Board considered its Fund’s Merger(s) and determined that the Merger(s) would be in the best interests of its Fund. Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board believes that its Fund’s proposed Merger may benefit the common shareholders of its Fund in a number of ways, including, among other things:

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

The potential for a narrower trading discount as a result of the larger size of the combined fund and the Acquiring Fund’s common shares trading at a discount that historically has been approximately equal to or lower than that of the Target Funds’ common shares;

•	Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund; and

•

Assuming each Merger is completed, lower net operating expenses (excluding the cost of leverage), as certain fixed costs are spread over the combined fund’s larger asset base which may also help to achieve fund-level management fee breakpoints.

With respect to holders of preferred shares of each Target Fund, the Target Fund’s Board considered that, upon the closing of the applicable Merger, holders of any preferred shares outstanding immediately prior to the closing will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms to those of the preferred shares of the applicable Target Fund immediately prior to the closing of the Merger.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may also benefit from economies of scale due to a larger asset base, greater secondary market liquidity and increased portfolio and leverage management flexibility. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that the outstanding preferred shares of the Acquiring Fund and any preferred shares of the Acquiring Fund to be issued in the Mergers would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

For these reasons, each Fund’s Board has determined that its Fund’s Merger(s) are in the best interest of its Fund and has approved such Merger(s).

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Merger to occur, all requisite shareholder approvals must be obtained at the applicable Fund’s shareholder meeting, and certain other consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to outstanding preferred shares of the Acquiring Fund and lenders under the Acquiring Fund’s credit facility, must also be obtained. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposals or continuing to operate the Target Fund as a standalone fund. The closing of one Merger is not contingent on the closing of any other Merger.

The TFP Shares of each Fund were issued on a private placement basis to one or a small number of institutional shareholders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, the approval by a Fund’s preferred shareholders required for a Merger to occur may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Mergers; there is no guarantee that such shareholders will vote to approve a Merger proposal. For a fuller discussion of the Boards’ considerations regarding the approval of the Mergers, see “C. Information About the Mergers—Reasons for the Mergers.”

Material Federal Income Tax Consequences of the Mergers

As a non-waivable condition to closing, each Fund participating in a Merger will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that none of the Funds will generally recognize gain or loss for federal income tax purposes as a direct result of the Mergers. It is also expected that holders of a Target Fund’s TFP Shares who receive TFP Shares of the Acquiring Fund pursuant to a Merger will recognize no gain or loss for federal income tax purposes as a direct result of the Merger. Prior to the closing of each Merger, the Target Fund expects to declare a distribution to common shareholders of all of its undistributed net investment income and net capital gains, if any. Each Target Fund reports distributions to common and preferred shareholders as consisting of particular types of income (such as ordinary income and capital gain) based on each class’s proportionate share of the total distributions paid by the Fund with respect to that year. As a result, such distribution could affect the character of the distributions received by holders of TFP Shares with respect to the year in which such distribution is made for federal income tax purposes.

The foregoing discussion and the tax opinion discussed above to be received by the Funds regarding certain aspects of the Mergers, including that the Mergers will qualify as reorganizations under Section 368(a) of the Code, will rely on the position that the TFP Shares of the Acquiring Fund to be issued in the Mergers, if any, will constitute equity of the Acquiring Fund for federal income tax purposes. See “C. Information About the Mergers—Material Federal Income Tax Consequences of the Mergers.”

Comparison of the Acquiring Fund and the Target Funds

General. The Acquiring Fund and the Target Funds are diversified, closed-end management investment companies organized as Massachusetts business trusts. Set forth below is certain comparative information about the organization, capitalization and operation of the Funds.

Organization
Fund	Organization Date	State of Organization	Entity Type
Senior Income	August 13, 1999	Commonwealth of Massachusetts	Business Trust
Floating Rate Income Opportunity	April 27, 2004	Commonwealth of Massachusetts	Business Trust
Short Duration Credit Opportunities	January 3, 2011	Commonwealth of Massachusetts	Business Trust
Acquiring Fund	January 15, 2004	Commonwealth of Massachusetts	Business Trust

Capitalization—Common Shares(1)
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Senior Income	Unlimited	38,611,472	$0.01	None	None	NYSE
Floating Rate Income Opportunity	Unlimited	40,541,218	$0.01	None	None	NYSE
Short Duration Credit Opportunities	Unlimited	10,085,648	$0.01	None	None	NYSE
Acquiring Fund	Unlimited	56,918,468	$0.01	None	None	NYSE

(1)	As of December 31, 2022.

As of December 31, 2022, the Funds had outstanding the following series of preferred shares, with the Acquiring Fund’s preferred shares expected to remain outstanding following the completion of the Mergers:

Preferred Shares
Fund	Series of Preferred Shares	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Senior Income	Series A TFP Shares	40,000	$0.01	$1,000
Floating Rate Income Opportunity	Series A TFP Shares	75,000	$0.01	$1,000
Short Duration Credit Opportunities	Series A TFP Shares	70,000	$0.01	$1,000
Acquiring Fund	Series A TFP Shares	100,000	$0.01	$1,000

Each Fund’s preferred shares are entitled to one vote per share. The TFP Shares of the Acquiring Fund to be issued in connection with the Mergers, if any, will have equal priority with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including any preferred shares of the Acquiring Fund to be issued in connection with the Mergers, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Any preferred shares of the Acquiring Fund to be issued in connection with the Mergers will have rights and preferences, including liquidation preferences, that are substantially similar to those of the corresponding Target Fund preferred shares exchanged therefor. The number of preferred shares currently outstanding may change due to market or other conditions.

Each Fund also has indebtedness outstanding under a secured revolving credit facility agreement with bank lenders. Further information on the Acquiring Fund’s credit facility is provided under “Additional Information About the Acquiring Fund— Borrowings and Priority of Payment” below. The rights of a lender under an existing credit facility or any future credit facility, and any other creditors, to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of preferred shares and common shares of the applicable Fund with respect to the payment of dividends and other distributions, and upon liquidation. In addition, a Fund may not be permitted to declare or make payments of dividends and other distributions with respect to preferred shares and common shares (other than a dividend in common shares of the Fund), purchase common shares or preferred shares or redeem preferred shares unless, at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under its credit facility or with respect to any other borrowings that would limit or otherwise preclude such payments. A Fund also may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Borrowings and preferred shares have seniority over the common shares. Each credit facility is secured by substantially all of the assets of the applicable Fund. The credit facility of the Acquiring Fund is referred to herein as the “Credit Facility.” Each Fund also may source leverage through other methods, including reverse repurchase agreements. See “Additional Information About the Acquiring Fund—Borrowings and Priority of Payment” below.

Investment Objectives and Policies. The Funds have similar investment objectives, policies and risks, but there are differences.

Senior Income’s investment objective is to achieve a high level of current income, consistent with preservation of capital. Floating Rate Income Opportunity’s investment objective is to achieve a high level of current income. Short Duration Credit Opportunities’ investment objective is to provide current income and the potential for capital appreciation. The Acquiring Fund’s investment objective is to achieve a high level of current income.

Each Fund is a diversified, closed-end management investment company and currently employs leverage through the issuance of preferred shares and the use of borrowing.

The following summary compares the current principal investment policies and strategies of the Acquiring Fund to the current principal investment policies and strategies of each Target Fund as of the date of this Proxy Statement.

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences
Principal Investment Strategy:	Principal Investment Strategy:	Principal Investment Strategy:	Principal Investment Strategy:

The Fund invests at least 80% of its Assets(1) in adjustable rate, U.S. dollar-denominated secured and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality.	The Fund invests at least 80% of its Assets(1) in adjustable rate loans, primarily secured senior loans.	The Fund invests at least 80% of Assets(1), at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities and preferred securities.	The Fund invests at least 80% of its Assets(1) in secured senior loans and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality.	All Funds invest primarily in senior loans with some policy differences with respect to the types and credit quality of such securities.

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences

Credit Quality:	Credit Quality:	Credit Quality:	Credit Quality:
No more than 30% of the Fund’s Managed Assets(2) may be invested in senior loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below or that are unrated but judged to be of comparable quality.	The Fund may invest its Managed Assets(2) without limit in adjustable rate loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. However, the Fund may not invest, at the time of investment, more than 30% of its Managed Assets in securities rated below CCC+ or Caa by any NRSRO that rate such security or are unrated but judged to be of comparable quality, including securities in default.	The Fund invests at least 80% of its Managed Assets(2) in corporate debt instruments that are, at the time of investment, rated below investment grade or unrated but judged by the Fund’s sub-adviser to be of comparable quality. However, the Fund may not invest, at the time of investment, more than 30% of its Managed Assets in securities rated below CCC+ or Caa by any NRSRO that rate such security or are unrated but judged to be of comparable quality, including securities in default.	The Fund may invest its Managed Assets(2) without limit in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. However, no more than 30% of the Fund’s Managed Assets may be invested in senior loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch or that are unrated but judged to be of comparable quality.	All Funds may invest without limit in below investment grade securities; Short Duration Credit Opportunities has a policy of investing at least 80% of Managed Assets in below investment grade securities.

Average Duration:	Average Duration:	Average Duration:	Average Duration:

No stated policy.	The Fund maintains an average duration of one year or less for its portfolio investments in adjustable rate loans and other debt instruments.	The Fund will maintain an average duration of two years or less for its portfolio (including the effect of leverage, but after the effect of derivatives used to shorten duration).	The Fund maintains an average duration of one year or less for its portfolio investments in senior loans and other debt instruments.	Senior Income does not have a stated duration policy; the other Funds have stated policies of relatively short duration.

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences
Adjustable Rate Instruments	Adjustable Rate Instruments	Adjustable Rate Instruments	Adjustable Rate Instruments

The Fund will not invest more than 10% of its Managed Assets in senior loans with interest rates that adjust less often than semi-annually.

The Fund’s portfolio of senior loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.

With respect to the Fund’s senior loans included in the 80% policy, such instruments will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.

The Fund also may invest in adjustable rate unsecured senior loans and adjustable rate secured and unsecured subordinated loans.

		The Fund will invest at least 70% of its Managed Assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments.	With respect to the Fund’s senior loans included in the 80% policy, such instruments will at times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.	Similar; each Fund, other than Short Duration Credit Opportunities, maintains a dollar-weighted time until the next adjustment of 90 days or less with respect to such instruments.

Other Debt or Debt-Related Instruments:	Other Debt or Debt-Related Instruments:	Other Debt or Debt-Related Instruments:	Other Debt or Debt-Related Instruments:

The Fund may invest up to 20% of its Managed Assets, in the aggregate, in (i) other income producing securities such as investment and non-investment grade corporate debt securities, of corporate or governmental issuers; and (ii) equity securities and warrants acquired in connection with the Fund’s investments in senior loans.	The Fund may invest up to 20% of its Managed Assets in the following adjustable or fixed rate securities: (i) other debt securities such as investment and non-investment grade debt securities, fixed rate senior loans or subordinated loans, convertible securities and structured notes; (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and	No stated policy.	The Fund may invest up to 20% of its Managed Assets in (i) other debt securities such as investment and non-investment grade debt securities, convertible securities and structured notes, (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations), and (iii) debt securities and	The Funds may invest in certain other debt or debt-related instruments, including, with respect to Senior Income and Floating Rate Income Opportunity, warrants and equity securities.

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences

collateralized debt obligations); and (iii) debt securities and other instruments issued by government, government-related or supranational issuers.

No more than 5% of the Fund’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities.

The Fund also may receive warrants and equity securities issued by an issuer or its affiliates in connection with the Fund’s other investments in such entities.

other instruments issued by government, government-related or supranational issuers.

No more than 5% of the Fund’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities. The Fund also may receive warrants and equity securities issued by a borrower or its affiliates in connection with the Fund’s other investments in such entities.

Non-U.S. Issuers:	Non-U.S. Issuers:	Non-U.S. Issuers:	Non-U.S. Issuers:

The Fund may invest up to 20% of its Managed Assets in U.S. dollar denominated senior loans of borrowers that are organized or located in countries outside the United States.	The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in adjustable rate loans and other debt instruments of non-U.S. issuers may include debt	The Fund may invest up to 20% of its Managed Assets in debt instruments of non-U.S. issuers (which term includes borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s investments in debt instruments of non-U.S.	The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers (which includes borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in senior loans and other debt	Senior Income’s investments in non-U.S. issuers are limited to U.S. dollar denominated senior loans, while the other Funds’ investments in non-U.S. issuers may include both U.S. dollar and non-U.S. dollar denominated securities or debt

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences
	securities of issuers located, or conducting their business in, emerging markets countries.	issuers may include debt instruments located, or conducting their business, in emerging market countries.	instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries.	instruments and may also include issuers in emerging markets countries.

Senior Loans Secured by Collateral:	Senior Loans Secured by Collateral:	Senior Loans Secured by Collateral:	Senior Loans Secured by Collateral:

The Fund invests at least 65% of its Managed Assets in senior loans that are secured by specific collateral. Such collateral consists of assets and/or stock of the borrower.	The Fund invests at least 65% of its Managed Assets in senior loans that are secured by specific collateral. Such collateral consists of assets and/or stock of the borrower.	No stated policy.	The Fund invests at least 65% of its Managed Assets in senior loans that are secured by specific collateral.	Short Duration Credit Opportunities does not have a stated collateral policy; the other Funds’ policies are substantially the same.

Senior Loans for which Fund is Agent/Co-Agent:	Senior Loans for which Fund is Agent/Co-Agent:	Senior Loans for which Fund is Agent/Co-Agent:	Senior Loans for which Fund is Agent/Co-Agent:

The Fund invests no more than 20% of its total assets in senior loans in which it acts as an agent or co-agent, and the size of any such individual senior loan will not exceed 5% of the Fund’s total assets.	The Fund invests no more than 20% of its total assets in senior loans in which it acts as an agent or co-agent and the size of any such individual senior loan will not exceed 5% of the Fund’s total assets.	No stated policy.	No stated policy.	Senior Income and Floating Rate Income Opportunity have identical limits on this investment type; the other Funds have no stated policy.

Single Borrower Policy:	Single Borrower Policy:	Single Borrower Policy:	Single Borrower Policy:

The Fund does not intend to invest more than 5% of its Managed Assets in senior loans or other securities of a single borrower.	No stated policy.	No stated policy.	No stated policy.	Senior Income has a stated limited in investments in a single borrower; the other Funds do not have a stated borrower limit.

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences

Industry Allocation:	Industry Allocation:	Industry Allocation:	Industry Allocation:

The Fund will not invest more than 25% of its Managed Assets in borrowers that conduct their principal businesses in the same industry.	The Fund may not invest more than 20% of its Managed Assets in securities from an industry which generally refers to the classification of companies in the same or similar lines of business.	No stated policy.	The Fund may not invest more than 20% of its Managed Assets in securities from an industry which generally refers to the classification of companies in the same or similar lines of business.	Senior Income, Floating Rate Income Opportunity and the Acquiring Fund have similar limits on industry exposure; Short Duration Credit Opportunities has no stated policy.

iBoxx Loan Total Return Swaps:	iBoxx Loan Total Return Swaps:	iBoxx Loan Total Return Swaps:	iBoxx Loan Total Return Swaps:

The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps.(3)	The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps.(3)	No stated policy.	The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps.(3)	Senior Income, Floating Rate Income Opportunity and the Acquiring Fund have identical policies with respect to this investment type; Short Duration Credit Opportunities has no stated policy.

Leverage:	Leverage:	Leverage:	Leverage:

The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing preferred shares, the issuance of debt securities, and entering into reverse repurchase agreements (effectively a borrowing). In addition, the Fund	The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing preferred shares, the issuance of debt securities, and entering into reverse repurchase agreements (effectively a borrowing). In	The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing preferred shares and the issuance of debt securities. In addition, the	The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing preferred shares, the issuance of debt securities, and entering into	No material differences.

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences

may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.	addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.	Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.	reverse repurchase agreements (effectively a borrowing). In addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.

Illiquid Securities:	Illiquid Securities:	Illiquid Securities:	Illiquid Securities:

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.	The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.	The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.	The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.	No material differences.

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences
Other Investment Companies:	Other Investment Companies:	Other Investment Companies:	Other Investment Companies:

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in the types in which the Fund may invest directly.	The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted under the 1940 Act and the rules and regulations issued thereunder and exemptive orders issued by the SEC.	The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly.	The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted under the 1940 Act and the rules and regulations issued thereunder and exemptive orders issued by the SEC.	Senior Income and Short Duration Credit Opportunities each may invest up to 10% of their Managed Assets in securities of other investment companies, while Floating Rate Income Opportunity and the Acquiring Fund each may invest in securities of other investment companies to the extent permitted under the 1940 Act and the rules and regulations issued thereunder and exemptive orders issued by the SEC.

Temporary Defensive Periods:	Temporary Defensive Periods:	Temporary Defensive Periods:	Temporary Defensive Periods:

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the senior loan market adversely affect the price at which senior loans are available), the Fund may invest	During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the senior loan market adversely affect the price at which	During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in	During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in	No material differences.

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences
up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities.	senior loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities.	the senior loan market adversely affect the price at which senior loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities.	the senior loan market adversely affect the price at which senior loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities.

(1)	Each Fund defines “Assets” as the net assets of the Fund plus the amount of any borrowings for investment purposes.
(2)

Each Fund defines “Managed Assets” as the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

(3)	iBoxx Loan Total Return Swaps are standardized total return swaps on loan indices that are designed to provide exposure to the senior loan market.

Leverage. Each Fund currently employs leverage through the issuance of TFP Shares and secured bank borrowings (subject to investment restrictions). Each Fund also may source leverage through other methods, including reverse repurchase agreements. In addition, each Fund may use derivatives and other portfolio instruments that have the economic effect of leverage. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years for which published financial statements are available are set forth below:

Senior Income	2022	2021	2020
Asset Coverage Ratio(1)	260.29%	275.14%	279.27%
Regulatory Leverage Ratio(2)	38.42%	36.35%	35.81%
Effective Leverage Ratio(3)	38.42%	36.35%	35.81%

Floating Rate Income Opportunity	2022	2021	2020
Asset Coverage Ratio(1)	259.20%	273.82%	279.80%
Regulatory Leverage Ratio(2)	38.58%	36.52%	35.74%
Effective Leverage Ratio(3)	38.58%	36.52%	35.74%

Short Duration Credit Opportunities	2022	2021	2020
Asset Coverage Ratio(1)	260.06%	274.85%	279.59%
Regulatory Leverage Ratio(2)	38.45%	36.38%	35.77%
Effective Leverage Ratio(3)	38.45%	36.38%	35.77%

Acquiring Fund	2022	2021	2020
Asset Coverage Ratio(1)	260.29%	274.19%	279.42%
Regulatory Leverage Ratio(2)	38.42%	36.47%	35.79%
Effective Leverage Ratio(3)	38.42%	36.47%	35.79%

(1)

A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by preferred shares or senior securities representing indebtedness, bears to the aggregate amount of preferred shares and senior securities representing indebtedness issued by the Fund.

(2)

Regulatory leverage consists of preferred shares issued by and borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, also may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s regulatory leverage and effective leverage ratios. Regulatory leverage is subject to asset coverage limits set forth in the 1940 Act.

(3)

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure.

Board Members and Officers. The Acquiring Fund and the Target Funds have the same Board Members and officers. The management of each Fund, including general oversight of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has ten (10) Board Members, each of whom is not considered an “interested person,” as defined in the 1940 Act, of the Fund.

Pursuant to each Fund’s by-laws, the Board of the Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that typically only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares are entitled as a class to elect two Board Members at all times. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. To the extent that one or more preferred shareholders owns, holds or controls, individually or in aggregate, all or a significant portion of a series of a Fund’s outstanding preferred shares, a few holders could exert influence on the selection of the Board as a result of the requirement that holders of preferred shares be entitled to elect two Board Members at all times. The Acquiring Fund’s board structure will remain in place following the closing of the Mergers.

Investment Adviser. Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2022, Nuveen managed approximately $1.1 trillion in assets, of which approximately $147.7 billion was managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2023. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets of Nuveen-branded closed- and open-end registered investment companies organized in the United States, and a specific fund-level fee, based only on the amount of assets of such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For Senior Income’s, Floating Rate Income Opportunity’s, Short Duration Credit Opportunities’ and the Acquiring Fund’s fiscal year ended July 31, 2022, the effective management fee rates, expressed as a percentage of average total daily managed assets (including assets attributable to leverage), were 0.80%, 0.80%, 0.80% and 0.79%, respectively.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Current Fund-Level Fee Schedules for the Funds

All Funds
Average Total Daily Managed Assets*	Annual Fee Rate
For the first $500 million	0.6500%
For the next $500 million	0.6250%
For the next $500 million	0.6000%
For the next $500 million	0.5750%
For managed assets over $2 billion	0.5500%

*

For this purpose, managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen-branded closed- and open-end registered investment companies organized in the United States, as stated in the table below. As of December 31, 2022, the complex-level fee rate for each Fund was 0.1590%.

The annual complex-level fee for each Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule, by a Fund’s daily managed assets:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$250 billion	0.1469%
$300 billion	0.1445%

*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Sub-Adviser. Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

For the services provided pursuant to Senior Income’s, Floating Rate Income Opportunity’s, Short Duration Credit Opportunities’ and the Acquiring Fund’s Sub-Advisory Agreements, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, calculated as set forth below. The sub-advisory fee is calculated as a percentage of the net management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Funds to Nuveen Fund Advisors.

Average Daily Managed Assets	Percentage of Net Management Fee
Up to $125 million	50.0%
$125 million to $150 million	47.5%
$150 million to $175 million	45.0%
$175 million to $200 million	42.5%
$200 million and over	40.0%

Nuveen Fund Advisors and the Sub-Adviser retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

A discussion of the basis for the Board’s most recent approval of the current Investment Management Agreement and Sub-Advisory Agreement for Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and the Acquiring Fund is included in the Funds’ Annual Report for the fiscal year ended July 31, 2022.

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolio of each Fund using a team of analysts and a portfolio manager that focuses on a specific group of funds. Scott Caraher and Kevin Lorenz, CFA are portfolio managers of the Target Funds and the Acquiring Fund. Mr. Caraher assumed portfolio management responsibility for Senior Income, Floating Rate Income Opportunity and the Acquiring Fund in 2009 and Short Duration Credit Opportunities in 2011. Mr. Lorenz assumed portfolio management responsibility for each Fund in 2020. Scott Caraher and Kevin Lorenz, CFA, will manage the combined fund upon completion of the Mergers.

Scott Caraher is Head of Senior Loans and responsible for retail and institutional bank loan-focused portfolio management and co-PM on the firm’s Long-Short Credit Strategy. When Scott joined Nuveen affiliate Symphony Asset Management in 2002, he was a gaming and industrials analyst providing long and short credit ideas to the investment team up and down the capital structure. Scott began trading loans for the platform in 2003 and in 2005 was named an associate portfolio manager on the firm’s loan strategies. He became the lead portfolio manager on the firm’s loan strategies in 2008. Prior to joining the firm, Scott was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Kevin Lorenz, CFA, is head of high yield and responsible for retail and institutional high yield bond focused portfolio management. He has served in a variety of roles since joining the firm in 1987. He has been investing in high yield over his entire career and has focused exclusively on high yield since 1995. Kevin is also a member of the global fixed income investment committee, which discusses and debates investment policy for all global fixed income products.

Comparative Risk Information

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest in a Fund, you should consider its principal risks.

Because each Fund invests primarily in senior loans, the principal risks of an investment in each Fund are similar. However, there are differences between the Funds’ investment policies that may affect their comparative risk profiles. Short Duration Credit Opportunities invests at least 80% of its managed assets in below investment grade debt instruments, while Senior Income, Floating Rate Income Opportunity and the Acquiring Fund are not required to invest in below investment grade debt instruments. Senior Income’s investments in non-U.S. issuers are limited to U.S. dollar denominated senior loans, while the other Funds’ investments in non-U.S. issuers may include both U.S. dollar and non-U.S. dollar denominated securities or debt instruments and may also include issuers in emerging markets countries. Floating Rate Income Opportunity and the Acquiring Fund each may not invest more than 20% of their managed assets in securities from the same industry, while Senior Income may not invest more than 25% of its managed assets in borrowers from the same industry and Short Duration Credit Opportunities has no stated policy in this regard.

The principal risks of investing in the Acquiring Fund are described in more detail under the caption “Risk Factors” in the Confidential Information Memorandum accompanying this Proxy Statement as Appendix B (the “Memorandum”).

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses of Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and the Acquiring Fund for the fiscal year ended July 31, 2022 and the pro forma fees and expenses of the combined fund following the Mergers for the twelve months ended July 31, 2022 assuming all Mergers were completed on July 31, 2022 and for each Merger separately.

The assets of the Funds will vary based on market conditions and other factors and may vary significantly during volatile market conditions. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

1. Comparative Fee Table(1)—Mergers of Senior Income, Floating Rate Income Opportunity and Short Duration Credit Opportunities

	Senior Income		Floating Rate Income Opportunity		Short Duration Credit Opportunities		Acquiring Fund		Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.27%		1.27%		1.27%		1.26%		1.21%
Fees on Preferred Shares and Interest and Related Expenses from Borrowings(3)	0.82%		0.80%		0.91%		0.80%		0.81%
Other Expenses	0.18	%(4)	0.12	%(4)	0.21	%(4)	0.11	%(4)	0.11%

Total Annual Expenses	2.27%		2.19%		2.39%		2.17%		2.13%

(1)

The table presented above estimates what the annual expenses of the combined fund following the Mergers would be stated as a percentage of the combined fund’s net assets attributable to common shares including the costs of leverage for the twelve month annual period ended July 31, 2022. Please see “Additional Information About the Acquiring Fund—Annual Expenses Excluding the Costs of Leverage” at page 100 for additional information.

(2)

Assumes the issuance of preferred shares in the amounts set forth in the capitalization table and assumes borrowings remain at the percentage level in place during the twelve months ended July 31, 2022. Such amounts may change prior to the closing date. Please see “C. Information About the Mergers—Capitalization” at page 27.

(3)

Fees on preferred shares assume annual dividends paid and amortization of offering costs for TFP Shares, where applicable, and annual liquidity and remarketing fees for TFP Shares of Short Duration Credit Opportunities and the Acquiring Fund. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and the Sub-Adviser.

(4)	Other Expenses are estimated based on actual expenses from the prior fiscal reporting period.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Senior Income	$23	$71	$122	$261
Floating Rate Income Opportunity	$22	$69	$117	$252
Short Duration Credit Opportunities	$24	$75	$128	$273
Acquiring Fund	$22	$68	$116	$250
Combined Fund Pro Forma	$22	$67	$114	$246

2. Comparative Fee Table(1)—Merger of Senior Income Only

	Senior Income		Acquiring Fund		Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.27%		1.26%		1.24%
Fees on Preferred Shares and Interest and Related Expenses from Borrowings(3)	0.82%		0.80%		0.80%
Other Expenses	0.18	%(4)	0.11	%(4)	0.11%

Total Annual Expenses	2.27%		2.17%		2.15%

(1)

The table presented above estimates what the annual expenses of the combined fund following the Merger would be stated as a percentage of the combined fund’s net assets attributable to common shares including the costs of leverage for the twelve month annual period ended July 31, 2022. Please see “Additional Information About the Acquiring Fund—Annual Expenses Excluding the Costs of Leverage” at page 100 for additional information.
(2)

Assumes the issuance of preferred shares in the amounts set forth in the capitalization table and assumes borrowings remain at the percentage level in place during the twelve months ended July 31, 2022. Such amounts may change prior to the closing date. Please see “C. Information About the Mergers—Capitalization” at page 27.

(3)

Fees on preferred shares assume annual dividends paid and amortization of offering costs for TFP Shares, where applicable, and annual liquidity and remarketing fees for TFP Shares of the Acquiring Fund. The TFP Shares of Senior Income, which currently are in a Variable Rate Mode, currently do not incur liquidity or remarketing fees. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and the Sub-Adviser.

(4)	Other Expenses are estimated based on actual expenses from the prior fiscal reporting period.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Senior Income	$23	$71	$122	$261
Acquiring Fund	$22	$68	$116	$250
Combined Fund Pro Forma	$22	$67	$115	$248

3. Comparative Fee Table(1)—Merger of Floating Rate Income Opportunity Only

	Floating Rate Income Opportunity		Acquiring Fund		Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.27%		1.26%		1.23%
Fees on Preferred Shares and Interest and Related Expenses from Borrowings(3)	0.80%		0.80%		0.80%
Other Expenses	0.12	%(4)	0.11	%(4)	0.10%

Total Annual Expenses	2.19%		2.17%		2.13%

(1)

The table presented above estimates what the annual expenses of the combined fund following the Merger would be stated as a percentage of the combined fund’s net assets attributable to common shares including the costs of leverage for the twelve month annual period ended July 31, 2022. Please see “Additional Information About the Acquiring Fund—Annual Expenses Excluding the Costs of Leverage” at page 100 for additional information.

(2)

Assumes the issuance of preferred shares in the amounts set forth in the capitalization table and assumes borrowings remain at the percentage level in place during the twelve months ended July 31, 2022. Such amounts may change prior to the closing date. Please see “C. Information About the Mergers—Capitalization” at page 27.

(3)

Fees on preferred shares assume annual dividends paid and amortization of offering costs for TFP Shares, where applicable, and annual liquidity and remarketing fees for TFP Shares of the Acquiring Fund. The TFP Shares of Floating Rate Income Opportunity, which currently are in a Variable Rate Mode, currently do not incur liquidity or remarketing fees. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and the Sub-Adviser.

(4)	Other Expenses are estimated based on actual expenses from the prior fiscal reporting period.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Floating Rate Income Opportunity	$22	$69	$117	$252
Acquiring Fund	$22	$68	$116	$250
Combined Fund Pro Forma	$22	$67	$114	$246

4. Comparative Fee Table(1)—Merger of Short Duration Credit Opportunities Only

	Short Duration Credit Opportunities		Acquiring Fund		Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.27%		1.26%		1.25%
Fees on Preferred Shares and Interest and Related Expenses from Borrowings(3)	0.91%		0.80%		0.82%
Other Expenses	0.21	%(4)	0.11	%(4)	0.11%

Total Annual Expenses	2.39%		2.17%		2.18%

(1)

The table presented above estimates what the annual expenses of the combined fund following the Merger would be stated as a percentage of the combined fund’s net assets attributable to common shares including the costs of leverage for the twelve month annual period ended July 31, 2022. Please see “Additional Information About the Acquiring Fund—Annual Expenses Excluding the Costs of Leverage” at page 100 for additional information.

(2)

Assumes the issuance of preferred shares in the amounts set forth in the capitalization table and assumes borrowings remain at the percentage level in place during the twelve months ended July 31, 2022. Such amounts may change prior to the closing date. Please see “C. Information About the Mergers—Capitalization” at page 27.

(3)

Fees on preferred shares assume annual dividends paid and amortization of offering costs for TFP Shares, where applicable, and annual liquidity and remarketing fees for TFP Shares of Short Duration Credit Opportunities and the Acquiring Fund. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and the Sub-Adviser.

(4)	Other Expenses are estimated based on actual expenses from the prior fiscal reporting period.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Short Duration Credit Opportunities	$24	$75	$128	$273
Acquiring Fund	$22	$68	$116	$250
Combined Fund Pro Forma	$22	$68	$117	$251

Comparative Performance Information

Comparative total return performance for the Funds for periods ended July 31, 2022.

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Senior Income	-3.03%	2.05%	4.19%	-5.84%	1.23%	3.42%
Floating Rate Income Opportunity	-2.82%	2.17%	4.52%	-3.76%	1.05%	4.03%
Short Duration Credit Opportunities	-3.52%	1.82%	3.94%	-5.50%	0.78%	3.43%
Acquiring Fund	-2.84%	2.18%	4.37%	-2.59%	1.44%	4.31%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

The principal risks of investing in TFP Shares of the Acquiring Fund are described under the caption “Risk Factors” in the Memorandum accompanying this Proxy Statement as Appendix B. An investment in TFP Shares of each Target Fund is also generally subject to these principal risks. The risks and special considerations discussed in the Memorandum should be considered by holders of TFP Shares of each Target Fund in their evaluation of the applicable Merger.

C.	INFORMATION ABOUT THE MERGERS

General

Nuveen Fund Advisors, a subsidiary of Nuveen and the Funds’ investment adviser, recommended the Merger proposals as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products. Each Fund’s Board considered its Fund’s Merger(s) and determined that the Merger(s) would be in the best interests of its Fund. Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board believes that its Fund’s proposed Merger may benefit the common shareholders of its Fund in a number of ways, including, among other things:

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

The potential for a narrower trading discount as a result of the larger size of the combined fund and the Acquiring Fund’s common shares trading at a discount that historically has been approximately equal to or lower than that of the Target Funds’ common shares;

•	Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund; and

•

Assuming each Merger is completed, lower net operating expenses (excluding the cost of leverage), as certain fixed costs are spread over the combined fund’s larger asset base which may also help to achieve fund-level management fee breakpoints.

With respect to holders of preferred shares of each Target Fund, the Target Fund’s Board considered that, upon the closing of the applicable Merger, holders of any preferred shares outstanding immediately prior to the closing will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms as the preferred shares of the applicable Target Fund immediately prior to the closing of the Merger.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund also may benefit from economies of scale due to a larger asset base, greater secondary market liquidity and increased portfolio and leverage management flexibility. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that the outstanding preferred shares of the Acquiring Fund and preferred shares of the Acquiring Fund to be issued in the Mergers would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

For these reasons, each Fund’s Board has determined that its Fund’s Merger(s) are in the best interest of its Fund and has approved such Merger(s).

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Merger to occur, all requisite shareholder approvals must be obtained at the applicable Fund’s shareholder meetings, and certain other consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to outstanding preferred shares of the Acquiring Fund and lenders under the Acquiring Fund’s Credit Facility, must also be obtained. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposals or continuing to operate the Target Fund as a standalone fund. The closing of one Merger is not contingent on the closing of any other Merger.

Terms of the Mergers

General. The Agreement and Plan of Merger by and among the Acquiring Fund, each Target Fund and the Merger Sub (the “Agreement”), in the form attached as Appendix A to this Proxy Statement, sets forth the terms of each Merger and, with respect to each Merger, provides for: (1) the merger of the Target Fund with and into the Merger Sub, with the Merger Sub continuing as the surviving company and the separate legal existence of the Target Fund ceasing for all purposes as of the Effective Time; (2) the conversion of the issued and outstanding common shares of beneficial interest of the Target Fund into newly issued common shares of beneficial interest of the Acquiring Fund, par value $0.01 per share (with cash being received in lieu of any fractional Acquiring Fund common shares), and (3) the conversion of the issued and outstanding TFP Shares of the Target Fund into newly issued TFP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $1,000 per share. With respect to each Merger, as of the Effective Time, without any further action, the Merger Sub as the surviving company shall (i) succeed to and possess all rights, powers and privileges of the Merger Sub and the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund and the Merger Sub shall vest in the Merger Sub, and (ii) be liable for all of the liabilities and obligations of the Target Fund and the Merger Sub. As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund and the Acquiring Fund will assume the liabilities of the Merger Sub in complete liquidation and dissolution of the Merger Sub under Massachusetts law. The Merger Sub has been formed for the sole purpose of consummating the Mergers and the Merger Sub will not conduct any business prior to the closing of the Mergers, except as necessary to facilitate the Mergers.

As a result of the Mergers, and subsequent distribution of assets to the Acquiring Fund, the assets of the Acquiring Fund and the Target Funds would be combined, and the shareholders of the Target Funds would become shareholders of the Acquiring Fund. The Acquiring Fund will be the accounting survivor of the Mergers.

Each preferred shareholder of a Target Fund will receive the same number of Acquiring Fund TFP Shares having substantially similar terms as the outstanding TFP Shares of such Target Fund held by such preferred shareholder immediately prior to the closing of the Mergers. The aggregate liquidation preference of the Acquiring Fund TFP Shares received in connection with the Mergers will equal the aggregate liquidation preference of a Target Fund’s TFP Shares held immediately prior to the closing of the Mergers. The Acquiring Fund TFP Shares to be issued in connection with the Mergers will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including any TFP Shares of the Acquiring Fund to be issued in connection with the Mergers, and any borrowings of the Acquiring Fund, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

The closing date is expected to be on or about June 5, 2023, or such other date as the parties may agree (the “Closing Date”). Following the Mergers, each Target Fund will terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Mergers as a registered closed-end management investment company, with the investment objectives and policies described in this Proxy Statement.

The aggregate net asset value, as of the Valuation Time (as defined below), of the Acquiring Fund common shares received by each Target Fund’s common shareholders in connection with the Mergers will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Fund will be reduced by the costs of the Mergers borne by such Fund. See “—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds” for a description of the rights of Acquiring Fund common shareholders. However, no fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to a Target Fund’s shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, Target Fund shareholders will be treated as if they received fractional share interests and then sold such interests for cash in a taxable transaction. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets at the effective time of a Merger. As a result of the Mergers, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Mergers and thus, common shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or a Target Fund individually.

Following the Mergers, each preferred shareholder of the Target Funds would own the same number of new Acquiring Fund TFP Shares with the same aggregate liquidation preference as the TFP Shares of the Target Fund held by such shareholder immediately prior to the closing of the Mergers, with substantially similar terms as the outstanding TFP Shares of the Target Fund held by such preferred shareholder immediately prior to the closing of a Merger. As a result of the Mergers, preferred shareholders of the Funds will hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or a Target Fund individually.

The holders of TFP Shares of each Target Fund will receive the following new series of TFP Shares of the Acquiring Fund:

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Merger
Senior Income	TFP Shares, Series A $1,000 liquidation preference per share Term Redemption Date: November 1, 2030	TFP Shares, Series B $1,000 liquidation preference per share Term Redemption Date: November 1, 2030

Floating Rate Income Opportunity	TFP Shares, Series A $1,000 liquidation preference per share Term Redemption Date: December 1, 2030	TFP Shares, Series C $1,000 liquidation preference per share Term Redemption Date: December 1, 2030

Short Duration Credit Opportunities	TFP Shares, Series A $1,000 liquidation preference per share Term Redemption Date: November 1, 2029	TFP Shares, Series D $1,000 liquidation preference per share Term Redemption Date: November 1, 2029

Valuation of Common Shares. Pursuant to the Agreement, the net asset value per share of each Target Fund and the Acquiring Fund shall be computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date referred to herein as the “Valuation Time”) using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as will be mutually agreed upon by the parties.

Acquiring Fund Common Shares to be Issued. At the effective time of the closing (the “Effective Time”), each Target Fund common share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund common shares equal to one multiplied by the quotient of the net asset value per share of the Target Fund divided by the net asset value per share of the Acquiring Fund.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund affected by the amendment as specifically authorized by such Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement with respect to a Merger, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to a Target Fund’s shareholders under the Agreement with respect to a Merger to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of each Merger is subject to the satisfaction or waiver (if permissible) of the following closing conditions: (1) the requisite approval by the common and preferred shareholders of each Fund of the proposals with respect to the Target Fund’s Merger described in this Proxy Statement, (2) each Fund’s receipt of an opinion of counsel substantially to the effect that the merger of the Target Fund with and into the Merger Sub will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Mergers”), (3) the absence of legal proceedings challenging the Mergers, and (4) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Mergers to occur, certain other consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to outstanding preferred shares of the Acquiring Fund and lenders under the Acquiring Fund’s Credit Facility, must also be obtained.

Termination. With respect to each Merger, the Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer, President or any Vice President of each Fund without further action by a Target Fund’s Board or the Acquiring Fund’s Board. In addition, a Fund may at its option terminate the Agreement with respect to its Merger at or before the closing due to: (1) a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (3) a determination by a Target Fund’s Board or the Acquiring Fund’s Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of its respective Fund involved in the Merger(s).

Reasons for the Mergers

Based on the considerations described below, the Board of Trustees of each Target Fund (each, a “Target Board” and collectively, the “Target Boards”), all of whom are not “interested persons,” as defined in the 1940 Act, and the Board of Trustees of the Acquiring Fund (the “Acquiring Board” and together with the Target Boards, the “Boards” and each individually, a “Board”), all of whom are not “interested persons,” as defined in the 1940 Act, have each determined that its Fund’s Merger(s) would be in the best interests of its Fund and that the interests of the existing shareholders of its Fund would not be diluted as a result of such Merger(s). At a meeting held on January 19, 2023 (the “Board Meeting”), each Board approved its Fund’s Merger(s) and recommended that shareholders of its Fund, as applicable, approve such Merger(s).

At and prior to the Board Meeting, including at previous meetings, Nuveen Fund Advisors made presentations and provided the Boards with information relating to the proposed Mergers and alternatives to the proposed Mergers. Prior to approving the Mergers, each Board reviewed the foregoing information with its independent legal counsel and with management, reviewed with independent legal counsel applicable law and its duties in considering such matters and met with independent legal counsel in private sessions without management present. Each Board recognized that Nuveen Fund Advisors, each Fund’s investment adviser, had recommended the Merger proposals as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products. Based on the foregoing, the Boards considered the following factors (as applicable), among others, in approving the Mergers and recommending that shareholders of the Funds (as applicable) approve the Mergers:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	the consistency of portfolio management;

•	the larger asset base of the combined fund as a result of the Mergers and the effect of the Mergers on fees and expense ratios;

•	the potential for improved secondary market trading with respect to common shares;

•	the anticipated federal income tax-free nature of the Mergers;

•	the expected costs of the Mergers;

•	the terms of the Mergers and whether the Mergers would dilute the interests of the shareholders of the applicable Funds;

•	the effect of the Mergers on shareholder rights;

•	alternatives to the Mergers; and

•	any potential benefits of the Mergers to Nuveen Fund Advisors and its affiliates as a result of the Mergers.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards noted that the Funds have similar investment objectives, policies and risks, but there are differences. For example, although each Fund has an investment objective that generally includes providing current income, Short Duration Credit Opportunities’ investment objective also includes providing the potential for capital appreciation. Further, although each Fund invests primarily in senior loans, there are certain policy differences. In its review, based on information provided by Nuveen Fund Advisors, each Board considered the anticipated impact of the Mergers on its Fund’s portfolio, including the expected effect on credit quality, and noted the similarities in portfolio composition and the degree of portfolio overlap among the Funds. The Boards also noted that each Fund may use leverage through a number of methods, including, among other things, through borrowings and the issuance of preferred shares. Moreover, in comparison to the Target Funds, the Target Boards recognized the potential for increased portfolio and leverage management flexibility afforded by the significantly larger asset base of the combined fund. With respect to principal investment risks, while the principal risks of an investment in each Fund would be similar in certain respects because each Fund invests primarily in senior loans, the differences relating to the Funds’ investment policies may affect the comparative risk profiles.

The Boards recognized that the Acquiring Fund has one series of TFP Shares outstanding, which are expected to remain outstanding following the Mergers, and each Target Fund has one series of TFP Shares outstanding. With respect to holders of preferred shares of each Target Fund, the Target Board considered that upon the closing of its Fund’s Merger, holders of any preferred shares outstanding immediately prior to the closing will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms to those of the preferred shares of the applicable Target Fund immediately prior to the closing of such Merger.

With respect to the Acquiring Fund, the Acquiring Board considered, based on information provided by Nuveen Fund Advisors, that the Acquiring Fund may benefit from increased portfolio and leverage management flexibility. The Acquiring Board also recognized that the outstanding preferred shares of the Acquiring Fund and any preferred shares of the Acquiring Fund to be issued in the Mergers would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Consistency of Portfolio Management. Each Fund has the same investment adviser and sub-adviser. In addition, each Fund has the same portfolio management team, which will continue to manage the combined fund upon completion of the Mergers. Through the Mergers, the Boards recognized that shareholders would remain invested in a closed-end management investment company that will have greater net assets and the same investment adviser, sub-adviser and portfolio managers.

Larger Asset Base of the Combined Fund; Effect of the Mergers on Fees and Expense Ratios. The Boards evaluated the fees and expense ratios of each of the Funds (including estimated expenses of the combined fund following the Mergers). It was anticipated that the Funds will benefit from the larger asset size as fixed costs are shared over a larger asset base. The Target Boards also considered that the fund-level management fee schedule of the Acquiring Fund was the same as that of each Target Fund at each breakpoint level and that, assuming each Merger is completed, the larger asset base of the combined fund may help to achieve fund-level management fee breakpoints. In addition, the Target Boards noted that, assuming each Merger is completed, it was expected that the net operating expenses per common share (i.e., expenses excluding the costs of leverage) of the combined fund would be lower than those of each Target Fund prior to the closing of the Mergers. In addition, the Acquiring Board noted that, assuming each Merger is completed, the net operating expenses per common share (i.e., expenses excluding the costs of leverage) of the combined fund were expected to be lower than those of the Acquiring Fund prior to the closing of the Mergers.

Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels following the Mergers, the Target Boards noted that the Mergers are being proposed, in part, to seek to enhance the secondary trading market for the common shares with respect to the Target Funds. The Target Boards considered that, relative to the Target Funds, the combined fund’s greater share volume may result in greater secondary market liquidity and improved secondary market trading for common shares after the Mergers, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. In addition, based on information provided by Nuveen Fund Advisors (including, among other things, average trading discounts calculated over various time periods), the Target Boards considered the potential for a narrower trading discount, relative to the Target Funds, as a result of the larger size of the combined fund and the Acquiring Fund’s common shares trading at a discount that historically has been approximately equal to or lower than that of the Target Funds’ common shares. However, the Target Boards recognized that the past trading record of the common shares of the Acquiring Fund may not necessarily be indicative of how the common shares of the combined fund will trade in the future and that no assurance can be provided regarding the trading discount of the common shares of the combined fund. Further, with respect to the Acquiring Fund, the Acquiring Board noted that such Fund may benefit from greater secondary market liquidity with respect to its common shares due to increased scale.

Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards. Each Merger will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes, and each Fund participating in a Merger will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions and exclusions). In addition, the Boards considered the impact of the Mergers on the ability to use capital loss carryforwards of the Funds and applicable limitations of federal income tax rules. Further, the Boards considered that, with respect to the Target Funds, significant portfolio sales were not expected to occur solely in connection with the Mergers.

Expected Costs of the Mergers. The Boards considered the terms and conditions of the Mergers, including the estimated costs associated with the Mergers and the allocation of such costs among the Funds. Preferred shareholders will not bear any costs of the Mergers.

Terms of the Mergers and Impact on Shareholders. The terms of the Mergers are intended to avoid dilution of the interests of the existing shareholders of the applicable Funds. In this regard, each Target Board considered that each holder of common shares of its Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. However, no fractional common shares of the Acquiring Fund will be distributed to the Target Funds’ common shareholders in connection with the Mergers. In lieu of such fractional shares, the Target Funds’ common shareholders will receive cash. As noted above with respect to holders of preferred shares of each Target Fund, holders of any preferred shares outstanding immediately prior to the closing of the applicable Merger will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms to those of the preferred shares of the applicable Target Fund immediately prior to the closing of such Merger.

In conjunction with the issuance of additional shares of the Acquiring Fund as described above, the Acquiring Board considered that the Acquiring Fund would receive additional assets and liabilities as a result of each Merger. Further, as noted above, the outstanding preferred shares of the Acquiring Fund and any preferred shares of the Acquiring Fund to be issued in the Mergers would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Effect on Shareholder Rights. The Boards considered that each Fund is organized as a Massachusetts business trust. In this regard, with respect to each Target Fund, there will be no change to shareholder rights under state statutory law.

Alternatives. The Target Boards considered various alternatives to the Mergers, including, among other things, keeping the status quo, liquidating the Target Funds, and merging the Target Funds into an open-end fund. In considering the status quo, the Target Boards considered Nuveen Fund Advisors’ view, among other things, that this option would not provide shareholders with the opportunity to benefit from economies of scale. In considering liquidation, the Target Boards took into account, among other things, that such alternative would be a taxable event and could be potentially disruptive to long-term shareholders. With respect to a merger into an open-end fund, the Target Boards considered, among other things, that based on the information provided by Nuveen Fund Advisors, this option may result in potentially lower earnings over time for Target Fund shareholders and may be disruptive to the acquiring open-end fund’s shareholders. In evaluating the proposed Mergers, the Target Boards considered, among other things, Nuveen Fund Advisors’ view that combining the Target Funds with a larger closed-end fund that also invests primarily in senior loans was an attractive alternative in light of certain potential benefits to shareholders of the Target Funds, as outlined above.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards recognized that the Mergers may result in some benefits and economies of scale for Nuveen Fund Advisors and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of each Target Fund as a separate fund in the Nuveen complex.

Conclusion. Each Board approved the Merger(s) involving its Fund, concluding that each such Merger is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of the respective Merger(s).

Capitalization

The following tables set forth the unaudited equity capitalization of the Funds as of November 30, 2022, and the pro-forma combined equity capitalization of the Acquiring Fund as if the Merger(s) had occurred on that date assuming the completion of all Mergers and the completion of each Merger separately.

1.	Capitalization Table—Mergers of Senior Income, Floating Rate Income Opportunity and Short Duration Credit Opportunities

The table reflects pro forma exchange ratios of approximately 0.58362402, 0.98941510 and 1.47209981 common shares of the Acquiring Fund issued for each common share of Senior Income, Floating Rate Income Opportunity and Short Duration Credit Opportunities, respectively. If the Mergers are consummated, the actual exchange ratios may vary.

	Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund Pro Forma(1)
Series A Taxable Fund Preferred (TFP) Shares, $1,000 stated value per share, at liquidation value	$40,000,000	$75,000,000	$70,000,000	$100,000,000	—	$285,000,000
Common Shareholders’ Equity
Common Shares, $0.01 par value per share; 38,611,472 shares outstanding for Senior Income, 40,541,218 shares outstanding for Floating Rate Income Opportunity, 10,085,648 shares outstanding for Short Duration Credit Opportunities, 56,918,468 shares outstanding for the Acquiring Fund and 134,412,385 shares outstanding for the Combined Fund Pro Forma	$386,115	$405,412	$100,856	$569,185	$(117,444) (2)	$1,344,124
Paid-in surplus	284,366,145	497,991,631	189,933,072	702,200,544	(1,952,556)(3)	1,672,538,836
Total distributable earnings	(77,964,505)	(131,148,288)	(53,480,812)	(182,075,423)	—	(444,669,028)
Net assets applicable to common shares	$206,787,755	$367,248,755	$136,553,116	$520,694,306	$(2,070,000)	$1,229,213,932
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$5.36	$9.06	$13.54	$9.15		$9.15
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

(1)

The pro forma balances are presented as if the Mergers were effective as of November 30, 2022, are presented for informational purposes only and assume the issuance of preferred shares in the amounts set forth above, which amounts may change prior to the Closing Date. The actual Closing Date of the Mergers is expected to be on or about June 5, 2023, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Mergers.

(2)

Assumes the issuance of 22,534,773, 40,112,055 and 14,847,089 Acquiring Fund common shares to Senior Income common shareholders, Floating Rate Income Opportunity common shareholders and Short Duration Credit Opportunities common shareholders, respectively, in connection with the Mergers. These numbers are based on the net asset values of the Acquiring Fund and the Target Funds as of November 30, 2022, adjusted for estimated Merger costs.
(3)

Includes the impact of estimated total Merger costs of $2,070,000 which are currently expected to be borne by Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and the Acquiring Fund in the amounts of $705,000, $420,000, $775,000 and $170,000, respectively.

2.	Capitalization Table—Merger of Senior Income Only

The table reflects a pro forma exchange ratio of approximately 0.58362402 common shares of the Acquiring Fund issued for each common share of Senior Income. If the Merger is consummated, the actual exchange ratio may vary.

	Senior Income	Acquiring Fund	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Series A Taxable Fund Preferred (TFP) Shares, $1,000 stated value per share, at liquidation value	$40,000,000	$100,000,000	—		$140,000,000
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 38,611,472 shares outstanding for Senior Income, 56,918,468 shares outstanding for the Acquiring Fund and 79,453,241 shares outstanding for the Combined Fund Pro Forma	$386,115	$569,185	$(160,768	)(2)	$794,532
Paid-in surplus	284,366,145	702,200,544	(714,232	)(3)	985,852,457
Total distributable earnings	(77,964,505)	(182,075,423)	—		(260,039,928)
Net assets applicable to common shares	$206,787,755	$520,694,306	$(875,000)		$726,607,061
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$5.36	$9.15			$9.15
Authorized shares:
Common	Unlimited	Unlimited	Unlimited		Unlimited
Preferred	Unlimited	Unlimited	Unlimited		Unlimited

(1)

The pro forma balances are presented as if the Merger was effective as of November 30, 2022, are presented for informational purposes only and assume the issuance of preferred shares in the amounts set forth above, which amounts may change prior to the Closing Date. The actual Closing Date of the Merger is expected to be on or about June 5, 2023, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)

Assumes the issuance of 22,534,773 Acquiring Fund common shares to Senior Income common shareholders in connection with the Merger. These numbers are based on the net asset values of the Acquiring Fund and Senior Income as of November 30, 2022, adjusted for estimated Merger costs.

(3)

Includes the impact of estimated total Merger costs of $875,000 allocable to Senior Income and the Acquiring Fund which are currently expected to be borne by Senior Income and the Acquiring Fund in the amounts of $705,000 and $170,000, respectively.

3.	Capitalization Table—Merger of Floating Rate Income Opportunity Only

The table reflects a pro forma exchange ratio of approximately 0.98941510 common shares of the Acquiring Fund issued for each common share of Floating Rate Income Opportunity. If the Merger is consummated, the actual exchange ratio may vary.

	Floating Rate Income Opportunity	Acquiring Fund	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Series A Taxable Fund Preferred (TFP) Shares, $1,000 stated value per share, at liquidation value	$75,000,000	$100,000,000	—		$175,000,000
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 40,541,218 shares outstanding for Floating Rate Income Opportunity, 56,918,468 shares outstanding for the Acquiring Fund and 97,030,523 shares outstanding for the Combined Fund Pro Forma	$405,412	$569,185	$(4,292	)(2)	$970,305
Paid-in surplus	497,991,631	702,200,544	(585,708	)(3)	1,199,606,467
Total distributable earnings	(131,148,288)	(182,075,423)	—		(313,223,711)
Net assets applicable to common shares	$367,248,755	$520,694,306	$(590,000)		$887,353,061
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$9.06	$9.15			$9.15
Authorized shares:
Common	Unlimited	Unlimited	Unlimited		Unlimited
Preferred	Unlimited	Unlimited	Unlimited		Unlimited

(1)

The pro forma balances are presented as if the Merger was effective as of November 30, 2022, are presented for informational purposes only and assume the issuance of preferred shares in the amounts set forth above, which amounts may change prior to the Closing Date. The actual Closing Date of the Merger is expected to be on or about June 5, 2023, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)

Assumes the issuance of 40,112,055 Acquiring Fund common shares to Floating Rate Income Opportunity common shareholders in connection with the Merger. These numbers are based on the net asset values of the Acquiring Fund and Floating Rate Income Opportunity as of November 30, 2022, adjusted for estimated Merger costs.

(3)

Includes the impact of estimated total Merger costs of $590,000 allocable to Floating Rate Income Opportunity and the Acquiring Fund, which are currently expected to be borne by Floating Rate Income Opportunity and the Acquiring Fund in the amounts of $420,000 and $170,000, respectively.

4.	Capitalization Table—Merger of Short Duration Credit Opportunities Only

The table reflects a pro forma exchange ratio of approximately 1.47209981 common shares of the Acquiring Fund issued for each common share of Short Duration Credit Opportunities. If the Merger is consummated, the actual exchange ratio may vary.

	Short Duration Credit Opportunities	Acquiring Fund	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Series A Taxable Fund Preferred (TFP) Shares, $1,000 stated value per share, at liquidation value	$70,000,000	$100,000,000	—		$170,000,000
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 10,085,648 shares outstanding for Short Duration Credit Opportunities, 56,918,468 shares outstanding for the Acquiring Fund and 71,765,557 shares outstanding for the Combined Fund Pro Forma	$100,856	$569,185	$47,615	(2)	$717,656
Paid-in surplus	189,933,072	702,200,544	(992,615	)(3)	891,141,001
Total distributable earnings	(53,480,812)	(182,075,423)	—		(235,556,235)
Net assets applicable to common shares	$136,553,116	$520,694,306	$(945,000)		$656,302,422
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$13.54	$9.15			$9.15
Authorized shares:
Common	Unlimited	Unlimited	Unlimited		Unlimited
Preferred	Unlimited	Unlimited	Unlimited		Unlimited

(1)

The pro forma balances are presented as if the Merger was effective as of November 30, 2022, are presented for informational purposes only and assumes the issuance of preferred shares in the amounts set forth above, which amounts may change prior to the Closing Date. The actual Closing Date of the Merger is expected to be on or about June 5, 2023, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)

Assumes the issuance of 14,847,089 Acquiring Fund common shares to Short Duration Credit Opportunities common shareholders in connection with the Merger. These numbers are based on the net asset values of the Acquiring Fund and Short Duration Credit Opportunities as of November 30, 2022, adjusted for estimated Merger costs.

(3)

Includes the impact of estimated total Merger costs of $945,000 allocable to Short Duration Credit Opportunities and the Acquiring Fund, which are currently expected to be borne by Short Duration Credit Opportunities and the Acquiring Fund in the amounts of $775,000 and $170,000, respectively.

Expenses Associated with the Mergers

Preferred shareholders will not bear any costs of the Mergers. The costs of the Mergers are estimated to be $2,070,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Mergers. Based on the expected benefits of the Mergers to each Fund, each of Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and the Acquiring Fund is expected to be allocated $705,000, $420,000, $775,000 and $170,000, respectively, of the estimated expenses in connection with the Mergers (0.31%, 0.10%, 0.51% and 0.03%, respectively, of Senior Income’s, Floating Rate Income Opportunity’s, Short Duration Credit Opportunities’ and the Acquiring Fund’s average net assets applicable to common shares for the twelve months ended July 31, 2022). If one or more Mergers are not consummated for any reason, including because the requisite shareholder approvals are not obtained, each of the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Mergers.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $7,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Funds, shareholders do not have dissenters’ rights of appraisal with respect to their shares in connection with the Mergers.

Material Federal Income Tax Consequences of the Mergers

As a non-waivable condition to each Fund’s obligation to consummate the Mergers, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to its Merger(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)

The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)

No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)	No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)

No gain or loss will be recognized by the Target Fund shareholders upon the conversion of all their Target Fund shares solely into Acquiring Fund shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund common shareholders receive cash in lieu of a fractional Acquiring Fund common share.

(e)

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the merger (including any fractional Acquiring Fund common share to which a Target Fund common shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund shares.

(f)

The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the merger (including any fractional Acquiring Fund common share to which a Target Fund common shareholder would be entitled) will include the period during which the shares of the Target Fund that were converted into such Acquiring Fund shares were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the merger.

(g)	The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger.

(h)	The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund.

With respect to each Merger, the opinion addressing the federal income tax consequences of the Merger described above will rely on the assumption that the Acquiring Fund TFP Shares received in the Merger, if any, will constitute equity of the Acquiring Fund. In that regard, special tax counsel to the Acquiring Fund will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that any Acquiring Fund TFP Shares received in the Merger by the holders of TFP Shares of the Target Fund will qualify as equity of the Acquiring Fund for federal income tax purposes. As a result, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Mergers, there can be no assurance that the Internal Revenue Service (“IRS”) will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties, and the tax consequences of the Mergers could differ significantly from those described in this Proxy Statement.

No opinion will be expressed as to (1) the effect of the Mergers on a Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Mergers under the alternative minimum tax imposed under Section 55 of the Code on a direct or indirect shareholder of a Target Fund that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or non-U.S. tax issues of any kind.

Each opinion will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Merger that is the subject of such opinion may not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund involved in such Merger and Target Fund shareholders may recognize taxable gain or loss as a result of that Merger.

Opinions of counsel are not binding upon the IRS or the courts and there can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. If the Mergers occur but the IRS or the courts determine that a Merger does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Target Fund involved in such Merger may recognize gain or loss on the transfer of its assets to the Acquiring Fund and/or the deemed distribution of Acquiring Fund shares to its shareholders and each shareholder of that Target Fund would recognize taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as ordinary income and capital gain) based on each class’s proportionate share of the total distributions paid by the Fund with respect to the year. Additional distributions may be made if necessary. As a result, such distribution could affect the character of the distributions received by holders of TFP Shares with respect to the year in which such distribution occurs for federal income tax purposes.

After the Mergers, the Acquiring Fund’s ability to use a Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Merger capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or pay more federal income tax, than they would have had the Mergers not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Mergers and the amount of unrealized capital gains in the Funds at the time of the Mergers.

The table below sets forth, as of July 31, 2022 (each Fund’s tax year end), each Fund’s unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

	Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund
Not subject to expiration:
Short-Term	$3,053,867	$4,606,728	$3,100,613	$6,507,557
Long-Term	$41,897,690	$69,531,297	$27,860,514	$96,717,405

Total	$44,951,557	$74,138,025	$30,961,127	$103,224,962

In addition, the shareholders of the Target Funds will receive a proportionate share of any taxable income and gains (after the application of any available capital loss carryforwards) realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of a Merger when such income and gains are eventually distributed by the Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments after the Mergers, the Acquiring Fund may recognize gains or losses (including any built-in gain in the portfolio investments of a Target Fund or the Acquiring Fund that was unrealized at the time of the Mergers), which also may result in taxable distributions to shareholders holding shares of the Acquiring Fund, including former Target Fund preferred shareholders who hold Acquiring Fund preferred shares after the Mergers. As a result, shareholders of the Target Funds and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Mergers not occurred.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Mergers and should not be considered to be tax advice. This description of the federal income tax consequences of the Mergers is made without regard to the particular facts and circumstances of any shareholder. There can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Mergers, including without limitation the federal, state, local, and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may be applicable to them.

Shareholder Approval

With respect to each Merger, the Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of a Target Fund’s outstanding common and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of a Target Fund’s outstanding preferred shares entitled to vote on the matter, voting together as a single class. Each Merger also is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting together as a single class. Holders of each Target Fund’s common shares are being solicited separately on the foregoing proposal through a separate proxy statement. In addition, under the rules of the NYSE, the Acquiring Fund’s common and preferred shareholders are required to approve the issuance of additional Acquiring Fund common shares in connection with the Mergers—See Proposal 2.

Abstentions and broker non-votes, if any, will have the same effect as a vote against the approval of a Merger. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter.

Preferred shareholders of the Funds are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, the Funds are seeking approval of the Agreement by the holders of their preferred shares.

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Merger to occur, all requisite shareholder approvals must be obtained at the applicable Fund’s shareholder Meeting, and certain other consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to outstanding preferred shares of the Acquiring Fund and lenders under the Acquiring Fund’s Credit Facility, must also be obtained. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposals or continuing to operate the Target Fund as a standalone fund. The closing of one Merger is not contingent on the closing of any other Merger.

The TFP Shares of each Fund were issued on a private placement basis to one or a small number of institutional shareholders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, the approval by a Fund’s preferred shareholders required for a Merger to occur may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to a Merger; there is no guarantee that such shareholders will vote to approve a Merger proposal.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Acquiring Fund and the Target Funds have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their Fund and have no preemptive, conversion or exchange rights, except as the Trustees may authorize, or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which they are entitled to vote, while each fractional share entitles its holder to a proportional fractional vote. Furthermore, the provisions set forth in each Fund’s declaration of trust and by-laws include, among other things, substantially identical super-majority voting provisions and other anti-takeover provisions, as described under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust and by-laws are on file with the SEC.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Mergers are consummated, the Acquiring Fund will issue additional common shares on the Closing Date to each Target Fund based on the relative per share net asset value of the Acquiring Fund and the aggregate net assets of each Target Fund that are transferred in connection with the Mergers, in each case as of the Valuation Time. The value of the Acquiring Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Acquiring Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Mergers will be identical to the terms of the Acquiring Fund common shares that are then outstanding. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable except as described under “Summary Description of Massachusetts Business Trusts” below.

Distributions

So long as preferred shares are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase outstanding common shares unless all accumulated dividends on preferred shares have been paid and unless the asset coverage, as defined in the 1940 Act, with respect to its preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price. In addition, the Acquiring Fund may not declare or make payment of a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase outstanding common shares unless, at the time of the declaration or making of such dividend or distribution or at the time of such purchase, the Acquiring Fund is in compliance with certain asset coverage requirements, and no event of default exists or would occur, under the Credit Facility.

Affiliated Brokerage and Other Fees

None of the Target Funds or the Acquiring Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser, or the Sub-Adviser of such Fund.

Description of TFP Shares to Be Issued by the Acquiring Fund

If any of the Mergers take place, the Acquiring Fund will issue TFP Shares (“New TFP Shares”) pursuant to the Agreement if TFP Shares of the merging Target Fund are outstanding immediately prior to the closing. TFP Shares of the Target Funds are subject to redemption in accordance with the respective Target Fund’s statement establishing and fixing the rights and preferences of TFP Shares. The following description applies if New TFP Shares are issued in the Mergers.

The terms of the New TFP Shares of the applicable series will be substantially similar, as of the time of the closing of the Merger, to the terms of the TFP Shares of the applicable Target Fund outstanding immediately prior to the closing of the Merger. The aggregate liquidation preference of the New TFP Shares to be received in the Merger, if any, will equal the aggregate liquidation preference of the applicable Target Fund’s TFP Shares held immediately prior to the closing of the Merger. The economic terms of any New TFP Shares likely may not be the same as the terms of the outstanding TFP Shares of the Acquiring Fund. The number of TFP Shares of a Target Fund currently outstanding may change prior to its Merger due to market or other conditions. See also “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund Series A TFP Shares.”

The Acquiring Fund currently expects that the New TFP Shares issued in connection with the Senior Income Fund Merger will be designated “Series B TFP Shares,” the New TFP Shares issued in connection with the Floating Rate Income Opportunity Merger will be designated “Series C TFP Shares” and the New TFP Shares issued in connection with the Short Duration Credit Opportunities Merger will be designated “Series D TFP Shares.”

The New TFP Shares of each series will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The New TFP Shares of each series will have equal priority with the other preferred shares of the Acquiring Fund, including the Acquiring Fund’s outstanding TFP Shares, any other New TFP Shares to be issued by the Acquiring Fund in the Mergers and any other preferred shares that the Acquiring Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The rights of lenders under the Credit Facility and any other creditors to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of preferred shares, including the existing TFP Shares of the Acquiring Fund and any New TFP Shares, and common shares with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

New Series B TFP Shares

The TFP Shares of Senior Income are (and the new Series B TFP Shares will be) in the “Variable Rate Mode.” The Variable Rate Mode for the TFP Shares of Senior Income currently ends on October 2, 2023, subject to early transition to a new mode, or scheduled extension or transition to a new mode. A new mode may provide for the modification of the economic terms of the TFP Shares. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Holders of the Series B TFP Shares will be entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per Series B TFP Share will equal the sum of dividends accumulated for each day but not yet paid during the relevant monthly dividend period.

The amount of dividends will be calculated monthly based on an index rate equal to one-month Term SOFR or another index plus an applicable spread. The applicable spread will be subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Series B TFP Shares. The dividend rate shall in no circumstances exceed 15% per year.

The Series B TFP Shares will be subject to optional and mandatory redemption by the Fund in certain circumstances.

The Acquiring Fund will be obligated to redeem the Series B TFP Shares on the term redemption date unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($1,000) plus any accumulated but unpaid dividends (whether or not earned or declared). The outstanding TFP Shares of Senior Income have a term redemption date of November 1, 2030. The new Series B TFP Shares will have the same term redemption date as the corresponding Senior Income TFP Shares.

During the Variable Rate Mode for the Series B TFP Shares, in the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. Also, during the Variable Rate Mode for the Series B TFP Shares, the Acquiring Fund will be obligated to redeem all of the outstanding Series B TFP Shares in the event a mode transition is initiated and a failed transition occurs, if such failure is not cured within the applicable cure period.

Series B TFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

New Series C TFP Shares

The TFP Shares of Floating Rate Income Opportunity are (and the new Series C TFP Shares will be) in the “Variable Rate Mode.” The Variable Rate Mode for the TFP Shares of Floating Rate Income currently ends on November 2, 2023, subject to early transition to a new mode, or scheduled extension or transition to a new mode. A new mode may provide for the modification of the economic terms of the TFP Shares. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Holders of the Series C TFP Shares will be entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per Series C TFP Share will equal the sum of dividends accumulated for each day but not yet paid during the relevant monthly dividend period.

The amount of dividends will be calculated monthly based on an index rate equal to one-month Term SOFR or another index plus an applicable spread. The applicable spread will be subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Series C TFP Shares. The dividend rate shall in no circumstances exceed 15% per year.

The Series C TFP Shares will be subject to optional and mandatory redemption by the Fund in certain circumstances.

The Acquiring Fund will be obligated to redeem the Series C TFP Shares on the term redemption date unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($1,000) plus any accumulated but unpaid dividends (whether or not earned or declared).The outstanding TFP Shares of Floating Rate Income Opportunity have a term redemption date of December 1, 2030. The new Series C TFP Shares will have the same term redemption date as the corresponding Floating Rate Income Opportunity TFP Shares.

During the Variable Rate Mode for the Series C TFP Shares, in the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. Also, during the Variable Rate Mode for the Series C TFP Shares, the Acquiring Fund will be obligated to redeem all of the outstanding Series C TFP Shares, in the event a mode transition is initiated and a failed transition occurs, if such failure is not cured within the applicable cure period.

Series C TFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

New Series D TFP Shares

The TFP Shares of Short Duration Credit Opportunities are (and the new Series D TFP Shares will be) in the “Variable Rate Demand Mode.” The Variable Rate Demand Mode for the TFP Shares of Short Duration Credit Opportunities currently ends on November 1, 2029, subject to early transition to a new mode. A new mode may provide for the modification of the economic terms of the TFP Shares. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Holders of the Series D TFP Shares will be entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per Series D TFP Share will equal the sum of dividends accumulated for each day but not yet paid during the relevant monthly dividend period.

The Series D TFP Shares will pay an adjustable dividend rate set weekly by a remarketing agent. Holders of the Series D TFP Shares will have the right to give notice on any business day to tender the securities for remarketing in seven days. The Series D TFP Shares also will be subject to a mandatory tender for remarketing upon the occurrence of certain events, such as a mode change or the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the Series D TFP Shares. The dividend rate shall in no circumstances exceed 15% per year.

The Series D TFP Shares have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The purchase agreement for the Series D TFP Shares will require the liquidity provider to purchase from holders all outstanding Series D TFP Shares tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding Series D TFP Shares prior to termination of the purchase agreement for such series, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider for the Series D TFP Shares to purchase the outstanding Series D TFP Shares pursuant to the purchase agreement for such series will run to the benefit of the holders of the Series D TFP Shares and is unconditional and irrevocable, and as such the short-term ratings assigned to the Series D TFP Shares will be directly linked to the short-term creditworthiness of the liquidity provider. The liquidity provider for the Series D TFP Shares will enter into a purchase agreement with respect to the Series D TFP Shares, subject to periodic extension by agreement with the Acquiring Fund.

The Series D TFP Shares will be subject to optional and mandatory redemption by the Fund in certain circumstances.

The Acquiring Fund will be obligated to redeem the Series D TFP Shares on the term redemption date unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($1,000) plus any accumulated but unpaid dividends (whether or not earned or declared). The outstanding TFP Shares of Short Duration Credit Opportunities have a term redemption date of November 1, 2029. The new Series D TFP Shares will have the same term redemption date as the corresponding Short Duration Credit Opportunities TFP Shares.

The Acquiring Fund will have an obligation to redeem, at a redemption price equal to $1,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, Series D TFP Shares purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance, if the Acquiring Fund fails to maintain the minimum asset coverage required under the 1940 Act and the Acquiring Fund’s fee agreement with the liquidity provider for the Series D TFP Shares, and such failure is not cured by the applicable cure date.

Series D TFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Summary Description of Massachusetts Business Trusts

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s governing documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General. Each Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument, and its by-laws (its “governing documents”).

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its governing documents. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the fund’s governing documents.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and by-laws and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust of each Fund contains such provisions.

The Funds

Each Fund is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under the declaration of trust of each Fund, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The by-laws of each Fund provide that each shareholder of the Fund, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to be bound by the terms of the Fund’s governing documents. The Funds’ declaration of trusts are substantially the same, and the Funds have adopted the same by-laws. The following is a summary of some of the key provisions of the Funds’ governing documents.

Shareholder Voting. The declaration of trust of each Fund limits shareholder voting to certain enumerated matters, including certain amendments to the declaration of trust, the election of trustees if required by the 1940 Act, the merger or consolidation of the Fund with any corporation or a reorganization or sales of assets in certain circumstances and matters required to be voted on by the 1940 Act, or, for Senior Income, a recapitalization of the Fund (under certain circumstances) and, for each Fund, with respect to such additional matters relating to the Fund as the trustees may consider necessary or desirable.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The holders of a majority (more than 50%) of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. Notwithstanding the foregoing, when the holders of preferred shares are entitled to elect any of a Fund’s trustees by class vote of such holders, the holders of thirty-three and one-third percent (33 1/3%) of the preferred shares entitled to vote at a meeting shall constitute a quorum for the purpose of such an election. Unless other voting provisions contained in the Fund’s governing documents or the 1940 Act apply, the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter. The governing documents require a super-majority vote in certain circumstances with respect to a merger, consolidation or dissolution of or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company, unless such transaction has been approved by two-thirds of the Trustees, and that the affirmative vote of a majority (more than 50%) of the shares outstanding and entitled to vote is required to elect trustees in a “contested election” (i.e., an election in which the number of trustees nominated in accordance with the by-laws exceeds the number of trustees to be elected), but that a plurality vote applies in an uncontested election.

The by-laws of each Fund provide that common shares held by a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” shall have the same voting rights as other common shares only to the extent authorized by the Fund’s shareholders (the “Control Share Provision”). Such authorization shall require the affirmative vote of the holders of a majority (more than 50%) of the shares of the Fund entitled to vote in the election of trustees, excluding Interested Shares. Interested Shares include shares held by Fund officers and any person who has acquired common shares in a Control Share Acquisition. The by-laws define a “Control Share Acquisition,” subject to various conditions and exceptions, generally to mean an acquisition of common shares that would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power, but for the Control Share Provision, in the election of trustees (except for any elections of trustees by holders of preferred shares voting as a separate class) in any one of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. For this purpose, all common shares acquired by a person within ninety days before or after the date on which such person acquires shares that result in a Control Share Acquisition, and all common shares acquired by such person pursuant to a plan to make a Control Share Acquisition, shall be deemed to have been acquired in the same Control Share Acquisition. Subject to various conditions and procedural requirements, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may request a vote of shareholders to approve the authorization of voting rights of such shareholder with respect to such shares. See “General Information—Additional Information About the Solicitation” at page 110 for a description of certain legal matters with respect to the Control Share Provision.

Shareholder Meetings. Meetings of shareholders may be called by the trustees and must be called upon the written request of shareholders entitled to cast at least 10% of all votes entitled to be cast at the meeting. Shareholder requests for special meetings are subject to various requirements under each Fund’s by-laws, including as to the specific form of, and information required in, a shareholder’s request to call such a meeting. A shareholder may request a special meeting only to act on a matter upon which such shareholder is entitled to vote under the terms of the Fund’s governing documents, and shareholders may not request special meetings for the purpose of electing trustees.

The by-laws of each Fund authorize the trustees or the chair of a shareholder meeting to adopt rules, regulations and procedures appropriate for the proper conduct of the meeting, which may include (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on by the shareholders present or represented at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at and participation in the meeting by shareholders, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; (vi) limitations on the time allotted to questions or comments by shareholders; and (vii) the extent to which, if any, other participants are permitted to speak.

The by-laws of each Fund establish qualification criteria applicable to prospective trustees and require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at a meeting of shareholders. Any notice by a shareholder must be accompanied by certain information as required by the by-laws. No shareholder proposal will be considered at any meeting of shareholders of a Fund if such proposal is submitted by a shareholder who does not satisfy all applicable requirements set forth in the by-laws, and unless otherwise required by applicable law, no matter may be considered at or brought before any meeting of shareholders unless such matter has been deemed a proper matter for shareholder action by certain officers of the Fund or by at least sixty-six and two-thirds percent (66 2/3%) of the trustees.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee. The by-laws of each Fund establish qualification requirements applicable to any person who is recommended, nominated, elected, appointed, qualified or seated as a trustee.

Pursuant to each Fund’s by-laws, the Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, and typically only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. The board structure of the Acquiring Fund will remain in place following the closing of the Mergers.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Governing Documents. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, if any, entitled to vote, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class. Each Fund’s by-laws may be amended or repealed, or new by-laws may be adopted, by a vote of a majority of the trustees. The by-laws of each Fund may not be amended by shareholders.

Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, each declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, each declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from such trustee’s, officer’s or employee’s bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each declaration of trust also provides that the trustees may rely in good faith on expert advice.

Forum Selection. Each Fund’s by-laws provide that, unless the Fund consents in writing to the selection of an alternative forum, and except for certain claims brought under the federal securities laws, the sole and exclusive forum for any shareholder or group of shareholders to bring (i) any derivative action or proceeding brought on behalf of the Fund, (ii) any action asserting a claim for breach of any duty owed by a trustee or officer or other employee of a Fund to the Fund or to the Fund’s shareholders, (iii) any action asserting a claim arising pursuant to Massachusetts business trust law or the Fund’s governing documents, and (iv) any other action asserting a claim governed by the internal affairs doctrine, shall be within the United States District Court for the District of Massachusetts (Boston Division) or, to the extent such court does not have jurisdiction, the Business Litigation Session of the Massachusetts Superior Court in Suffolk County. Each Fund’s by-laws further provide that in any such covered action there is no right to a jury trial and the right to a jury trial is expressly waived to the fullest extent permitted by law.

Derivative and Direct Claims of Shareholders. Each Fund’s by-laws contain provisions regarding derivative and direct claims of shareholders. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a derivative action in the right of or name of or on behalf of the trust. Under the Massachusetts statute, a shareholder whose demand has been refused by the trustees may bring the claim only if the shareholder demonstrates to a court that the trustees’ decision not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The by-laws of each Fund largely incorporate the substantive elements of the Massachusetts statute and establish procedures for shareholders to bring derivative actions and for the Board to consider shareholder demands that the Fund commence a suit. In addition, the by-laws of each Fund distinguish direct actions from derivative claims and prohibit the latter from being brought directly by a shareholder.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

General

The Funds have similar investment objectives, but there are differences. Each Fund seeks current income, primarily through investments in senior loans.

Senior Income’s investment objective is to achieve a high level of current income, consistent with preservation of capital. As a non-fundamental policy, under normal circumstances, Senior Income invests at least 80% of its Assets in adjustable rate, U.S. dollar-denominated secured and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality. Investment grade quality securities are those securities that, at the time of investment, are rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades or unrated but judged to be of comparable quality. With respect to the Fund’s senior loans included in the 80% policy, such instruments will at all times have a dollar weighted average time until the next interest rate adjustment of 90 days or less. Senior Income invests primarily in adjustable rate U.S. dollar-denominated secured senior loans.

Floating Rate Income Opportunity’s investment objective is to achieve a high level of current income. As a non-fundamental policy, under normal circumstances, Floating Rate Income Opportunity invests at least 80% of its Assets in adjustable rate loans, primarily secured senior loans. With respect to Floating Rate Income Opportunity’s senior loans included in the 80% policy, such instruments will not at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. As part of the 80% requirement, Floating Rate Income Opportunity also may invest in adjustable rate unsecured senior loans and adjustable rate secured and unsecured subordinated loans. Senior loans include floating or variable rate, U.S. dollar denominated secured and unsecured loans that hold the most senior position in the capital structure of an issuer. Adjustable rate senior loans and adjustable rate subordinated loans are sometimes collectively referred to as “adjustable rate loans.” Adjustable rate loans pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, generally based on a percentage above LIBOR, SOFR, a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate (of any tenor, but typically between one month and six months, and currently), plus a premium.

Short Duration Credit Opportunities’ investment objective is to provide current income and the potential for capital appreciation. As a non-fundamental policy, under normal circumstances, Short Duration Credit Opportunities invests at least 80% of Assets, at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities and preferred securities. Short Duration Credit Opportunities’ portfolio will be invested primarily in below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments. Short Duration Credit Opportunities also may invest in other types of debt instruments and enter into short positions consisting primarily of high yield debt. Under normal circumstances, Short Duration Credit Opportunities will invest at least 70% of its Managed Assets in adjustable rate senior loans and second lien loans.

The Acquiring Fund’s investment objective is to achieve a high level of current income. As a non-fundamental policy, under normal circumstances, the Acquiring Fund invests at least 80% of its Assets in secured senior loans and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality. With respect to the Acquiring Fund’s senior loans included in the 80% policy, such instruments will at times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.

Note that each Fund’s investment objective may not be changed without shareholder approval of the holders of a majority of the outstanding common and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person (including participation by means of remote or “virtual” communication) or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Also note that (1) Senior Income’s policy to invest at least 80% of its Assets in adjustable rate, U.S. dollar-denominated, secured and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality; (2) Floating Rate Income Opportunity’s policy to invest at least 80% of its Assets in adjustable rate loans; (3) Short Duration Credit Opportunities’ policy to invest at least 80% of its Assets in loans or securities in the issuing company’s capital structure that are senior to its common equity and (4) the Acquiring Fund’s policy to invest at least 80% of its Assets in secured senior loans and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality, may not be changed without 60 days’ prior written notice.

Investment Policies of the Acquiring Fund

In addition to the Acquiring Fund’s investment policies discussed above, the following non-fundamental investment policies also apply to the Acquiring Fund, under normal circumstances:

•	The Acquiring Fund invests at least 65% of its Managed Assets in senior loans that are secured by specific collateral.

•

The Acquiring Fund may invest its Managed Assets without limit in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (BBB- or Baa3 or better) by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, no more than 30% of the Acquiring Fund’s Managed Assets may be invested in senior loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch or that are unrated but judged to be of comparable quality.

•

The Acquiring Fund may invest up to 20% of its Managed Assets in (i) other debt securities such as investment and non-investment grade debt securities, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of senior loans, which may be treated as an investment in senior loans for purposes of the 80% requirement set forth above), (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations), and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities). No more than 5% of the Acquiring Fund’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities. The debt securities in which the Acquiring Fund may invest may have short-term, intermediate-term or long-term maturities. The Acquiring Fund also may receive warrants and equity securities issued by a borrower or its affiliates in connection with the Fund’s other investments in such entities.

•	The Acquiring Fund maintains an average duration of one year or less for its portfolio investments in senior loans and other debt instruments.

•	The Acquiring Fund will not invest in inverse floating rate securities.

•

The Acquiring Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers (which includes borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Acquiring Fund’s Managed Assets to be invested in senior loans and other debt instruments of non-U.S.

issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries.

•

The Acquiring Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for the purposes of this policy) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries. The Acquiring Fund may invest more than 20% of its Managed Assets in sectors which (for the purposes of this policy) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation.

•

The Acquiring Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the senior loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index.

Investment Policies of Senior Income

In addition to Senior Income’s investment policies discussed above, the following non-fundamental investment policies also apply to Senior Income, under normal circumstances:

•

No more than 30% of Senior Income’s Managed Assets may be invested in senior loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch Ratings, part of the Fitch Group (“Fitch”) or that are unrated but judged to be of comparable quality.

•	Senior Income invests at least 65% of its Managed Assets in senior loans that are secured by specific collateral. Such collateral consists of assets and/or stock of the borrower.

•	Senior Income may invest up to 20% of its Managed Assets in U.S. dollar-denominated senior loans of borrowers that are organized or located in countries outside the United States.

•	Senior Income may invest up to 20% of its Managed Assets, in the aggregate, in:

•	other income producing securities such as investment and non-investment grade corporate debt securities, of corporate or governmental issuers; and

•	equity securities and warrants acquired in connection with the Fund’s investments in senior loans.

•	Senior Income will not invest more than 10% of its Managed Assets in senior loans with interest rates that adjust less often than semi-annually.

•

Senior Income’s portfolio of senior loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of senior loans. If the Fund does so, it considers the shortened period to be the adjustment period of the senior loans.

•	Senior Income has no policy limiting the maturity of the senior loans that it purchases.

•

Senior Income does not intend to invest more than 5% of its Managed Assets in senior loans or other securities of a single borrower. In addition, the Fund will not invest more than 25% of its Managed Assets in borrowers that conduct their principal businesses in the same industry.

•

Senior Income invests no more than 20% of its total assets in senior loans in which it acts as an agent or co-agent, and the size of any such individual senior loan will not exceed 5% of the Fund’s total assets.

•

Senior Income does not currently intend to invest more than 20% of its Managed Assets in participations. Participations are when the Fund acquires from a lender a portion of a lender’s rights under a loan agreement.

•

Senior Income will only acquire participations if the lender selling the participation, and any other persons interpositioned between the Fund and the lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P, Baa or P-3 or higher by Moody’s or BBB or F3 or higher by Fitch or has debt or obligations that are unrated by S&P, Moody’s and Fitch and determined by the Fund’s investment adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

•

Senior Income may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in the types in which the Fund may invest directly.

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Senior Income may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. Such swaps are standardized total return swaps on loan indices that are designed to provide exposure to the senior loan market.

Investment Policies of Floating Rate Income Opportunity

In addition to Floating Rate Income Opportunity’s investment policies discussed above, the following non-fundamental investment policies also apply to Floating Rate Income Opportunity, under normal circumstances:

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Floating Rate Income Opportunity invests no more than 20% of its total assets in senior loans in which it acts as an agent or co-agent and the size of any such individual senior loan will not exceed 5% of the Fund’s total assets.

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Floating Rate Income Opportunity may invest its Managed Assets without limit in adjustable rate loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, Floating Rate Income Opportunity may not invest, at the time of investment, more than 30% of its Managed Assets in securities rated below CCC+ or Caa by any NRSRO that rate such security or are unrated but judged to be of comparable quality, including securities in default.

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Floating Rate Income Opportunity may invest up to 20% of its Managed Assets in the following adjustable or fixed rate securities: (i) other debt securities such as investment and non-investment grade debt securities, fixed rate senior loans or subordinated loans, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of adjustable rate loans, which may be treated as an investment in adjustable rate loans for purposes of the 80% requirement set forth above); (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations); and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities).

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No more than 5% of Floating Rate Income Opportunity’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset- backed securities, and sovereign debt securities.

•	Floating Rate Income Opportunity also may receive warrants and equity securities issued by an issuer or its affiliates in connection with the Fund’s other investments in such entities.

•	Floating Rate Income Opportunity invests at least 65% of its Managed Assets in senior loans that are secured by specific collateral. Such collateral consists of assets and/or stock of the borrower.

•	Floating Rate Income Opportunity maintains an average duration of one year or less for its portfolio investments in adjustable rate loans and other debt instruments.

•	Floating Rate Income Opportunity will not invest in inverse floating rate securities.

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Floating Rate Income Opportunity may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in adjustable rate loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries.

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Floating Rate Income Opportunity may not invest more than 20% of its Managed Assets in securities from an industry which (for these purposes ) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries. Floating Rate Income Opportunity may invest more than 20% of its Managed Assets in sectors which (for these purposes) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation.

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Floating Rate Income Opportunity may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the senior loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index.

Investment Policies of Short Duration Credit Opportunities

In addition to Short Duration Credit Opportunities’ investment policies discussed above, the following non-fundamental investment policies also apply to Short Duration Credit Opportunities, under normal circumstances:

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Short Duration Credit Opportunities invests at least 70% of its Managed Assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments.

•	Short Duration Credit Opportunities may invest in high yield debt and other debt instruments as described herein in an aggregate amount of up to 30% of its Managed Assets.

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Short Duration Credit Opportunities invests at least 80% of its Managed Assets in corporate debt instruments that are, at the time of investment, rated below investment grade or unrated but judged by the Fund’s sub-adviser to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, Short Duration Credit Opportunities may not invest, at the time of investment, more than 30% of its Managed Assets in securities rated below CCC+ or Caa by any NRSRO that rate such security or are unrated but judged to be of comparable quality, including securities in default.

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Short Duration Credit Opportunities may enter into short positions, consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating a negative investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its Managed Assets.

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Short Duration Credit Opportunities will maintain an average duration of two years or less for its portfolio (including the effect of leverage, but after the effect of derivatives used to shorten duration). “Average duration” and “average portfolio duration” are each defined to be the modified duration of the Fund’s portfolio, which is the measure of a debt instrument’s or a portfolio’s price sensitivity with respect to changes in market yields adjusted to reflect the effect of the Fund’s use of leverage.

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Short Duration Credit Opportunities may invest up to 20% of its Managed Assets in debt instruments of non-U.S. issuers (which term includes borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s investments in debt instruments of non-U.S. issuers may include debt instruments located, or conducting their business, in emerging market countries.

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Short Duration Credit Opportunities may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly.

Use of Leverage

Each Fund uses leverage to pursue its investment objective. The Funds may use leverage to the extent permitted by the 1940 Act. The Funds may source leverage through a number of methods including through borrowings, issuing preferred shares of beneficial interest, the issuance of debt securities, and entering into reverse repurchase agreements (effectively a borrowing). In addition, the Funds may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the senior loan market adversely affect the price at which senior loans are available), each Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate- or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Funds may not achieve their investment objectives.

Portfolio Investments

The Acquiring Fund’s portfolio is composed principally of the following investments.

Senior Loans

The Acquiring Fund may invest in (i) senior loans made by banks or other financial institutions to borrowers, (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. senior loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The capital structure of a borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the borrower, typically in descending order of seniority with respect to claims on the borrower’s assets. The proceeds of senior loans primarily are used by borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, re-financings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Acquiring Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Acquiring Fund usually will rely on the Agent to monitor compliance by the borrower with the restrictive covenants in a loan agreement.

Senior loans in which the Acquiring Fund invests generally pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, plus a premium. senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semiannually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR (of any tenor, but typically between one month and six months, and currency), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. The frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. The senior loans held by the Acquiring Fund will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Acquiring Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Acquiring Fund from its investments in senior loans should decrease. The Acquiring Fund may utilize derivative instruments to shorten the effective interest rate redetermination period of senior loans in its portfolio. senior loans typically have a stated term of between one and eight years.

The Acquiring Fund primarily purchases senior loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

The Acquiring Fund may purchase participation interests in the original syndicate making senior loans. Loan participation interests typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Acquiring Fund may participate in such syndications, or can buy part of a senior loan, becoming a part Lender. When purchasing a participation interest, the Acquiring Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Acquiring Fund may invest may not be rated by any NRSRO. See “Risk Factors—Senior Loan Risks.”

Although senior loans have the most senior position in a borrower’s capital structure and are often secured by specific collateral, they are typically below investment grade quality and may have below investment grade ratings; these ratings are associated with securities having speculative characteristics. Senior loans rated below investment grade may therefore be regarded as “junk,” despite their senior capital structure position or specific collateral pledged to secure such loans. The Acquiring Fund may purchase and retain in its portfolio senior loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Acquiring Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a senior loan. See “—Warrants and Equity Securities.” Given the Acquiring Fund’s policy to invest up to 30% of its Managed Assets in senior loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch, the Acquiring Fund may invest no more than 30% of its Managed Assets in borrowers that, at the time of investment, have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Investment rating limitations are considered to apply only at the time of investment and the Acquiring Fund is under no obligation to sell securities as a result of changes in market values or ratings. You should expect the Acquiring Fund’s net asset value to fluctuate as a result of changes in the credit quality of borrowers and other factors. A serious deterioration in the credit quality of one or more borrowers could cause a permanent decrease in the Acquiring Fund’s net asset value. See “Risk Factors—Loan Participation Risk.”

Non-Senior Loan Investments

Second Lien Loans and Unsecured Loans. The Acquiring Fund may invest in second lien loans and other unsecured loans. Such loans are made by public and private corporations and other non-governmental borrowers for a variety of purposes. As in the case of senior loans, the Acquiring Fund may purchase interests in second lien loans and unsecured loans through assignments or participations.

Second lien loans have similar characteristics as senior loans except that such interests are second in lien property rather than first. Second lien loans are second in priority of payment to one or more senior loans of the related borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the interest. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related borrower other than senior loans of such borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the interest. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to senior loans and other secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share the same risks of other below investment grade debt instruments.

Corporate Bonds. Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The Acquiring Fund may invest in bonds and other debt securities of any quality.

Structured Notes. The Acquiring Fund may utilize structured notes, which are privately negotiated debt obligations or economically equivalent instruments where the principal and/or interest to be received by the investor is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans, or specified interest rates, or the differential performance of two assets or markets. Structured notes may be issued by corporations, including banks, as well as by governmental agencies. Structured notes frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or index while the structured notes are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. If the Acquiring Fund invests in structured notes that are designed to provide returns and risks that emulate those of senior loans, the Acquiring Fund may treat the value of (or, if applicable, the notional amount of) such investment as an investment in senior loans for purposes of determining compliance with the requirement set forth above that at least 80% of the Acquiring Fund’s Assets be invested under normal market circumstances in senior loans, except to the extent that the value (or notional amount) of such investments exceeds 5% of the Acquiring Fund’s Managed Assets. Any such investment amounts that exceed 5% of Managed Assets will be treated as a type of “other debt instruments” which, in the aggregate, are limited to 20% of Managed Assets. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of the multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Sub-Adviser may utilize structured notes for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Acquiring Fund’s portfolio. While structured notes may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured notes may be less liquid than other debt securities, and the price of structured notes may be more volatile. In some cases, depending on the terms of the embedded index, a structured note may provide that the principal and/or interest payments may be adjusted below zero. Structured notes also may involve significant credit risk and risk of default by the counterparty. Although structured notes are not necessarily illiquid, the Adviser believes that currently most structured notes are illiquid. Like other sophisticated strategies, the Acquiring Fund’s use of structured notes may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Sub-Adviser, principal and/or interest payments received on the structured notes may be substantially less than expected. Also, if the Sub-Adviser uses structured notes to reduce the duration of the Acquiring Fund’s portfolio, this may limit the Acquiring Fund’s return when having a longer duration of the Acquiring Fund’s portfolio, this may limit the Acquiring Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Acquiring Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Acquiring Fund will invest in obligations issued by these instrumentalities only if the Sub-Adviser determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. Government securities which may be purchased by the Acquiring Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Warrants and Equity Securities. The Acquiring Fund may acquire equity securities and warrants issued by a borrower or its affiliates as part of a package of investments in the borrower or its affiliates issued in connection with a senior loan of the borrower. The Acquiring Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in senior loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Acquiring Fund’s net asset value. The Acquiring Fund may possess material non-public information about a borrower as a result of its ownership of a senior loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Acquiring Fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.

Repurchase Agreements. For cash management purposes, the Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Acquiring Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Sub-Adviser, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Sub-Adviser will demand additional collateral from the issuer to increase the Sub-Adviser of the collateral to at least that of the repurchase price, including interest.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). Convertible securities have general characteristics similar to both debt securities and common stock. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities may specify an interest rate or rates that are conditioned upon changes to the market price of the underlying common stock. Convertible securities also may be issued in zero coupon form with an original issue discount. See “—Zero Coupon and Payment-In-Kind Securities.” Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, will also react to variations in the general market for common stock. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and can provide for a stable stream of income with generally higher yields than common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Acquiring Fund may invest may be below investment grade quality.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities may be called for conversion by the issuer after a particular date and under certain circumstances (including at a specified price) established upon its issuance. For these reasons, the risks associated with the investing in mandatory convertible securities most closely resemble the risks inherent in common stock. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss. If a mandatory convertible security is called for conversion, the Acquiring Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Acquiring Fund’s ability to achieve its investment objective. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security’s conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock.

Mortgage-Related and Other Asset-Backed Securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Acquiring Fund invests will typically pay variable rates of interest, although the Acquiring Fund may invest in fixed-rate obligations as well.

The Acquiring Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

A collateralized loan obligation (“CLO”) is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically senior loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

The Acquiring Fund also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs and are subject to the same inherent risks.

Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-

related securities held by the Acquiring Fund may exhibit additional volatility. This is known as extension risk. The Sub-Adviser expects that the Acquiring Fund will focus its mortgage-related investments principally in adjustable rate mortgage-related and other asset- backed securities, which should minimize the Acquiring Fund’s overall sensitivity to interest rate volatility and extension risk. However, because interest rates on most adjustable rate mortgage-related and other asset-backed securities typically only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuation in the market value of these securities, including declines in market value as interest rates rise. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. This can reduce the Acquiring Fund’s returns because the Acquiring Fund may have to reinvest that money at lower prevailing interest rates. Below investment grade securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. senior loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be increased. The Acquiring Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Sovereign Debt Securities. The Acquiring Fund may invest in debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers, including those located, or conducting their business, in emerging markets countries.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in the U.S. by which defaulted interest may be collected.

Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability or sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject. The Acquiring Fund may invest in debt securities issued by issuers located, or conducting their business in, emerging market countries, and investments in such debt securities are particularly speculative. Heightened risks of investing in emerging markets sovereign debt include:

•	Risk of default by a governmental issuer or guarantor. In the event of a default, the Acquiring Fund may have limited legal recourse against the issuer and/or guarantor.

•

Risk of restructuring certain debt obligations. This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments.

In addition, risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Acquiring Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.

Below Investment Grade Securities. Investments in below investment grade securities, commonly referred to as junk bonds or high yield debt, generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.

Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Acquiring Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. The Sub-Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Acquiring Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Acquiring Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Acquiring Fund’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Acquiring Fund may have greater difficulty selling its portfolio securities. The Acquiring Fund will be more dependent on the Sub-Adviser’s research and analysis when investing in below investment grade securities. The Sub-Adviser seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Sub-Adviser does not rely solely on credit ratings when selecting securities for the Acquiring Fund, and develops its own independent analysis of issuer credit quality.

The Acquiring Fund’s credit quality policies apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security in the event that a rating agency or the Sub-Adviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Sub-Adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

Debtor-In-Possession Financings. The Acquiring Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the Acquiring Fund’s only recourse will be against the property securing the DIP financing.

Securities Issued by Non-U.S. Issuers

General. The Acquiring Fund may invest in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. The Acquiring Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. An “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe. Securities of non-U.S. Issuers include ADRs, Global Depositary Receipts (GDRs) or other securities representing underlying shares of non-U.S. Issuers. Positions in those securities are not necessarily denominated in the same currency as the common stock into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar- denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Acquiring Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Acquiring Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. Issuers. Investing in securities of non-U.S. Issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. Issuers. These considerations include: (i) less publicly available information about non-U.S. Issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Sub-Adviser may not be able to sell the Acquiring Fund’s portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Acquiring Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets; (vi) withholding and other non-U.S. taxes may decrease the Acquiring Fund’s return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. Issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and (viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Acquiring Fund invests a significant amount of its investments in issuers located in one region and to the extent that the Acquiring Fund invests in securities of issuers in emerging markets.

Although the Acquiring Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Acquiring Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

Debt Obligations of Non-US Governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. Issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Acquiring Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. Issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar Instruments and Yankee Bonds. The Acquiring Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. Issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Zero Coupon and Payment-In-Kind Securities

The Acquiring Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to qualify for treatment as a regulated investment company (“RIC”) under the Code, the Acquiring Fund must generally distribute for each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Acquiring Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Acquiring Fund may have to distribute cash obtained from selling portfolio holdings of the Acquiring Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Acquiring Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Acquiring Fund to dispose of them or determine their current value.

When-Issued and Delayed-Delivery Transactions

The Acquiring Fund may purchase and sell interests in senior loans and other portfolio securities on a “when issued” or “delayed delivery” basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when- issued or delayed delivery basis, the Acquiring Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. The Acquiring Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Acquiring Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

No Inverse Floating Rate Securities

The Acquiring Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

Derivatives

The Acquiring Fund may invest in derivative instruments including total return swaps; interest rate swaps; credit default swaps; interest rate caps; interest rate floors; interest rate collars; swaptions; credit-linked notes; securities indices; other indices or other financial instruments; stock and bond index futures; futures contracts on securities; options on securities; options on futures contracts; options on stock and bond indexes; interest rate futures; exchange-traded and over-the-counter options on securities or indices; index linked securities; currency exchange transactions; financial futures; options on financial futures; index futures; index options; index options on futures contracts; interest rate options; interest rate option on futures contracts; short sales; structured notes; options on U.S. Treasury security or U.S. Government Agency securities; U.S. Treasury security or U.S. Government Agency security futures contracts; and options on U.S. Treasury security or U.S. Government Agency security futures contracts.

The Acquiring Fund may invest in certain derivative instruments as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. The Acquiring Fund also may use derivatives to attempt to protect the net asset value of the Acquiring Fund, to facilitate the sale of certain portfolio securities, to manage the Acquiring Fund’s effective interest rate exposure, or as a means of gaining investment exposure.

Total Return Swaps. Such instruments may include total return swaps whose prices, in The Sub-Adviser’s opinion, correlate with the prices of the senior loan instruments, in which the Acquiring Fund may primarily invest. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include indices, securities or baskets of securities during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

The Acquiring Fund may utilize total return swaps as a component of “synthetic” investments. A “synthetic” investment is comprised of two components that, when combined, replicate or emulate the economic exposure of a third investment. The Acquiring Fund may use the combination of a total return swap and cash equivalents to replicate or emulate exposure to senior loans. The cash equivalent market value effectively represents the “principal” portion of such “synthetic” senior loan exposure, and the total return swap market value (not notional value) represents the “interest” and/or “return” portion of such senior loan exposure. When combined, these two components provide the investment profile of a direct investment in senior loans.

For purposes of the investment policy requiring the Acquiring Fund to invest at least 80% of its Assets in senior loans, the Acquiring Fund will treat only the positive valuation of the total return swap portion of a synthetic investment as counting towards the 80% policy, and will value such swap using mark-to-market principles in accordance with generally accepted accounting principles. In the event that applicable rules or SEC guidance change, the Acquiring Fund may, to the extent permitted, incorporate such change in the calculation of a synthetic investment as a “senior loan” for purposes of the Acquiring Fund’s 80% policy.

The Acquiring Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps (as defined below). An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the senior loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index. Markit, which is not affiliated with Nuveen Investments or the Acquiring Fund, created this rules-based index to seek to track the broader senior loan market with a smaller subset of the more liquid index constituents (i.e., constituents with greater transparent price discovery, smaller bid-offer spreads, and larger tradeable sizes at particular price quotes). The Acquiring Fund believes that iBoxx Loan Total Return Swaps provide an efficient and cost-effective basis for obtaining exposure to the senior loan market. These total return swaps use standardized trading and short form, electronic conformations, which offer increased efficiency and lower costs than traditional total return swaps, which use variable or customized trading documentation and paper confirmations. The Acquiring Fund anticipates using iBoxx Loan Total Return Swaps as a component of “synthetic investments” that, when combined with cash equivalents, replicate or emulate exposure to senior loans, as described above. iBoxx Loan Total Return Swaps share risks that are similar to other derivative instruments in which the Acquiring Fund may invest. See “Risk Factors—Derivatives Risk, Including the Risk of Swaps.”

Interest Rate Swaps. Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest of different rates and tenors, such as an exchange of fixed-rate payments for floating rate payments. The Acquiring Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments.

Other derivative instruments that may be used, or other transactions that may be entered into, by the Acquiring Fund may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; total return swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value.

There is no assurance that these derivative strategies will be available at any time, that the Adviser and the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Derivatives and Hedging Strategies

The Acquiring Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index. Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward- starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Acquiring Fund may be greater than gains in the value of the securities in the Acquiring Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Acquiring Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders, including shareholders of TFP Shares.

Short Sales. The Acquiring Fund may make short sales of securities if, at all times when a short position is open, the Acquiring Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short. This technique is called selling short “against the box.”

In a short sale, the Acquiring Fund will not deliver from its portfolio the securities sold and will not receive immediately the proceeds from the sale. Instead, the Acquiring Fund will borrow the securities sold short from a broker-dealer through which the short sale is executed and the broker-dealer will deliver such securities, on behalf of the Acquiring Fund, to the purchaser of such securities. Such broker-dealer will be entitled to retain the proceeds from the short sale until the Acquiring Fund delivers to such broker-dealer the securities sold short. In addition, the Acquiring Fund will be required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Acquiring Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Acquiring Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Acquiring Fund will receive the proceeds of the sale. Because the Acquiring Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Acquiring Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than delivering portfolio securities.

Short sales may protect the Acquiring Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gain in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Acquiring Fund owns, either directly or indirectly, and, in the case where the Acquiring Fund owns convertible securities, changes in the conversion premium. The Acquiring Fund will incur transaction costs in connection with short sales.

In addition to enabling the Acquiring Fund to hedge against market risk, short sales may afford the Acquiring Fund an opportunity to earn additional current income to the extent the Acquiring Fund is able to enter into arrangements with broker- dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Acquiring Fund’s short positions remain open.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, the Acquiring Fund will recognize gain, but not loss, with respect to securities if it enters into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if it enters into such transactions and then acquires the same or substantially identical property.

Options on Securities. In order to hedge against adverse market shifts, the Acquiring Fund may purchase put and call options on stock, bonds or other securities. In addition, the Acquiring Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

As a holder of a put option, the Acquiring Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Acquiring Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option’s expiration date. The Acquiring Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Acquiring Fund would sell an option of the same series as the one it has purchased. The ability of the Acquiring Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Acquiring Fund so desires. The Acquiring Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Acquiring Fund.

In purchasing a put option, the Acquiring Fund seeks to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Acquiring Fund seeks to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Acquiring Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Acquiring Fund. The leverage caused by trading in options could cause the Acquiring Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Acquiring Fund did not invest in options.

The Acquiring Fund will receive a premium when it writes put and call options, which increases the Acquiring Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Acquiring Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Acquiring Fund’s obligation as the writer of the option continues. Upon the exercise of a put option written by the Acquiring Fund, the Acquiring Fund may suffer an economic loss equal to the difference between the price at which the Acquiring Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Acquiring Fund, the Acquiring Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Acquiring Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Acquiring Fund and the Acquiring Fund’s acquisition cost of the security. Thus, in some periods the Acquiring Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

Options on Stock and Bond Indexes. The Acquiring Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Acquiring Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Acquiring Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Acquiring Fund’s investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Acquiring Fund of options on stock or bond indexes will be subject to the ability of the Sub-Adviser to predict correctly changes in the relationship of the underlying index to the Acquiring Fund’s portfolio holdings. No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct.

Stock and Bond Index Futures Contracts. The Acquiring Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. For example, if the Sub-Adviser expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the

Acquiring Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Acquiring Fund’s position in such futures contract. If, on the other hand, the Sub-Adviser expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Acquiring Fund’s futures contract resulting from the increase in the index. The Acquiring Fund may purchase futures contracts on a stock or bond index to enable the Sub-Adviser to gain immediate exposure to the underlying securities market pending the investment in individual securities of the Acquiring Fund’s portfolio.

Under regulations of the Commodity Futures Trading Commission (“CFTC”), the Acquiring Fund and the Adviser have claimed an exclusion from registration as a commodity pool and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither the Acquiring Fund nor the Adviser, or their officers and directors, are subject to the registration requirements of the CEA. The Acquiring Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Acquiring Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Acquiring Fund may enter into futures contracts or engage in options transactions.

The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). With respect to options purchased by the Acquiring Fund, there are no daily cash payments made by the Acquiring Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Acquiring Fund

Other Futures Contracts and Options on Futures Contracts. The Acquiring Fund’s use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts; (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts; (iii) interest rate futures contracts; (iv) index call option on futures contracts; (v) index put option on futures contracts; (vi) interest rate call option on futures contracts; and (vii) interest rate put option on futures contracts. All such instruments must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. An interest rate future is a contract where the buyer and seller agree to the future delivery of any interest-bearing asset with the price locked in for a future date. A call option on futures is a contract where the buyer has the right to enter into a specified futures contract at a certain price in the future. A put option on futures is a contract where the buyer has the right to sell a specified futures contract at a certain price in the future. An index call option on futures is a contract where the buyer has the right to assume a particular futures position at a certain price in the future. An index put option on futures is a contract where the buyer has the right to assume a particular futures position at a certain price in the future. An interest rate call option on futures is a contract where the buyer has the right to assume a particular futures position at a certain price in the future. An interest rate put option on futures is contract where the buyer has the right to assume a particular futures position at a certain price in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Acquiring Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Acquiring Fund than if it had not engaged in any such transactions. If, for example, the Acquiring Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Acquiring Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Acquiring Fund, which may prevent the Acquiring Fund from achieving the intended hedge or expose the Acquiring Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Acquiring Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser’s ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well- conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

The Acquiring Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to buy or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Acquiring Fund.

Structured Notes. The Acquiring Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations or economically equivalent instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The Acquiring Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indices. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Acquiring Fund’s initial investment in these contracts. The Acquiring Fund will only purchase or sell futures contracts or related options in compliance with the rules of the CFTC. These transactions involve transaction costs. There can be no assurance that the Acquiring Fund’s use of futures will be advantageous to the Acquiring Fund. Guidelines established by one or more NRSROs that rate any preferred shares issued by the Acquiring Fund may limit use of these transactions.

Credit-Linked Notes. The Acquiring Fund may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk. See “Risk Factors—Counterparty Risk.”

Swaps. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or “swapped” between the parties, which returns are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Swaptions. A swaption is an over-the-counter traded option that gives the seller the right, but not the obligation, to enter into an interest rate swap at a set rate on an agreed upon future date. Although the typical swaption is an option on an interest rate swap, a swaption could be an option on any type of swap. In return for this flexibility, the purchaser of the swaption pays a premium determined by taking into account the duration of the option period, the term and strike rate of the swap and the volatility of interest rates. If interest rates fall, the purchaser of the swaption will let the swaption expire and transact an interest rate swap at the prevailing market rate. There are three styles of swaptions: American, in which the holder is allowed to enter the swap on any day that fall within a range of two dates; Bermudian, in which the holder is allowed to enter the swap on a sequence of dates; and European, in which the holder is allowed to enter the swap on one specified date.

Credit Default Swaps. The Acquiring Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Acquiring Fund is the buyer of a credit default swap contract, the Acquiring Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the Acquiring Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Acquiring Fund would have spent the stream of payments and received no benefit from the contract. When the Acquiring Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. The tax treatment of certain credit default swaps is uncertain.

Interest Rate Swaps. The Acquiring Fund will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Acquiring Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction.

These instruments are traded in the over-the-counter market. The Acquiring Fund may use interest rate swaps for risk management purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Acquiring Fund’s holdings. Interest rate swaps involve the exchange by the Acquiring Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Acquiring Fund would be unfavorably affected.

Total Return Swaps. As stated above, the Acquiring Fund will enter into total return swaps only on a net basis. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

Currency Exchange Transactions. The Acquiring Fund may enter into currency exchange transactions to hedge the Acquiring Fund’s exposure to foreign currency exchange rate risk in the event the Acquiring Fund invests in non-U.S. dollar denominated securities of non-U.S. Issuers. The Acquiring Fund’s currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange- traded, and are usually for less than one year, but may be renewed. At the maturity of a forward contract to deliver a particular currency, the Acquiring Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Acquiring Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Acquiring Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Acquiring Fund is obligated to deliver.

If the Acquiring Fund retains the portfolio security and engages in an offsetting transaction, the Acquiring Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Acquiring Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Acquiring Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Acquiring Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Acquiring Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Other Hedging Transactions. The Acquiring Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Acquiring Fund’s portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on the Use of Futures, Options on Futures and Swaps. The Adviser has claimed, with respect to the Acquiring Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Acquiring Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Acquiring Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Acquiring Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Acquiring Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Acquiring Fund. The Acquiring Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Acquiring Fund’s policies. However, the requirements for qualification as a RIC under Subchapter M of the Code may limit the extent to which the Acquiring Fund may employ futures, options on futures or swaps.

Illiquid Securities

The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Acquiring Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its designee.

Short-Term/Long-Term Debt Securities; Temporary Defensive Positions

During temporary defensive periods (e.g., during periods of adverse market, economic or political conditions), the Acquiring Fund may invest up to 100% of its Managed Assets in cash equivalents and investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Acquiring Fund may not pursue or achieve its investment objective. These investments are defined to include, without limitation, the following:

(1)

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)

Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation (“FDIC”) regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3)

Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Acquiring Fund may invest directly. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Acquiring Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Acquiring Fund receives the proceeds of a large purchase of common shares, preferred shares and/or borrowings, or during periods when there is a shortage of attractive securities of the types in which the Acquiring Fund may invest in directly available in the market. The Acquiring Fund may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As an investor in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Acquiring Fund’s advisory and administrative fees with respect to assets so invested. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Acquiring Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. The Acquiring Fund will consider the investments of underlying investment companies when determining compliance with Rule 35d-1 under the 1940 Act. Moreover, the Acquiring Fund will consider the investments of underlying investment companies when determining compliance with its own concentration policy, to the extent the Acquiring Fund has sufficient information about such investments.

Lending of Portfolio Securities

To increase its income, the Acquiring Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Acquiring Fund. The Acquiring Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned through payments from the borrower. The Acquiring Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Acquiring Fund may pay reasonable fees to persons unaffiliated with the Acquiring Fund for services in arranging these loans. The Acquiring Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Sub-Adviser to be creditworthy and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Acquiring Fund lends its portfolio holdings will be monitored on an ongoing basis by the Sub-Adviser. Although no specific policy limits the percentage of the Acquiring Fund’s assets which the Acquiring Fund may lend, under current SEC guidance the Acquiring Fund may not have on loan at any given time securities representing more than one-third of its total asset value.

The Acquiring Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Acquiring Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Acquiring Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the investment objective of the Acquiring Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security also may be sold when the Sub-Adviser anticipates a change in the price of such security, the Sub-Adviser believes the price of a security has reached or is near a realistic maximum, or there are other securities that the Sub-Adviser believes are more attractive given the Acquiring Fund’s investment objective. The Acquiring Fund also may engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Acquiring Fund will not engage in trading solely to recognize a gain.

Subject to the foregoing, the Acquiring Fund will attempt to achieve its investment objective by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Acquiring Fund anticipates that its annual portfolio turnover rate will generally not exceed 50%. However, the rate of turnover will not be a limiting factor when the Acquiring Fund deems it desirable to sell or purchase securities. Therefore, depending on market conditions, the annual portfolio turnover rate of the Acquiring Fund may exceed 50% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income. For the fiscal year ended July 31, 2022, the Acquiring Fund’s portfolio turnover rate was 37%.

Interest Rate Transactions

The Acquiring Fund expects that the Acquiring Fund’s portfolio investments in senior loans and other adjustable rate debt instruments in which the Acquiring Fund may invest will serve as a hedge against the risk that common share net income and/or returns may decrease due to rising market dividend or interest rates on any preferred shares or borrowings. If market conditions are deemed favorable, the Acquiring Fund also may enter into interest rate swap or cap transactions to attempt to protect itself from such interest rate risk on the remaining amount of any outstanding preferred shares and/or borrowings. Interest rate swaps involve the Acquiring Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Acquiring Fund a payment at a variable rate that is expected to approximate the rate on the Acquiring Fund’s variable rate payment obligation on borrowings or any variable rate preferred shares, such as the TFP Shares. The payment obligations would be based on the notional amount of the swap. The Acquiring Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Acquiring Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

Because senior loans and other adjustable rate debt instruments in which the Acquiring Fund may invest and the Acquiring Fund’s preferred shares and borrowings generally pay interest or dividends based on short-term market interest rates, the Acquiring Fund’s investments in senior loans and other adjustable rate debt instruments may potentially offset the leverage risks borne by the Acquiring Fund relating to the fluctuations on common share income due to variations in the preferred share dividend rate and/or the interest rate on borrowings. The Acquiring Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Acquiring Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Acquiring Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Acquiring Fund to the counterparty exceeds the additional amount the Acquiring Fund would have been required to pay had it not entered into the cap agreement. The Acquiring Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the remainder of the outstanding amount of the Acquiring Fund’s leverage, less the amount of senior loans in the Acquiring Fund’s portfolio. The Acquiring Fund has no current intention of selling an interest rate swap or cap. The Acquiring Fund will monitor its interest rate swap and cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Acquiring Fund is contractually obligated to make. If the counterparty defaults, the Acquiring Fund would not be able to use the anticipated net receipts under the swap or cap to offset the interest payments on borrowings or dividend payments on the TFP Shares. Depending on whether the Acquiring Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. Although this will not guarantee that the counterparty does not default, the Acquiring Fund will not enter into an interest rate swap or cap transaction with any counter-party that the Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Acquiring Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Acquiring Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Acquiring Fund’s common shares. The Acquiring Fund may choose or be required to prepay any borrowings or redeem some or all of the TFP Shares. This redemption would likely result in the Acquiring Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Acquiring Fund. An early termination of a cap could result in a termination payment to the Acquiring Fund.

Each Board recommends that shareholders vote FOR the approval of the Agreement and Plan of Merger.

PROPOSAL NO. 2— APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND

Detailed information regarding each proposed Merger of a Target Fund with and into the Merger Sub is described above under “Proposal No. 1.” Preferred shareholders of the Acquiring Fund are urged to read the disclosure under that proposal for important information about each proposed Merger.

The Agreement sets forth the terms of each Merger and, with respect to each Merger, provides for: (1) the merger of the Target Fund with and into the Merger Sub, with the Merger Sub continuing as the surviving company and the separate legal existence of the Target Fund ceasing for all purposes as of the Effective Time; (2) the conversion of the issued and outstanding common shares of beneficial interest of the Target Fund into newly issued common shares of beneficial interest of the Acquiring Fund, par value $0.01 per share (with cash being received in lieu of any fractional Acquiring Fund common shares), and (3) the conversion of the issued and outstanding TFP Shares of the Target Fund into newly issued TFP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $1,000 per share. Subject to notice of issuance, the Acquiring Fund expects to list such common shares on the NYSE. As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. Following its Merger, a Target Fund will terminate its registration as an investment company under the 1940 Act.

Based on information from Nuveen Fund Advisors, LLC, the Funds’ investment adviser, the proposed Mergers are intended to benefit shareholders in a number of ways, including, among other things: (i) greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements; (ii) increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund; and (iii) assuming each Merger is completed, lower net operating expenses (excluding the cost of leverage), as certain fixed costs are spread over the combined fund’s larger asset base which may also help to achieve fund-level management fee breakpoints.

The aggregate net asset value, as of the Valuation Time, of the Acquiring Fund common shares received by each Target Fund’s common shareholders in connection with the Mergers will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Fund will be reduced by the estimated costs of the Mergers borne by such Fund. However, no fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to a Target Fund’s shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). As a result of the Mergers, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Mergers and thus, common shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or a Target Fund individually.

The Mergers will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Mergers. It is expected that no gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Mergers. It is not currently expected that any significant portfolio sales of a Target Fund will occur solely in connection with a Merger.

The Acquiring Fund will continue to operate following the Mergers as a registered closed-end management investment company with the investment objective and policies described in this Proxy Statement.

While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Mergers, applicable NYSE rules require shareholder approval of additional Acquiring Fund common shares to be issued in connection with each Merger.

Shareholder approval of the issuance of additional common shares of the Acquiring Fund requires the affirmative vote of a majority (more than 50%) of the votes cast on the proposal, provided a quorum is present. Because the approval of Proposal No. 2 requires the approval of at least 50% of the Acquiring Fund’s shares cast on the matter, abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary authority to vote such shares.

The consummation of each Merger is contingent on the satisfaction or waiver of all closing conditions, including approval of the Merger proposals (Proposal Nos. 1 and 2) by the applicable Fund’s shareholders.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote FOR the approval of the issuance of additional Acquiring Fund common shares in connection with the Mergers.

PROPOSAL NO. 3—THE ELECTION OF BOARD MEMBERS

Pursuant to the governing documents of each Fund, the Board is divided into three classes (Class I, Class II and Class III), to be elected by the holders of the outstanding shares to serve until the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. The common shareholders of each Fund are being solicited to vote on this Proposal No. 3 by means of a separate proxy statement.

For each Fund, four (4) Board Members are to be elected by holders of common and preferred shares, voting together as a single class. Current Board Members Lancellotta, Nelson and Toth have been designated as Class II Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2026 annual meeting of shareholders or until their successors have been duly elected and qualified. Current Board Member Young, previously designated as a Class II Board Member, has been designated as a Class I Board Member and is a nominee for election at the Annual Meeting to serve for a term expiring at the 2025 annual meeting of shareholders or until his successor has been duly elected and qualified. Current Board Members Hunter and Moschner are nominees to be elected by holders of preferred shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

Board Members Evans, Medero, Thornton and Wolff are current and continuing Board Members. Board Member Wolff has been designated as a Class I Board Member for a term expiring at the 2025 annual meeting of shareholders or until her successor has been duly elected and qualified. Board Members Evans, Medero and Thornton have been designated as Class III Board Members for a term expiring at the 2024 annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable to serve or for good cause will not serve, the proxies will be voted for substitute nominees, if any, designated by the Fund’s present Board.

Current Class I Board Member Wolff was last elected at the annual meeting of shareholders held on April 8, 2022. Current Class II Board Members Nelson, Toth and Young were last elected at the annual meeting of shareholders held on April 22, 2020. Board Member Lancellotta was appointed to the Board of each Fund as a Class II Board Member effective June 1, 2021. Class III Board Members Evans and Thornton were last elected at the annual meeting of shareholders held on April 6, 2021. Board Member Medero was appointed to the Board of each Fund as a Class III Board Member effective June 1, 2021. Board Members Hunter and Moschner were last elected at the annual meeting of shareholders held on April 8, 2022.

Each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of each Fund or of Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, and has never been an employee or director of the Adviser, Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

For each Fund, the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Meeting will be required to elect each Board Member of that Fund. When there are four (4) nominees for election to the Board, as is the case here, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of the Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of a Fund’s Board Members. The affirmative vote of a plurality of each Fund’s preferred shares, voting separately, will be required to elect Board Members Hunter and Moschner.

The Board of each Fund unanimously recommends that shareholders vote FOR the election of each Board Member designated as a Board Member nominee.

Board Nominees/Board Members

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members/Nominees who are not “interested persons” of the Funds

Terence J. Toth c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1959	Chair of the Board; Board Member	Term: Class II Board Member until 2023 annual shareholder meeting and nominee as Class II Board Member until 2026	Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012-2021); formerly, Director of Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal &	142	None

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
		annual shareholder meeting Length of Service: Since 2008, Chair of the Board since July 2018	General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); Chair of the Board of the Kehrein Center for the Arts (philanthropy) (since 2021); Member of Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012) and is Chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

Jack B. Evans c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2024 annual shareholder meeting Length of Service: Since 1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation (private philanthropic corporation); Life Trustee of Coe College; formerly, Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (1997-2003) Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc. (regional financial services firm); Member and President Pro Tem of the Board of Regents for the	142	Formerly, Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director (2000-2004), Alliant Energy

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
			State of Iowa University System (2007-2013); Director (1996-2015), The Gazette Company (media and publishing).

William C. Hunter c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual Member until 2023 annual shareholder meeting and nominee for term until 2024 annual shareholder meeting Length of Service: Since 2004	Dean Emeritus, formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance (2003-2006), School of Business at the University of Connecticut; previously, Senior Vice President and Director of Research (1995-2003) at the Federal Reserve Bank of Chicago.	142	Director (since 2009) of Wellmark, Inc.; formerly, Director (2004-2018) of Xerox Corporation.

Amy B. R. Lancellotta c/o Nuveen 333 West Wacker Drive	Board Member	Term: Class II Board Member until 2023	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment	142	None
Chicago, IL 60606 1959		annual shareholder meeting and nominee for Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2021	Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Joanne T. Medero c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1954	Board Member	Term: Class III Board Member until 2024 annual shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The	142	None
			White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

Albin F. Moschner c/o Nuveen 333 West	Board Member	Term: Annual Board Member	Founder and Chief Executive Officer, Northcroft Partners, LLC (management consulting) (since 2012); previously, held positions	142	Formerly, Chairman (2019) and Director

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Wacker Drive Chicago, IL 60606 1952		until 2023 annual shareholder meeting and nominee for term until 2024 annual shareholder meeting Length of Service: Since 2016	at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (telecommunications services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunications services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).		(2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2023 annual shareholder meeting and nominee for	Member of Board of Directors of Core12 LLC (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served on The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic	142	None
		Class II Board Member term until 2026 annual shareholder meeting Length of Service: Since 2013	American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
			executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

Matthew Thornton III c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1958	Board Member	Term: Class III Board Member until 2024 annual shareholder meeting Length of Service: Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (non-profit organization dedicated to preventing childhood injuries).	142	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communications infrastructure).

Margaret L. Wolff c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class I Board Member until 2025 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004), formerly, Chair (2015-2022) of the Board of Trustees of The John A. Hartford Foundation (philanthropy dedicated to	142	Formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
			improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.		Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class II Board Member until 2023 annual shareholder meeting and nominee as Class I Board Member until 2025 annual shareholder meeting Length of Service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	142	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

Board Member Investments in the Funds

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Directors/Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2022. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

Dollar Range of Equity Securities

Name of Board Member/Nominee	Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Family of Investment Companies(1)
Jack B. Evans	$0	$10,001-$50,000	$10,001-$50,000	$0	Over $100,000
William C. Hunter	$0	$0	$0	$0	Over $100,000
Amy B.R. Lancellotta	$0	$0	$0	$0	$10,001-$50,000
Joanne T. Medero	$0	$0	$0	$0	Over $100,000
Albin F. Moschner	$0	$10,001-$50,000	$0	Over $100,000	Over $100,000
John K. Nelson	$0	$0	$0	$0	Over $100,000
Matthew Thornton III	$0	$0	$0	$0	Over $100,000
Terence J. Toth	$0	$0	$10,001-$50,000	$0	Over $100,000
Margaret L. Wolff	$0	$0	$0	$0	Over $100,000
Robert L. Young	$0	$0	$0	$0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member/nominee of the Funds and in all Nuveen Funds overseen by each Board Member/nominee.

No Independent Board Member or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, Nuveen Asset Management, LLC, the Funds’ sub-adviser (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen.

As of February 28, 2023, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of the Fund. As of February 28, 2023, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. Information regarding beneficial owners that, to the knowledge of the Funds, own 5% or more of any class of shares of any Fund is provided under “General Information—Shareholders of the Target Funds and the Acquiring Fund.”

Compensation

Effective January 1, 2023, independent trustees received a $210,000 annual retainer, increased from $205,000 as of January 1, 2022, plus they received; (a) a fee of $7,250, increased from $7,000 as of January 1, 2022, per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance was required and $3,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for at Audit Committee meetings, Closed-End Fund Committee meetings and Investment Committee meetings; (d) a fee of $5,000 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings; (e) a fee of $1,250 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chair of the Board received $140,000 and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee received $20,000 each as additional retainers. Independent trustees also received a fee of $5,000, increased from $2,500 as of January 1, 2022, per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting was held. Per meeting fees for unscheduled Committee meetings or meetings of Ad Hoc or Special Assignment Committees will be determined by the Chair of such Committee based on the complexity or time commitment associated with the particular meeting. As of January 1, 2022, when Ad Hoc Committees are organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management may have, in its discretion, established a minimum amount to be allocated to each fund. In certain instances fees and expenses were allocated only to those Nuveen funds that were discussed at a given meeting.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Members of each Fund who are not Independent Board Members serve without any compensation from the Funds. The Funds’ Chief Compliance Officer’s (“CCO”) compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Funds reimburse the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

The table below shows, for each Independent Board Member/nominee, the aggregate compensation paid by each Fund to the Independent Board Member/nominee for its last fiscal year.

Aggregate Compensation from the Funds*

Fund Name	Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Senior Income	$821	$790	$734	$744	$875	$847	$772	$1,035	$808	$799
Floating Rate Income Opportunity	$1,457	$1,403	$1,303	$1,320	$1,553	$1,503	$1,371	$1,836	$1,434	$1,418
Short Duration Credit Opportunities	$546	$526	$488	$495	$582	$563	$514	$688	$537	$531
Acquiring Fund	$2.062	$1,985	$1,844	$1,867	$2,197	$2,126	$1,940	$2,599	$2,029	$2,007
Total Compensation from Nuveen Funds Paid to Board Members/ Nominees	$408,231	$415,750	$117,500	$117,500	$420,050	$434,500	$335,500	$499,050	$425,836	$350,055

*

Includes deferred fees. Pursuant to the Deferred Compensation Plan with certain Participating Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Participating Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Senior Income	$72	—	$126	$190	—	—	—	—	$315	$677
Floating Rate Income Opportunity	$127	—	$223	$338	—	—	—	—	$560	$1,202
Short Duration Credit Opportunities	$48	—	$84	$127	—	—	—	—	$210	$451
Acquiring Fund	$180	—	$316	$478	—	—	—	—	$792	$1,701

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among Board Members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation and risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chair who is an Independent Board Member. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Mr. Toth as the independent Chair of the Board. Pursuant to the Fund’s By-Laws, the Chair shall perform all duties incident to the office of Chair of the Board and such other duties as from time to time may be assigned to him or her by the Board Members or the By-Laws.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Investment Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Toth, Chair, Mr. Nelson and Mr. Young. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted and approved by the Board. The members of the Dividend Committee are Mr. Young, Chair, Mr. Nelson, Ms. Lancellotta and Mr. Thornton. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives and reviews annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Evans, Mr. Moschner, Ms. Wolff and Mr. Young, each of whom is an Independent Board Member of the Funds. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Dr. Hunter, Ms. Lancellotta, Ms. Medero, Mr. Thornton and Mr. Toth. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary Board and committee structures have been developed over the years and the Nominating and Governance Committee believes these structures have provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE listing standards. The members of the Nominating and Governance Committee are Mr. Toth, Chair, Mr. Evans, Dr. Hunter, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Thornton, Ms. Wolff and Mr. Young. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Investment Committee. The Investment Committee is responsible for the oversight of Fund performance, investment risk management and other portfolio-related matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Fund performance; and an assessment of Fund objectives, policies and practices as such may relate to Fund performance. In assessing issues brought to the committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with fund management at its quarterly meetings regarding matters relating to Fund performance and investment risks, including with respect to the various drivers of performance and Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent Trustees of the Funds. Accordingly, the members of the Investment Committee are Dr. Hunter, Chair, Mr. Evans, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. The Investment Committee of each Fund held no meetings during its last fiscal year.

Closed-End Funds Committee. The Closed-End Funds Committee was established by the Board in 2012 and is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds, including the Funds, at each quarterly meeting. The

Closed-End Funds Committee reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds, including the Funds, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen closed-end funds, including the Funds; the distribution data of the Nuveen closed-end funds, including the Funds, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter by the Nuveen closed-end funds, including the Funds. The Closed-End Funds Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen closed-end funds. Additionally, the Closed-End Funds Committee members participate in in-depth workshops to explore, among other things, actions to address discounts of the Nuveen closed-end funds, potential share repurchases and available leverage strategies and their use. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Mr. Evans, Chair, Dr. Hunter, Ms. Lancellotta, Mr. Nelson, Mr. Toth and Ms. Wolff. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Board Member Attendance. The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at https://www.nuveen.com/fund-governance.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Jack B. Evans

Mr. Evans has served as Chairman (since 2019), formerly, President from 1996-2019 of the Hall-Perrine Foundation, a private philanthropic corporation. Mr. Evans was formerly President and Chief Operating Officer (1972-1995) of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago from 1997 to 2003 as well as a Director of Alliant Energy from 2000 to 2004 and Member and President Pro Tem of the Board of Regents for the State of Iowa University System from 2007 to 2013. Mr. Evans is a Life Trustee of Coe College and formerly served as Chairman of the Board of United Fire Group from 2009 to 2021, served as a Director and Public Member of the American Board of Orthopaedic Surgery from 2015 to 2020 and served on the Board of The Gazette Company from 1996 to 2015. He has a Bachelor of Arts from Coe College and an M.B.A. from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Dr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa in 2012, after having served as Dean of the College since July 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. He has held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. He has consulted with numerous foreign central banks and official agencies in Europe, Asia, Central America and South America. He has been a Director of Wellmark, Inc. since 2009. He is a past Director (2005-2015) and a past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society, and a past Director (2004-2018) of the Xerox Corporation. Dr. Hunter received his PhD (1978) and MBA (1970) from Northwestern University and his BS from Hampton University (1970). Dr. Hunter joined the Board in 2004.

Amy B. R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, since 2020, she has been a member of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984. Ms. Lancellotta joined the Board in 2021.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (BlackRock). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (CFTC) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures

Committee of the Managed Funds Association (2010-2012). Currently, Ms. Medero chairs the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (since 2010 and from 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1978. Ms. Medero joined the Board in 2021.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was formerly Chairman (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010-2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance. Mr. Nelson joined the Board in 2013.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001. Mr. Thornton joined the Board in 2020.

Terence J. Toth

Mr. Toth, the Nuveen Funds’ Independent Chair, was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves as Chair of the Board of the Kehrein Center for the Arts (since 2021) and is on the Board of Catalyst Schools of Chicago since 2008. He is on the Mather Foundation Board since 2012 and is Chair of its Investment Committee and previously served as a Director of LogicMark LLC (2012-2016) and of Fulcrum IT Service LLC (2010-2019). Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and

its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees. Mr. Young joined the Board in 2017.

Board Member Terms. For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of common shares, such Board Members shall be elected for a term generally expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Chief Administrative Officer	Term: Indefinite Length of Service: Since 2015	Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Managing Director (since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2006-2017) of Nuveen.

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term: Indefinite Length of Service: Since 2022	Enterprise Senior Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022), Chief Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) of BMO Funds, Inc.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2013	Managing Director (since 2022), formerly, Vice President (2016-2022) and Assistant Secretary (since 2016) of Nuveen Securities, LLC; Managing Director (since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen Fund Advisors, LLC; Managing Director (since 2022), formerly, Vice President (2018-2022), Associate General Counsel

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
and Assistant Secretary (since 2018) of Nuveen Asset Management, LLC; Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021).

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2017	Vice President and Assistant Secretary of Nuveen Fund Advisors (since 2017); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2022); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Indefinite Length of Service: Since 2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Indefinite Length of Service: Since 2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Indefinite Length of Service: Since 2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since September 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2021); Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing Director (since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary) of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Vice President (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly Associate General Counsel (2011-2020), Executive Vice President (2016-2017); formerly, Vice President (2007-2021) and Secretary (2016-2021), of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Indefinite Length of Service: Since 2017	Managing Director (since 2017), formerly, Senior Vice President (2016-2017).

Trey S. Stenersen 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1965	Vice President	Term: Indefinite Length of Service: Since 2022	Senior Managing Director of Teacher Advisors LLC and TIAA-CREF Investment Management, LLC (since 2018); Senior Managing Director (since 2019) and Chief Risk Officer (since 2022), formerly Head of Investment Risk Management (2017-2022) of Nuveen; Senior Managing Director (since 2018) of Nuveen Alternative Advisors LLC.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

E. Scott Wickerham 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Controller	Term: Indefinite Length of Service: Since 2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director, Senior Managing Director (since 2019), of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts; has held various positions with TIAA since 2006.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Secretary	Term: Indefinite Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019) of Nuveen.

Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014) of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA (since 2017).

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of December 31, 2022.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of each Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of six Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Audit Committee are:

Jack B. Evans

Albin F. Moschner

John K. Nelson, Chair

Margaret L. Wolff

Robert L. Young

Audit and Related Fees

The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021
Senior Income	$45,950	$43,960	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Floating Rate Income Opportunity	$45,950	$43,960	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Short Duration Credit Opportunities	$36,040	$34,430	$—	$24,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Acquiring Fund	$45,950	$43,960	$—	$24,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021
Senior Income	$—	$—	$—	$—	$—	$—	$—	$—
Floating Rate Income Opportunity	$—	$—	$—	$—	$—	$—	$—	$—
Short Duration Credit Opportunities	$—	$—	$—	$—	$—	$—	$—	$—
Acquiring Fund	$—	$—	$—	$—	$—	$—	$—	$—

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser

Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for his or her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Appointment of the Independent Registered Public Accounting Firm

The Board of each Fund has appointed KPMG LLP (“KPMG”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of KPMG will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. KPMG has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Annual Expenses Excluding the Costs of Leverage

Based on information provided by the Adviser, the Boards considered that it was expected that the annual operating expense ratio of the combined fund following the Mergers, excluding leverage, would be lower than the operating expense ratio of each Target Fund. The operating expense ratios presented below reflect each Fund’s fiscal year ended July 31, 2022 and the pro forma fees and expenses of the combined fund following the Mergers for the twelve months ended July 31, 2022, based on the assumptions set forth in the “Comparative Fee Table” at page 17.

	Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Combined Fund Pro Forma
Operating Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.27%	1.27%	1.27%	1.26%	1.21%
Other Expenses	0.18%	0.12%	0.21%	0.11%	0.11%

Total Operating Expenses	1.45%	1.39%	1.48%	1.37%	1.32%

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Please see “Certain Provisions in the Declaration of Trust and By-Laws” in the Memorandum attached as Appendix B to this Proxy Statement for a description of your rights under Massachusetts law and describing additional rights contained in the Acquiring Fund’s Declaration of Trust and by-laws.

Repurchase of Common Shares; Conversion to Open-End Fund

Please see “Repurchase of Fund Shares; Conversion to Open-End Fund” in the Memorandum attached as Appendix B to this Proxy Statement.

Description of Outstanding Acquiring Fund Series A TFP Shares

The Acquiring Fund’s outstanding TFP Shares (the “Acquiring Fund Series A TFP Shares”), which are expected to remain outstanding following the completion of the Mergers, are as follows:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Issue Date	Term Redemption Date
Series A TFP Shares	100,000	$0.01	$1,000	December 2020	January 1, 2031

The Acquiring Fund Series A TFP Shares were issued to qualified institutional buyers through private transactions exempt from registration under the 1933 Act.

The Acquiring Fund Series A TFP Shares are in the “Variable Rate Demand Mode” (the “VRD Mode”), in which the dividend is established by a remarketing agent.

Under the statement establishing and fixing the rights and preferences of the Acquiring Fund Series A TFP Shares, as supplemented (the “TFP Statement”), the Acquiring Fund Series A TFP Shares currently pay an adjustable dividend rate set weekly by a remarketing agent. Holders of the Acquiring Fund Series A TFP Shares have the right to give notice on any business day to tender the securities for remarketing in seven days. The Acquiring Fund Series A TFP Shares are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as a mode change or the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the Acquiring Fund Series A TFP Shares. The dividend rate shall in no circumstances exceed 15% per year.

The Acquiring Fund Series A TFP Shares have the benefit of an unconditional demand feature pursuant to a standby letter of credit and purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement for the Acquiring Fund Series A TFP Shares requires the liquidity provider or its designated purchaser to purchase from holders all Acquiring Fund Series A TFP Shares tendered for sale that were not successfully remarketed. The liquidity provider or its designated purchaser also must purchase all Acquiring Fund Series A TFP Shares prior to termination of the standby letter of credit and purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider for the Acquiring Fund Series A TFP Shares to purchase the Acquiring Fund Series A TFP Shares pursuant to the standby letter of credit and purchase agreement runs to the benefit of the holders of the Acquiring Fund Series A TFP Shares and is unconditional and irrevocable, and as such the short-term ratings assigned to the Acquiring Fund Series A TFP Shares are directly linked to the short-term creditworthiness of the liquidity provider. The liquidity provider for the Acquiring Fund Series A TFP Shares entered into a standby letter of credit and purchase agreement with respect to the Acquiring Fund Series A TFP Shares, subject to periodic extension by agreement with the Acquiring Fund.

The term of the current VRD Mode for the Acquiring Fund Series A TFP Shares ends on the Term Redemption Date set forth in the table above, subject to earlier redemption, repurchase or transition to a new mode by the Acquiring Fund. Under the TFP Statement, the Acquiring Fund may terminate the VRD Mode early and transition the Acquiring Fund Series A TFP Shares to a new mode (and, thereafter, until the term redemption date, subsequent new modes), during which many of the economic terms of the Acquiring Fund Series A TFP Shares may be modified. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Dividends

The holders of Acquiring Fund Series A TFP Shares are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Acquiring Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate or rates for the Acquiring Fund Series A TFP Shares payable on the dividend payment dates with respect to the Acquiring Fund Series A TFP Shares. Holders of Acquiring Fund Series A TFP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the Acquiring Fund Series A TFP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Acquiring Fund Series A TFP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage.

Redemption

The Acquiring Fund Series A TFP Shares are subject to optional and mandatory redemption by the Acquiring Fund in certain circumstances. The Acquiring Fund is obligated to redeem the Acquiring Fund Series A TFP Shares on the Term Redemption Date set forth in the table above, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the applicable liquidation preference per share ($1,000) plus any accumulated but unpaid dividends (whether or not earned or declared). Pursuant to the TFP Statement and the fee agreement with the liquidity provider for such series, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $1,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, Acquiring Fund Series A TFP Shares purchased by the liquidity provider or its designated purchaser pursuant to its obligations under the standby letter of credit and purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance, if the Acquiring Fund fails to maintain the minimum asset coverage required under the 1940 Act and the Acquiring Fund’s fee agreement with the liquidity provider for the Acquiring Fund Series A TFP Shares, and such failure is not cured by the applicable cure date. Acquiring Fund Series A TFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the TFP Statement, or as otherwise required by applicable law, (i) each holder of Acquiring Fund Series A TFP Shares is entitled to one vote for each Acquiring Fund Series A TFP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of Acquiring Fund Series A TFP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including Acquiring Fund Series A TFP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including Acquiring Fund Series A TFP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of Acquiring Fund Series A TFP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Acquiring Fund Series A TFP Shares or holders of outstanding Acquiring Series A TFP Shares. Holders of outstanding Acquiring Fund Series A TFP Shares also are entitled to vote as a class with holders of other preferred shares, if any, of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including outstanding Acquiring Fund Series A TFP Shares, are entitled to elect additional trustees in the event dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The outstanding Acquiring Fund Series A TFP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund Series A TFP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with each other and the New TFP Shares to be issued in the Mergers, if any.

Borrowings and Priority of Payment

The Acquiring Fund borrows under the Credit Facility. As of February 28, 2023, the borrowing capacity under Credit Facility was $260,000,000, and the amount of the Acquiring Fund’s borrowings was $233,300,000.

For the fiscal year ended July 31, 2022, the average daily balance outstanding and the average annual interest rate on borrowings under the Credit Facility were $238,057,534 and 1.22%, respectively. The Credit Facility currently matures on June 16, 2023, unless extended. The Acquiring Fund has the right to augment or replace the Credit Facility with a new credit facility in the future. In connection with the Mergers, the Acquiring Fund intends to seek to maintain a credit facility on economic terms similar to those currently in effect and at a similar percentage of assets taking into account the assets acquired in the Mergers. However, the credit facility entered into in connection with the Mergers and any future credit facility may contain terms that are materially different than the terms contained in the existing Credit Facility, including terms that limit payments to holders of preferred shares or common shares. The Credit Facility is secured by substantially all of the assets of the Acquiring Fund. Any future credit facility is expected to be so secured. The amount of outstanding borrowings may vary with prevailing market or economic conditions. The Acquiring Fund borrows money at rates generally available to institutional investors. The Acquiring Fund also may source leverage through other methods, including reverse repurchase agreements. Any borrowings of the Fund, including borrowings currently under the Credit Facility, will have seniority over any preferred shares and common shares. The rights of lenders, such as the bank lender or lenders under the Credit Facility, and any other creditors to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of preferred shares and common shares with respect to the payment of dividends and other distributions, and upon liquidation. In addition, the Acquiring Fund may not be permitted to declare or make payments of dividends and other distributions with respect to preferred shares and common shares or purchase common shares or preferred shares or redeem preferred shares unless, at such time, the Acquiring Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Facility or with respect to any other borrowings that would limit or otherwise block such payments. Borrowings and preferred shares have seniority over the common shares. The Acquiring Fund also may borrow for temporary purposes as permitted by the 1940 Act.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. With respect to each Fund’s common shares, the transfer, shareholder services and dividend disbursing agent is Computershare Inc. and Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021 (“Computershare”). The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent, calculation agent and redemption price disbursing agent with respect to each Fund’s TFP Shares and will serve in such capacity with respect to any New TFP Shares to be issued by the Acquiring Fund in the Mergers.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Investors should rely on their own tax adviser for advice about the particular federal, foreign, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Mergers occur) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders.

The Acquiring Fund may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Distributions of net capital gains (the excess of net long-term capital gains over net short- term capital losses) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gains at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Acquiring Fund reports dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., net capital gains and ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received (and undistributed net capital gain designated by the Acquiring Fund that is deemed to be received) by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

The Acquiring Fund’s investments may be subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain Acquiring Fund investments or distributions.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income (if any), including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The application of certain requirements for qualification as RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Acquiring Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Acquiring Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Acquiring Fund’s income and gains and distributions to shareholders, affect whether the Acquiring Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Acquiring Fund may invest in certain derivatives and other investments in the future.

To the extent the Acquiring Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of the Acquiring Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. The Acquiring Fund does not expect to qualify to make an election to pass such taxes through to shareholders. As a result, the net investment income of the Acquiring Fund will be reduced by the foreign taxes paid by the Acquiring Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Acquiring Fund.

The Acquiring Fund may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s federal income tax liability.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization. There can be no assurance that final Treasury Regulations will provide an exemption from FATCA withholding for gross proceeds.

With respect to the preferred shares of the Acquiring Fund to be issued in the Mergers, if any, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Mergers, including that the Mergers will qualify as reorganizations within the meaning of Section 368(a) of the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for any preferred shares to be issued in the Mergers, there can be no assurance that the IRS will not challenge special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties.

Experts

The financial statements appearing in the Annual Reports of each Fund for the fiscal year ended July 31, 2022 are incorporated by reference herein. Each Funds’ financial statements as of and for the 2022, 2021, 2020, 2019 and 2018 fiscal years have been audited by KPMG, independent registered public accounting firm, as set forth in their reports thereon. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and the Target Funds. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Funds

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information as of January 20, 2023.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Senior Income
Common shares	Unlimited	—	38,611,472
Preferred shares	Unlimited	—	40,000 (Series A TFP)
Floating Rate Income Opportunity
Common shares	Unlimited	—	40,541,218
Preferred shares	Unlimited	—	75,000 (Series A TFP)
Short Duration Credit Opportunities
Common shares	Unlimited	—	10,085,648
Preferred shares	Unlimited	—	70,000 (Series A TFP)
Acquiring Fund
Common shares	Unlimited	—	56,918,468
Preferred shares	Unlimited	—	100,000 (Series A TFP)

The common shares of Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and the Acquiring Fund are listed and trade on the NYSE under the ticker symbols NSL, JRO, JSD and JFR, respectively. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. None of the preferred shares of the Acquiring Fund and the Target Funds are currently listed on any exchange.

Shareholders of the Acquiring Fund and the Target Funds

As of January 20, 2023, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of each Fund.

Information regarding shareholders or groups of shareholders who, to the knowledge of a Fund, beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before January 20, 2023; provided, that such information for the TFP Shares of the Short Duration Credit Opportunities and the Acquiring Fund is based upon information provided by the remarketing agent for such TFP Shares, as set forth in the second paragraph following the table. The estimated pro forma information presented is calculated assuming outstanding common and preferred shares as of January 20, 2023 for each Fund and assumes the completion of the Mergers.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Series of Combined Fund	All Preferred Shares of Combined Fund
Senior Income—
Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,465,684	6.39%	2.26%	N/A

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Series of Combined Fund	All Preferred Shares of Combined Fund
Series A TFP	Toronto-Dominion Bank, New York Branch 31 West 52nd Street, Floor 18 New York, NY 10019	40,000	100%	100%	14%
Floating Rate Income Opportunity—
Common Shares	—	—	—	—	—
Series A TFP	Toronto-Dominion Bank, New York Branch 31 West 52nd Street, Floor 18 New York, NY 10019	75,000	100%	100%	26%
Short Duration Credit Opportunities —
Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,085,577	10.76%	2.26%	N/A

	Oaktree Opportunities Fund Xb Holdings (Delaware), L.P. Oaktree Opportunities Fund XI Holdings (Delaware), L.P. 333 S. Grand Avenue, 28th Floor Los Angeles, CA 900	509,049	5.05%	0.56%	N/A
Acquiring Fund—
Common Shares	LPL Financial LLC 75 State Street, Boston, Massachusetts 02109	3,188,503	5.60%	2.37%	N/A

As of January 20, 2023, no Fund is aware of any shareholders holding more than 5% of its common shares. No Fund is aware of any person who, as of January 20, 2023, “controls” (within the meaning of the 1940 Act) the Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

The Short Duration Credit Opportunities Series A TFP Shares and the Acquiring Fund Series A TFP Shares currently are designed to be eligible for purchase by money market funds and other short duration investors. Information with respect to aggregate holdings of Short Duration Credit Opportunities Series A TFP Shares associated with fund complexes known to the Fund to hold greater than 5% of such shares as of January 20, 2023, including the number of shares associated with the fund complex and percentage of total outstanding shares, is as follows: Allspring (23,000 shares (32.86%)); Schwab (24,000 shares (34.29%)); and Federated (23,000 shares (32.86%)). Information with respect to aggregate holdings of Acquiring Fund Series A TFP Shares associated with fund complexes known to the Fund to hold greater than 5% of such shares as of January 20, 2023, including the number of shares associated with the fund complex and percentage of total outstanding shares, is as follows: Allspring (34,000 shares (34.00%)); Schwab (32,000 shares (32.00%)); and Federated (34,000 shares (34.00%)).

Expenses of Proxy Solicitation

Preferred shareholders will not bear any costs of the Mergers. The costs of the Mergers are estimated to be $2,070,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Mergers. Based on the expected benefits of the Mergers to each Fund, each of Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and the Acquiring Fund is expected to be allocated $705,000, $420,000, $775,000 and $170,000, respectively, of the estimated expenses in connection with the Mergers (0.31%, 0.10%, 0.51% and 0.03%, respectively, respectively, of Senior Income’s, Floating Rate Income Opportunity’s, Short Duration Credit Opportunities’ and the Acquiring Fund’s average net assets applicable to common shares for the twelve months ended July 31, 2022). If one or more Mergers are not consummated for any reason, including because the requisite shareholder approvals are not obtained, each of the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Mergers.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $7,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Shareholder Proposals

The Acquiring Fund expects to hold its 2024 annual meeting of shareholders in April 2024. To be considered for presentation at the 2024 annual meeting of shareholders of the Acquiring Fund, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than October 27, 2023. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the 1934 Act of a proposal submitted outside of the process of Rule 14a-8 for the 2024 annual meeting must, pursuant to the Acquiring Fund’s by-laws, submit such written notice to the Acquiring Fund no earlier than December 26, 2023 and no later than January 10, 2024. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If Proposals No. 1 and No. 2 are approved at a Target Fund’s and the Acquiring Fund’s Meeting and the Merger is consummated, such Target Fund will cease to exist and will not hold its next annual meeting. If the Merger is not approved or is not consummated with respect to a Target Fund, such Target Fund will hold its next annual meeting of shareholders, expected to be held in April 2024 for each Target Fund.

To be considered for presentation at the 2024 annual meeting of shareholders of each Target Fund, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than October 27, 2023. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the 1934 Act of a proposal submitted outside of the process of Rule 14a-8 for the 2024 annual meeting must, pursuant to the Target Funds’ by-laws, submit such written notice to a Target Fund no earlier than December 26, 2023 and no later than January 10, 2024. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Proposals may be presented by shareholders only if advance notice is duly submitted in accordance with applicable law and the Fund’s governing documents, and the subject matter of such proposal is a matter upon which the proposing shareholder is entitled to vote. Each Fund’s by-laws require shareholders submitting advance notices of proposals of business or nominations for election as Board Members to provide the Fund with certain information and representations about the proponent shareholder and the nominees or business being proposed. A shareholder wishing to present a proposal of business or nomination is encouraged to carefully review the applicable Fund’s by-laws.

Copies of the by-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is July 31.

Shareholder Report Delivery

Shareholder reports will be made available to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 8, 2023

The Proxy Statement is available at https://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Additional Information About the Solicitation

On January 14, 2021, a shareholder of certain Nuveen closed-end funds (the “Subject Funds”) filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against the Subject Funds and their trustees, seeking a declaration that the Subject Funds’ Control Share Provision violates the 1940 Act and rescission of the Subject Fund’s Control Share Provision. On February 18, 2022, the District Court granted summary judgment in favor of the plaintiff on its claims for rescission and declaratory judgment. Following careful review of the judgment of the District Court, on February 24, 2022, the Board of Trustees amended the by-laws of the Subject Funds and all other Nuveen closed-end funds whose by-laws include a Control Share Provision, including the Target Funds and the Acquiring Fund, to provide that the Control Share Provision shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Control Share Provision will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. As a result, the Funds’ Control Share Provision will not be in effect with respect to this meeting. On February 25, 2022, the Subject Funds and their trustees filed a notice of their intention to appeal the District Court’s decision.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Meetings, except as described in this Proxy Statement. However, if other matters are properly presented at the meetings in accordance with a Fund’s by-laws for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Upon at least five business days advance written notice to a Fund, a shareholder of the Fund is entitled to inspect and copy at the offices where they are maintained, a list of the Fund’s record shareholders and their addresses entitled to be present and to vote at that Fund’s Meeting, provided that the written notice describes with reasonable particularity the purpose of the demand, that the demand is made in good faith and for a proper purpose, and the records requested are directly connected to that purpose, and provided further that the Trustees shall not have determined in good faith that disclosure of the records sought would adversely affect the Fund in the conduct of its business or constitute material non-public information at the time when the shareholder’s notice of demand to inspect and copy is received by the Fund. The Fund may furnish the shareholder with copies of the shareholder list, including copies furnished through an electronic transmission. Shareholders interested in inspecting the list of shareholders for their respective Fund(s) should contact (800) 257-8787 for additional information. To email the Fund(s), please visit www.nuveen.com/contact-us.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before the Meetings if there is present, in person (including virtually) or by proxy, a quorum of shareholders in respect of such other matters. The chair of the meeting may, whether or not a quorum is present, adjourn the meeting with respect to one or more matters to be considered on behalf of a Fund without further notice to permit further solicitation of proxies.

By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Meetings.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients are generally required to request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that is subject to the rules of the NYSE and that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on Proposal No. 1 or No. 2 described in this Proxy Statement. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on the proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETINGS, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Mark L. Winget Vice President and Secretary The Nuveen Closed-End Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [●] day of [●], 2023, by and among Nuveen Floating Rate Income Fund (the “Acquiring Fund”), each of Nuveen Senior Income Fund (“Senior Income” or a “Target Fund”), Nuveen Floating Rate Income Opportunity Fund (“Income Opportunity” or a “Target Fund”) and Nuveen Short Duration Credit Opportunities Fund (“Credit Opportunities” or a “Target Fund”), each a Massachusetts business trust, and NFRIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund. The Acquiring Fund and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and each Target Fund may be referred to herein as a “Fund” and, collectively, as the “Funds.”

For each Merger (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of the merger of the Target Fund with and into the Merger Sub pursuant to which shareholders of the Target Fund (collectively, “Target Fund Shareholders”) will receive (i) with respect to holders of the issued and outstanding common shares of beneficial interest of the Target Fund (“Target Fund Common Shares”), newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”), (ii) with respect to holders of any issued and outstanding Taxable Fund Preferred Shares (“TFP Shares”) of Senior Income, newly issued TFP Shares of the Acquiring Fund with a par value of $0.01 per share and liquidation preference of $1,000 per share (the “Acquiring Fund Series B TFP Shares”), (iii) with respect to holders of any issued and outstanding TFP Shares of Income Opportunity, newly issued TFP Shares of the Acquiring Fund with a par value of $0.01 per share and liquidation preference of $1,000 per share (the “Acquiring Fund Series C TFP Shares”), and (iv) with respect to holders of any issued and outstanding TFP Shares of Credit Opportunities, newly issued TFP Shares of the Acquiring Fund with a par value of $0.01 per share and liquidation preference of $1,000 per share (the “Acquiring Fund Series D TFP Shares” and, together with the Acquiring Fund Series B TFP Shares and the Acquiring Fund Series C TFP Shares, the “Acquiring Fund Preferred Shares” and, collectively with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Merger” and together, the “Mergers”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that each Merger is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Mergers, and the Board of Trustees of each Target Fund (each, a “Target Fund Board”) has determined that its Merger is in the best interests of such Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of its Merger.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1         MERGER.    With respect to each Merger, subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Section 2 of Chapter 182 of the Massachusetts General Laws (“M.G.L.”) and Section 59 of the M.G.L. Chapter 156C, at the Effective Time (as defined in Section 3.1), the Target Fund shall be merged with and into the Merger Sub, the separate existence of the Target Fund shall cease and the Merger Sub shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with such laws and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Merger and, as the Surviving Company, it shall be governed by the laws of the Commonwealth of Massachusetts.

(a)         With respect to each Merger, at the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund:

(i)         Each Target Fund Common Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Common Shares provided for in Section 2.2 (with cash being distributed in lieu of fractional Acquiring Fund Common Shares as set forth in Section 2.2);

(ii)         The Target Fund TFP Shares issued and outstanding immediately prior to the Effective Time, if any, shall, by virtue of the Merger and without any action on the part of the holder(s) thereof, be converted into the same number of Acquiring Fund Preferred Shares of the applicable Series (as set forth above, or such other series designation as is deemed appropriate by the officers of the Acquiring Fund) having (a) substantially similar terms to such Target Fund TFP Shares as of the Closing (as defined in Section 3.1), (b) equal priority with other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon liquidation of the Acquiring Fund, and (c) along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon liquidation of the affairs of the Acquiring Fund over the common shares of the Acquiring Fund; and

(iii)         The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(b)         The certificate of organization of the Merger Sub as in effect immediately prior to the Effective Time (the “Certificate of Organization”) shall be the certificate of organization of the Surviving Company, unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time (the “LLC Agreement”) shall be the operating agreement of the Surviving Company unless and until amended in accordance with its terms and applicable law.

(c)         With respect to each Merger, at the Effective Time, the separate legal existence of the Target Fund shall cease for all purposes and the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, the Surviving Company shall succeed to and possess all of the rights, privileges and powers of the Merger Sub and the Target Fund, and all of the assets and property of whatever kind and character of the Merger Sub and the Target Fund shall vest in the Merger Sub without further act or deed. With respect to each Merger, at the Effective Time, the Surviving Company shall be liable for all of the liabilities and obligations of the Merger Sub and the Target Fund, and any claim or judgment against the Merger Sub or the Target Fund may be enforced against the Surviving Company, in accordance with applicable law.

(d)         With respect to each Merger, the Acquiring Fund will issue Acquiring Fund Shares to shareholders of the Target Fund upon the conversion of Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Fund based on (i) with respect to holders of the issued and outstanding Target Fund Common Shares, their holdings of Target Fund Common Shares as of immediately prior to the Effective Time, and (ii) with respect to holders of any issued and outstanding TFP Shares of a Target Fund, the number of TFP Shares held by such shareholder immediately prior to the Effective Time. Ownership of Acquiring Fund Shares will be shown on the books of the applicable transfer agent or tender and paying agent, as applicable, for the Acquiring Fund, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Common Shares or the Acquiring Fund Preferred Shares. All Acquiring Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

(e)         For each Merger, upon the terms and subject to the conditions of this Agreement, the parties shall cause the filing of one or more certificates of merger (a “Certificate of Merger”) with the Secretary of the Commonwealth of Massachusetts in accordance with the laws of the Commonwealth of Massachusetts.

(f)         With respect to each Merger, the Target Fund agrees to dispose of certain assets prior to the Closing, but only if and to the extent necessary, so that at the Closing, when the assets of such Target Fund participating in a Merger are aggregated with the Acquiring Fund’s assets and the assets of the other Target Fund participating in a Merger, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.5). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.2         DISSOLUTION, LIQUIDATION AND TERMINATION. If each Merger occurs at the same time, as soon as practicable after the Effective Time (or, if each Merger does not occur at the same time, as soon as practicable after the Effective Time of the last Merger to occur), the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub.

1.3         ACCOUNTING AND PERFORMANCE SURVIVOR. In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in the Merger, the Acquiring Fund shall be deemed the survivor solely for accounting and performance record purposes.

1.4         DECLARATION OF PREFERRED SHARE DIVIDENDS. Dividends shall accumulate on any issued and outstanding TFP Shares of a Target Fund up to and including the day immediately preceding the Closing Date (as defined in Section 3.1) and then cease to accumulate, and dividends on the Acquiring Fund Preferred Shares will accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), each Target Fund will declare all accumulated but unpaid dividends on such TFP Shares up to and including the day immediately preceding the Closing Date. With respect to any issued and outstanding TFP Shares of Senior Income, Income Opportunity and Credit Opportunities, such dividends will be paid by the applicable Target Fund from its own funds, and not from amounts advanced by, borrowed from, or reimbursed by the Acquiring Fund, on the Closing Date, but prior to the Closing, to holders thereof as of the day immediately preceding the Closing Date (or, with respect to Senior Income and Income Opportunity only, if such day is not a business day, the next preceding business day).

1.5         TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of a Target Fund’s common shares or preferred shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6         REPORTING. Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which such Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund or its duly appointed agent.

1.7         BOOKS AND RECORDS. All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1         VALUATION OF SHARES. With respect to each Merger, the net asset value per share of the Target Fund Common Shares and the net asset value per share of the Acquiring Fund Common Shares shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the applicable Target Fund Board and the Acquiring Fund Board).

2.2         COMMON SHARES TO BE ISSUED. In each Merger, as of the Effective Time, each Target Fund Common Share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Common Shares equal to one multiplied by the quotient of the net asset value per share of a Target Fund Common Share divided by the net asset value per share of an Acquiring Fund Common Share, each as determined as of the Valuation Time in accordance with Section 2.1. The aggregate net asset value of Acquiring Fund Common Shares received by Target Fund common shareholders (the “Target Fund Common Shareholders”) in a Merger (including any fractional share interests to which they would be entitled) will equal, as of the Valuation Time, the aggregate net asset value of such Target Fund’s Common Shares held by such Target Fund Common Shareholders as of such time. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders and, in lieu of such fractional shares, Target Fund Common Shareholders will receive cash. With respect to each Merger, in the event Target Fund Common Shareholders would be entitled to receive fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares in each Merger, the transfer agent for the Acquiring Fund’s common shares will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.3         EFFECT OF SUSPENSION IN TRADING. In the event that at the Valuation Time an accurate appraisal of the net asset value per share of the Acquiring Fund or a Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.4         COMPUTATIONS OF NET ASSET VALUE. Subject to Section 2.1 above, all computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1         CLOSING DATE. With respect to each Merger, the conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived with respect to the Target Fund, the Acquiring Fund and the Merger Sub in order for the closing of a Merger to take place. The closing of each Merger (the “Closing”) shall occur on [●], 2023 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m., Central time, on the Closing Date (the “Effective Time”). The Closing will be held as of 7:59 a.m., Central time, on the Closing Date at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

3.2         CUSTODIAN’S CERTIFICATE. With respect to each Merger, the Target Fund shall cause the custodian for such Target Fund to deliver to the Acquiring Fund Parties at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash and any other assets have been delivered in proper form to the Acquiring Fund as of the Closing.

3.3         CERTIFICATES OF TRANSFER AGENTS.

(a)         With respect to each Merger, the Target Fund shall issue and deliver, or cause its transfer agent or tender and paying agent, as applicable, to issue and deliver, to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth, with respect to such Target Fund, the number of Target Fund Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares and preferred shares, as applicable, of the Target Fund and the number and percentage ownership of outstanding common shares and preferred shares, as applicable, held by each such Target Fund Shareholder immediately prior to the Closing.

(b)         With respect to each Merger, the Acquiring Fund shall issue and deliver, or cause the transfer agent, or tender and paying agent, as applicable, with respect to each of the Acquiring Fund Common Shares and Acquiring Fund Preferred Shares, as applicable, to issue and deliver, to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the shareholders of the Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to the account of the shareholders of the Target Fund on the books of the Acquiring Fund.

3.4         DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other party or parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. Each Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund or the Merger Sub, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of such Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1         REPRESENTATIONS OF EACH TARGET FUND. Each Target Fund represents and warrants the following to the Acquiring Fund Parties solely on its own behalf with respect to itself and its Merger, as applicable:

(a)         The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)         The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)         The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust, By-Laws or, if the Target Fund has any issued and outstanding TFP Shares as of the Closing, the Target Fund’s Statement Establishing and Fixing the Rights and Preferences of Series A Taxable Fund Preferred Shares, as supplemented and amended (the “Target Fund Statement”), or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)         There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund Parties. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund Parties, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e)         No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund Parties. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)         The financial statements of the Target Fund as of July 31, 2022, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of July 31, 2022, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)         Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund that have arisen after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund Parties of all material liabilities contingent or otherwise, incurred by it subsequent to July 31, 2022, whether or not incurred in the ordinary course of business. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h)         All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)         The authorized capital of the Target Fund consists of an unlimited number of common shares and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held of record by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent or tender and paying agent, as applicable, as provided in Section 3.3. The Target Fund has no outstanding preferred shares except as set forth in the capitalization table in the Joint Proxy Statement/Prospectus (as defined in Section 5.5); no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(j)         At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(k)         The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)         The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)         From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meetings of Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.5), or any other materials provided in connection with the Target Fund’s Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)         No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(o)         For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

4.2         REPRESENTATIONS OF THE ACQUIRING FUND PARTIES. Each of the Acquiring Fund and the Merger Sub, as applicable, represents and warrants to each Target Fund as follows:

(a)         The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)         The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(c)         The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)         The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to approval by its preferred shareholders and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, the Statement Establishing and Fixing the Rights and Preferences of Series A Taxable Fund Preferred Shares, as supplemented and amended (the “Acquiring Fund TFP Statement”) or the senior secured revolving credit facility, or any other material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)         The Merger Sub is not, and the execution delivery and performance of this Agreement will not result, in violation of the Merger Sub’s Certificate of Organization or LLC Agreement.

(f)         No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets, which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to a Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)         The financial statements of the Acquiring Fund as of July 31, 2022, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of July 31, 2022, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)         Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities of a material nature, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(i)         All federal, state, local and other tax returns and reports of the Acquiring Fund and the Merger Sub required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund and the Merger Sub required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s and the Merger Sub’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund or the Merger Sub, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund or the Merger Sub.

(j)         The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding preferred shares other than as set forth in the capitalization table in the Joint Proxy Statement/Prospectus (as defined in Section 5.5); no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(k)         The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Merger Sub, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and the Merger Sub, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)         The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(m)         The information to be furnished by the Acquiring Fund and the Merger Sub for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n)         From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meetings of Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Proxy Materials (as defined in Section 5.5), or any other materials provided in connection with the Mergers, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)         No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(p)         For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(q)         All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

(r)         Since the date of its organization through the Effective Time, the Merger Sub has been, and will be, disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1         OPERATION IN ORDINARY COURSE.    Subject to Sections 1.1(f) and 8.5, each Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2         APPROVAL OF SHAREHOLDERS.    The Acquiring Fund will call a meeting of its common and preferred shareholders and each Target Fund will call a meeting of its common and preferred shareholders to consider and act upon the proposal or proposals required to effect the provisions of this Agreement and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

5.3         ADDITIONAL INFORMATION.     Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of such Target Fund’s shares.

5.4         FURTHER ACTION.     Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.5         PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders of each Target Fund, the approval of each Merger and/or related matters by the common shareholders of the applicable Target Fund and the common shareholders of the Acquiring Fund (the “Registration Statement”), and a proxy statement relating to the Acquiring Fund TFP Shares to be issued to the holders of TFP Shares of each Fund, the approval of each Merger and/or related matters by the preferred shareholders of the applicable Funds (the “TFP Proxy Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement and the TFP Proxy Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement and the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.6         REGULATORY APPROVALS.    The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the listing rules of the New York Stock Exchange or another national securities exchange and such of the state “blue sky” or securities laws as it may deem appropriate in order to consummate the transactions hereunder.

5.7         TAX STATUS OF MERGERS.    The intention of the parties is that each Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Funds or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.9.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

With respect to the Merger of each Target Fund, the obligations of the Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

6.1         All representations, covenants and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Acquiring Fund and (ii) the Controller or Treasurer of the Acquiring Fund, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2         The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

With respect to the Merger of each Target Fund, the obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1         All representations, covenants and warranties of such Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. Such Target Fund shall have delivered to the Acquiring Fund Parties on the Closing Date a certificate executed in such Target Fund’s name by (i) the Chief Administrative Officer or any Vice President of such Target Fund and (ii) the Controller or Treasurer of such Target Fund, in form and substance satisfactory to the Acquiring Fund Parties and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund Parties shall reasonably request.

7.2         Such Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3         Such Target Fund shall have delivered to the Acquiring Fund Parties a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Fund.

7.4         Prior to the Valuation Time, such Target Fund will have declared the dividends and/or distributions contemplated by Sections 1.4 and 8.5.

7.5         Such Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.6         Unless otherwise directed by the Adviser, all contracts of a Target Fund set forth on Schedule 7.6 will be terminated with respect to such Target Fund as of or prior to the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

With respect to the Merger of each Target Fund, the obligations of the Target Fund and the Acquiring Fund Parties to consummate the transactions provided for herein are subject to the fulfillment or waiver of the following conditions, as applicable:

8.1         This Agreement and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding common and preferred shares of the Target Fund in accordance with applicable law and the provisions of such Target Fund’s Declaration of Trust, By-Laws and the applicable Target Fund Statement. In addition, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding common and preferred shares of the Acquiring Fund in accordance with applicable law, the requirements of any applicable national securities exchange and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws and the Acquiring Fund TFP Statement. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.1.

8.2         As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3         All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents or waivers from, other persons, including without limitation holders of preferred shares or liquidity providers with respect to preferred shares, if necessary, or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4         The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5         The Target Fund shall have declared, prior to the Valuation Time, a dividend or dividends with respect to its common shares in an amount determined by the Target Fund’s officers in accordance with the Target Fund’s past practice that, together with all other dividends paid by such Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of such Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which such Target Fund paid tax under Section 852(b)(3)(A) of the Code). Prior to the Closing, to the extent such dividend or dividends are not paid prior to the Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of common shareholders of such Target Fund as of the record date for such dividend or dividends and such dividends shall be paid as previously authorized by the Target Fund Board. None of the Target Funds, the Acquiring Fund or the Merger Sub shall have any rights with respect to, or interest in, the assets held in such escrow account.

8.6         A Certificate of Merger, specifying the Effective Time as the date and time of the effectiveness of the Merger, shall have been filed with, and accepted by, the Secretary of the Commonwealth of Massachusetts.

8.7         The Target Fund shall have received (i) an opinion from Vedder Price P.C., special counsel to the Acquiring Fund, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)         The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)         The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c)         The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)         Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may under certain circumstances, be held personally liable for its obligations under the laws of the Commonwealth of Massachusetts, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust or By-Laws or the laws of the Commonwealth of Massachusetts.

(e)         The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f)         To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated hereby, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

(g)         The execution and delivery of this Agreement by the Acquiring Fund and the Merger Sub did not, and the consummation by the Acquiring Fund and the Merger Sub of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, By-Laws or, if the Acquiring Fund has any issued and outstanding TFP Shares as of the Closing, the Acquiring Fund TFP Statement (assuming the requisite approval of the Acquiring Fund’s shareholders has been obtained in accordance with the requirements of the Acquiring Fund’s Declaration of Trust and By-Laws and the Acquiring Fund TFP Statement) or the Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8         The Acquiring Fund shall have received (i) an opinion from Vedder Price P.C., special counsel to each Target Fund, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)         The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)         The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)         To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated hereby, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

(d)         To the knowledge of such counsel, the Target Fund has the power under its Declaration of Trust as a Massachusetts business trust to merge with and into the Merger Sub as contemplated by this Agreement.

(e)         The execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust, By-Laws or, if the Target Fund has any issued and outstanding TFP Shares as of the Closing, the applicable Target Fund Statement (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with the requirements of the Target Fund’s Declaration of Trust, By-Laws and, if applicable, Target Fund Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.9         With respect to each Merger, the Funds shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)         The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)         No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)         No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)         No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of all their Target Fund Shares solely into Acquiring Fund Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)         The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund Shares that were converted into such Acquiring Fund Shares.

(f)         The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the shares of the Target Fund that were converted into such Acquiring Fund Shares were held by such shareholder, provided the Target Fund shares are held as capital assets at the time of the merger.

(g)         The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger.

(h)         The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Mergers on the Target Funds, the Acquiring Fund, the Merger Sub or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Mergers under the alternative minimum tax imposed under Section 55 of the Code on any direct or indirect shareholder of a Target Fund that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind. Such opinions will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds and the Merger Sub. Each Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, no Fund may waive the conditions set forth in this Section 8.9 with respect to its Merger(s). Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund Preferred Shares as equity for federal income tax purposes, Vedder Price P.C. may rely on the opinions delivered to the Acquiring Fund by special tax counsel of the Acquiring Fund with respect to such issue.

ARTICLE IX

EXPENSES

9.1         The expenses incurred in connection with the Mergers (whether or not the Merger with respect to a Target Fund is consummated) will be allocated among and borne by all of the Funds ratably based on the projected relative benefits to the common shareholders of each Fund, as common shareholders of the Acquiring Fund for a period equal to shareholders’ average holding period of shares for each Fund, and each Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Merger-related expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) proxy solicitation costs; and (g) other related administrative or operational costs.

9.2         Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3         Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Fund as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1         The parties agree that no party has made to any other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1         With respect to each Merger, this Agreement may be terminated by the mutual agreement of the parties to such Merger, and such termination may be effected by the Chief Administrative Officer, President or any Vice President of each Fund without further action by a Target Fund Board or the Acquiring Fund Board. In addition, with respect to each Merger, either Fund participating in such Merger may at its option terminate the Agreement at or before the Closing due to:

(a)         a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)         a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)         a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Merger(s).

11.2         In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Parties or a Target Fund. Notwithstanding any other provision of this Agreement to the contrary, the termination of this Agreement with respect to a Fund will have no effect on the obligation of that Fund to bear the portion of Merger-related expenses allocated to it as provided in Section 9.1.

ARTICLE XII

AMENDMENTS

12.1         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each party affected by the amendment subject to the prior review of each such Fund’s counsel and the authorization of each such Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of a Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders of the applicable Target Fund under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1         The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

13.3         This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5         It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but shall bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of each Fund acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund, as provided in the Fund’s Declaration of Trust.

13.6         It is understood and agreed that the use of a single agreement among the parties is for administrative convenience only and that this Agreement constitutes a separate agreement between each Target Fund and the Acquiring Fund Parties, as if each party had executed a separate document. No party will have any liability for the obligations under this Agreement of any other party, and the liabilities of each party under this Agreement will be several and not joint.

13.7         The failure of any Target Fund or the Acquiring Fund Parties with respect to a Target Fund to consummate a Merger shall not affect the validity of the other Mergers, and the provisions of this Agreement shall be construed to effect this intent.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN FLOATING RATE INCOME FUND

By:
Name:	Mark L. Winget
Title:	Vice President and Secretary

NUVEEN SENIOR INCOME FUND

By:
Name:	Mark L. Winget
Title:	Vice President and Secretary

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND

By:
Name:	Mark L. Winget
Title:	Vice President and Secretary

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND

By:
Name:	Mark L. Winget
Title:	Vice President and Secretary

NFRIF MERGER SUB, LLC

By:
Name:	Mark L. Winget
Title:	Vice President and Secretary

[Signature Page to Agreement and Plan of Merger (NSL-JRO-JSD-JFR Merger)]

Schedule 7.6

Senior Income

Amended and Restated Master Custodian Agreement between Senior Income and State Street Bank and Trust Company dated as of July 15, 2015, as amended

Investment Management Agreement by and between Senior Income and Nuveen Fund Advisors, LLC dated October 1, 2014, as amended

Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC dated as of October 1, 2014, as amended

Transfer Agency and Service Agreement by and between Senior Income and Computershare Inc. and Computershare Trust Company, N.A. dated as of June 15, 2017

[Credit Facility]

Income Opportunity

Amended and Restated Master Custodian Agreement between Income Opportunity and State Street Bank and Trust Company dated as of July 15, 2015, as amended

Investment Management Agreement by and between Income Opportunity and Nuveen Fund Advisors, LLC dated October 1, 2014, as amended

Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC dated as of October 1, 2014, as amended

Transfer Agency and Service Agreement by and between Income Opportunity and Computershare Inc. and Computershare Trust Company, N.A. dated as of June 15, 2017

[Credit Facility]

Credit Opportunities

Amended and Restated Master Custodian Agreement between Credit Opportunities and State Street Bank and Trust Company dated as of July 15, 2015, as amended

Investment Management Agreement by and between Credit Opportunities and Nuveen Fund Advisors, LLC dated October 1, 2014, as amended

Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC dated as of October 1, 2014, as amended

Transfer Agency and Service Agreement by and between Credit Opportunities and Computershare Inc. and Computershare Trust Company, N.A. dated as of June 15, 2017

[Credit Facility]

APPENDIX B

CONFIDENTIAL INFORMATION MEMORANDUM

Copy No.

INFORMATION MEMORANDUM	STRICTLY CONFIDENTIAL

CONFIDENTIAL INFORMATION MEMORANDUM

NUVEEN FLOATING RATE INCOME FUND

SERIES B TAXABLE FUND PREFERRED SHARES

SERIES C TAXABLE FUND PREFERRED SHARES

SERIES D TAXABLE FUND PREFERRED SHARES

LIQUIDATION PREFERENCE $1,000 PER SHARE

Nuveen Floating Rate Income Fund (the “Fund”) is a diversified, closed-end management investment company. This Information Memorandum is provided for information purposes in connection with the issuance of Taxable Fund Preferred Shares (“New TFP Shares”) of Nuveen Floating Rate Income Fund (the “Fund”) in connection with the proposed mergers of Nuveen Senior Income Fund (“Senior Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity”) and Nuveen Short Duration Credit Opportunities Fund (“Short Duration Credit Opportunities” and collectively, the “Target Funds” or each individually, a “Target Fund”) with and into a wholly-owned subsidiary of the Fund (each, a “Merger” and collectively, the “Mergers”).

This Information Memorandum is being provided exclusively to Target Fund shareholders who were holders of Taxable Fund Preferred Shares of a Target Fund as of January 20, 2023. Upon the closing of each Merger, the applicable Target Fund will be merged with and into a wholly-owned subsidiary of the Fund, with the issued and outstanding common and preferred shares of such Target Fund being converted into newly issued common and preferred shares of the Fund. With respect to each Merger, holders of Taxable Fund Preferred Shares of the applicable Target Fund will receive on a one-for-one basis a separate series of New TFP Shares in exchange for Target Fund Taxable Fund Preferred Shares held immediately prior to the closing of the Merger. New TFP Shares have a liquidation preference of $1,000 per share (the “Liquidation Preference”).

Taxable Fund Preferred Shares of the Target Funds are subject to redemption in accordance with the respective Target Fund’s statement establishing and fixing the rights and preferences of Taxable Fund Preferred Shares. The description contained herein with respect to a series of New TFP Shares applies if New TFP Shares of such series are issued in a Merger.

With respect to each Merger, the terms of the New TFP Shares of the applicable series will be substantially similar, as of the time of the closing of the Merger, to the terms of the Taxable Fund Preferred Shares of the applicable Target Fund outstanding immediately prior to the closing of the Merger. The aggregate liquidation preference of the New TFP Shares to be received in each Merger, if any, will equal the aggregate liquidation preference of the applicable Target Fund’s Taxable Fund Preferred Shares held immediately prior to the closing of the Merger. The number of Taxable Fund Preferred Shares of a Target Fund currently outstanding may change prior to the closing of the Merger due to market or other conditions. The summary description of the New TFP Shares set forth below does not purport to be a complete description of all terms applicable to the New TFP Shares. With respect to each Merger, the terms of the New TFP Shares of each series will be set forth in a Statement Establishing and Fixing the Rights and Preferences of Taxable Fund Preferred Shares (each as it may be amended from time to time in accordance with the provisions thereof, a “Statement”), the form of which is attached hereto as Appendix A-1, as modified for the applicable series by a Supplement to the Statement Establishing and Fixing the Rights and Preferences of Taxable Fund Preferred Shares Initially Designating the Variable Rate Mode for each of the Series B and Series C Taxable Fund Preferred Shares, the form of which is attached hereto as Appendix A-2, or by the Supplement to the Statement Establishing and Fixing the Rights and Preferences of Series D Taxable Fund Preferred Shares Initially Designating the Variable Rate Demand Mode for the Series D Taxable Fund Preferred Shares, the form of which is attached hereto as Appendix A-3 (each, a “Statement Supplement”).

Investing in New TFP Shares involves risks. See “Risk Factors” beginning on page 17 of this Information Memorandum.

The date of this Information Memorandum is March 30, 2023.

The securities offered hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the securities are being offered and sold only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act, and the securities are subject to transfer restrictions. See “Notice to Investors.”

-ii-

The Fund is a diversified, closed-end management investment company. The Fund’s investment objective is to achieve a high level of current income. Under normal market circumstances, the Fund invests at least 80% of its Assets (as defined herein) in secured senior loans and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality. The Fund invests at least 65% of its Managed Assets (as defined herein) in senior loans that are secured by specific collateral. Senior loans are made to U.S. or non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions. Senior loans pay interest at rates that are redetermined periodically at short-term intervals on the basis of an adjustable base lending rate plus a premium. Senior Loans that the Fund intends to invest in are usually rated below investment grade, and share the same risks of other below investment grade debt instruments. The Fund may invest its Managed Assets without limit in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as junk bonds. The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers (which includes borrowers) that are U.S. dollar or non-U.S. dollar denominated. There can be no assurance that the Fund will achieve its investment objective.

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. Prospective investors should read this Information Memorandum, which sets forth concisely the information about the Fund that a prospective investor ought to know before deciding whether to invest.

THE NEW TFP SHARES REPRESENT INVESTMENTS IN THE FUND AND DO NOT REPRESENT AN INTEREST IN OR OBLIGATIONS OF, AND ARE NOT INSURED BY, ANY OF THE FUND’S INVESTMENT ADVISER, THE LIQUIDITY PROVIDER, THE REMARKETING AGENT OR THE TENDER AND PAYING AGENT, AS APPLICABLE.

-iii-

This Information Memorandum is furnished by the Fund on a confidential basis in connection with an offering exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), solely for the purpose of enabling a prospective investor to consider the purchase of the securities offered hereby. The information contained or incorporated by reference in this Information Memorandum has been provided by the Fund and other sources identified herein. No representation or warranty, expressed or implied, is made by the Fund as to the accuracy or completeness of such information, and nothing contained or incorporated by reference in this Information Memorandum is, or shall be relied upon as, a promise or representation by the Fund as to the past or the future.

The securities offered hereby have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable securities laws. Accordingly, the securities are being offered and sold only to holders of Target Fund TFP Shares that are qualified institutional buyers in accordance with the exemption from registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act. Prospective purchasers are hereby notified that sellers of the securities offered hereby may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. For certain restrictions on resales, see “Notice to Investors.” There can be no assurance that a market will develop for the New TFP Shares.

In making an investment decision, prospective investors must rely on their own examination of the Fund and the terms of this offering, including the merits and risks involved. This offering is being made on the basis of this Information Memorandum and any decision to purchase the securities in this offering must be based on the information contained or incorporated by reference herein. No representation is made to any offeree or purchaser of the securities offered hereby regarding the legality of an investment therein by such offeree or purchaser under any applicable legal investment or similar laws or regulations. The contents of this Information Memorandum are not to be construed as legal, business or tax advice. Each prospective investor should consult its own attorney and business and tax advisor as to legal and business advice.

Prospective investors are hereby offered the opportunity, prior to purchasing any securities, to ask questions and receive answers concerning the terms and conditions of the offering of shares and to obtain from the Fund additional information, to the extent that the Fund possesses such information or can acquire it without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained herein or provided pursuant hereto.

The securities offered hereby have not been approved or disapproved by the Securities and Exchange Commission, or any state securities commission or regulatory authority, nor have the foregoing authorities reviewed this Information Memorandum or confirmed the accuracy or determined the adequacy of this Information Memorandum. Any representation to the contrary is a criminal offense.

This Information Memorandum is personal to the offeree and has been prepared solely for use in connection with the offering of the securities and it does not constitute an offer to any other person or to the public generally to subscribe for or otherwise acquire the securities. Except as expressly authorized by the Fund, distribution of this Information Memorandum to any person other than the offeree and those persons, if any, retained to advise such offeree with respect to the offer and sale of the securities is not authorized, and any disclosure of any of its contents is prohibited. Each offeree, by accepting delivery of this Information Memorandum, agrees to the foregoing and agrees to make no copies of this Information Memorandum and, if the offeree does not purchase the New TFP Shares or the offering is terminated, to return this Information Memorandum to the Fund.

The New TFP Shares will be issued in book-entry form, as global securities (the “global securities”). The global securities will be deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities will be held only through DTC and any of its participants. Unless the context otherwise requires, references in this Information Memorandum to “New TFP shareholders” include the Beneficial Owners of interests in the New TFP Shares and references to the “New TFP Shares” include any beneficial interest therein. See “Book-Entry Procedures and Settlement” for further discussion of these matters.

-iv-

This Information Memorandum contains summaries and other information believed to be accurate as of the date hereof with respect to certain terms of certain documents, but reference is made to the actual documents (copies of which will be made available on a confidential basis to prospective purchasers upon request to the Fund) for complete information with respect thereto, and all such summaries are qualified in their entirety by such reference.

The distribution of this Information Memorandum and the offering of the securities in certain jurisdictions may be restricted by law. Persons in possession of this Information Memorandum are required to inform themselves about and to observe any such restrictions. This Information Memorandum does not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or to any person to whom it is unlawful to make such offer or solicitation.

No action has been taken by the Fund that would permit an offering of the securities offered hereby or the circulation or distribution of this Information Memorandum or any offering material in relation to the Fund or the Liquidity Provider, as applicable, or the securities in any jurisdiction where action for that purpose is required.

THIS INFORMATION MEMORANDUM IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE RELIED UPON ALONE AS THE BASIS FOR AN INVESTMENT DECISION. IN MAKING AN INVESTMENT DECISION, PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND, THE LIQUIDITY PROVIDER, AS APPLICABLE, AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED AND MUST NOT RELY UPON INFORMATION PROVIDED BY OR STATEMENTS MADE BY THE FUND. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN NEW TFP SHARES FOR AN INDEFINITE PERIOD OF TIME.

NONE OF THE FUND, ANY TARGET FUND, LIQUIDITY PROVIDER OR REMARKETING AGENT, AS APPLICABLE, OR THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION TO ANY OFFEREE OR PURCHASER OF NEW TFP SHARES REGARDING THE LEGALITY OF INVESTMENT THEREIN BY SUCH OFFEREE OR PURCHASER UNDER APPLICABLE LEGAL INVESTMENT OR SIMILAR LAWS OR REGULATIONS OR THE PROPER CLASSIFICATION OF SUCH AN INVESTMENT THEREUNDER.

THE CONTENTS OF THIS INFORMATION MEMORANDUM ARE NOT TO BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS AND TAX ADVICE. INVESTMENT IN THE NEW TFP SHARES MAY NOT BE SUITABLE FOR ALL RECIPIENTS OF THIS INFORMATION MEMORANDUM.

Notwithstanding anything to the contrary contained in this Information Memorandum or any other express or implied agreement to the contrary, each prospective purchaser (and each employee, representative or other agent of each prospective purchaser) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the securities offered hereby and all materials of any kind that are provided to the prospective purchaser relating to such tax treatment and tax structure. This authorization of tax disclosure is retroactively effective to the commencement of discussions with the prospective purchasers regarding the transactions contemplated herein.

In this Information Memorandum, references to “U.S. Dollars,” “Dollars” and “$” are to United States dollars, and references to “TFP Shares” may be to New TFP Shares and/or outstanding Taxable Fund Preferred Shares of the Fund or a Target Fund, as the context indicates.

FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward-looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections,

-v-

forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward-looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund, the Liquidity Provider, the Remarketing Agent, as applicable, or any of their respective affiliates or any other person or entity of the results that will actually be achieved by the Fund. None of the Fund, the Liquidity Provider, the Remarketing Agent, as applicable, or their respective affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition.

-vi-

TABLE OF CONTENTS

Notice to Investors	2
Summary	6
Risk Factors	17
The Fund	41
Description of New TFP Shares	41
Book-Entry Procedures and Settlement	49
Certain U.S. Federal Income Tax Considerations	51
The Fund’s Investments	55
Use of Leverage	85
Borrowings	87
Management of the Fund	87
Description of Outstanding Shares	90
Net Asset Value	92
Certain Provisions in the Declaration of Trust and By-Laws	93
Repurchase of Common Shares; Conversion to Open-End Fund	95
Custodian, Transfer Agent, Dividend Disbursing Agent, Redemption Agent and Remarketing Agent	97
Independent Registered Public Accounting Firm	97
Available Information	97

Appendix A-1 — Form of Statement Establishing and Fixing The Rights and Preferences of Taxable Fund Preferred Shares

Appendix A-2 — Form of Supplement to the Statement Establishing and Fixing the Rights and Preferences of Taxable Fund Preferred Shares Initially Designating the Variable Rate Mode

Appendix A-3 — Form of Supplement to the Statement Establishing and Fixing the Rights and Preferences of Series D Taxable Fund Preferred Shares Initially Designating the Variable Rate Demand Mode

Appendix B —Form of VRDM Purchase Agreement (including Form of Notice of Tender and Form of Notice of Revocation)

NOTICE TO INVESTORS

Series B TFP Shares and Series C TFP Shares

Each person acquiring Series B TFP Shares or Series C TFP Shares, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Fund as follows:

(1) It understands and acknowledges that the securities have not been registered under the Securities Act or any other applicable securities law, are being offered for sale pursuant to Section 4(a)(2) of the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in paragraph (5) below.

(2) It is a “qualified institutional buyer” (“QIB”), as defined in Rule 144A promulgated under the Securities Act, and is acquiring the securities for its own account or for the account of another QIB.

(3) It acknowledges that none of the Fund or any person representing the Fund has made any representation to it with respect to the Fund or the offering or sale of any securities other than the information contained or incorporated by reference in this Information Memorandum. In addition, no representation is made regarding New TFP Shares or the advisability of investing in New TFP Shares. Moreover, it acknowledges that it has had access to such financial and other information concerning the Fund and the securities as it has deemed necessary in connection with its decision to purchase the securities offered hereby, including an opportunity to ask questions of and request information from the Fund.

(4) It is purchasing the securities for its own account for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property be at all times within its control and subject to its ability to resell such securities pursuant to Rule 144A or any exemption from registration available under the Securities Act.

(5) Purchasers of New TFP Shares are required to agree, to offer, sell or otherwise transfer such securities only to Persons that are both (A)(i) Persons such purchaser reasonably believes are QIBs that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange, banks (or affiliates of banks), insurance companies or registered open-end management investment companies, in each case, pursuant to Rule 144A or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act, (ii) trusts in which all investors are Persons that it reasonably believes are QIBs that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange, banks (or affiliates of banks), insurance companies, or registered open-end management investment companies or (iii) other investors with the prior written consent of the Fund and (B) Persons that are either (i) not a Nuveen Person (as defined below), or (ii) a Nuveen Person, provided that (x) such Nuveen Person would, after such sale and transfer, own not more than 20% of the Outstanding New TFP Shares, or (y) the prior written consent of the Fund and the holder(s) of more than 50% of the Outstanding New TFP Shares has been obtained. “Nuveen Persons” means the Investment Adviser or any affiliated person of the Investment Adviser (as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended) (other than the Fund, in the case of a redemption or purchase of the New TFP Shares which are to be cancelled within ten (10) days of purchase by the Fund).

(6) Each purchaser acknowledges that each certificate representing Series B TFP Shares or Series C TFP Shares will contain a legend substantially to the following effect:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

2

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY TO PERSONS THAT ARE BOTH (1)(A) A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” THAT IS A REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANY, THE SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, A BANK (OR AN AFFILIATE OF A BANK), AN INSURANCE COMPANY OR A REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANY, IN EACH CASE, IN AN OFFER AND SALE MADE PURSUANT TO RULE 144A OR ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN A MANNER NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF SECTION 4(a)(2) OF THE SECURITIES ACT; (B) A TRUST IN WHICH ALL INVESTORS ARE PERSONS THE HOLDER REASONABLY BELIEVES ARE QUALIFIED INSTITUTIONAL BUYERS THAT ARE REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANIES, THE SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, BANKS (OR AFFILIATES OF BANKS), INSURANCE COMPANIES, OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES; OR (C) A PERSON THAT THE ISSUER OF THE SECURITY HAS APPROVED IN WRITING TO BE THE HOLDER OF THE SECURITY AND (2) PERSONS THAT ARE EITHER (A) NOT A NUVEEN PERSON (AS DEFINED IN THE INITIAL TAXABLE FUND PREFERRED SHARES (TFP) PURCHASE AGREEMENT BETWEEN THE ISSUER OF THE SECURITY AND THE PURCHASER), OR (B) A NUVEEN PERSON, PROVIDED THAT (X) SUCH NUVEEN PERSON WOULD, AFTER SUCH SALE AND TRANSFER, OWN NOT MORE THAN 20% OF THE OUTSTANDING SERIES A VRM-TFP SHARES, OR (Y) THE PRIOR WRITTEN CONSENT OF THE FUND AND THE HOLDER(S) OF MORE THAN 50% OF THE OUTSTANDING SERIES A VRM-TFP SHARES HAS BEEN OBTAINED.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE AGREED THAT, IN CONNECTION WITH ANY TRANSFER OF TFP SHARES, IT IS TRANSFERRING TO THE TRANSFEREE THE RIGHT TO RECEIVE FROM THE FUND ANY DIVIDENDS DECLARED AND UNPAID FOR EACH DAY PRIOR TO THE TRANSFEREE BECOMING THE BENEFICIAL OWNER OF THE SERIES A TFP SHARES IN EXCHANGE FOR PAYMENT OF THE PURCHASE PRICE FOR SUCH TFP SHARES BY THE TRANSFEREE.

(7) It acknowledges that the Fund and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by its purchase of securities are no longer accurate, it shall promptly notify the Fund. If it is acquiring any securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

Series D TFP Shares

Each person acquiring Series D TFP Shares, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Fund, the Liquidity Provider and the Remarketing Agent, as applicable, as follows:

(1) It understands and acknowledges that the securities have not been registered under the Securities Act or any other applicable securities law, are being offered for sale pursuant to Section 4(a)(2) of the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in paragraph (4) below.

(2) It is a “qualified institutional buyer” (“QIB”), as defined in Rule 144A promulgated under the Securities Act, and is acquiring the securities for its own account or for the account of another QIB.

3

(3) It acknowledges that none of the Fund, the Liquidity Provider, the Remarketing Agent, as applicable, or any person representing any of the foregoing has made any representation to it with respect to the Fund, the Liquidity Provider or the Remarketing Agent, as applicable, or the offering or sale of any securities other than the information contained or incorporated by reference in this Information Memorandum. Further, it acknowledges that with respect to the information, if any, supplied by the Liquidity Provider for inclusion in this Information Memorandum, no representation is made by the Fund as to the accuracy or completeness of such information. The Liquidity Provider accepts no responsibility for the accuracy or completeness of this Information Memorandum, the Statement or the Statement Supplement or any other information or disclosure contained or incorporated by reference herein, or omitted herefrom or in the Statement or the Statement Supplement. In addition, no representation is made regarding New TFP Shares or the advisability of investing in New TFP Shares. Moreover, it acknowledges that it has had access to such financial and other information concerning the Fund and the Liquidity Provider and the securities as it has deemed necessary in connection with its decision to purchase the securities offered hereby, including an opportunity to ask questions of and request information from the Fund and the Liquidity Provider.

(4) It is purchasing the securities for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such securities pursuant to Rule 144A or any exemption from registration available under the Securities Act. It agrees on its own behalf and on behalf of any investor account for which it is purchasing the securities and each subsequent holder or owner of the securities by its acceptance thereof will agree to offer, sell or otherwise transfer such securities only (a) to the Fund, (b) to or through the Remarketing Agent in a Remarketing, (c) to the Liquidity Provider pursuant to the VRDM Purchase Agreement or (d) for so long as the securities offered hereby are eligible for resale pursuant to Rule 144A, but subject to the restrictions on transfer, outside of a Remarketing, described herein, to a person it reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, subject in each of the foregoing cases to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control. Each purchaser acknowledges that each Series D TFP Share will contain a legend substantially to the following effect:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, ONLY (A) TO THE FUND, (B) WITH RESPECT TO SERIES D TFP SHARES, TO OR THROUGH THE REMARKETING AGENT IN A REMARKETING, (C) WITH RESPECT TO SERIES D TFP SHARES, TO THE LIQUIDITY PROVIDER PURSUANT TO THE VRDM PURCHASE AGREEMENT OR (D) FOR SO LONG AS THE SECURITIES OFFERED HEREBY ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, BUT SUBJECT TO THE RESTRICTIONS ON TRANSFER, OUTSIDE OF A REMARKETING APPLICABLE TO THIS SECURITY, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR ANY EXEMPTION FROM REGISTRATION AVAILABLE UNDER THE SECURITIES ACT. THE PURCHASE OBLIGATION IS TRANSFERABLE ONLY IN CONNECTION WITH A TRANSFER OF TFP SHARES; IT IS NOT SEPARATELY TRANSFERABLE.

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NUVEEN FUND ADVISORS, LLC (THE “INVESTMENT ADVISER”), AFFILIATED PERSONS OF THE INVESTMENT ADVISER (AS DEFINED IN SECTION 2(a)(3) OF THE 1940 ACT) (OTHER THAN THE FUND, IN THE CASE OF A PURCHASE OF TFP SHARES WHICH ARE TO BE CANCELLED WITHIN 10 DAYS OF PURCHASE BY THE FUND), OR PERSONS OVER WHICH THE INVESTMENT ADVISER, OR AFFILIATED PERSONS OF THE INVESTMENT ADVISER (AS DEFINED IN SECTION 2(a)(3) OF THE 1940 ACT), EXERCISE DISCRETIONARY INVESTMENT OR VOTING AUTHORITY (OTHER THAN THE FUND, IN THE CASE OF A PURCHASE OF TFP SHARES WHICH ARE TO BE CANCELLED WITHIN 10 DAYS OF PURCHASE BY THE FUND), ARE NOT PERMITTED TO PURCHASE, DIRECTLY OR INDIRECTLY, TFP SHARES WITHOUT THE PRIOR WRITTEN CONSENT OF THE LIQUIDITY PROVIDER AND ANY SUCH PURCHASES WITHOUT SUCH CONSENT SHALL BE VOID AB INITIO; PROVIDED, HOWEVER, THAT PURCHASES OF TFP SHARES MAY BE MADE BY BROKER-DEALERS THAT ARE AFFILIATED PERSONS OF THE INVESTMENT ADVISER IN RISKLESS PRINCIPAL TRANSACTIONS WITH RESPECT TO SUCH PURCHASES OF TFP SHARES.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE AGREED THAT, IN CONNECTION WITH ANY TRANSFER OF TFP SHARES, IT IS TRANSFERRING TO THE TRANSFEREE THE RIGHT TO RECEIVE FROM THE FUND ANY DIVIDENDS DECLARED AND UNPAID FOR EACH DAY PRIOR TO THE TRANSFEREE BECOMING THE BENEFICIAL OWNER OF THE A TFP SHARES IN EXCHANGE FOR PAYMENT OF THE PURCHASE PRICE FOR SUCH TFP SHARES BY THE TRANSFEREE.

(5) It acknowledges that the Fund, the Liquidity Provider and the Remarketing Agent, as applicable, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by its purchase of securities are no longer accurate, it shall promptly notify the Fund, the Liquidity Provider and the Remarketing Agent, as applicable. If it is acquiring any securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

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SUMMARY

This is only a summary. Prospective investors should review the more detailed information contained elsewhere in this Information Memorandum and the documents incorporated by reference or otherwise summarized in this Information Memorandum, including the information set forth in the sections “Risk Factors,” “Use of Leverage,” “The Fund’s Investments—Investment Objective and Policies” and “—Derivatives and Hedging Strategies,” the Statement Establishing and Fixing the Rights and Preferences of Taxable Fund Preferred Shares of each series (each as it may be amended from time to time in accordance with the provisions thereof, a “Statement”),the form of which is attached hereto as Appendix A-1, as modified for New Series B TFP Shares and New Series C TFP Shares by a Supplement to the Statement Establishing and Fixing the Rights and Preferences of Taxable Fund Preferred Shares Initially Designating the Variable Rate Mode for the Taxable Fund Preferred Shares of the applicable series, the form of which is attached hereto as Appendix A-2, and as modified for the New Series D TFP Shares by the Supplement to the Statement Establishing and Fixing the Rights and Preferences of Series D Taxable Fund Preferred Shares Initially Designating the Variable Rate Demand Mode for the Series D Taxable Fund Preferred Shares, the form of which is attached hereto as Appendix A-3 (each, a “Statement Supplement”), and for the New Series D TFP Shares, the Variable Rate Demand Mode (VRDM) Purchase Agreement, the form of which is attached hereto as Appendix B (the “VRDM Purchase Agreement”). Additional information about the Fund may be obtained from www.sec.gov or by visiting www.nuveen.com, as set forth in the section “Available Information.” Information on those websites is not part of this Information Memorandum, except to the extent specifically incorporated by reference. Certain capitalized terms used and not defined herein shall have the meanings ascribed to them in the applicable Statement or Statement Supplement.

The Fund	Nuveen Floating Rate Income Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $.01 par value (“Common Shares”), are traded on the New York Stock Exchange under the symbol “JFR.” See “The Fund.” As of January 20, 2023, the Fund had 56,918,468 Common Shares outstanding and net assets applicable to each Common Share of $9.27.

Each series of New TFP Shares will have equal priority with each other and the other preferred shares (collectively, the “Preferred Shares”) of the Fund as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Each series of New TFP Shares will have terms that are substantially the same as the corresponding shares of the applicable Target Fund as of the closing of the Merger. However, the economic and other terms of the four series of TFP Shares outstanding after the completion of the Mergers may vary.

The Offering

This Information Memorandum is provided for information purposes in connection with the issuance of New TFP Shares of the Fund in connection with the proposed merger of each of Nuveen Senior Income Fund (“Senior Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity”) and Nuveen Short Duration Credit Opportunities Fund (“Short Duration Credit Opportunities” and collectively, the “Target Funds” or each individually, a “Target Fund”) with and into a wholly-owned subsidiary of the Fund (each, a “Merger” and collectively, the

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“Mergers”). The Fund currently has one series of Series A TFP Shares outstanding. The Fund currently expects that the New TFP Shares issued in connection with the Senior Income Fund Merger will be designated “Series B TFP Shares,” the New TFP Shares issued in connection with the Floating Rate Income Opportunity Merger will be designated “Series C TFP Shares” and the New TFP Shares issued in connection with the Short Duration Credit Opportunities Merger will be designated “Series D TFP Shares.” If one or more Mergers are not consummated, the designation of the series may change. New TFP Shares will have a Liquidation Preference of $1,000 per share.

Assuming the completion of each Merger, immediately following the completion of the Mergers, the Fund will have outstanding four series of TFP Shares and no other series or class of Preferred Shares outstanding.

Capital Structure

The New TFP Shares will be Preferred Shares of the Fund, and will rank on parity with each other and with the Fund’s existing TFP Shares and other Fund Preferred Shares that may be outstanding from time to time with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Each Preferred Share, including each TFP Share, ranks and will rank senior in priority to the Common Shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund also has indebtedness outstanding under a secured revolving credit facility agreement (the “Credit Facility”), currently entered into by certain banks, as lenders (each, a “Bank”), including the bank acting as liquidity provider for the Fund’s Series A TFP Shares, with the Fund, as borrower. The Fund has the right to augment or replace the Credit Facility with a new credit facility in the future. In connection with the Mergers, the Fund intends to seek to maintain a credit facility on economic terms similar to those currently in effect and at a similar percentage of assets taking into account the assets acquired in the Mergers. However, the credit facility entered into in connection with the Mergers and any future credit facility may contain terms that are materially different than the terms contained in the existing Credit Facility, including terms that limit payments to holders of preferred shares or common shares, and current or future liquidity providers or financial institutions that own TFP Shares of the Fund may be lenders in any such credit facility. The Credit Facility is secured by substantially all of the assets of the Fund. Any future credit facility is expected to be so secured. The Fund also may source leverage through other methods, including reverse repurchase agreements. See “Borrowings and Priority of Payment” below. The Fund, without the consent of preferred shareholders, may from time to time amend or replace the Credit Facility, issue additional Preferred Shares of a new or existing series, including New TFP Shares, or incur additional indebtedness, in connection with new financings, refinancings or reorganizations. However, the issuance by the Fund of additional Preferred Shares or the incurrence of additional indebtedness may require the consent of liquidity providers,

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purchasers of TFP Shares in the Variable Rate Mode and other Fund counterparties, including from the Banks under the Credit Facility.

Initial Modes and Mode Changes	The Series B TFP Shares and the Series C TFP Shares are expected to be issued in the “Variable Rate Mode,” while the Series D TFP Shares are expected to be issued in the “Variable Rate Demand Mode.” In the Variable Rate Mode, the variable dividend rate generally is determined by reference to an Index Rate plus an Applicable Spread. In the Variable Rate Demand Mode, the variable dividend rate generally is reset weekly by a remarketing agent, and liquidity is provided to holders through a remarketing feature and an unconditional demand feature provided by a bank acting as liquidity provider.

The Fund may elect to change the Mode for one or more series of TFP Shares. For New TFP Shares in the Variable Rate Mode, the purchaser also may have the right to initiate a Mode change. A new Mode may provide for the modification of the economic terms of the TFP Shares of the applicable series. Modified terms for a new Mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

VRM Purchase Agreement

(Series A and Series B TFP Shares only)	The Fund will enter into a Taxable Fund Preferred Shares (TFP) Purchase Agreement (each, a “VRM Purchase Agreement”) with the initial holder of each of the Series B TFP Shares and the Series C TFP Shares (the “Purchaser”). The terms of each VRM Purchase Agreement will be substantially the same as the corresponding agreement with each applicable Target Fund, with such changes as may be agreed by the Fund and the Purchaser. Under each VRM Purchase Agreement, the Purchaser will be entitled to receive various information, including about portfolio holdings of the Fund and compliance with financial ratios. A permitted transferee of Series B TFP Shares or Series C TFP Shares will have the right to receive such information upon satisfying certain conditions. In addition, the Purchaser and the majority owners of the Series B TFP Shares or Series C TFP Shares, as applicable, may have certain consent rights in addition to the voting and consent rights set forth in the Statement and Statement Supplement.

Liquidity Provider; the Purchase Obligation

(Series D TFP Shares only)

The Series D TFP Shares will have the benefit of an unconditional demand feature, pursuant to a purchase obligation, substantially identical to the unconditional demand feature in effect for the TFP Shares of Short Duration Credit Opportunities immediately prior to

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the closing of the Mergers, to be provided by the bank then acting as liquidity provider (the “Liquidity Provider”), pursuant to a VRDM Purchase Agreement, the form of which is attached hereto as Appendix B.

The VRDM Purchase Agreement for the Series D TFP Shares will contain provisions for extension or replacement, substantially identical to the provisions in the corresponding agreement for the TFP Shares of Short Duration Credit Opportunities. The Statement Supplement for the Series D TFP Shares also contains such provisions for extension or replacement. If the bank acting as Liquidity Provider as of the date of this Information Memorandum is replaced, the VRDM Purchase Agreement with the replacement liquidity provider must contain a purchase obligation substantially identical to the purchase obligation of the current Liquidity Provider, as required under the Statement Supplement. Whether no change, or such a change, in Liquidity Provider occurs, the VRDM Purchase Agreement for the Series D TFP Shares will contain a purchase obligation substantially identical to the purchase obligation of the current Liquidity Provider.

The initial term of the VRDM Purchase Agreement with the Liquidity Provider for the Series D TFP Shares is expected to be no less than the remaining term of the purchase agreement with respect to the corresponding TFP Shares of Short Duration Credit Opportunities immediately prior to the closing of the Mergers.

Remarketing (Series D TFP Shares only)

The terms of the remarketing for the Series D TFP Shares will be substantially the same as for the TFP Shares of Short Duration Credit Opportunities. Holders of Series D TFP Shares will have the option to tender Series D TFP Shares for remarketing at the Purchase Price (as defined below) on any business day not less than seven days after delivery of a Notice of Tender to the Tender and Paying Agent. In addition, the Series D TFP Shares will be subject to mandatory tender for remarketing by the Remarketing Agent at the Purchase Price in the circumstances set forth in the Statement Supplement. The Remarketing Agent will use its best efforts in each case to remarket any Series D TFP Shares so tendered. If no remarketing occurs on or before the relevant Purchase Date (as defined below), or Series D TFP Shares remain unsold pursuant to an attempted remarketing, the Tender and Paying Agent will deliver all such unsold Series D TFP Shares that have been delivered to the Tender and Paying Agent to the Liquidity Provider for purchase on such Purchase Date. In addition, the Series D TFP Shares will be subject to mandatory purchase by the Liquidity Provider at the Purchase Price for such Series D TFP Shares in the event of termination of the VRDM Purchase Agreement if the Fund has not obtained an alternate VRDM Purchase Agreement prior to such termination. The “Purchase Price” with respect to the Series D TFP Shares is equal to the Liquidation Preference of the Series D TFP Shares to be purchased on a Purchase Date plus any accumulated but unpaid dividends (whether or not earned or declared), if any, to, but

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excluding, the relevant Purchase Date. The date designated for the (i) purchase of Series D TFP Shares pursuant to an optional or mandatory tender for remarketing or (ii) mandatory purchase by the Liquidity Provider is referred to herein as a “Purchase Date.”

Tender and Paying Agent	The Fund will enter into a Tender and Paying Agent Agreement with The Bank of New York Mellon with respect to each series of New TFP Shares. The Tender and Paying Agent will serve as the Fund’s transfer agent and registrar, dividend disbursing agent, and paying agent and redemption price disbursing agent with respect to the New TFP Shares, and calculate the regularly scheduled dividend amount to be paid to holders of the New TFP Shares. The Fund will confirm the Tender and Paying Agent’s calculation of such dividend amount upon its receipt of any request therefor from the Tender and Paying Agent.

Ratings	The Fund currently expects to request one long-term rating of each series of New TFP Shares and two short-term ratings of the Series D TFP Shares. However, under the Statement Supplement for the Series D TFP Shares, the Fund will be required only to use reasonable best efforts to maintain at least one short-term rating of the Series D TFP Shares to the extent that the Liquidity Provider then has a short-term debt rating. This is the same requirement currently applicable to the TFP Shares of Short Duration Credit Opportunities. There can be no assurance that the Fund will obtain or maintain any particular ratings of the New TFP Shares.

The short-term ratings of the Series D TFP Shares will be directly related to the short-term ratings assigned to the Liquidity Provider. Changes in the credit quality of the Liquidity Provider could cause a downgrade in the short-term credit ratings of the Series D TFP Shares, make the Series D TFP Shares less liquid in the secondary market and cause losses to holders of Series D TFP Shares.

An explanation of the significance of ratings may be obtained from the Rating Agencies. Generally, Rating Agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The ratings of the New TFP Shares of each series should be evaluated independently from similar ratings of other securities. A rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning Rating Agency.

No Established Trading Market

There is currently no established trading market for the New TFP Shares, nor is it expected that any trading market will develop. The Fund does not intend to apply for a listing of the New TFP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the New TFP Shares, outside of a Remarketing by the Remarketing Agent and the Purchase Obligation of the Liquidity Provider, with respect to Series D TFP Shares only. The New TFP Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, the New

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TFP Shares will be subject to restrictions on transferability and resale and may be purchased by and sold only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act, any successor provision or any other exemption from registration available under the Securities Act. See “Notice to Investors.”

Dividends and Dividend Periods	The dividend rate for the Series B TFP Shares and Series C TFP Shares, generally, will be a floating rate that resets monthly as of the Dividend Reset Date commencing each Dividend Reset Period and will be equal to (i) the “Index Rate,” currently expected to be One-Month Term SOFR (as defined in the applicable Statement Supplement) plus (ii) the “Applicable Spread.” The “Dividend Reset Dates” means the Mode Commencement Date and the first calendar day of each month. The Applicable Spread will be set forth in the applicable Statement Supplement and is subject to adjustment in certain circumstances, as described below, provided that the dividend rate will in no event exceed 15% per annum.

The dividend rate for the Series D TFP Shares, generally, will be determined by the Remarketing Agent on each Rate Determination Date, normally held weekly on each Wednesday. The Remarketing Agent will determine the dividend rate as the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the Series D TFP Shares on the first day of the Subsequent Dividend Reset Period immediately succeeding the Rate Determination Date (usually the following Thursday) having a market value equal to the Liquidation Preference of the Series D TFP Shares plus accumulated but unpaid dividends (whether or not earned or declared) thereon. Such rate shall not exceed the Maximum Rate, as described below. In the event of a Failed Remarketing Condition, the Dividend Rate will be the Maximum Rate. The “Maximum Rate” for the Series D TFP Shares on any Rate Determination Date or in respect of the occurrence of a Failed Remarketing Condition for the Series D TFP Shares will be the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The Maximum Rate for the Series D TFP Shares will depend on the long-term rating assigned to the Series D TFP Shares, provided that the dividend rate will in no event exceed 15% per annum.

In addition to monthly dividend payments, the Fund in its discretion may establish Dividend Payment Dates (each, a “Special Dividend Payment Date”); provided, that any such Special Dividend Payment Date shall be a Business Day.

Voting Rights

Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of New TFP Shares will be entitled to one vote for each New TFP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each New TFP Share, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares,

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including New TFP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, will be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each New TFP Share, entitling the holder thereof to one vote. The holders of outstanding Common Shares and Preferred Shares, including New TFP Shares, voting together as a single class, will elect the balance of the trustees. See “Description of New TFP Shares—General—Voting Rights.”

Redemption	The New TFP Shares of each series will be subject to optional and mandatory redemption by the Fund in certain circumstances. The terms and conditions of optional redemption or mandatory redemption of each series of New TFP Shares will be substantially the same as those of the applicable Target Fund TFP Shares. See “Description of New TFP Shares” and the applicable Statement and Statement Supplement.

Investment Objective and Policies	The Fund’s investment objective is to achieve a high level of current income. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful. See “The Fund’s Investments” and “Risk Factors.”

As a non-fundamental policy, under normal market circumstances, the Fund invests at least 80% of its Assets (as defined below) in secured senior loans and unsecured senior loans (collectively referred to as “Senior Loans”), which unsecured Senior Loans will be, at the time of investment, investment grade quality. Senior Loans hold the most senior position in the capital structure of an issuer (i.e., they have a claim on the assets and/or stock of the issuer that has priority over subordinated debt holders and stockholders of the issuer). With respect to the Fund’s Senior Loans included in the 80% policy, such instruments will at times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

As a non-fundamental policy, under normal circumstances, the Fund invests at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral. Also as a non-fundamental policy, under normal circumstances, the Fund may invest its Managed Assets without limit in Senior Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. However, no more than 30% of the Fund’s Managed Assets may be invested in Senior Loans and

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other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s, or Fitch or that are unrated but judged to be of comparable quality. Senior Loans are made to U.S. or non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions.

Additionally, as a non-fundamental policy, the Fund may invest up to 20% of its Managed Assets in (i) other debt securities such as investment and non-investment grade debt securities, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Senior Loans, which may be treated as an investment in Senior Loans for purposes of the 80% requirement set forth above), (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations), and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities). No more than 5% of the Fund’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities. The debt securities in which the Fund may invest may have short-term, intermediate-term or long-term maturities. The Fund also may receive warrants and equity securities issued by a Borrower or its affiliates in connection with the Fund’s other investments in such entities.

Under normal circumstances:

•

The Fund maintains an average duration of one year or less for its portfolio investments in Senior Loans and other debt instruments. See “The Fund’s Investments—Investment Objective and Policies” for a description of duration.

•	The Fund will not invest in inverse floating rate securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers (which term for purposes of this Information Memorandum includes Borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in Senior Loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries.

•

The Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for the purposes of this policy) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation.

•	The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. An iBoxx Loan Total Return Swap is

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a specific type of total return swap on an index that is designed to provide exposure to the senior loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index.

See “The Fund’s Investments—Investment Objective and Policies” for additional information regarding the Fund’s investment objective and policies.

Borrowings and Priority of Payment	The borrowing capacity under the Credit Facility is $290,000,000. As of February 28, 2023, the Fund’s outstanding principal balance under the Credit Facility was $233,300,000. The Fund has the right to augment or replace the Credit Facility with a new credit facility in the future. In connection with the Mergers, the Fund intends to seek to maintain a credit facility on economic terms similar to those currently in effect and at a similar percentage of assets taking into account the assets acquired in the Mergers. However, the credit facility entered into in connection with the Mergers and any future credit facility may contain terms that are materially different than the terms contained in the existing Credit Facility, including terms that limit payments to holders of Preferred Shares or Common Shares, and current or future liquidity providers or financial institutions that own TFP Shares of the Fund may be lenders in any such credit facility. Borrowings under the Credit Facility are secured by substantially all of the assets of the Fund. Borrowings under any future credit facility are expected to be so secured.

The rights of a lender under the Credit Facility or any future credit facility and any other creditors to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of the Fund’s Preferred Shares, including New TFP Shares, and Common Shares with respect to the payment of dividends and other distributions, and upon liquidation. The Fund may not be permitted to redeem its Preferred Shares, including New TFP Shares, unless at such time the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Facility that would limit or otherwise block payments in redemption. See “Use of Leverage” and “Borrowings.”

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund currently employs leverage primarily through borrowings under the Credit Facility and issuance of Preferred Shares. The Fund may source leverage through other methods in the future. The Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The Fund may reduce or increase leverage based upon changes in market conditions and

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anticipates that its leverage ratio will vary from time to time based upon variations in the value of the Fund’s holdings.

Leverage involves special risks. See “Risk Factors—Risks of Investing in New TFP Shares—Capital Structure Risk.” There is no assurance that the Fund’s leveraging strategy will be successful. See “Use of Leverage” and “Borrowings.”

Investment Adviser and Sub-Adviser	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Investment Adviser”) is the investment adviser to the Fund and is responsible for overseeing the Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Fund, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2022, Nuveen managed approximately $1.1 trillion in assets, of which approximately $147.7 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

For the services provided pursuant to the Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, calculated as a percentage of the net management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Funds to Nuveen Fund Advisors.

Nuveen Fund Advisors and the Sub-Adviser retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Tax Considerations	Dividends with respect to the New TFP Shares generally will not constitute “qualified dividend income” for federal income tax purposes and thus generally will not be eligible for taxation at

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long-term capital gain tax rates (except in the case of “capital gain dividends”). See “Certain U.S. Federal Income Tax Considerations.”

Governing Law	The Declaration, each Statement and each Statement Supplement are governed by the laws of the Commonwealth of Massachusetts.

Each VRM Purchase Agreement for New TFP Shares in the Variable Rate Mode, each Tender and Paying Agent Agreement, and the Remarketing Agreement and the VRDM Purchase Agreement for New TFP Shares in the Variable Rate Demand Mode, as applicable, are governed by the laws of the State of New York.

Risk Factors	Risk is inherent in all investing. Therefore, before investing in the New TFP Shares, potential investors should consider the risks of investing in New TFP Shares carefully. See “Risk Factors,” “The Fund’s Investments—Investment Objective and Policies” and “—Derivatives and Hedging Strategies.”

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RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that New TFP shareholders may receive little or no return on their investment or even that New TFP shareholders may lose part or all of their investment. Therefore, before investing, prospective investors should consider carefully the following risks that will be assumed when investing in New TFP Shares. See also “Use of Leverage,” “The Fund’s Investments—Investment Objective and Policies” and “—Derivatives and Hedging Strategies.”

Risks of Investing in New TFP Shares—General

Dividend Rate Risk. The New TFP Shares are variable dividend rate securities. Such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Interest Rate and Income Shortfall Risk. The New TFP Shares generally pay dividends based on short-term, weekly or monthly interest rates, and the proceeds from the issuance of the Fund’s Preferred Shares are used to buy securities that pay interest based on longer-term rates. Long-term interest rates are typically, although not always, higher than short-term interest rates. Long-term, intermediate-term and short-term interest rates may fluctuate. If the short-term interest rates, on which New TFP Share dividends or interest rates under the Credit Facility are based, rise, New TFP Share dividend rates or interest rates on Borrowings (as defined below) may rise so that the amount of dividends paid to the New TFP shareholders or the interest paid to the lenders under the Credit Facility exceeds the income from the portfolio securities purchased with the proceeds from the sale of Preferred Shares or Borrowings. Because income from the Fund’s entire investment portfolio (not just the portion of the portfolio attributable to the proceeds from the issuance of Preferred Shares or Borrowings) is available to pay such dividends or interest, however, such dividend or interest rates would need to greatly exceed the Fund’s net rate of portfolio income before the Fund’s ability to pay dividends or interest would be jeopardized. In addition, if long-term rates rise, the value of the Fund’s investment portfolio may decline, reducing the amount of assets serving as the required asset coverage for the New TFP Shares and Borrowings.

Additionally, in certain market environments, short-term market interest rates may be higher than the Maximum Rate allowable for the dividend reset for New TFP Shares. In such circumstances, this scenario may adversely affect the valuation of New TFP Shares and the liquidity of New TFP Shares.

Subordination Risk. While New TFP shareholders will have equal liquidation and distribution rights to each other and shareholders of any other Preferred Shares outstanding and that might be issued by the Fund, they will be subordinated to the rights of a lender under the Credit Facility or any future credit facility as described below under “Capital Structure Risk” and any holders of other indebtedness of the Fund and the claims of other creditors of the Fund. Therefore, dividends, distributions and other payments to New TFP shareholders in liquidation or otherwise will be subject to prior payments due, if any, to the holders of indebtedness or other creditors of the Fund. Creditors of the Fund may include lenders and counterparties in connection with any borrowings, reverse repurchase agreements, delayed delivery purchases and/or forward delivery contracts or derivatives, including interest rate swaps or caps, entered into by the Fund. Liquidity providers and bank owners of Preferred Shares are or may become creditors of the Fund, including in the capacity of lender in the Credit Facility or any future credit facility.

Capital Structure Risk. As noted above, the rights of a lender under the Credit Facility or any future credit facility and any other creditors to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of the Fund’s equity holders, such as holders of its Preferred Shares, including New TFP Shares, and Common Shares, with respect to the payment of dividends and other distributions, and

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upon liquidation. The Fund may not be permitted to declare or make payments of dividends and other distributions with respect to its Preferred Shares and Common Shares (other than a dividend in Common Shares of the Fund), purchase Common Shares or Preferred Shares, including New TFP Shares, or redeem its Preferred Shares, including New TFP Shares, unless, at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists or would occur under the Credit Facility (or any other credit facility in effect as of such date) that would limit or otherwise block such payments. These limitations could prevent the Fund from satisfying the distribution requirements for qualifying as a regulated investment company for federal income tax purposes. In addition, borrowings under the Credit Facility are secured by substantially all of the assets of the Fund. Borrowings under any future credit facility are expected to be so secured.

Interests of Creditors of the Fund That Also Own Fund Preferred Shares or act as Liquidity Provider for Fund Preferred Shares May Conflict with the Interests of Shareholders of New TFP Shares. Financial institutions that own Fund Preferred Shares or act as Liquidity Provider may also be senior creditors of the Fund, including as lender under the Credit Facility or any future credit facility with the Fund as borrower. As such a creditor, the interests of such institutions will differ from, and may conflict with, the interests of New TFP shareholders. See “Subordination Risk” and “Capital Structure Risk” above.

Ratings and Asset Coverage Risk. So long as the New TFP Shares or other Preferred Shares of the Fund have long-term ratings, the Fund will be required to meet certain asset coverage or other criteria in order to maintain such rating. The Fund’s failure to meet such criteria may cause the Fund to sell portfolio positions or to redeem New TFP Shares at inopportune times in an amount necessary to restore compliance with such criteria, or may result in a downgrade of ratings..

Tax Risks. The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended. As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain income, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements and thus fail to qualify for treatment as a RIC for a taxable year, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to U.S. federal income tax at the Fund level and the shareholder level. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from its current and accumulated earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

The Fund is relying on an opinion of counsel that the New TFP Shares will qualify as stock in the Fund for U.S. federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to the New TFP Shares, investors should be aware that the Internal Revenue Service and other governmental taxing authorities could assert a contrary position. If the New TFP Shares were treated as debt rather than equity for such purposes, it would, among other income tax consequences, affect the character of the distributions made with respect to the New TFP Shares and the timing and character of any realized or unrealized loss with respect to such shares. See “Certain U.S. Federal Income Tax Considerations.”

Dividend Risk. The Fund may be unable to pay dividends on New TFP Shares in extraordinary circumstances.

Multiple Series Risk. Upon the issuance of the New TFP Shares, the Fund will have outstanding four series of Preferred Shares. While all Preferred Shares of the Fund will have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, there may be certain differences between the terms applicable to each series. To the extent that the terms of the

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various series or types of Preferred Shares differ, there is a risk that market or other events may impact one series of Preferred Shares differently from other series. If market or other events cause the Fund to breach covenants applicable to one series or type of Preferred Shares but not others, the Fund may nevertheless be granted discretion to redeem shares of any series of Preferred Shares, including the affected series, in order to restore compliance, subject to the redemption terms of each series. In addition, the voting power of certain series of Preferred Shares may be more concentrated than others. The Fund, without the consent of New TFP shareholders, may from time to time issue additional Preferred Shares of a new or existing series in connection with new financings, refinancings or reorganizations or mergers. However, the issuance by the Fund of additional Preferred Shares may require the consent of certain Fund counterparties, including liquidity providers and parties to the Credit Facility, a VRM Purchase Agreement or a VRDM Purchase Agreement.

Risks of Investing in New TFP Shares—Series B and Series C TFP Shares

SOFR Risk. The dividend rate is based upon One-Month Term SOFR. SOFR is a relatively new rate, and the Term SOFR Reference Rate and One-Month Term SOFR are very new, have not yet been widely implemented and may not be widely accepted in the market. The Term SOFR Reference Rate and One-Month Term SOFR may be more volatile than other, more established benchmark rates. Such considerations, among others, may adversely affect the dividend rate on the New TFP Shares and the value of the New TFP Shares.

The Federal Reserve Bank of New York (the “FRBNY”) (or successor), as administrator of SOFR, or the Term SOFR Administrator may make methodological or other changes that could change, among other things, the value or timing of publication of One-Month Term SOFR. If the Fund determines that adequate and reasonable methods no longer exist for ascertaining One-Month Term SOFR as provided in the Statement Supplement, the Fund will replace One-Month Term SOFR with a substitute or successor rate that it determines in good faith to be a reasonably comparable index rate, provided that if the Fund determines that it is required to replace One-Month Term SOFR and there is an industry accepted substitute or successor index rate, the Fund will replace One-Month Term SOFR with such index rate, and, without shareholder approval, amend or supplement the Statement Supplement accordingly to implement such replacement, including any conforming changes to tenor and/or spread adjustments, as necessary. There can be no assurance that the Fund will be able to identify a reasonably comparable index rate. Any effects resulting from the implementation of One-Month Term SOFR being currently ongoing, or adequate and reasonable methods in the future no longer existing for ascertaining One-Month Term SOFR, are currently unknown but could adversely affect the determination of the dividend rate.

No Public Trading Market and Restrictions on Transfer. The Series B TFP Shares and the Series C TFP Shares each will be a new issue of securities for which there is currently no established trading market. The Fund does not intend to apply for a listing of the new TFP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the Series B TFP Shares or the Series C TFP Shares. The Fund has not registered, and does not intend to register, the New TFP Shares under the Securities Act. Accordingly, the Series B TFP Shares and the Series C TFP Shares will be subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) (“QIBs”) in accordance with Rule 144A under the Securities Act or any successor provision. Furthermore, pursuant to the terms and conditions of the applicable VRM Purchase Agreement and the applicable New TFP Shares, unless otherwise permitted by the Fund, the New TFP Shares may only be purchased by and sold to Persons that are both: (A)(i) Persons such purchaser reasonably believes are QIBs that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange, banks (or affiliates of banks), insurance companies or registered open-end management investment companies, in each case, pursuant to Rule 144A or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act, (ii) trusts in which all investors are Persons that it reasonably believes are QIBs that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange, banks (or affiliates of banks),

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insurance companies, or registered open-end management investment companies or (iii) other investors with the prior written consent of the Fund and (B) Persons that are either (i) not a Nuveen Person, or (ii) a Nuveen Person, provided that (x) such Nuveen Person would, after such sale and transfer, own not more than 20% of the Outstanding New TFP Shares of the applicable series, or (y) the prior written consent of the Fund and the holder(s) of more than 50% of the Outstanding New TFP Shares of the applicable series has been obtained. See the terms and conditions in the Statement Supplement under the heading “Transfers.” Such restrictions on transfer of the Series B TFP Shares and the Series C TFP Shares may further limit their liquidity. If at any time the Fund is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to preserve the exemption for resales and transfers under Rule 144A, the Fund will furnish, or cause to be furnished, to New TFP shareholders and prospective purchasers of New TFP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A. See “Available Information.”

Ratings Risk. There can be no assurance that any particular rating will be maintained at the level initially assigned to the New TFP Shares. Ratings do not eliminate or necessarily mitigate the risks of investing in New TFP Shares. A rating issued by a Rating Agency (including Moody’s) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, New TFP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to react in a timely manner to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency downgrade of the New TFP Shares that results in an increase in the dividend rate may make New TFP Shares less liquid in the secondary market.

The rating on the New TFP Shares is not a recommendation to purchase, hold, or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. A Rating Agency could downgrade, withdraw, place on review or credit watch or other otherwise change the rating on the New TFP Shares at any time.

Risk of Mandatory and Optional Redemptions or Mode Change. The Fund may be forced to redeem New TFP Shares to meet regulatory or Rating Agency requirements, or to comply with requirements of the Credit Facility, the Statement Supplement or the VRM Purchase Agreement, may voluntarily redeem New TFP Shares at any time, or may make a Mode change including in circumstances that are unfavorable to New TFP shareholders, at times when attractive alternative investment opportunities for reinvestment of the redemption proceeds are not available. See “Redemption” and “Designation of New Mode or Mode Extension” in the Statement Supplement.

Risks of Investing in New TFP Shares—Series D TFP Shares

Insolvency and/or Bankruptcy of, or Resolution Proceedings Relating to, the Liquidity Provider. In the event of a material credit or capital impairment of the Liquidity Provider, there is no assurance that the Liquidity Provider will be able to fulfill its obligation to purchase Series D TFP Shares. The Liquidity Provider’s solvency and ability to fulfill its obligation to pay for Series D TFP Shares that are tendered for Remarketing and cannot successfully be remarketed by the Remarketing Agent or that are subject to Mandatory Purchase may deteriorate before a Series D TFP shareholder can successfully tender the Series D TFP Shares for Remarketing or purchase or before the occurrence of the Mandatory Purchase Date, as applicable. In addition, an NRSRO could downgrade the ratings of the Liquidity Provider, which could affect the liquidity of the Series D TFP Shares as discussed more fully below. In the event of the filing of an insolvency or a bankruptcy proceeding of, or resolution proceedings relating to, the Liquidity Provider, the VRDM Purchase Agreement may be terminated prior to a Mandatory Purchase being effected, and the Fund may not be able to enter into a new VRDM Purchase Agreement with a replacement Liquidity Provider in a timely manner, if at all. In this instance, a Series D TFP shareholder may not be able to sell Series D TFP Shares or may experience delays in receiving payment or may not recover all or a portion of any loss sustained from having to sell the Series D TFP Shares without the benefit of the VRDM Purchase Agreement.

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The bank currently acting as liquidity provider for the TFP Shares of Short Duration Credit Opportunities is a bank incorporated in the United Kingdom and regulated by the United Kingdom’s Prudential Regulatory Authority and Financial Conduct Authority.    The Fund currently expects that the same bank will act as the Liquidity Provider for the Series D TFP Shares. The obligations of the Liquidity Provider under the VRDM Purchase Agreement may be subject to the exercise of so called “write-down and conversion powers” (also sometimes referred to as “resolution powers” or “bail-in action”) in accordance with the Banking Act 2009 of the United Kingdom (as amended) and other laws, regulations, rules or requirements of the United Kingdom relating to the transposition of Directive 2014/59/EU of the European Parliament and of the Council of 14 May 2014 (the “European Bank Recovery and Resolution Directive”), including the power of United Kingdom regulators to reduce, cancel or convert to equity liabilities of unsound or failing financial institutions. In addition, as required under the European Bank Recovery and Resolution Directive, as implemented in the United Kingdom, under the terms of the VRDM Purchase Agreement, each holder and beneficial owner of the Series D TFP Shares is deemed to have agreed to be bound by the exercise of any bail-in action by the United Kingdom regulators. See the form of the VRDM Purchase Agreement attached hereto as Appendix B. The United Kingdom regulators are required to determine that certain statutory conditions, including that the bank is failing or likely to fail, are met before exercising the resolution powers; however, the power of the regulators to exercise the resolution powers does not depend on the terms of the VRDM Purchase Agreement or the contractual effectiveness of those terms, and they have the authority to exercise those powers without advance notice to, or the consent of, holders or beneficial owners of Series D TFP Shares. Accordingly, as in the case of a bank insolvency, in the event that the United Kingdom regulators exercise one or more of their write-down and conversion powers, a holder or beneficial owner of Series D TFP Shares may not be able to sell Series D TFP Shares or may experience delays in receiving payment or may not recover all or a portion of any loss sustained from having to sell the Series D TFP Shares without the benefit of the VRDM Purchase Agreement.

Remarketing Risk. Series D TFP shareholders may elect to tender their Series D TFP Shares to the Tender and Paying Agent for Remarketing pursuant to an Optional Tender, or a Mandatory Tender may occur as described herein. There can be no assurance that the Remarketing Agent will be able to remarket all the Series D TFP Shares tendered in a Remarketing. The Remarketing Agent in its sole discretion may purchase for its own account Series D TFP Shares in a Remarketing, and the current Remarketing Agent has agreed to do so in the circumstances where the Remarketing Agent has obtained an “actionable bid” and the Remarketing Agent elects in its sole discretion to accept such actionable bid; however, subject to the last two sentences in Section 2(e) of the Remarketing Agreement, the Remarketing Agent will not be obligated to purchase any Series D TFP Shares that would otherwise remain unsold in a Remarketing. If any Series D TFP Shares tendered in a Remarketing are not remarketed, the Tender and Paying Agent will tender such Series D TFP Shares for purchase, pursuant to a Final Notice of Purchase, to the Liquidity Provider. During the term of the VRDM Purchase Agreement, the Liquidity Provider has an unconditional and irrevocable obligation to purchase Series D TFP Shares tendered for purchase on the relevant Purchase Date pursuant to a Final Notice of Purchase.

Failure of the Liquidity Provider to Fulfill its Purchase Obligation. If Series D TFP Shares are not sold in a Remarketing on or before the Purchase Date, or an attempted Remarketing results in unsold Series D TFP Shares, or if a Mandatory Purchase Event occurs, the Liquidity Provider will be obligated to purchase the Series D TFP Shares. The ability of a Series D TFP shareholder to realize payment from the Liquidity Provider will depend on the ability of the Liquidity Provider to pay for the Series D TFP Shares tendered pursuant to a Final Notice of Purchase. If the Liquidity Provider should default on its Purchase Obligation under the VRDM Purchase Agreement, a Series D TFP shareholder might have limited or no ability to sell its Series D TFP Shares or to recover all or a portion of any loss sustained from otherwise selling the Series D TFP Shares, especially when market interest rates are rising. If the Liquidity Provider continues to fail to perform its duties and the Fund cannot find a replacement Liquidity Provider, Series D TFP shareholders may be required to continue to hold their Series D TFP Shares for an indefinite period of time.

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Inability to Extend the Purchase Obligation or Engage a Successor Liquidity Provider. In the event the Fund is unable to extend the VRDM Purchase Agreement beyond the Scheduled Termination Date or engage a successor Liquidity Provider pursuant to an Alternate VRDM Purchase Agreement providing for a Purchase Obligation on the same terms and conditions as the VRDM Purchase Agreement and that can be maintained on a commercially reasonable basis, as determined in the sole discretion of the Board of Trustees, a Mandatory Purchase Event will occur and each Series D TFP shareholder will be required to deliver its Series D TFP Shares for purchase by the Liquidity Provider.

A Mandatory Tender Event or Mandatory Purchase Event May Occur At Times When Attractive Alternative Investment Opportunities Are Not Available. A Mandatory Tender Event or Mandatory Purchase Event may occur in circumstances that are unfavorable to Series D TFP shareholders, at times when attractive alternative investment opportunities for reinvestment of the proceeds of a Remarketing or purchase by the Liquidity Provider are not available.

No Public Trading Market. There is currently no established trading market for the Series D TFP Shares. The Fund does not intend to apply for a listing of the Series D TFP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the Series D TFP Shares outside of Remarketings by the Remarketing Agent and the Purchase Obligation of the Liquidity Provider. Unless otherwise permitted by the Fund, a Series D TFP shareholder may sell, transfer or otherwise dispose of Series D TFP Shares only in whole shares and only pursuant to a Remarketing in accordance with the Remarketing Procedures set forth in the Statement Supplement (attached hereto as Appendix A-3); provided, however, that (a) a sale, transfer or other disposition of Series D TFP Shares from a Series D TFP shareholder who holds Series D TFP Shares through an Agent Member to another Series D TFP shareholder who holds Series D TFP Shares through the same Agent Member will be permitted, and (b) in the case of all transfers other than pursuant to Remarketings, the Agent Member (or other person, if permitted by the Fund) to whom such transfer is made will advise the Remarketing Agent and Tender and Paying Agent. The Fund has not registered, and does not intend to register, the Series D TFP Shares under the Securities Act. Accordingly, the Series D TFP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. If at any time the Fund is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to preserve the exemption for resales and transfers under Rule 144A, the Fund will furnish, or cause to be furnished, to Series D TFP shareholders and prospective purchasers of Series D TFP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A. See “Available Information.”

The Ability to Sell the Series D TFP Shares other than through a Remarketing May Be Limited. The Remarketing Agent may buy and sell Series D TFP Shares other than through a Remarketing. However, it is not obligated to do so and may cease doing so at any time without notice and may require holders that wish to sell their Series D TFP Shares to instead tender their TFP Shares through the Tender and Paying Agent with appropriate notice. Further, investors who purchase Series D TFP Shares should not assume that they will be able to sell their Series D TFP Shares other than by tendering the Series D TFP Shares in accordance with the Remarketing process. The Purchase Obligation does not apply to Series D TFP Shares other than those tendered in accordance with the Remarketing process and, as such, would not be available for Series D TFP Shares that a Series D TFP shareholder attempts to sell outside of the Remarketing process. The Purchase Obligation will apply only to Series D TFP Shares that have been properly tendered for Remarketing and that are the subject of a failed Remarketing or Mandatory Purchase.

Under Certain Circumstances, the Remarketing Agent May Be Removed, Resign or Cease Remarketing the Series D TFP Shares, Without a Successor Being Named. Under certain circumstances the Remarketing Agent may be removed or have the ability to resign or cease its remarketing efforts, without a successor having been named, subject to the terms of the Remarketing Agreement.

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Ratings Risk. The Fund will not be required under the Statement and Statement Supplement to maintain any particular (or particular level of) ratings for the Series D TFP Shares in the Variable Rate Demand Mode, except for the requirement to use reasonable best efforts to maintain at least one short-term rating of the Series D TFP Shares of the applicable series to the extent that the Liquidity Provider has a short-term debt rating. The short-term ratings on the Series D TFP Shares are directly related to the short-term ratings assigned to the Liquidity Provider. Changes in the credit quality of the Liquidity Provider could cause a downgrade in the short-term credit ratings of the Series D TFP Shares and make the Series D TFP Shares less liquid in the secondary market and cause losses to Series D TFP shareholders.

There can be no assurance that one or more Rating Agencies will not downgrade the Series D TFP Shares, including as a result of altering its or their rating criteria, that the Fund will maintain any ratings of the Series D TFP Shares or, if at any time the Series D TFP Shares have one or more ratings, that any particular ratings will be maintained. Subject to the Fund’s agreement in the Statement Supplement to use its reasonable best efforts to maintain at least one short-term rating of the Series D TFP Shares, to the extent that the Liquidity Provider then has a short-term debt rating, the Fund may, at any time, replace a Rating Agency with another Rating Agency or terminate the services of any Rating Agencies then providing a rating for the Series D TFP Shares without replacement, in either case, without the approval of Series D TFP shareholders or other shareholders of the Fund. In the event a Rating Agency ceases to furnish a long-term rating or the Fund terminates the services of a Rating Agency then providing a long-term rating for the Series D TFP Shares, such rating, to the extent it would have been taken into account in any of the provisions of the Series D TFP Shares which are described in this Information Memorandum or included in the Statement Supplement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate). In addition, the Rating Agency Guidelines adopted by the Fund may be changed or eliminated at any time without the approval of the Series D TFP shareholders or other shareholders of the Fund, including in connection with the change or elimination of any or all long-term ratings of the Series D TFP Shares.

The ratings do not eliminate or necessarily mitigate the risks of investing in Series D TFP Shares. A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time and is not a guarantee as to quality, or an assurance of the future performance, of the rated security. In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s (in this case, the Fund’s) circumstances that could influence a particular rating. A Rating Agency could downgrade Series D TFP Shares, which may make Series D TFP Shares less liquid in the secondary market, although the downgrade would probably result in higher dividend rates. The short-term credit ratings address the timely payment of the Purchase Price of the Series D TFP Shares by the Liquidity Provider pursuant to the VRDM Purchase Agreement. The ratings on the Series D TFP Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency Guidelines also do not address the likelihood that an owner of the Series D TFP Shares will be able to sell such shares in a Remarketing or otherwise.

Certain Affiliations of the Liquidity Provider and Remarketing Agent. The bank expected to act as the Liquidity Provider for the Series D TFP Shares is an affiliate of the Remarketing Agent. Because the Liquidity Provider and its affiliate serve multiple roles, such affiliated entities may be subject to potential conflicts of interest in connection with their various legal duties and contractual obligations relating to the Series D TFP Shares. These affiliations could, among other things, affect the Remarketing Agent’s determination of the Dividend Rate and the Fund’s ability to change Remarketing Agents should the Fund seek to do so during the tenure of the Liquidity Provider.

The Remarketing Agent is Paid by the Fund. The Remarketing Agent’s responsibilities include determining the dividend rate from time to time and remarketing Series D TFP Shares that are optionally or mandatorily tendered by the owners thereof (subject, in each case, to the terms of the Remarketing Agreement), all as further

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described in this Information Memorandum. The Remarketing Agent is appointed by the Fund and is paid by the Fund for its services. As a result, the interests of the Remarketing Agent may differ from those of existing holders and potential purchasers of Series D TFP Shares.

SOFR Risk. The Applicable Base Rate may be based upon One-Month Term SOFR, and the Remarketing Agent may consider One-Month Term SOFR or another SOFR-based rate as a factor in determining the dividend rate. SOFR is a relatively new rate, and the Term SOFR Reference Rate and One-Month Term SOFR are very new and have not yet been widely implemented. The FRBNY (or successor), as administrator of SOFR, or the Term SOFR Administrator, may make methodological or other changes that could change, among other things, the value or timing of publication of One-Month Term SOFR, If the Fund determines that adequate and reasonable methods no longer exist for ascertaining One-Month Term SOFR as provided in the Statement Supplement, the Fund will replace One-Month Term SOFR with a substitute or successor rate that it determines in good faith to be a reasonably comparable index rate, provided that if the Fund determines that it is required to replace One-Month Term SOFR and there is an industry accepted substitute or successor index rate, the Fund will replace One-Month Term SOFR with such index rate, and, without shareholder approval, amend or supplement the Statement Supplement accordingly to implement such replacement, including any conforming changes to tenor and/or spread adjustments, as necessary. There can be no assurance that the Fund will be able to identify a reasonably comparable index rate. Any effects resulting from the implementation of One-Month Term SOFR being currently ongoing, or adequate and reasonable methods in the future no longer existing for ascertaining One-Month Term SOFR, are currently unknown but could adversely affect the determination of the regular dividend rate or the Maximum Rate.

Portfolio Level Risks

Investment and Market Risk. An investment in New TFP Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in New TFP Shares represents an indirect investment in the securities owned by the Fund. Your New TFP Shares at any point in time may be worth less than your original investment.

Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Issuer Credit Risk. Debt instruments in which the Fund may invest are subject to the risk of non- payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Even if an issuer remains current on principal and interest payments, a deterioration in the market’s perception of the issuer’s ability to make such payments in the future may cause a reduction in the value of the issuer’s securities, and a commensurate decrease in the value of the Fund’s net assets.

To the extent that an issuer must refinance its debt instrument in order to make principal payments at maturity, the issuer’s inability to refinance may present increased risk of loss to the Fund.

There can be no assurance that the liquidation of any collateral securing a debt obligation would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt obligation. The

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collateral securing a debt obligation may lose all or substantially all of its value in the event of bankruptcy of an issuer. Some debt obligations are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such debt obligations to presently existing or future indebtedness of the issuer or take other action detrimental to the holders of debt obligations, including, in certain circumstances, invalidating such debt obligations or causing interest previously paid to be refunded to the issuer. If interest were required to be refunded, it would negatively affect the Fund’s performance.

In evaluating the creditworthiness of issuers, the Sub-Adviser may consider, and may rely in part on, analyses performed by others. Issuers may have outstanding debt obligations that are rated below investment grade by a NRSRO. NRSROs are private services that provide ratings of the credit quality of debt instruments. Ratings assigned by an NRSRO are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. NRSROs may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays an NRSRO for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. Many of the debt obligations acquired by the Fund will have been assigned ratings below investment grade quality. Because of the protective features of Senior Loans, the Sub-Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. In addition, the Sub-Adviser believes there are investment opportunities in the subordinated loan segment, which it believes create the potential for attractive risk-adjusted returns. The Sub-Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities.

The Fund’s Senior Loans and other loans may include interest rate reset provisions, which can increase issuer credit risk. Under certain circumstances, a loan’s interest rate may reset at a higher rate that the Borrower cannot repay and thereby cause the loan to default.

Senior Loan Risk. Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior Loans that the Fund intends to invest in are usually rated below investment grade and share the same risks of other below investment grade debt instruments.

Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan results in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a decrease in the Fund’s net asset value. This decrease in the Fund’s net asset value would be magnified by the Fund’s use of leverage. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of Senior Loans and in the Fund’s net asset value.

Although the Fund invests primarily in Senior Loans that are secured by specific collateral, there can be no assurance the liquidation of such collateral would satisfy a Borrower’s obligation to the Fund in the event of Borrower default or that such collateral could be readily liquidated under such circumstances. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loan.

In the event of bankruptcy of a Borrower, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a Senior Loan. If a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the

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Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

The amount of public information with respect to Senior Loans generally may be less extensive than that available for more widely rated, registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund’s investments, other than the requirement that unsecured Senior Loans be of investment grade quality at the time of investment. The Sub-Adviser may rely exclusively or primarily on its own evaluation of Borrower credit quality in selecting Senior Loans for purchase. As a result, the Fund is particularly dependent on the analytical abilities of the Sub-Adviser.

No active trading market currently exists for some of the Senior Loans in which the Fund may invest and, thus, those loans may be illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund’s books. The illiquidity of some Senior Loans may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund sell other investments or borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund’s net asset value and market price per share.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Sub-Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

Any lender, which could include the Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a Borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying the Senior Loan.

The Fund may purchase and retain in its portfolio Senior Loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

Second Lien Loans Risk. Second lien loans generally are subject to the same risks associated with investments in Senior Loans, as discussed above. Because second lien loans are lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the

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loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for unsecured second lien loans, which are not backed by a security interest in any specific collateral. Second lien loans are expected to have greater price volatility than Senior Loans and may be less liquid. Second lien loans of below investment grade quality also share the same risks of other below investment grade debt instruments.

Subordinated Loans and Other Subordinated Debt Instruments. Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor.

Other Risks Associated With Loans. Many senior loans, second lien loans and other loans in which the Fund invests may not be rated by a NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that a secondary market does exist for certain loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, the amount of public information available with respect to loans generally may be less extensive than that available for registered or exchange listed securities. As a result, the Fund is particularly dependent on the analytical abilities of the Sub-Adviser with respect to investments in such loans. The Sub-Adviser’s judgment about the credit quality of a borrower may be wrong. Economic and other events (whether real or perceived) can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Fund’s net asset value to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some senior loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s net asset value. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain loans and other securities or market conditions that reduce liquidity) can reduce the value of loans and other debt obligations, impairing the Fund’s net asset value.

Risk of Settlement Delays. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan transactions, and the loan market has not established enforceable settlement standards or remedies for failure to settle.

Loans Not Considered Securities. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of the federal securities laws.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities

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generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Below Investment Grade Risk. The Fund may purchase Senior Loans and other debt instruments that are rated below investment grade at the time of investment or that are unrated but judged by the portfolio managers to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt, which may be subject to higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. The secondary market for lower grade instruments, including some Senior Loans and most subordinated loans may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than for investment grade obligations. The prices quoted by different dealers for lower grade instruments may vary significantly and the spread between the bid and ask price for such instruments is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these instruments or may be able to sell the instruments only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated instruments, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Distressed and defaulted securities, including debtor-in-possession loans, or “DIPs,” generally present the same risks as investments in below investment grade debt instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. An issuer of distressed securities may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principal payments on distressed securities may be in default. Distressed securities present a risk of loss of principal value, including potentially a total loss of value. Distressed securities may be highly illiquid and the prices at which distressed securities may be sold may represent a substantial discount to what the Sub-Adviser believes to be the ultimate value of such obligations.

Non-U.S. Securities Risk. The Fund may invest up to 20% of its Managed Assets in Senior Loans and other debt instruments of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. Investments in securities of non-U.S. companies involve special risks not presented by investments in securities of U.S. companies, including the following: less publicly available information about non-U.S. companies or markets due to less rigorous disclosure or accounting standards or regulatory practices; restrictions on foreign investment; possible restrictions on repatriation of investment income and capital; reduced levels of government regulation of foreign securities markets; many non-U.S. markets may be smaller, less liquid and more volatile; potential adverse effects of fluctuations in controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets, including expropriation and nationalization; restrictions imposed by non-

U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest; and withholding and other non-U.S. taxes may decrease the Fund’s return. In addition, settlement, clearing, safe custody and registration procedures may be underdeveloped, which increases the chance of an error, fraud or default, which could cause loss to the Fund. Also, enforcing legal rights, such as security interests in collateral underlying loans, may be difficult, costly and slow in non-U.S. countries. Given this possibility, underlying

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collateral of non-U.S. Borrowers may be insufficient to fully discharge their obligations to the Fund. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. See “—Emerging Markets Risk” below. To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt. The Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the Fund, it is unlikely that

U.S. holders of New TFP Shares will be able to claim a credit or deduction for U.S. federal income tax purposes. See “Certain U.S. Federal Income Tax Considerations.” Furthermore, foreign market securities may incur brokerage or stock transfer taxes, which may have the effect of increasing the Fund’s cost of investment and which may reduce the realized gain or increase the loss on such securities at the time of sale.

Although the Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so. Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self- sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

Emerging Markets Risk. The Fund may invest its Managed Assets in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in Senior Loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Interest Rate Risk. Interest rate risk is the risk that fixed rate debt instruments will decline in value because of changes in market interest rates. When interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline. Conversely, when interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise. The Fund’s investments in such fixed rate instruments means that the net asset value of the Fund and market price of the Common Shares will tend to decline if market interest rates rise. Market interest rates in the U.S. and in certain other countries in which the Fund may invest are near historically low levels. Because interest rates on most adjustable rate instruments typically only reset periodically (e.g., monthly or quarterly), a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value.

Senior Loan Agent Risk. A financial institution’s employment as an Agent (as defined herein) under a Senior Loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A

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successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Loan Participation Risk. The Fund may purchase a participation interest in a Senior Loan and by doing so acquire some or all of the interest of a bank or other lending institution in a Senior Loan to a Borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the Borrower. In the event of insolvency or bankruptcy of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the Senior Loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the Senior Loan. Such third party participation arrangements are designed to give Senior Loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the Borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Senior Loan will be repaid in full.

Prepayment Risk. During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Prepayments cannot be predicted with accuracy. Loans in particular may be subject to early prepayment and thus the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. In addition, below investment grade securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

Short Exposure Risk. The Fund may enter into tactical short positions, either directly or through derivatives, to create negative investment exposure to or hedge existing investment exposure. Short selling involves selling securities that may be owned, and if not owned, borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The success of the Fund’s short selling to create negative investment exposure is dependent on the Sub-Adviser’s ability to correctly determine which investments are likely to decline in value, either in absolute terms or relative to corresponding long positions in the portfolio, which may be different than the Sub-Adviser’s ability to invest in long portfolio positions.

Structured Product Risk. The Fund may invest in structured products such as structured notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the

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special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the illiquidity of the Fund’s portfolio to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including income risk, credit and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Warrants and Equity Securities Risk. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in adjustable rate instruments or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund may possess material non-public information about an issuer as a result of its ownership of an adjustable rate instrument or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity. The duration of the Fund’s portfolio is not subject to any limits and therefore the portfolio may be very sensitive to interest rate changes.

Zero Coupon Bonds Risk. The market prices of zero coupon bonds of below investment grade quality will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash.

Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating rate securities.

When-Issued and Delayed Delivery Transactions Risk. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

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Illiquid Securities Risk. The Fund may invest in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The privately negotiated subordinated loans to middle-market companies in which the Fund may invest are likely to be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

London Interbank Offered Rate (“LIBOR”) Replacement Risk. LIBOR is an index rate that historically has been widely used in lending transactions and remains a common reference rate for setting the floating interest rate on private loans. The use of LIBOR is being phased out, which may adversely affect the Fund’s investments whose value is tied to LIBOR. While the Secured Overnight Financing Rate (“SOFR”) has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products and instruments will be impacted by this transition.

Income Risk. The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates drop, the Fund’s income available over time to make dividend payments with respect to the New TFP Shares could drop as well if the Fund purchases securities with lower interest coupons.

Basis Risk. As short-term rates change, interest income from floating rate loans may not increase in concert with increases in the costs of floating rate leverage or other borrowings, introducing basis or imperfect hedging risk.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that will result in a decrease in the portfolio’s current earnings rate.

Call Risk. If interest rates fall, it is possible that issuers of callable preferred securities and debt instruments with higher interest coupons will “call” (or prepay) their preferred securities or debt instruments before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security. For premium preferred securities and debt instruments (securities and instruments acquired at prices that exceed their par or principal value) purchased by the Fund, call risk may be increased.

Derivatives Risk. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. The risks associated with derivatives include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Investment Adviser and Sub-Adviser correctly forecast market values, interest rates and other applicable factors. If the Investment Adviser and Sub-Adviser incorrectly forecast these and other factors, the investment performance of the Fund

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will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund is subject to the credit risk that its counterparty (whether a clearing corporation in the case of exchange traded instruments or another third party in the case of over-the-counter instruments) may be unable to meet its obligations. In addition, there is a risk of loss by the Fund of margin deposits in the event of the bankruptcy of the dealer with whom the Fund has an open position in an option or futures or forward contract. Derivative instruments traded in foreign markets may offer less liquidity and greater credit risk than comparable instruments traded in domestic markets. The ability of the Fund to close out its positions also may be affected by exchange imposed daily trading limits on options and futures contracts. If the Fund is unable to close out a position, it will be unable to realize its profit or limit its losses until such time as the option becomes exercisable or expires or the futures or forward contract terminates, as the case may be. The inability to close out options, futures and forward positions could also have an adverse impact on the Fund’s ability to use derivative instruments as a hedging strategy.

The Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. The Fund may enter into total return swaps on an underlying index to create investment exposure. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Credit default and total return swap agreements may effectively add leverage to the Fund’s portfolio. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. In addition, the use of swaps requires an understanding by the Investment Adviser and Sub-Adviser not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid, increasing the Fund’s interest rate risk. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market, including the swaps market, could adversely affect the Fund’s ability to successfully use derivative instruments. See also, “—Counterparty Risk” and “—Hedging Risk.”

Currency Risk. The Fund may invest in securities of non-U.S. issuers that are non-U.S. dollar denominated. Investments by the Fund in non-U.S.-dollar denominated securities will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of securities denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Investment Adviser and Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Investment Adviser and Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. See “Derivatives and Hedging Strategies.”

Other Risks

Recent Market Conditions. In response to the financial crisis and recent market events, the United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Policy and legislative changes by the United States government and the Federal Reserve to

33

assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In some countries where economic conditions are recovering, such countries are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain investments. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasigovernmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy, including with respect to certain interest rates, may affect the value, volatility and liquidity of dividend and interest paying securities. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. The U.S. government has recently reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of investments. Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit” and which triggered a two-year period of negotiations on the terms of withdrawal. The formal notification to the European Council required under Article 50 of the Treaty on EU was made on March 29, 2017, following which the terms of exit were negotiated. On January 31, 2020, the UK formally withdrew from the EU and the two sides entered into a transition phase, where the UK effectively remained in the EU from an economic perspective, but no longer had any political representation in the EU parliament. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage, remain subject to negotiation and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

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The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

On March 10, 2023, Silicon Valley Bank (SVB) was closed by the California Department of Financial Protection and Innovation, which appointed the Federal Deposit Insurance Corporation (FDIC) as receiver. Similarly, on March 12, 2023, Signature Bank was placed into receivership. Although the government has taken steps to protect depositor money, including in excess of the FDIC deposit insurance limits, there is no guarantee that the U.S. Department of Treasury, FDIC and/or Federal Reserve Board will provide access to uninsured funds in the future in the event of the closure of other banks or financial institutions, or that they would do so in a timely fashion. In addition, inflation and rapid increases in interest rates have led to a decline in the trading value of previously issued government securities with interest rates below current market interest rates. These events may impact the operations of issuers of securities held by the Fund or the value of these investments, as well as counterparties and financial institutions with whom the Fund does business.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Legislation and Regulatory Risk. At any time after the date of this Information Memorandum, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

For example, the Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the Commodity Futures Trading Commission (“CFTC”) has released final rules under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear.

The Securities and Exchange Commission (“SEC”) proposed rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives use by the Fund. The proposed rules have not yet been adopted and therefore the full impact of such rules is uncertain at this time. It is possible that such rules, if adopted, could limit the implementation of the Fund’s use of derivatives, which could have an adverse effect on the Fund.

Additionally, the Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” under Rule 4.5 promulgated by the CFTC pursuant to its authority under the Commodity Exchange Act of 1936, as amended (the “CEA”) and, therefore, is not subject to registration or regulation as a “commodity pool operator.” As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain

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other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Fund does not continue to claim the exclusion, it would likely become subject to registration and regulation as a commodity pool operator. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC”. If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Anti-Takeover Provisions. The Fund’s Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Litigation Risk. From time to time, the Fund, the Investment Adviser and/or Sub-Adviser may be subject to pending or threatened litigation or regulatory action. Some of these claims may result in significant defense costs and potentially significant judgments. The ultimate outcome of any potential litigation or regulatory action or any claims that may arise in the future cannot be predicted and the reputation of the Fund, the Investment Adviser and/or Sub-Adviser could be damaged as a result. Certain litigation or regulatory scrutiny could materially adversely affect the Fund. The resolution of certain claims may result in significant fines, judgments, or settlements, which, if partially or completely uninsured, could adversely impact the Fund or the ability of the Investment Adviser and/or Sub-Adviser to perform their duties to the Fund.

Potential Conflicts of Interest Risk. The Investment Adviser and Sub-Adviser each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, the Investment Adviser and Sub-Adviser may provide investment management services to other funds and accounts that follow investment objectives similar to that of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, the Sub-Adviser may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds, other commingled funds, collateralized loan obligations, collateralized debt obligations, simplified employee pension accounts and other private funds. The Investment Adviser and Sub-Adviser have adopted policies and procedures designed to address such situations and other potential conflicts of interests.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment

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or the income from that investment will be worth less in the future. As inflation occurs, the real value of your investment and dividends on your investment declines. In addition, during any periods of rising inflation, preferred share dividend rates and interest rates on borrowings would likely increase, which, without a corresponding increase in the interest rates on investments in the Fund’s portfolio, would reduce returns to common shareholders.

Inflation Correlation Risk. Although the values of certain of the Fund’s loan investments are generally linked or correlated to the rate of inflation, there is no guarantee that such investments will provide any protection against the impact of inflation. In addition, while these investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. Further, when inflation and expectations of inflation are low or declining, the Fund’s positions in such investments are likely to underperform the overall stock markets.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Investment Adviser and Sub-Adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Repurchase Agreement Risk. With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

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Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price and date, thereby establishing an effective interest rate. The Fund’s use of reverse repurchase agreements, in economic essence, constitute a secured borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms.

Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Cybersecurity Risk. Technology, such as the internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Certain Affiliations of the Fund. Certain broker-dealers may be considered to be affiliated persons of the Fund, the Investment Adviser, Sub-Adviser, Nuveen and/or TIAA. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The Sub-Adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objective will be more dependent on the Sub-Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Risks in Loan Valuation. The Fund utilizes independent pricing services to value most senior loans and other debt securities at their market value. There is no assurance that the Fund will be able to sell a portfolio security at

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the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with investing in below investment grade debt instruments including, but not limited to: a limited number of market participants, a lack of publicly-available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the Fund. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives transactions may affect the value of those instruments. Because certain derivative transactions in which the Fund may engage may be traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise becomes unable to perform its obligations due to financial difficulties the Fund may sustain losses (including the full amount of its investment), may be unable to liquidate a derivatives position or may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. By entering into derivatives transactions, the Fund assumes the risk that its counterparties could experience such financial hardships. Although the Fund intends to enter into transactions only with counterparties that the Investment Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction. In the event of a counterparty’s bankruptcy or insolvency, any collateral posted by the Fund in connection with a derivatives transaction may be subject to the conflicting claims of that counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions. In a cleared derivative transaction, generally, a clearing organization becomes substituted for each counterparty to a cleared derivative contract and each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. In effect, the clearing organization guarantees a party’s performance under the contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared over-the- counter derivative transactions generally do not benefit from such protections. As a result, for uncleared over-the- counter derivative transactions, there is the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. This risk is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared

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swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Rating Agencies Risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. An ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according

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to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their net asset value.

THE FUND

Nuveen Floating Rate Income Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on January 15, 2004, pursuant to a Declaration of Trust (the “Declaration of Trust” or the “Declaration”), which is governed by the laws of The Commonwealth of Massachusetts. The Fund’s Common Shares are traded on the New York Stock Exchange under the symbol “JFR.” The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The following provides information about the Fund’s outstanding shares as of December 31, 2022:

Title of Class	Amount Authorized	Amount Held By the Fund Or For Its Account	Amount Outstanding
Common	unlimited	0	56,918,468
Preferred Shares	unlimited	0	100,000 (Series A TFP Shares)

The Fund, without the consent of shareholders of New TFP Shares, may from time to time amend or replace the Credit Facility, issue additional Preferred Shares of a new or existing series, including New TFP Shares, or incur indebtedness, in connection with new financings, refinancings or reorganizations. The issuance by the Fund of additional Preferred Shares or indebtedness may require the consent of certain Fund counterparties, including from the Banks under the Credit Facility and from the Liquidity Provider for the Series D TFP Shares and the Purchaser of the Series B TFP Shares and the Series C TFP Shares. The liquidity provider for the Series A TFP Shares of the Fund is a Bank under the Credit Facility. That liquidity provider, the Liquidity Provider or the Purchaser or other owners of TFP Shares may be a lender in any future credit facility.

Additional information about the Fund may be obtained from www.sec.gov or by visiting www.nuveen.com, as set forth in the section “Available Information.” Information on those websites is not part of this Information Memorandum, except to the extent specifically incorporated by reference.

DESCRIPTION OF NEW TFP SHARES

The following is a brief description of the terms of the New TFP Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed terms of the New TFP Shares in Appendix A-1, and Appendices A-2 and A-3, as applicable. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Statement or applicable Statement Supplement.

The Series B TFP Shares and the Series C TFP Shares (together, the “New VRM-TFP Shares”) are expected to be issued in the “Variable Rate Mode,” while the Series D TFP Shares are expected to be issued in the “Variable Rate Demand Mode.” The general section describes terms common to each series of New TFP Shares and is followed by a brief description of the terms of the Series B TFP Shares and Series C TFP Shares in the Variable Rate Mode and a brief description of the Series D TFP Shares in the Variable Rate Demand Mode.

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General

The Fund’s Declaration authorizes the issuance of an unlimited number of preferred shares, including the TFP Shares. At the date hereof, the Fund has outstanding 100,000 Series A TFP Shares. The Series A TFP Shares and the New TFP Shares and any other preferred shares of the Fund that may be outstanding are collectively referred to as the “Preferred Shares.”

The terms of the New TFP Shares of the applicable series will be substantially similar, as of the time of the closing of the Merger, to the terms of the TFP Shares of the applicable Target Fund outstanding immediately prior to the closing of the Merger.

As noted above, the Fund currently expects that the New TFP Shares issued in connection with the Senior Income Fund Merger will be designated “Series B TFP Shares,” the New TFP Shares issued in connection with the Floating Rate Income Opportunity Merger will be designated “Series C TFP Shares” and the New TFP Shares issued in connection with the Short Duration Credit Opportunities Merger will be designated “Series D TFP Shares.”

The New TFP Shares of each series will be senior in priority to the Fund’s Common Shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The New TFP Shares of each series will have equal priority with each other and any other Preferred Shares of the Fund, including the Fund’s outstanding TFP Shares, any other New TFP Shares to be issued by the Fund in the Mergers and any other Preferred Shares that the Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The rights of lenders under the Credit Facility and any other creditors to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of Preferred Shares, including the existing TFP Shares of the Fund and any New TFP Shares, and Common Shares with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

New TFP Shares, when issued, are fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable and have no preemptive, conversion or cumulative voting rights.

Voting Rights

The voting rights of each series of New TFP Shares will be the same as the voting rights of the TFP Shares of the applicable Target Fund.

Except as otherwise provided in the Fund’s declaration of trust, the applicable Statement, or as otherwise required by applicable law, (i) each holder of New TFP Shares is entitled to one vote for each New TFP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of New TFP Shares of each series, along with holders of other outstanding Preferred Shares of the Fund, vote with holders of Common Shares of the Fund as a single class; provided, however, that holders of Preferred Shares, including New TFP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding Common Shares and Preferred Shares, including New TFP Shares, voting as a single class, elect the balance of the trustees of the Fund.

Holders of New TFP Shares of each series, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the New TFP Shares of the applicable series or holders of outstanding New TFP Shares of such series. Holders of outstanding New TFP Shares of each series also are entitled to vote as a class with holders of other Preferred Shares, if any, of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the Preferred Shares or any other action requiring a vote of

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security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of Preferred Shares, including New TFP Shares, are entitled to elect additional trustees in the event dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Restrictions on Dividends and Other Distributions

Except as set forth in the next sentence, no dividends and other distributions will be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with each series of New TFP Shares for any period unless full cumulative dividends and other distributions have been or contemporaneously are declared and paid on the shares of each series of Preferred Shares through the most recent dividend payment date. When dividends and other distributions due are not paid in full upon the shares of each series of Preferred Shares through the most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with a series of New TFP Shares through their most recent respective dividend payment dates, all dividends declared and paid upon such New TFP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with such New TFP Shares will be declared and paid pro rata so that the amount of dividends declared and paid per share on such New TFP Shares and such other class or series of shares of beneficial interest will in all cases bear to each other the same ratio that accumulated dividends per share on such New TFP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per New TFP Share of the applicable series will be based on the dividend rate for such share for the Dividend Periods during which dividends were not paid in full).

The Board of Trustees will not declare or pay any dividend or distribution (except a dividend payable in Common Shares) upon the Common Shares, or purchase or redeem or otherwise acquire for consideration any Common Shares or pay any proceeds of the liquidation of the Fund in respect of any Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its Common Shares or common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

For so long as any New TFP Share is Outstanding, and except as otherwise described herein, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to New TFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the New TFP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the New TFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the New TFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the New Shares through the most recently ended dividend period therefor have been paid or have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Fund has redeemed the full number of New TFP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto.

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Description of Series B TFP Shares and Series C TFP Shares in the Variable Rate Mode

The terms of the New VRM-TFP Shares of the applicable series will be substantially similar, as of the time of the closing of the Merger, to the terms of the TFP Shares of the applicable Target Fund outstanding immediately prior to the closing of the Merger. Please refer to the form of Statement attached hereto as Appendix A-1 and the form of Statement Supplement attached hereto as Appendix A-2 for more information on the expected terms and conditions of the New VRM-TFP Shares.

Series B TFP Shares

The TFP Shares of Senior Income are (and the new Series B TFP Shares will be) in the “Variable Rate Mode.” The Variable Rate Mode for the TFP Shares of Senior Income currently ends on October 2, 2023, subject to early transition to a new mode, or scheduled extension or transition to a new Mode. A new mode may provide for the modification of the economic terms of the TFP Shares. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Holders of the Series B TFP Shares will be entitled to receive cash dividends when, as and if declared by the Fund’s Board. The amount of dividends per Series B TFP Share will equal the sum of dividends accumulated for each day but not yet paid during the relevant monthly dividend period.

The amount of dividends will be calculated monthly based on an Index Rate equal to One-Month Term SOFR or another index plus an Applicable Spread. The Applicable Spread will be subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Series B TFP Shares. The dividend rate shall in no circumstances exceed 15% per year.

The Series B TFP Shares will be subject to optional and mandatory redemption by the Fund in certain circumstances.

The Fund will be obligated to redeem the Series B TFP Shares on the term redemption date unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($1,000) plus any accumulated but unpaid dividends (whether or not earned or declared). The outstanding TFP Shares of Senior Income have a term redemption date of November 1, 2030. The new Series B TFP Shares will have the same term redemption date as the corresponding TFP Shares of Senior Income.

During the Variable Rate Mode for the Series B TFP Shares, in the event the Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. Also, during the Variable Rate Mode for the Series B TFP Shares, the Fund will be obligated to redeem all of the outstanding Series B TFP Shares in the event a mode transition is initiated and a failed transition occurs, if such failure is not cured within the applicable cure period.

Series B TFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Fund at a redemption price per share equal to the Liquidation Preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

VRM Purchase Agreement. The Fund will enter into a VRM Purchase Agreement with the initial Purchaser of the Series B TFP Shares. The terms of the VRM Purchase Agreement will be substantially the same as the corresponding agreement with the applicable Target Fund, with such changes as may be agreed by the Fund and the Purchaser. Under the VRM Purchase Agreement, the Purchaser will be entitled to receive various

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information, including about portfolio holdings of the Fund and compliance with financial ratios. A permitted transferee of Series B TFP Shares will have the right to receive such information upon satisfying certain conditions. In addition, the Purchaser and the majority owners of the Series B TFP Shares may have certain consent rights in addition to the voting and consent rights set forth in the Statement and Statement Supplement.

Series C TFP Shares

The TFP Shares of Floating Rate Income Opportunity are (and the new Series C TFP Shares will be) in the “Variable Rate Mode.” The Variable Rate Mode for the TFP Shares of Floating Rate Income Opportunity currently ends on November 2, 2023, subject to early transition to a new Mode, or scheduled extension or transition to a new mode. A new mode may provide for the modification of the economic terms of the TFP Shares. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Holders of the Series C TFP Shares will be entitled to receive cash dividends when, as and if declared by the Fund’s Board. The amount of dividends per Series C TFP Share will equal the sum of dividends accumulated for each day but not yet paid during the relevant monthly dividend period.

The amount of dividends will be calculated monthly based on an Index Rate equal to One-Month Term SOFR or another index plus an Applicable Spread. The Applicable Spread will be subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Series C TFP Shares. The dividend rate shall in no circumstances exceed 15% per year.

The Series C TFP Shares will be subject to optional and mandatory redemption by the Fund in certain circumstances.

The Fund will be obligated to redeem the Series C TFP Shares on the term redemption date unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($1,000) plus any accumulated but unpaid dividends (whether or not earned or declared).The outstanding TFP Shares of Floating Rate Income Opportunity have a term redemption date of December 1, 2030. The new Series C TFP Shares will have the same term redemption date as the corresponding TFP Shares of Floating Rate Income Opportunity.

During the Variable Rate Mode for the Series C TFP Shares, in the event the Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. Also, during the Variable Rate Mode for the Series C TFP Shares, the Fund will be obligated to redeem all of the outstanding Series C TFP Shares, in the event a mode transition is initiated and a failed transition occurs, if such failure is not cured within the applicable cure period.

Series C TFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Fund at a redemption price per share equal to the Liquidation Preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

VRM Purchase Agreement. The Fund will enter into a VRM Purchase Agreement with the initial Purchaser of the Series C TFP Shares. The terms of the VRM Purchase Agreement will be substantially the same as the corresponding agreement with the applicable Target Fund, with such changes as may be agreed by the Fund and the Purchaser. Under the VRM Purchase Agreement, the Purchaser will be entitled to receive various information, including about portfolio holdings of the Fund and compliance with financial ratios. A permitted

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transferee of Series C TFP Shares will have the right to receive such information upon satisfying certain conditions. In addition, the Purchaser and the majority owners of the Series C TFP Shares may have certain consent rights in addition to the voting and consent rights set forth in the Statement and Statement Supplement.

Description of Series D TFP Shares in the Variable Rate Demand Mode

The terms of the Series D TFP Shares will be substantially similar, as of the time of the closing of the Merger, to the terms of the TFP Shares of Short Duration Credit Opportunities outstanding immediately prior to the closing of the Merger. Please refer to the form of Statement attached hereto as Appendix A-1 and the form of Statement Supplement attached hereto as Appendix A-3, as well as the form of VRDM Purchase Agreement attached hereto as Appendix B, for more information on the expected terms and conditions of the Series D TFP Shares.

The TFP Shares of Short Duration Credit Opportunities are (and the new Series D TFP Shares will be) in a “Variable Rate Demand Mode.” The Variable Rate Demand Mode for the TFP Shares of Short Duration Credit Opportunities currently ends on November 1, 2029, subject to early transition to a new Mode. A new mode may provide for the modification of the economic terms. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Holders of the Series D TFP Shares will be entitled to receive cash dividends when, as and if declared by the Fund’s Board. The amount of dividends per Series D TFP Share will equal the sum of dividends accumulated for each day but not yet paid during the relevant monthly dividend period.

The Series D TFP Shares will pay an adjustable dividend rate set weekly by the Remarketing Agent. Holders of the Series D TFP Shares will have the right to give notice on any business day to tender the securities for Remarketing in seven days. The Series D TFP Shares also will be subject to a mandatory tender for Remarketing upon the occurrence of certain events, such as a Mode change or the non-payment of dividends by the Fund. Should a Remarketing be unsuccessful, the dividend rate will reset to a Maximum Rate as defined in the governing documents of the Series D TFP Shares. The dividend rate shall in no circumstances exceed 15% per year.

The Series D TFP Shares have the benefit of an unconditional demand feature pursuant to a VRDM Purchase Agreement provided by the Liquidity Provider to ensure full and timely repayment of the Liquidation Preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The VRDM Purchase Agreement for the Series D TFP Shares will require the Liquidity Provider to purchase from holders all outstanding Series D TFP Shares tendered for sale that were not successfully remarketed. The Liquidity Provider also must purchase all outstanding Series D TFP Shares prior to termination of the VRDM Purchase Agreement for such series, including by reason of the failure of the Liquidity Provider to maintain the requisite level of short-term ratings, if the Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the Liquidity Provider for the Series D TFP Shares to purchase the outstanding Series D TFP Shares pursuant to the VRDM Purchase Agreement for such series will run to the benefit of the holders of the Series D TFP Shares and is unconditional and irrevocable, and as such the short-term ratings assigned to the Series D TFP Shares will be directly linked to the short-term creditworthiness of the Liquidity Provider. The Liquidity Provider for the Series D TFP Shares will enter into a VRDM Purchase Agreement with respect to the Series D TFP Shares, subject to periodic extension by agreement with the Fund.

The Series D TFP Shares will be subject to optional and mandatory redemption by the Fund in certain circumstances.

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The Fund will be obligated to redeem the Series D TFP Shares on the term redemption date unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($1,000) plus any accumulated but unpaid dividends (whether or not earned or declared). The outstanding TFP Shares of Short Duration Credit Opportunities have a term redemption date of November 1, 2029. The new Series D TFP Shares will have the same term redemption date as the corresponding TFP Shares of Short Duration Credit Opportunities.

The Fund will have an obligation to redeem, at a redemption price equal to $1,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, Series D TFP Shares purchased by the Liquidity Provider pursuant to its obligations under the VRDM Purchase Agreement if the Liquidity Provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of Preferred Shares as is necessary to achieve compliance, if the Fund fails to maintain the minimum asset coverage required under the 1940 Act and the Fund’s VRDM Fee Agreement with the Liquidity Provider for the Series D TFP Shares, and such failure is not cured by the applicable cure date.

Series D TFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Fund at a redemption price per share equal to the Liquidation Preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Remarketing

The terms of the Remarketing for the Series D TFP Shares will be the same as for the TFP Shares of Short Duration Credit Opportunities. Holders of the Series D TFP Shares will have the option to tender Series D TFP Shares for Remarketing at the Purchase Price on any business day not less than seven days after delivery of a Notice of Tender to the Tender and Paying Agent. In addition, the Series D TFP Shares will be subject to mandatory tender for Remarketing by the Remarketing Agent at the Purchase Price in the circumstances set forth in the Statement Supplement. The Remarketing Agent will use its best efforts in each case to remarket any Series D TFP Shares so tendered. If no Remarketing occurs on or before the relevant Purchase Date, or Series D TFP Shares remain unsold pursuant to an attempted Remarketing, the Tender and Paying Agent will deliver all such unsold Series D TFP Shares that have been delivered to the Tender and Paying Agent to the Liquidity Provider for purchase on such Purchase Date. In addition, the Series D TFP Shares will be subject to mandatory purchase by the Liquidity Provider at the Purchase Price for such Series D TFP Shares in the event of termination of VRDM Purchase Agreement if the Fund has not obtained an alternate VRDM Purchase Agreement prior to such termination. The “Purchase Price” with respect to the Series D TFP Shares is equal to the Liquidation Preference of Series D TFP Shares to be purchased on a Purchase Date plus any accumulated but unpaid dividends (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date. The date designated for the (i) purchase of Series D TFP Shares pursuant to an optional or mandatory tender for remarketing or (ii) mandatory purchase by the Liquidity Provider is referred to herein as a “Purchase Date.”

Unconditional Demand Feature and VRDM Purchase Agreement

The following includes a brief description of the terms of the VRDM Purchase Agreement. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the form of the VRDM Purchase Agreement attached hereto as Appendix B.

The Series D TFP Shares will have the benefit of an unconditional demand feature, under a VRDM Purchase Agreement that contains a purchase obligation substantially identical to the unconditional demand feature in effect for the TFP Shares of Short Duration Credit Opportunities immediately prior to the closing of

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the Mergers, to be provided by the bank then acting as Liquidity Provider, pursuant to the VRDM Purchase Agreement. The purchase obligation of the Liquidity Provider is transferable only in connection with a transfer of Series D TFP Shares; it is not separately transferable.

Pursuant to the VRDM Purchase Agreement, the Liquidity Provider will purchase at the Purchase Price any outstanding Series D TFP Shares that are properly tendered in accordance with the Statement Supplement and the VRDM Purchase Agreement, including any such Series D TFP Shares that are the subject of a failed remarketing on the Purchase Date for an Optional Tender or a Mandatory Tender for remarketing, and all outstanding Series D TFP Shares on the Purchase Date for a Mandatory Purchase Event. The obligation of the Liquidity Provider to purchase Series D TFP Shares pursuant to the VRDM Purchase Agreement will run to the benefit of holders or beneficial owners of Series D TFP Shares and will be unconditional and irrevocable in accordance with the provisions of such VRDM Purchase Agreement, without regard to, without limitation, any failure of the representations, warranties, agreements or performance of the Tender and Paying Agent set forth in such VRDM Purchase Agreement or of the Fund set forth in the VRDM Fee Agreement (as defined below) or the termination of the obligations of the Remarketing Agent under the Remarketing Agreement.

As long as the Series D TFP Shares are outstanding in the Variable Rate Demand Mode, the Statement Supplement requires that the Fund maintain a VRDM Purchase Agreement for the Series D TFP Shares providing for a purchase obligation with a Liquidity Provider with short-term debt ratings in one of the two highest ratings categories from the requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series D TFP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Fund’s Board.

The bank acting as Liquidity Provider may be replaced in accordance with the applicable Statement Supplement and the related agreements. The purchase agreement with the replacement Liquidity Provider must contain a purchase obligation substantially identical to the purchase obligation of the current Liquidity Provider, as required under the Statement Supplement. Whether or not the Liquidity Provider is changed, the VRDM Purchase Agreement for the Series D TFP Shares will contain a purchase obligation substantially identical to the purchase obligation with respect to the TFP Shares of Short Duration Credit Opportunities and will be substantially in the form attached as Appendix B hereto.

VRDM Fee Agreement

Pursuant to a Variable Rate Demand Mode (VRDM) Fee Agreement with the Liquidity Provider with respect to the Series D TFP Shares (the “VRDM Fee Agreement”), the Fund will pay to the Liquidity Provider a monthly fee in consideration of the Liquidity Provider’s agreement to provide the purchase obligation for the Series D TFP Shares under the VRDM Purchase Agreement. The VRDM Fee Agreement is expected to have substantially the same terms and conditions as the corresponding existing agreement with Short Duration Credit Opportunities, including certain representations, warranties and covenants as to the Series D TFP Shares, including the covenant that the Fund will not agree or consent to any amendment, supplement, modification or repeal of the Series D TFP Shares, the VRDM Fee Agreement, the Declaration of Trust, the Statement, or the Statement Supplement, the Fund’s By-Laws, the Remarketing Agreement or the applicable Tender and Paying Agent Agreement or any provision therein, nor waive any provision thereof without the prior written consent of the Liquidity Provider, and the Liquidity Provider, without the prior written consent of the Fund, will not agree or consent to any amendment, supplement, modification or repeal of the VRDM Purchase Agreement, nor waive any provision thereof.

In addition, the VRDM Fee Agreement is expected to include a covenant substantially as follows, as in the corresponding existing agreement with Short Duration Credit Opportunities:

Unless the Fund receives the prior written consent of the Liquidity Provider, the Fund’s Effective Leverage Ratio will not exceed 45% (or 46% solely by reason of fluctuations in the market value of its portfolio securities)

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as of the close of business on any Business Day, and to the extent the Effective Leverage Ratio exceeds 45% (or 46%, as applicable) as of the close of business on any Business Day, the Fund shall cause its Effective Leverage Ratio to be 45% or lower within within the Effective Leverage Ratio Cure Period specified in the VRDM Fee Agreement.

“Effective Leverage Ratio” means the quotient of:

(A) the sum of (i) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, excluding, without duplication, any such senior securities constituting TFP Shares for which the Fund has issued a notice of redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption (or, in the case of any other Preferred Shares, the Fund has taken the equivalent action under the statement applicable to such Preferred Shares); (ii) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (iii) the aggregate principal amount outstanding under reverse repurchase agreements entered into by the Fund;

divided by

(B) the sum of (i) the Market Value of the Fund’s total assets (including amounts attributable to senior securities, but excluding, without duplication of any amounts otherwise subtracted as accrued liabilities, any assets consisting of Deposit Securities (or any assets delivered in connection with the equivalent action taken in respect of Preferred Shares other than the TFP Shares) referred to in clause (i) of paragraph (A) above), less the amount of the Fund’s accrued liabilities (which accrued liabilities shall include obligations of the Fund under each Derivative Contract in an amount equal to the Derivative Termination Value thereof payable by the Fund to the related counterparty), other than liabilities for the aggregate principal amount of senior securities representing indebtedness, and (ii) the aggregate principal amount outstanding under reverse repurchase agreements entered into by the Fund.

The definition of Effective Leverage Ratio for the Series D TFP Shares may contain such modifications or amendments as the Fund and the Liquidity Provider may agree, and may differ from the effective leverage ratio requirements to which the Fund has agreed or may agree in connection with other series of Preferred Shares.

Liquidity Provider

Additional information regarding current short-term and long-term debt ratings assigned by Fitch Ratings Limited, Moody’s Investors Service Ltd. and S&P Global Ratings UK Limited to the Liquidity Provider is available from the respective rating agencies. No assurances can be given that the current ratings of the Liquidity Provider’s instruments will be maintained. As described above under “Unconditional Demand Feature and VRDM Purchase Agreement,” the bank acting as Liquidity Provider may be replaced in accordance with the terms of the Statement Supplement and related agreements.

Additional information regarding the Liquidity Provider is available in public reports filed by the Liquidity Provider with the SEC and/or applicable bank regulatory authority.

BOOK-ENTRY PROCEDURES AND SETTLEMENT

None of the Fund, the Investment Adviser, the Liquidity Provider, the Remarketing Agent or the Tender and Paying Agent, as applicable, takes any responsibility for the accuracy of the information in this section concerning DTC and DTC’s book-entry system, makes any representation as to the completeness of such information or makes any representation as to the absence of material changes in such information subsequent to the date hereof.

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The New TFP Shares will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Each global security will be deposited with, or on behalf of, DTC, a securities depository, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of New TFP Shares.

Purchasers of New TFP Shares may only hold interests in the global securities directly through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts showing the security holdings of its Agent Members, and these Agent Members will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each Beneficial Owner of a book-entry security will hold that security indirectly through various intermediaries.

The interest of each Beneficial Owner in a book-entry security will be evidenced solely by entries on the books of the Beneficial Owner’s securities intermediary or Agent Member. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the terms of the securities and their governing documents. That means that the Fund and the Tender and Paying Agent or any other agent of the Fund will be entitled to treat the registered holder, DTC or its nominee, as the holder of the securities for all purposes. In most cases, the Beneficial Owner will also not be able to obtain a paper certificate evidencing its ownership of New TFP Shares. The laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to own, transfer or pledge beneficial interests in book-entry securities.

A Beneficial Owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

•	DTC is unwilling or unable to continue as depositary for such global security and the Fund does not appoint a qualified replacement for DTC within 90 days; or

•	the Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

Unless indicated otherwise, any global security that is so exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the New TFP Shares. DTC may base its written instruction upon directions that it receives from Agent Members.

In this Information Memorandum, in the case of book-entry securities, references to actions taken by Beneficial Owners will mean actions taken by DTC upon instructions from its Agent Members, and references to payments and notices relating to redemptions or the tendering of New TFP Shares will mean payments and notices related to the redemption or tender of New TFP Shares to DTC as the registered holder of the securities for distribution to Agent Members in accordance with DTC’s procedures. If fewer than all the New TFP Shares of a series are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Agent Member in the New TFP Shares of such series to be redeemed.

Each sale of a book-entry security will settle in immediately available funds through DTC unless otherwise stated. Neither the Fund nor the Tender and Paying Agent, or any agent of either, will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in any book-entry securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

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Neither DTC nor DTC’s nominee will consent or vote with respect to the New TFP Shares unless authorized by a participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy (the “Omnibus Proxy”) to the Fund as soon as possible after the record date. The Omnibus Proxy assigns DTC’s nominee consenting or voting rights to the Agent Members to whose accounts the TFP Shares are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Dividend payments on the New TFP Shares and payments upon redemption of New TFP Shares will be made to DTC’s nominee or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Fund or the Tender and Paying Agent on the payment date in accordance with their respective holdings shown on DTC records. Payments by Agent Members to Beneficial Owners will be governed by standing instructions and customary practices. Payment of dividends or redemption proceeds to DTC’s nominee is the responsibility of the Fund or the Tender and Paying Agent, disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Agent Members or securities intermediaries who hold through an Agent Member.

THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM HAS BEEN OBTAINED FROM SOURCES THAT THE FUND BELIEVES TO BE RELIABLE. THE FUND, THE INVESTMENT ADVISER, THE LIQUIDITY PROVIDER, THE REMARKETING AGENT OR THE TENDER AND PAYING AGENT, AS APPLICABLE, TAKE NO RESPONSIBILITY FOR THE ACCURACY OF THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM. NO REPRESENTATION IS MADE BY THE FUND, THE INVESTMENT ADVISER, THE LIQUIDITY PROVIDER, THE REMARKETING AGENT OR THE TENDER AND PAYING AGENT, AS APPLICABLE, AS TO THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION OR AS TO THE ABSENCE OF MATERIAL ADVERSE CHANGES IN SUCH INFORMATION SUBSEQUENT TO THE DATE HEREOF. NO ATTEMPT HAS BEEN MADE BY THE FUND, THE INVESTMENT ADVISER, THE LIQUIDITY PROVIDER, THE REMARKETING AGENT OR THE TENDER AND PAYING AGENT, AS APPLICABLE, TO DETERMINE WHETHER DTC IS OR WILL BE FINANCIALLY OR OTHERWISE CAPABLE OF FULFILLING ITS OBLIGATIONS. THE FUND AND THE LIQUIDITY PROVIDER, AS APPLICABLE, WILL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC AGENT MEMBER, SECURITIES INTERMEDIARIES, OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO DIVIDEND PAYMENTS TO OR THE PROVIDING OF NOTICE FOR THE DTC AGENT MEMBERS, THE SECURITIES INTERMEDIARIES OR THE BENEFICIAL OWNERS.

IT IS THE DUTY OF EACH BENEFICIAL OWNER TO ARRANGE WITH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARIES TO RECEIVE FROM SUCH DTC AGENT MEMBER OR SECURITIES INTERMEDIARY DIVIDEND PAYMENTS AND ALL OTHER COMMUNICATIONS WHICH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARY RECEIVES FROM DTC.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

Any discussion of U.S. federal tax considerations in this Information Memorandum was written in connection with the promotion and marketing by the Fund of the New TFP Shares. Such discussion was not intended or written to be legal or tax advice to any person and was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding any tax penalties. Each investor should seek advice based on its particular circumstances from an independent tax advisor on the federal and any state, local and foreign tax consequences of investing in the New TFP Shares.

Because the discussion below is general in nature and does not address all of the tax consequences of holding the New TFP Shares and because the tax laws governing the New TFP Shares are complex, you should consult your tax advisor about the tax consequences of investing in the New TFP Shares under your particular circumstances before making an investment.

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The discussion below is the opinion of special tax counsel to the Fund (“Tax Counsel”) on the anticipated U.S. federal income tax consequences to United States persons (as defined by section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)) of acquiring, holding and disposing of the New TFP Shares.

Tax Counsel’s opinion is based on the current provisions and interpretations of the Code and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of the New TFP Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, it is Tax Counsel’s opinion that for U.S. federal income tax purposes (1) the Fund will qualify as a regulated investment company under the Code and (2) the New TFP Shares will qualify as stock in the Fund.

Investors should be aware that Tax Counsel’s opinion is not binding on the Internal Revenue Service or any court. See the discussions below under the captions “Treatment of New TFP Shares as Stock” and, with respect to Series D TFP Shares, “Demand Feature as Part of Stock.” In addition, the Fund’s qualification and taxation as a regulated investment company depends upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

Qualification and Taxation of the Fund. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will have to pay any federal income tax to the extent its earnings are so distributed. To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other requirements: (a) distribute to its shareholders at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund (i) at least 50% of the market value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses or one or more qualified publicly traded partnerships. In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the utilization of certain of the investment techniques described under “The Fund’s Investments.” If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company and not cure such failure, the Fund would incur a regular federal corporate income tax on its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98.2% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year’s required distribution, is liable for a 4% excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

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Treatment of New TFP Shares as Stock. The Investment Adviser believes and, as discussed above, it is Tax Counsel’s opinion that, the New TFP Shares will qualify as stock in the Fund for federal income tax purposes. By acquiring New TFP Shares, an investor agrees to treat the TFP Shares as stock for federal income tax purposes.

Distributions on New TFP Shares. A New TFP shareholder will be required to report the dividends declared by the Fund for each day on which such New TFP shareholder is the shareholder of record. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends received deduction available to corporate shareholders.

Tax Character of Distributions.

The tax character of the Fund’s distributions in the hands of the Fund’s shareholders will be determined primarily by the tax character of the Fund’s underlying income. It is expected that the distributions to the Funds shareholders will consist primarily of ordinary income and net capital gain. The Internal Revenue Service requires a regulated investment company that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to allocate, to the fullest extent practicable, net capital gain and ordinary income, if any, between its Common Shares and Preferred Shares, including New TFP Shares, in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund.

Distributions to shareholders by the Fund of net income received from taxable temporary investments and net short-term capital gains realized by the Fund will be taxable to its shareholders as ordinary income. In addition, gains of the Fund that are attributable to market discount on securities will be treated as ordinary income. Distributions by the Fund of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain regardless of the length of time the shareholder has owned Common Shares or New TFP Shares or other Preferred Shares of the Fund.

Foreign Taxes. The Fund may invest in securities of entities that do business in foreign countries. The Fund’s income from and gains on such securities may be subject to non-U.S. withholding or other taxes in such foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to any such taxes paid by the Fund.

Sales, Exchanges and Other Dispositions of New TFP Shares. On the sale or other disposition of New TFP Shares (other than redemptions, the rules for which are described below under the caption “Redemptions of New TFP Shares”), the amount paid for the seller’s right to any dividends that are accumulated but unpaid at the time of such sale or other disposition will be treated as dividends and subject to the rules described above under the caption “Tax Character of Distributions.” The balance of the amount paid, will generally be treated as (1) capital gain to the extent it exceeds the seller’s basis in the New TFP Shares, and (2) capital loss to the extent it is less than the seller’s basis in the New TFP Shares. In the case of corporate taxpayers, both long-term and short-term capital gains are taxed at the same rate that applies to ordinary income. In the case of non-corporate taxpayers, current law taxes short-term capital gains and ordinary income at a maximum rate of 37% and long-term capital gains at a maximum rate of 20%. In addition, in the case of a taxpayer that is an individual, estate or trust, and for taxable years starting after December 31, 2017 and before January 1, 2026, the Code disallows “miscellaneous itemized deductions” within the meaning of Code Section 67 and suspends the general limitation imposed on itemized deductions by Code Section 68, and in the case of individuals, repeals the personal exemption, which may make the effective rate of tax higher.

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Losses realized by a shareholder on the sale or exchange of New TFP Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares. For purposes of determining whether New TFP Shares have been held for six months or less, in the case of Series D TFP Shares, the holding period will be suspended by reason of the VRDM Purchase Agreement, as applicable, thus causing the rule described in the preceding sentence to apply.

Any loss realized on a sale or exchange of New TFP Shares will be disallowed to the extent those shares are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Tax on Net Investment Income. A 3.8% tax is imposed on the net investment income of individuals, estates and trusts with incomes above certain threshold amounts. The types of investment income used to calculate “net investment income,” include taxable distributions made by the Fund with respect to New TFP Shares and gains (if any) from the sale or other disposition of New TFP Shares.

Redemptions of New TFP Shares. The Fund may, at its option, redeem New TFP Shares of each series in whole or in part, may be required to redeem all Series B TFP Shares or Series C TFP Shares following the occurrence of a Failed Transition Event for the applicable series, may be required to redeem New TFP Shares of a series from holders of New TFP Share of such series pro rata, or by lot or other fair method to the extent required to maintain asset coverage requirements under the applicable Statement Supplement or, in the case of Series B TFP Shares and Series C TFP Shares, effective leverage ratio requirements under the applicable Statement Supplement, as applicable, and, in the case of Series D TFP Shares is required to redeem New TFP Shares from the Liquidity Provider to the extent required by the applicable Statement Supplement and the VRDM Fee Agreement following a continuing Failed Remarketing Condition. Gain or loss, if any, resulting from a redemption of the New TFP Shares will be taxed as gain or loss from the sale or exchange of the New TFP Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a shareholder’s ownership of the Common Shares will be taken into account.

Consequences of Insufficient Distributions. If at any time when the Fund’s New TFP Shares or other Preferred Shares are outstanding the Fund fails to meet asset coverage (as determined pursuant to the 1940 Act) of at least 200%, the Fund will be required to suspend distributions to holders of its Common Shares until such asset coverage is restored. See “Description of New TFP Shares—General—Restrictions on Dividends and Other Distributions.” This may prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt income (as that term is defined in the Code) determined without regard to the deduction for dividends paid, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur an income tax liability or the non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet as applicable, asset coverage requirements or, in the case of Series B TFP Shares or Series C TFP Shares, effective leverage ratio requirements, as applicable, the Fund may be required to redeem New TFP Shares in order to maintain or restore compliance with the applicable requirements and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

Demand Feature as Part of Stock. With respect to Series D TFP Shares, the Statement Supplement generally requires that the Fund maintain the VRDM Purchase Agreement, which contains a demand feature pursuant to a Funding and Purchase Obligation. Under the Statement Supplement, each holder and beneficial owner of New TFP Shares is deemed to have agreed, for U.S. federal income tax purposes, to treat the Funding and Purchase Obligation as part of the New TFP Shares rather than as a separate property right. The treatment of

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the demand feature under the VRDM Purchase Agreement as part of the New TFP Shares is not binding on the Internal Revenue Service or any court. If a New TFP Share and the demand feature under the VRDM Purchase Agreement are treated as separate property rights (for example, as a share of stock and an option), then the tax consequences to investors, including the timing and character of income, gain and loss, will be different from those described in this Information Memorandum. You should consult your tax advisor about the tax consequences to you if New TFP Shares and the demand feature under the VRDM Purchase Agreement are treated as separate property rights.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) federal income tax from amounts payable to any shareholder who (1) has failed to provide the Fund a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding. The backup withholding rate is currently 24%.

The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its New TFP shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the federal alternative minimum tax. Shareholders are advised to consult their own tax advisors for more detailed information concerning the regular federal income tax and federal alternative minimum income tax consequences of purchasing, holding and disposing of New TFP Shares.

THE FUND’S INVESTMENTS

Investment Objective and Policies

The Fund’s investment objective is to achieve a high level of current income. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its Assets in secured senior loans and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality. With respect to the Fund’s senior loans included in the 80% policy, such instruments will at times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.

Note that each Fund’s investment objective may not be changed without approval of the holders of a majority of the outstanding Common Shares and Preferred Shares voting together as a single class, and the approval of the holders of a majority of the outstanding Preferred Shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person (including participation by means of remote or “virtual” communication) or represented by proxy, or (2) more than 50% of the shares, whichever is less. Also note that the Fund’s policy to invest at least 80% of its Assets in secured senior loans and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality, may not be changed without 60 days’ prior written notice. See “Voting Rights” in the Statement for additional information with respect to the voting rights of Holders.

The Fund defines “Assets” as the net assets of the Fund plus the amount of any borrowings for investment purposes. The Fund defines “Managed Assets” as the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

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In addition to the Fund’s investment policies discussed above, the following non-fundamental investment policies also apply to the Fund, under normal circumstances:

•	The Fund invests at least 65% of its Managed Assets in senior loans that are secured by specific collateral.

•

The Fund may invest its Managed Assets without limit in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (BBB- or Baa3 or better) by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, no more than 30% of the Fund’s Managed Assets may be invested in senior loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch or that are unrated but judged to be of comparable quality.

•

The Fund may invest up to 20% of its Managed Assets in (i) other debt securities such as investment and non-investment grade debt securities, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of senior loans, which may be treated as an investment in senior loans for purposes of the 80% requirement set forth above), (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations), and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities). No more than 5% of the Fund’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities. The debt securities in which the Fund may invest may have short-term, intermediate-term or long-term maturities. The Fund also may receive warrants and equity securities issued by a borrower or its affiliates in connection with the Fund’s other investments in such entities.

•	The Fund maintains an average duration of one year or less for its portfolio investments in senior loans and other debt instruments.

•	The Fund will not invest in inverse floating rate securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers (which includes borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in senior loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries.

•

The Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for the purposes of this policy) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries. The Fund may invest more than 20% of its Managed Assets in sectors which (for the purposes of this policy) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation.

•

The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the senior loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index.

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Overall Fund Management

The Investment Adviser oversees the Sub-Adviser’s in its management of the Fund’s portfolio. This oversight includes ongoing evaluation of the Sub-Adviser’s investment performance, portfolio allocations, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors.

The Investment Adviser also oversees the Fund’s use of leverage, and efforts to minimize the costs and mitigate the risks to common shareholders associated with using leverage. See “Use of Leverage” and “— Derivatives and Hedging Strategies.” This may involve making adjustments to investment policies in an attempt to minimize costs and mitigate risks.

Portfolio Composition and Other Information

The Fund’s portfolio is composed principally of the following investments.

Senior Loans. The Fund may invest in (i) Senior Loans made by banks or other financial institutions to Borrowers, (ii) assignments of such interests in Senior Loans, or (iii) participation interests in Senior Loans. Senior Loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common shares issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of Senior Loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A Senior Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a Senior Loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior Loans in which the Fund invests generally pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, plus a premium. Senior Loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR, (of any tenor, but typically between one month and six months, and currency), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The frequency of how often a Senior Loan resets its interest rate will impact how closely such Senior Loans track current market interest rates. The Senior Loans held by the Fund will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The Fund may utilize derivative instruments to shorten the effective interest rate redetermination period of Senior Loans in its portfolio. Senior Loans typically have a stated term of between one and eight years. In the experience of the Sub-Adviser, the average life of Senior Loans in recent years has been approximately two years because of prepayments.

The Fund primarily purchases Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender.

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Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may purchase participation interests in the original syndicate making Senior Loans. Loan participation interests typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a Senior Loan, becoming a part Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any NRSRO.

Although Senior Loans have the most senior position in a Borrower’s capital structure and are often secured by specific collateral, they are typically below investment grade quality and may have below investment grade ratings; these ratings are associated with securities having speculative characteristics. Senior loans rated below investment grade may therefore be regarded as “junk,” despite their senior capital structure position or specific collateral pledged to secure such loans. The Fund may purchase and retain in its portfolio Senior Loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. See “—Warrants and Equity Securities.” Given the Fund’s policy to invest up to 30% of its Managed Assets in Senior Loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch (see “—Investment Objective and Policies”), the Fund may invest no more than 30% of its Managed Assets in Borrowers that, at the time of investment, have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Investment rating limitations are considered to apply only at the time of investment and the Fund is under no obligation to sell securities as a result of changes in market values or ratings. You should expect the Fund’s net asset value to fluctuate as a result of changes in the credit quality of Borrowers and other factors. A serious deterioration in the credit quality of one or more Borrowers could cause a permanent decrease in the Fund’s net asset value. See “Risk Factors—Portfolio Level Risks—Loan Participation Risk.”

Other Investments

The Fund may invest in debt instruments and other securities as described below:

Second Lien Loans and Unsecured Loans. The Fund may invest in second lien loans and other unsecured loans. Such loans are made by public and private corporations and other non-governmental Borrowers for a variety of purposes. As in the case of senior loans, the Fund may purchase interests in second lien loans and unsecured loans through assignments or participations.

Second lien loans have similar characteristics as senior loans except that such interests are second in lien property rather than first. Second lien loans are second in priority of payment to one or more senior loans of the related Borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the interest. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related Borrower other than senior loans of such Borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

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Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the interest. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the Borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to Senior Loans and other secured debt of the Borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share the same risks of other below investment grade debt instruments.

Corporate Bonds. Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The Fund may invest in bonds and other debt securities of any quality.

Structured Notes. The Fund may utilize structured notes, which are privately negotiated debt obligations or economically equivalent instruments where the principal and/or interest to be received by the investor is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans, or specified interest rates, or the differential performance of two assets or markets. Structured notes may be issued by corporations, including banks, as well as by governmental agencies. Structured notes frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or index while the structured notes are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. If the Fund invests in structured notes that are designed to provide returns and risks that emulate those of Senior Loans, the Fund may treat the value of (or, if applicable, the notional amount of) such investment as an investment in Senior Loans for purposes of determining compliance with the requirement set forth above that at least 80% of the Fund’s Assets be invested under normal market circumstances in Senior Loans, except to the extent that the value (or notional amount) of such investments exceeds 5% of the Fund’s Managed Assets. Any such investment amounts that exceed 5% of Managed Assets will be treated as a type of “other debt instruments” which, in the aggregate, are limited to 20% of Managed Assets. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of the multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Sub-Adviser may utilize structured notes for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio. While structured notes may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured notes may be less liquid than other debt securities, and the price of structured notes may be more volatile. In some cases, depending on the terms of the embedded index, a structured note may provide that the principal and/or interest payments may be adjusted below zero. Structured notes also may involve significant credit risk and risk of default by the counterparty. Although structured notes are not necessarily illiquid, the Investment Adviser believes that currently most structured notes are illiquid. Like other sophisticated strategies, the Fund’s use of structured notes may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Sub-Adviser, principal and/or interest payments received on the structured notes may be substantially less than expected. Also, if the Sub-Adviser uses structured notes to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

Derivatives. The Fund may invest in derivative instruments including total return swaps; interest rate swaps; credit default swaps; interest rate caps; interest rate floors; interest rate collars; swaptions; credit-linked notes;

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securities indices; other indices or other financial instruments; stock and bond index futures; futures contracts on securities; options on securities; options on futures contracts; options on stock and bond indexes; interest rate futures; exchange-traded and over-the-counter options on securities or indices; index linked securities; currency exchange transactions; financial futures; options on financial futures; index futures; index options; index options on futures contracts; interest rate options; interest rate option on futures contracts; short sales; structured notes; options on U.S. Treasury security or U.S. Government Agency securities; U.S. Treasury security or U.S. Government Agency security futures contracts; and options on U.S. Treasury security or U.S. Government Agency security futures contracts.

The Fund may invest in certain derivative instruments as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. The Fund also may use derivatives to attempt to protect the net asset value of the Fund, to facilitate the sale of certain portfolio securities, to manage the Fund’s effective interest rate exposure, or as a means of gaining investment exposure.

Total Return Swaps. Such instruments may include total return swaps whose prices, in the Sub-Adviser’s opinion, correlate with the prices of the senior loan instruments, in which the Fund may primarily invest. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include indices, securities or baskets of securities during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

The Fund may utilize total return swaps as a component of “synthetic” investments. A “synthetic” investment is comprised of two components that, when combined, replicate or emulate the economic exposure of a third investment. The Fund may use the combination of a total return swap and cash equivalents to replicate or emulate exposure to Senior Loans. The cash equivalent market value effectively represents the “principal” portion of such “synthetic” Senior Loan exposure, and the total return swap market value (not notional value) represents the “interest” and/or “return” portion of such Senior Loan exposure. When combined, these two components provide the investment profile of a direct investment in Senior Loans.

For purposes of the investment policy requiring the Fund to invest at least 80% of its Assets in Senior Loans, the Fund will treat only the positive valuation of the total return swap portion of a synthetic investment as counting towards the 80% policy, and will value such swap using mark-to-market principles in accordance with generally accepted accounting principles. In the event that applicable rules or SEC guidance change, the Fund may, to the extent permitted, incorporate such change in the calculation of a synthetic investment as a “Senior Loan” for purposes of the Fund’s 80% policy.

The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps (as defined below). An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the Senior Loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index. Markit, which is not affiliated with Nuveen Investments or the Fund, created this rules-based index to seek to track the broader senior loan market with a smaller subset of the more liquid index constituents (i.e., constituents with greater transparent price discovery, smaller bid-offer spreads, and larger tradeable sizes at particular price quotes). The Fund believes that iBoxx Loan Total Return Swaps provide an efficient and cost-effective basis for obtaining exposure to the senior loan market. These total return swaps use standardized trading and short form, electronic conformations, which offer increased efficiency and lower costs than traditional total return swaps, which use variable or customized trading documentation and paper confirmations. The Fund anticipates using iBoxx Loan Total Return Swaps as a component of “synthetic investments” that, when combined with cash equivalents, replicate or emulate exposure to Senior Loans, as described above. iBoxx Loan Total Return Swaps share risks that are similar to other derivative instruments in which the Fund may invest. See “Risk Factors—Portfolio Level Risks—Derivatives Risk.”

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Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest of different rates and tenors, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Other derivative instruments that may be used, or other transactions that may be entered into, by the Fund may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; total return swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value.

There is no assurance that these derivative strategies will be available at any time, that the Investment Adviser and the Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

Below Investment Grade Securities. Investments in below investment grade securities, commonly referred to as junk bonds or high yield debt, generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.

Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. The Sub-Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary

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markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on the Sub-Adviser’s research and analysis when investing in below investment grade securities. The Sub-Adviser seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Sub-Adviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or the Sub-Adviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Sub-Adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). Convertible securities have general characteristics similar to both debt securities and common stock. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities may specify an interest rate or rates that are conditioned upon changes to the market price of the underlying common stock. Convertible securities also may be issued in zero coupon form with an original issue discount. See “—Zero Coupon and Payment-In-Kind Securities.” Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, will also react to variations in the general market for common stock. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and can provide for a stable stream of income with generally higher yields than common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will

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recognize income in amounts in excess of the cash payments received). There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Fund may invest may be below investment grade quality.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities may be called for conversion by the issuer after a particular date and under certain circumstances (including at a specified price) established upon its issuance. For these reasons, the risks associated with the investing in mandatory convertible securities most closely resemble the risks inherent in common stock. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security’s conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock.

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U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund invests in obligations issued by these instrumentalities only if the Sub-Adviser determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

Mortgage-Related and Other Asset-Backed Securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.

The Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

A collateralized loan obligation (“CLO”) is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain

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outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

The Fund also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs and are subject to the same inherent risks.

Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. The Sub-Adviser expects that the Fund will focus its mortgage-related investments principally in adjustable rate mortgage-related and other asset- backed securities, which should minimize the Fund’s overall sensitivity to interest rate volatility and extension risk. However, because interest rates on most adjustable rate mortgage-related and other asset-backed securities typically only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuation in the market value of these securities, including declines in market value as interest rates rise. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. Below investment grade securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Debtor-In-Possession Financings. The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the Fund’s only recourse will be against the property securing the DIP financing.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Warrants and Equity Securities. The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments

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in Senior Loans. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.

Repurchase Agreements

For cash management purposes, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Sub-Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Sub-Adviser will demand additional collateral from the issuer to increase the Sub-Adviser of the collateral to at least that of the repurchase price, including interest.

Sovereign Debt Securities

The Fund may invest in debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers, including those located, or conducting their business, in emerging markets countries.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in the U.S. by which defaulted interest may be collected.

Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability or sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject. The Fund may invest in debt securities issued by issuers

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located, or conducting their business in, emerging market countries, and investments in such debt securities are particularly speculative. Heightened risks of investing in emerging markets sovereign debt include:

•	Risk of default by a governmental issuer or guarantor. In the event of a default, the Fund may have limited legal recourse against the issuer and/or guarantor.

•

Risk of restructuring certain debt obligations. This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments.

In addition, risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.

Securities Issued by Non-U.S. Issuers

The Fund may invest in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. As used in this Information Memorandum, an “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe. Securities of non-U.S. Issuers include ADRs, Global Depositary Receipts (GDRs) or other securities representing underlying shares of non-U.S. Issuers. Positions in those securities are not necessarily denominated in the same currency as the common stock into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar- denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. Issuers. Investing in securities of non-U.S. Issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. Issuers. These considerations include: (i) less publicly available information about non-U.S. Issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Sub-Adviser may not be able to sell the Fund’s portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets; (vi) withholding and other non-U.S. taxes may decrease the Fund’s return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. Issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and (viii) possible seizure,

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expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.

Although the Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

Debt Obligations of Non-U.S. Governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. Issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. Issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. Issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting the Nuveen registered open-end and closed-end funds, including the Fund, to participate in an inter-fund lending facility whereby those funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter- Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to

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exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business days’ notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board of Trustees of the Nuveen Funds is responsible for overseeing the Inter-Fund Program. The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Zero Coupon and Payment-In-Kind Securities

The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to qualify for treatment as a “regulated investment company” under the Code, the Fund must generally distribute for each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

When-Issued and Delayed Delivery Transactions

The Fund may purchase and sell interests in Senior Loans and other portfolio securities on a “when issued” or “delayed delivery” basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when- issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

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No Inverse Floating Rate Securities

The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

Illiquid Securities

The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. The privately negotiated subordinated loans to middle-market companies in which the Fund may invest are likely to be illiquid. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board of Trustees has delegated to the Sub-Adviser the day-to- day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Sub-Adviser when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the Issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

Short-Term/Long-Term Debt Securities; Temporary Defensive Position. During temporary defensive periods (e.g., during periods of adverse market, economic or political conditions), the Fund may invest up to 100% of its Managed Assets in cash equivalents and investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objective. These investments are defined to include, without limitation, the following:

(1)

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

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(2)

Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3)

Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of a large purchase of Common Shares, Preferred Shares and/or Borrowings, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. The Fund may invest in investment companies that are advised by the Investment Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of

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other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund will consider the investments of underlying investment companies when determining compliance with Rule 35d-1 under the 1940 Act. Moreover, the Fund will consider the investments of underlying investment companies when determining compliance with its own concentration policy, to the extent the Fund has sufficient information about such investments.

Lending of Portfolio Securities

To increase its income, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned through payments from the borrower. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Sub-Adviser to be creditworthy and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Sub-Adviser. Although no specific policy limits the percentage of the Fund’s assets which the Fund may lend, under current SEC guidance the Fund may not have on loan at any given time securities representing more than one-third of its total asset value.

The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security also may be sold when the Sub-Adviser anticipates a change in the price of such security, the Sub-Adviser believes the price of a security has reached or is near a realistic maximum, or there are other securities that the Sub-Adviser believes are more attractive given the Fund’s investment objective. The Fund also may engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Fund will not engage in trading solely to recognize a gain.

Subject to the foregoing, the Fund will attempt to achieve its investment objective by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 50%. However, the rate of turnover

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will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending on market conditions, the annual portfolio turnover rate of the Fund may exceed 50% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

Interest Rate Transactions

The Fund expects that the Fund’s portfolio investments in Senior Loans and other adjustable rate debt instruments in which the Fund may invest will serve as a hedge against the risk that Common Share net income and/or returns may decrease due to rising market dividend or interest rates on any Preferred Shares or Borrowings. If market conditions are deemed favorable, the Fund also may enter into interest rate swap or cap transactions to attempt to protect itself from such interest rate risk on the remaining amount of any outstanding Preferred Shares and/or Borrowings. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund’s variable rate payment obligation on Borrowings or any variable rate Preferred Shares, such as the New TFP Shares. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

Because Senior Loans and other adjustable rate debt instruments in which the Fund may invest and the Fund’s Preferred Shares and Borrowings generally pay interest or dividends based on short-term market interest rates, the Fund’s investments in Senior Loans and other adjustable rate debt instruments may potentially offset the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the Preferred Share dividend rate and/or the interest rate on Borrowings. The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the remainder of the outstanding amount of the Fund’s leverage, less the amount of Senior Loans in the Fund’s portfolio. The Fund has no current intention of selling an interest rate swap or cap. The Fund will monitor its interest rate swap and cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

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Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the interest payments on Borrowings or dividend payments on the New TFP Shares. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that the Investment Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Common Shares. The Fund may choose or be required to prepay any Borrowings or redeem some or all of the New TFP Shares. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

Derivatives and Hedging Strategies

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index. Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward- starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders, including New TFP shareholders. These hedging strategies may generate taxable income.

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Short Sales. The Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short. This technique is called selling short “against the box.”

In a short sale, the Fund will not deliver from its portfolio the securities sold and will not receive immediately the proceeds from the sale. Instead, the Fund will borrow the securities sold short from a broker-dealer through which the short sale is executed and the broker-dealer will deliver such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer will be entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund will be required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund will receive the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than delivering portfolio securities.

Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gain in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Fund will incur transaction costs in connection with short sales.

In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker- dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund’s short positions remain open.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. Investors should consult their own tax advisors on the proper tax treatment of such transactions.

Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stock, bonds or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by

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entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund seeks to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund seeks to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

The Fund will receive a premium when it writes put and call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund’s investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of the Sub-Adviser to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct. When the

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Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. For example, if the Sub-Adviser expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract. If, on the other hand, the Sub-Adviser expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable the Sub-Adviser to gain immediate exposure to the underlying securities market pending the investment in individual securities of the Fund’s portfolio.

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging. Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates. The Fund and the Investment Adviser have claimed, respectively, an exclusion from registration as a commodity pool and as a commodity trading advisor under the CEA and, therefore, neither the Fund nor the Investment Adviser, or their officers and directors, are subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

Other Futures Contracts and Options on Futures Contracts. The Fund’s use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts; (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts; (iii) interest rate futures contracts; (iv) index call option on futures contracts; (v) index put option on futures contracts; (vi) interest rate call option on futures contracts; and (vii) interest rate put option on futures contracts. All such instruments must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration

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date of the option. An interest rate future is a contract where the buyer and seller agree to the future delivery of any interest-bearing asset with the price locked in for a future date. A call option on futures is a contract where the buyer has the right to enter into a specified futures contract at a certain price in the future. A put option on futures is a contract where the buyer has the right to sell a specified futures contract at a certain price in the future. An index call option on futures is a contract where the buyer has the right to assume a particular futures position at a certain price in the future. An index put option on futures is a contract where the buyer has the right to assume a particular futures position at a certain price in the future. An interest rate call option on futures is a contract where the buyer has the right to assume a particular futures position at a certain price in the future. An interest rate put option on futures is contract where the buyer has the right to assume a particular futures position at a certain price in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser’s ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well- conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to buy or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.

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Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations or economically equivalent instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indices. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the CFTC. These transactions involve transaction costs. There can be no assurance that the Fund’s use of futures will be advantageous to the Fund. Guidelines established by one or more NRSROs that rate any preferred shares issued by the Fund may limit use of these transactions.

Credit-Linked Notes. The Fund may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk. See “Risk Factors—Other Risks—Counterparty Risk.”

Swaps. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or “swapped” between the parties, which returns are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Swaptions. A swaption is an over-the-counter traded option that gives the seller the right, but not the obligation, to enter into an interest rate swap at a set rate on an agreed upon future date. Although the typical swaption is an option on an interest rate swap, a swaption could be an option on any type of swap. In return for this flexibility, the purchaser of the swaption pays a premium determined by taking into account the duration of the option period, the term and strike rate of the swap and the volatility of interest rates. If interest rates fall, the purchaser of the swaption will let the swaption expire and transact an interest rate swap at the prevailing market rate. There are three styles of swaptions: American, in which the holder is allowed to enter the swap on any day that falls within a range of two dates; Bermudian, in which the holder is allowed to enter the swap on a sequence of dates; and European, in which the holder is allowed to enter the swap on one specified date.

Credit Default Swaps. The Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the

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stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. The tax treatment of certain credit default swaps is uncertain.

Interest Rate Swaps. The Fund will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

These instruments are traded in the over-the-counter market. The Fund may use interest rate swaps for risk management purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund’s holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Total Return Swaps. As stated above, the Fund will enter into total return swaps only on a net basis. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund’s exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. dollar denominated securities of non-U.S. Issuers. The Fund’s currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange- traded, and are usually for less than one year, but may be renewed. At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

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If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Other Hedging Transactions. The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund’s portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on the Use of Futures, Options on Futures and Swaps. The Investment Adviser has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that the Investment Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which the Fund may employ futures, options on futures or swaps.

Investment Restrictions

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares, including New TFP Shares, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares, including New TFP Shares, voting as a separate class, and the prior written consent of the Liquidity Provider, such consent to be determined in the Liquidity Provider’s good faith discretion.

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(1) Issue senior securities, as defined in the 1940 Act, other than (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below.

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating Senior Loans.

(4) Invest more than 25% of its total assets in securities of issuers in any one industry provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation.

(5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in Senior Loans the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in Senior Loans the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities.

(7) Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(8) With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term “issuer” includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

In addition to and separate from the limitation set forth in paragraph 4 above, pursuant to SEC guidance, the Fund will not purchase any security if, as a result of such purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water, and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purpose of this restriction) treating both the institution selling the loan participation interest and the ultimate borrower as “issuers” where the participation interest does not shift to the Fund the direct debtor-creditor relationship with the borrower; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

For the purpose of applying the limitation set forth in subparagraph (1) above, the Fund may not issue senior securities not permitted by the 1940 Act simply by describing such securities herein.

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For the purpose of applying the limitation set forth in subparagraph (2) above, under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by the commercial paper, notes or borrowings, is at least 300% of such principal amount. The Fund does not currently have or have pending any exemptive relief with the SEC that would allow it to borrow outside of the limits of the 1940 Act.

For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non- governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Subject to certain exemptions, under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund will consider the investments of underlying investment companies when determining compliance with Rule 35d-1 under the 1940 Act. Moreover, the Fund will consider the investments of underlying investment companies when determining compliance with its own concentration policy, to the extent the Fund has sufficient information about such investments.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non- fundamental restrictions and policies, which may be changed by the Board. The Fund may not:

(1) Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short;

(2) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund will rely on representations of borrowers in loan agreements in determining whether such borrowers are investment companies; and

(3) Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

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The Fund’s policy under normal circumstances of investing at least 80% of its Assets in secured Senior Loans and unsecured Senior Loans, which unsecured Senior Loans will be, at the time of investment, investment grade quality, is not considered to be fundamental by the Fund and can be changed without a vote of the common shareholders. However, this policy may only be changed by the Fund’s Board on 60 days prior written notice to common shareholders.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for Preferred Shares, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the NRSROs or lenders would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on Preferred Shares (expected to be at least AA/Aa), the Fund will not issue Preferred Shares.

At least six months prior to the Term Redemption Date for each series of New TFP Shares, the Fund will maintain earmarked assets rated at least B- or the equivalent (and including Deposit Securities in an amount equal to 20% of the Liquidation Preference of all Outstanding New TFP Shares of the applicable series, with 75 days remaining to the redemption date, increasing to 100% with 15 days remaining) with a Market Value equal to at least 110% of the Liquidation Preference of all Outstanding New TFP Shares of the applicable series until the redemption of all such Outstanding New TFP Shares of the applicable series. Such 75-day requirement for earmarked assets to comprise at least 20% Deposit Securities is the same as the requirement for the Fund’s outstanding Series A TFP Shares but will represent a change for the New TFP Shares of each series from the 135-day requirement in the case of the Target Funds’ TFP Shares.

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USE OF LEVERAGE

The Fund uses leverage to pursue its investment objective.

The Fund may use leverage to the extent permitted under the 1940 Act. The Fund may source leverage through a number of methods including borrowings (including loans from certain financial institutions), the issuance of debt securities and the issuance of Preferred Shares, including the New TFP Shares. The Fund may issue “senior securities” as defined under the 1940 Act. “Senior securities” include (i) borrowings (including loans from financial institutions); (ii) the issuance of debt securities (clauses (i) and (ii) together, “Borrowings”); and (iii) the issuance of Preferred Shares, including New TFP Shares. “Senior securities” have seniority over the Common Shares in regard to the income and assets of the Fund, and “senior securities” constituting Borrowings also have seniority over Preferred Shares, including the New TFP Shares, in regard to the income and assets of the Fund. The Fund reserves the right to use other forms of leverage in the future.

The Fund’s Borrowings, including those under the Credit Facility and any future credit facility, have seniority over New TFP Shares. The rights of lenders and any other creditors to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of TFP Shares and Common Shares, with respect to the payment of dividends and other distributions, and upon liquidation. The Fund may not be permitted to declare dividends and other distributions with respect to the New TFP Shares and Common Shares or redeem New TFP Shares unless at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Facility or with respect to any other Borrowings that would limit or otherwise block payments in redemption.

Borrowings and Preferred Shares, such as the New TFP Shares, will have seniority over the Common Shares. Leverage involves special risks. There is no assurance that the Fund’s leveraging strategy will be successful. The Fund will seek to invest the proceeds from structural leverage in a manner consistent with the Fund’s objective and policies.

In addition, the Fund may use derivatives such as financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps, credit default swaps, total return swaps, currency swaps and credit default swap indices), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage. See “The Fund’s Investments—Portfolio Composition and Other Information—Other Investments—Derivatives; Structured Notes.”

The Fund also may borrow for temporary purposes as permitted by the 1940 Act.

The Fund may reduce or increase the amount of leverage based upon changes in market conditions and the composition of the Fund’s holdings. The Fund’s leverage ratio will vary from time to time based upon such changes in the amount of leverage used and variations in the value of the Fund’s holdings. So long as the net income received from the Fund’s investments purchased with leverage proceeds exceeds the then current expense of any leverage, the investment of the proceeds of leverage will generate more net income than if the Fund had not leveraged itself. Under these circumstances, the excess net income will be available to pay higher distributions to common shareholders. However, if the net income received from the Fund’s portfolio investments purchased with the proceeds of leverage is less than the current expense of any leverage, the Fund may be required to utilize other Fund assets to make payments on its leveraging instruments which may result in a decline in Common Share net asset value and reduced net investment income available for distribution to common shareholders.

The Fund may use derivatives, such as interest rate swaps with varying terms, in order to manage the interest rate expense associated with all or a portion of its leverage. Interest rate swaps are bi-lateral agreements whereby parties agree to exchange future payments, typically based upon the differential of a fixed rate and a

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variable rate, on a specified notional amount. Interest rate swaps can enable the Fund to effectively convert its variable leverage expense to fixed, or vice versa. For example, if the Fund issues leverage having a short-term floating rate of interest, the Fund could use interest rate swaps to hedge against a rise in the short-term benchmark interest rates associated with its outstanding leverage. In doing so, the Fund would seek to achieve lower leverage costs, and thereby enhance Common Share distributions, over an extended period, which would be the result if short-term interest rates on average exceed the fixed interest rate over the term of the swap. To the extent the fixed swap rate is greater than short-term market interest rates on average over the period, overall costs associated with leverage will be greater (and thereby reduce distributions to common shareholders) than if the Fund had not entered into the interest rate swap(s).

Changes in the value of the Fund’s portfolio, including costs attributable to Borrowings or Preferred Shares, such as the New TFP Shares, will be borne entirely by the common shareholders.

The Fund pays a management fee to the Investment Adviser (which in turn pays a portion of its fee to the Fund’s Sub-Adviser) based on a percentage of Managed Assets. Managed Assets for this purpose includes the proceeds realized from the Fund’s use of most types of leverage as set forth in the Fund’s investment management agreement. See “Management of the Fund—Investment Management Agreement and Sub-Advisory Agreement.” Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage, it is anticipated that the Fund’s Managed Assets will be greater than its net assets. The Investment Adviser is responsible for using leverage to pursue the Fund’s investment objective. The Investment Adviser bases its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets and in turn the Investment Adviser’s and Sub-Adviser’s management fees. Thus, the Investment Adviser and Sub-Adviser may have a conflict of interest in determining whether to use or increase leverage. The Investment Adviser will seek to manage that potential conflict by using leverage only when it determines that it would be in the best interests of the Fund and its common shareholders, and by periodically reviewing with the Board of Trustees the Fund’s performance and the Fund’s degree of overall use of leverage and the impact of the use of leverage on that performance.

The 1940 Act generally defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; however, the term does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made for temporary purposes and in an amount not exceeding five percent of the value of the Fund’s total assets. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Under the 1940 Act, the Fund is not permitted to issue “senior securities representing indebtedness” if, immediately after the issuance of such senior securities representing indebtedness, the asset coverage ratio with respect to such senior securities would be less than 300%. “Senior securities representing indebtedness” include borrowings (including loans from financial institutions) and debt securities. “Senior securities representing indebtedness” also include other derivative investments or transactions, such as reverse repurchase agreements, to the extent the Fund has not fully covered, segregated or earmarked cash or liquid assets having a market value at least equal to its future obligation under such instruments in accordance with the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. With respect to any such senior securities representing debt, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Upon becoming effective, new Rule 18f-4 will impose limits on the amount of derivatives the Fund can enter into, eliminate the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, treat derivatives as

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senior securities so that a failure to comply with the proposed limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Under the 1940 Act, the Fund is not permitted to issue “senior securities” that are Preferred Shares, including the New TFP Shares, if, immediately after the issuance of Preferred Shares, the asset coverage ratio with respect to such Preferred Shares would be less than 200%. With respect to any such Preferred Shares, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate liquidation preference of such Preferred Shares.

If the asset coverage with respect to senior securities issued by the Fund declines below the required ratios discussed above (as a result of market fluctuations or otherwise), the Fund may sell portfolio securities when it may be disadvantageous to do so.

The Credit Facility and the New TFP Shares subject the Fund to, and certain other types of leverage that may be used by the Fund may subject the Fund to, certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or Preferred Shares purchasers, rating agencies that may rate the debt or Preferred Shares or Fund counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. At this time the Investment Adviser does not believe that any such potential investment limitations will impede it or the Sub-Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Utilization of leverage is a speculative investment technique and involves certain risks to the common shareholders, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. There is no assurance that the Fund will continue to use leverage or that the Fund’s use of leverage will work as planned or achieve its goals.

BORROWINGS

The borrowing capacity under the Credit Facility is $290,000,000. As of February 28, 2023, the Fund’s outstanding principal balance under the Credit Facility was $233,300,000. The Fund has the right to augment or replace the Credit Facility with a new credit facility in the future. In connection with the Mergers, the Fund intends to seek to maintain a credit facility on economic terms similar to those currently in effect and at a similar percentage of assets taking into account the assets acquired in the Mergers. However, the credit facility entered into in connection with the Mergers and any future credit facility may contain terms that are materially different than the terms contained in the existing Credit Facility, including terms that limit payments to holders of preferred shares or common shares. The liquidity provider the Series A TFP Shares of the Fund is a Bank under the Credit Facility. That liquidity provider, the Liquidity Provider or the Purchaser or other owners of TFP Shares may be a lender in any future credit facility. Borrowings under the Credit Facility are secured by substantially all of the assets of the Fund. Borrowings under any future credit facility are expected to be so secured.

MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between the Investment Adviser and the Fund, is the responsibility of the Board of Trustees of the Fund. Information about the trustees and officers of the Fund is incorporated in this Information Memorandum by reference to the Fund’s most recent Annual Report and Proxy Statement relating to the Fund’s annual meeting of shareholders filed with the SEC, current as of the date of such Annual Report and Proxy Statement, respectively. See “Available Information.”

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Investment Adviser and Sub-Adviser

Nuveen Fund Advisors, LLC, the Fund’s investment adviser, offers advisory and investment management services to a broad range of investment company clients. The Investment Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolios, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. The Investment Adviser is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Investment Adviser is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2022, Nuveen managed approximately $1.1 trillion in assets, of which approximately $147.7 billion was managed by the Investment Adviser.

The Investment Adviser has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (previously defined as the “Sub-Adviser”) located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Investment Adviser and Sub-Adviser. The Sub-Adviser, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision the Investment Adviser.

The Sub-Adviser will be compensated for the services it provides to the Fund with a portion of the management fee the Investment Adviser receives from the Fund. The Investment Adviser and the Sub-Adviser retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Portfolio Management

Subject to the supervision of the Investment Adviser, the Sub-Adviser is responsible for execution of specific investment strategies and day-to-day investment operations. The Sub-Adviser manages the portfolio of the Fund using a team of analysts and a portfolio manager that focuses on a specific group of funds. Scott Caraher and Kevin Lorenz, CFA are portfolio managers of the Fund. Mr. Caraher assumed portfolio management responsibility for Senior Income, Floating Rate Income Opportunity and the Acquiring Fund in 2009 and Short Duration Credit Opportunities in 2011. Mr. Lorenz assumed portfolio management responsibility for each Fund in 2020. Mssrs. Caraher and Lorenz will continue to manage the Fund following the Mergers. Information about Mr. Caraher and Mr. Lorenz’s compensation, other accounts managed and any material conflicts of interest is contained in the Fund’s most recent Form N-CSR. See “Available Information.”

Scott Caraher is Head of Senior Loans and responsible for retail and institutional bank loan-focused portfolio management and co-PM on the firm’s Long-Short Credit Strategy. When Scott joined Nuveen affiliate the Sub-Adviser Asset Management in 2002, he was a gaming and industrials analyst providing long and short credit ideas to the investment team up and down the capital structure. Scott began trading loans for the platform in 2003 and in 2005 was named an associate portfolio manager on the firm’s loan strategies. He became the lead portfolio manager on the firm’s loan strategies in 2008. Prior to joining the firm, Scott was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Kevin Lorenz, CFA, is head of high yield and responsible for retail and institutional high yield bond focused portfolio management. He has served in a variety of roles since joining the firm in 1987. He has been investing in high yield over his entire career and has focused exclusively on high yield since 1995. Kevin is also a member of the global fixed income investment committee, which discusses and debates investment policy for all global fixed income products.

Investment Management Agreement and Sub-Advisory Agreement

Pursuant to the Investment Management Agreement, the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by the Investment

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Adviser. The Fund’s management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Investment Adviser. The fund-level fee is a maximum of 0.65% of the Fund’s average total daily net assets (including net assets attributable to Preferred Shares and the principal amount of borrowings), with lower fee levels for assets that exceed $500 million. The complex-level fee is a maximum of 0.20% of the Fund’s average daily managed assets based on the total daily managed assets of all Nuveen open-end and closed-end funds in the U.S. that constitute “eligible assets,” with lower fee levels for complex-level assets that exceed $55 billion. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Investment Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

For the services provided pursuant to the Fund’s Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a portfolio management fee, payable monthly, calculated as a percentage of the net management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Fund Investment Adviser pursuant to the schedule set forth below:.

Average Daily Managed Assets	Percentage of Net Management Fee
Up to $125 million	50.0%
$125 million to $150 million	47.5%
$150 million to $175 million	45.0%
$175 million to $200 million	42.5%
$200 million and over	40.0%

In addition to the Investment Adviser’s management fee, the Fund pays all of its other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Investment Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

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DESCRIPTION OF OUTSTANDING SHARES

Description of Common Shares

In addition to the Preferred Shares, the Declaration authorizes the issuance of an unlimited number of Common Shares, par value $.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares are fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable when issued and have no preemptive, conversion rights, except as may be determined by the trustees, or rights to cumulative voting. Whenever Preferred Shares, including New TFP Shares, are Outstanding, common shareholders will not be entitled to receive any distributions from the Fund unless all accumulated dividends on Preferred Shares, including New TFP Shares, have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares, including New TFP Shares, would be at least 200% after giving effect to the distributions.

Description of Outstanding Series A TFP Shares

The Fund’s outstanding TFP Shares (the “Series A TFP Shares”), which are expected to remain outstanding following the completion of the Mergers, are as follows:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Issue Date	Term Redemption Date
Series A TFP Shares	100,000	$0.01	$1,000	December 2020	January 1, 2031

The Series A TFP Shares were issued to qualified institutional buyers through private transactions exempt from registration under the 1933 Act.

The Series A TFP Shares are in the “Variable Rate Demand Mode” (the “VRD Mode”), in which the dividend is established by a remarketing agent.

Under the statement establishing and fixing the rights and preferences of the Series A TFP Shares, as supplemented (the “ Series A TFP Statement”), the Series A TFP Shares currently pay an adjustable dividend rate set weekly by a remarketing agent. Holders of the Series A TFP Shares have the right to give notice on any business day to tender the securities for remarketing in seven days. The Series A TFP Shares are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as a mode change or the non-payment of dividends by the Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the Series A TFP Shares. The dividend rate shall in no circumstances exceed 15% per year.

The Series A TFP Shares have the benefit of an unconditional demand feature pursuant to a standby letter of credit and purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement for the Series A TFP Shares requires the liquidity provider or its designated purchaser to purchase from holders all Series A TFP Shares tendered for sale that were not successfully remarketed. The liquidity provider or its designated purchaser also must purchase all Series A TFP Shares prior to termination of the standby letter of credit and purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider for the Series A TFP Shares to purchase the Series A TFP Shares pursuant to the standby letter of credit and purchase agreement runs to the benefit of the holders of the Series A TFP Shares and is unconditional and irrevocable, and as such the short-term ratings assigned to the Series A TFP Shares are directly linked to the short-term creditworthiness of the liquidity provider. The liquidity provider for the Series A TFP Shares entered into a standby letter of credit and purchase agreement with respect to the Series A TFP Shares, subject to periodic extension by agreement with the Fund.

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The term of the current VRD Mode for the Series A TFP Shares ends on the term redemption date set forth in the table above, subject to earlier redemption, repurchase or transition to a new mode by the Fund. Under the Series A TFP Statement, the Fund may terminate the VRD Mode early and transition the Series A TFP Shares to a new mode (and, thereafter, until the term redemption date, subsequent new modes), during which many of the economic terms of the Series A TFP Shares may be modified. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Dividends

The holders of Series A TFP Shares are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate or rates for the Series A TFP Shares payable on the dividend payment dates with respect to the Series A TFP Shares. Holders of Series A TFP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the Series A TFP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Series A TFP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage.

Redemption

The Series A TFP Shares will be subject to optional and mandatory redemption by the Fund in certain circumstances. The Fund is obligated to redeem the Series A TFP Shares on the term redemption date set forth in the table above, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($1,000) plus any accumulated but unpaid dividends (whether or not earned or declared). Pursuant to the Series A TFP Statement and the fee agreement with the liquidity provider for such series, the Fund will have an obligation to redeem, at a redemption price equal to $1,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, Series A TFP Shares purchased by the liquidity provider or its designated purchaser pursuant to its obligations under the standby letter of credit and purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of Preferred Shares as is necessary to achieve compliance, if the Fund fails to maintain the minimum asset coverage required under the 1940 Act and the Fund’s fee agreement with the liquidity provider for the Series A TFP Shares, and such failure is not cured by the applicable cure date. Series A TFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Fund’s declaration of trust, the Series A TFP Statement, or as otherwise required by applicable law, (i) each holder of Series A TFP Shares is entitled to one vote for each Series A TFP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Series A TFP Shares, along with holders of other outstanding Preferred Shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of Preferred Shares, including Series A TFP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and Preferred Shares, including Series A TFP Shares, voting as a single class, elect the balance of the trustees of the Fund.

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Holders of Series A TFP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Series A TFP Shares or holders of outstanding Series A TFP Shares. Holders of outstanding Series A TFP Shares also are entitled to vote as a class with holders of other preferred shares, if any, of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of Preferred Shares, including outstanding Series A TFP Shares, are entitled to elect additional trustees in the event dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Priority of Payment

The outstanding Series A TFP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Series A TFP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with each other and the New TFP Shares to be issued in the Mergers, if any.

NET ASSET VALUE

The Fund’s net asset value per Common Share is determined as of the close of regular session trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of Common Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Common Share. All valuations are subject to review by the Board of Trustees or its delegate.

The Fund utilizes independent pricing services approved by the Board of Trustees to value most Senior Loans and other debt securities at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount that an owner might reasonably expect to receive upon a current sale. Valuation risks associated with investing in adjustable rate corporate debt instruments include, but are not limited to: a limited number of market participants, a lack of publicly-available information, resale restrictions, settlement delays, corporate actions and adverse market conditions which may make it difficult to value or sell such instruments. The Fund currently expects that the independent pricing services will be unable to provide a market or fair value for most of the privately negotiated subordinated loans issued by middle market companies in which the Fund may invest. The Fund will determine a fair value of such loans on a daily basis. A security that is fair valued may be valued at a price higher or lower than the price that may be received by the Fund if it desired to sell such security or the value determined by other funds using their own fair valuation procedures. It is expected that the Fund’s net asset value will fluctuate as a function of interest rate and credit factors. Because of the short- term nature of such instruments, however, the Fund’s net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of longer term fixed-income instruments. Because non-U.S. instruments may trade on days when Common Shares are not priced, net asset value can change at times when Common Shares cannot be sold.

Independent pricing services typically value adjustable rate corporate debt instruments utilizing readily available market quotations obtained from broker-dealers making markets in such instruments. Other debt instruments and derivative instruments held by the Funds may be valued by the pricing services utilizing a range of market-based inputs and assumptions, cash flows, transactions for comparable instruments and correlations

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between instruments for normal, institutional-size trading units when determining market value. Equity securities listed and trading on U.S. national securities exchanges will be valued at the last reported sales price on the principal exchange on the valuation date. Unlisted equity securities traded primarily in a U.S. over-the-counter market are valued at the last reported sales price on the valuation date, a quoted price as provided by an approved pricing service or market quotations obtained from brokers making markets in such securities. In the absence of readily available market quotations or, when in the opinion of the Investment Adviser and/or the Sub-Adviser a significant event has occurred such that market values are deemed unreliable, portfolio instruments may be valued by the Fund at their fair value as determined in good faith by or at the direction of the Board of Trustees. A range of factors and analysis may be considered when determining fair value including relevant market data, interest rates, credit considerations and/or issuer-specific news. The Fund may rely on an independent fair valuation service in making any such fair value determinations or adjustments.

Generally, trading in many foreign securities that the Fund may hold will be substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the New York Stock Exchange, which will not be reflected in the computation of the Fund’s net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-laws require the Board of Trustees be divided into three classes with staggered terms. This provision of the By-laws could delay for up to two years the replacement of a majority of the Board of Trustees. Preferred shareholders, including New TFP shareholders, voting together as a separate class, will be entitled to elect two of the Fund’s trustees. In addition, the Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by shareholders of at least two-thirds of the Common Shares and Preferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the shareholders of at least a majority of the Fund’s Common Shares and Preferred Shares outstanding at the time, voting together as a single class, is

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required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) for any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Preferred Shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the Preferred shareholders, the action in question will also require the affirmative vote of the shareholders of at least two-thirds of the Fund’s Preferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the shareholders of at least a majority of the Fund’s Preferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the Preferred shareholders are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The By-laws provide that a shareholder who obtains beneficial ownership of Common Shares in a “Control Share Acquisition” will have the same voting rights as other Common Shares only to the extent authorized by shareholders. Such authorization will require the affirmative vote of the holders of a majority (more than 50%) of the shares of the Fund entitled to vote in the election of trustees excluding Interested Shares. “Interested Shares” include shares held by Fund officers and any person who has acquired Common Shares in a Control Share Acquisition (the “Control Share Provisions”). The By-laws define a “Control Share Acquisition,” subject to various conditions and exceptions, generally to mean an acquisition of Common Shares that would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power, but for the Control Share Provisions, in the election of trustees in any one of the following ranges: (i) one-tenth or more, but less than one- fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. For this purpose, all Common Shares acquired by a person within ninety days before or after the date on which such person acquires shares that result in a Control Share Acquisition, and all Common Shares acquired by such person pursuant to a plan to make a Control Share Acquisition, will be deemed to have been acquired in the same Control Share Acquisition. Subject to various conditions and procedural requirements, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of Common Shares in a Control Share Acquisition generally may request a vote of shareholders to approve the authorization of voting rights of such shareholder with respect to such shares.

The By-laws provide that, unless the Fund consents in writing to the selection of an alternative forum, and except for certain claims brought under the federal securities laws, the sole and exclusive forum for any shareholder or group of shareholders to bring (i) any derivative action or proceeding brought on behalf of the Fund, (ii) any action asserting a claim for breach of any duty owed by a trustee or officer or other employee of a Fund to the Fund or to the Fund’s shareholders, (iii) any action asserting a claim arising pursuant to Massachusetts business trust law or the Fund’s governing documents, and (iv) any other action asserting a claim governed by the internal affairs doctrine, shall be within the United States District Court for the District of Massachusetts (Boston Division) or, to the extent such court does not have jurisdiction, the Business Litigation

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Session of the Massachusetts Superior Court in Suffolk County. The By-laws further provide that in any such covered action there is no right to a jury trial and the right to a jury trial is expressly waived to the fullest extent permitted by law.

Amendments to the Declaration generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the Declaration requires the approval of two-thirds of the outstanding common shares and preferred shares, if any, entitled to vote, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class. The By-laws may be amended or repealed, or new by-laws may be adopted, by a vote of a majority of the trustees. The By-laws may not be amended by shareholders.

The provisions of the Declaration and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Fund’s Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Declaration provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board of Trustees in its discretion may determine.

Reference should be made to the Declaration and the By-Laws on file with the SEC for the full text of these provisions.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Notwithstanding the foregoing, at any time when the Fund’s Preferred Shares, including TFP Shares, are Outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accumulated but unpaid dividends on Preferred Shares, including New TFP Shares, due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the Outstanding Preferred Shares, including New TFP Shares (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon).

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Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s Common Shares and Preferred Shares, including New TFP Shares Outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund’s Preferred Shares, including New TFP Shares Outstanding at the time, voting together as a separate class; provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See “Certain Provisions in the Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares, including New TFP Shares then Outstanding, and the Fund’s Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any Business Day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its Common Shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

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In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares, including New TFP Shares, are Outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT,

REDEMPTION AGENT AND REMARKETING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services, and dividend paying agent for its Common Shares is Computershare Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021. The Tender and Paying Agent is The Bank of New York Mellon, Corporate Trust Division, Dealing and Trading Group, 240 Greenwich Street, Floor 7E, New York, New York 10286. The Tender and Paying Agent will act as the Fund’s tender agent, transfer agent and registrar, dividend disbursing agent and paying agent and redemption price disbursing agent with respect to the New TFP Shares. The Fund currently expects that the Remarketing Agent for the Series D TFP Shares will be the same entity that acts as Remarketing Agent for the TFP Shares of Short Duration Credit Opportunities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements and financial highlights of the Fund appearing in the Annual Report for the fiscal year ended July 31, 2022 are incorporated by reference into this Information Memorandum. The audited financial statements and financial highlights have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. KPMG provides auditing services to the Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Fund may be accessed through the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The most recent audited financial statements of the Fund, together with the report of the independent registered public accounting firm thereon, are incorporated in this Information Memorandum by reference to the Fund’s most recent Annual Report filed with the SEC. Information about the trustees and officers of the Fund is incorporated in this Information Memorandum by reference to the Fund’s most recent Annual Report and the most recent Proxy Statement relating to the Fund’s annual meeting of shareholders when filed with the SEC. Information about the Fund’s portfolio manager is incorporated by reference to the Fund’s most recent Proxy Statement and Form N-CSR filed with the SEC. A copy of the Annual Report and the Proxy Statement may be obtained from www.sec.gov.

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If at any time the Fund is not subject to Section 13(a) or 15(d) of the Exchange Act, the Fund will furnish to New TFP shareholders and prospective investors, upon their request, the information specified in Rule 144A(d)(4) under the Securities Act in order to permit compliance with Rule 144A in connection with resales of New TFP Shares.

Statements in this Information Memorandum about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other documents available upon request from the Fund, subject to compliance with applicable confidentiality restrictions, each such statement being qualified in all respects by this reference.

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APPENDIX A-1

NUVEEN FLOATING RATE INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES [●]

TAXABLE FUND PREFERRED SHARES

(JFR SERIES [●] TFP)

i

APPENDIX A: Supplement Initially Designating the [Variable Rate Mode/Variable Rate Demand Mode] for the Series [    ] Taxable Fund Preferred Shares

ii

NUVEEN FLOATING RATE INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES [●]

TAXABLE FUND PREFERRED SHARES

NUVEEN FLOATING RATE INCOME FUND, a Massachusetts business trust (the “Fund”), hereby certifies that:

FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article IV of the Fund’s Declaration of Trust, the Board of Trustees has, by resolution, authorized the issuance of preferred shares, $.01 par value per share, classified as Taxable Fund Preferred Shares with a liquidation preference of $1,000 per share in such one or more series as may be authorized and issued from time to time; and

SECOND: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the Series [●] Taxable Fund Preferred Shares designated below are as follows or as set forth in an amendment or supplement hereto.

DESIGNATION OF SERIES [●] TFP

Series [●]: A series of preferred shares, par value $.01 per share, liquidation preference $1,000 per share, is hereby authorized and designated “Series [●] Taxable Fund Preferred Shares,” also referred to herein as “Series [●] TFP” or “TFP Shares,” and references to “such series” with respect to the TFP Shares shall be interpreted as references to “shares of such series,” as the context may require. Each TFP Share shall be issued on a date determined by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Declaration (as defined below), as set forth in this Statement (as defined below), as amended or supplemented. The Fund initially shall designate in Appendix A hereto the additional or different terms and conditions to apply to the TFP Shares for a period commencing on the effective date of this Statement and ending not later than the Term Redemption Date (as defined below), referred to herein as the “Initial Mode.” In accordance with the terms and conditions set forth in Section 3 below and, as applicable, Appendix A or any other Supplement (as defined below) hereto as then in effect, the Fund, by means of a further Supplement, may establish a new Mode (as defined below) or, if applicable, extend any Mode to a date not later than the Term Redemption Date, and, if the Initial Mode or any subsequent Mode (in each case, as it may be extended) is designated to end on a date earlier than the Term Redemption Date (including through an optional or accelerated expiration), shall use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to extend such Mode or establish a new Mode to succeed such Mode then in effect for the TFP Shares. In the Supplement for any Mode or Mode extension, the Fund may designate different or additional terms and conditions for the TFP Shares, subject to Section 3(e) of this Statement and the applicable Supplement.

The number of TFP Shares which the Board of Trustees has initially authorized for issuance is [●]. The Board of Trustees may, from time to time, authorize the issuance of additional TFP Shares in accordance with the terms hereof. The TFP Shares shall constitute a separate series of preferred shares of the Fund and each TFP Share shall be identical.

One Series [●] TFP Share initially authorized for issuance as stated above shall be issued and distributed in respect of each Series [●] Taxable Fund Preferred Share of [●] (the “Target Fund”) outstanding on the date of distribution in connection with the merger of the Target Fund into the Fund as described in the Memorandum (as defined below).

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DEFINITIONS

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(a) “Agent Member” means a Person with an account at the Securities Depository that holds one or more TFP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent, if any, and the Tender and Paying Agent with respect to such Beneficial Owner.

(b) “Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the effective date of this Statement, of at least 200% or such higher percentage as required and specified in the Supplement for the Mode then in effect, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding TFP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

(c) “Beneficial Owner” means a Person to the extent such Person is at any time the beneficial owner of TFP Shares, in whose name TFP Shares are recorded as beneficial owner of such TFP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee.

(d) “Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof.

(e) “Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

(h) “Credit Facility” means the secured revolving credit facility agreement, dated as of [●], as amended, among [●], as lenders, [●], as administrative agent and collateral agent, and the Fund, as borrower, as it may be amended or modified from time to time, or any replacement or subsequent credit facility of the Fund as borrower.

(i) “Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Fund.

(j) “Date of Original Issue,” with respect to any TFP Share, means the date on which the Fund initially issued such TFP Share.

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(k) “Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

(l) “Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)

any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in U.S. Government Securities; or

(4)

any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

(m) “Dividend Payment Date” has the meaning set forth in paragraph (c) of Section 2 of this Statement.

(n) “Dividend Period” has the meaning set forth in the Supplement for the Mode then in effect.

(o) “Dividend Rate” has the meaning set forth in paragraph (d)(i) of Section 2 of this Statement.

(p) “Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in the Tender and Paying Agent Agreement or as specified in the related notice.

(q) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(r) “Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

(s) “Holder” means a Person in whose name a TFP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

(t) “Initial Mode” has the meaning set forth in “Designation of Series [•] TFP” above.

(u) “Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

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(v) “Liquidation Preference,” with respect to a given number of TFP Shares, means $1,000 times that number.

(w) “Liquidity Account” has the meaning set forth in paragraph (k)(i) of Section 9 of this Statement.

(x) “Liquidity Account Investments” means any Deposit Security or any other security or investment owned by the Fund that is rated at least B- or the equivalent rating by each NRSRO then rating such security or investment, provided that any such Deposit Security or other security or investment shall be so rated by at least one NRSRO.

(y) “Liquidity Provider” means the Person, if any, designated as Liquidity Provider in or pursuant to the applicable Supplement.

(z) “Liquidity Requirement” has the meaning set forth in paragraph (k)(ii) of Section 9 of this Statement.

(aa) “Market Value” of any asset of the Fund means the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. The Market Value of any asset shall include any interest accrued thereon. The pricing service shall value portfolio investments at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Portfolio investments for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

(bb) “Memorandum” means the proxy statement of the Target Fund, dated March 30, 2023, and the Fund’s information memorandum attached thereto, as amended, revised or supplemented from time to time.

(cc) “Mode” means the Initial Mode or any subsequent Mode, including any extension thereof, for which terms and conditions of the TFP Shares are designated pursuant to Section 3 of this Statement and the Supplement in effect at the time of designation of such subsequent Mode or any Mode extension and set forth in a further Supplement hereto.

(dd) “Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

(ee) “1940 Act” means the U.S. Investment Company Act of 1940, as amended.

(ff) “Notice of Redemption” has the meaning specified in paragraph (c) of Section 9 of this Statement.

(gg) “NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, if any, including, at the date hereof, Fitch, Moody’s and S&P.

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(hh) “Optional Redemption Premium,” if any, has the meaning if and as set forth in the Supplement for the Mode then in effect.

(ii) “Outstanding” means, as of any date with respect to Preferred Shares of any series, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore exchanged, redeemed or cancelled or delivered to the Tender and Paying Agent (or other relevant tender and paying agent) for cancellation or redemption by the Fund, (ii) any shares of such series with respect to which, in the case of TFP Shares, the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such TFP Shares, pursuant to Section 9 of this Statement or, in the case of Preferred Shares of any other series, the Fund has taken the equivalent action under the statement applicable to such shares, (iii) any shares of such series of which the Fund is Beneficial Owner, and (iv) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

(jj) “Person” means and includes an individual, a partnership, a corporation, a limited liability company, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(kk) “Preferred Shares” means the preferred shares of the Fund, including the TFP Shares.

(ll) “Rating Agency” means each NRSRO, if any, then providing a rating for the TFP Shares pursuant to the request of the Fund.

(mm) “Redemption Date” means the Term Redemption Date and any redemption dates for optional or mandatory redemption otherwise provided in the Supplement for the Mode then in effect.

(nn) “Redemption Price” means the applicable redemption price specified in, or in the applicable Supplement for the Mode then in effect for purposes of redemption of TFP Shares pursuant to, paragraph (a) or (b) of Section 9 of this Statement and the applicable Supplement.

(oo) “Remarketing Agent” means any entity appointed as such with respect to TFP Shares by a resolution of the Board of Trustees and any additional or successor companies or entities appointed by the Board of Trustees which have entered into a Remarketing Agreement with the Fund.

(pp) “Remarketing Agreement” means the Remarketing Agreement, if any, with respect to the TFP Shares, between the Fund and the Remarketing Agent and any other party thereto, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

(qq) “S&P” means S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC, and its successors.

(rr) “SEC” means the Securities and Exchange Commission.

(ss) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(tt) “Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the TFP Shares.

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(uu) “Statement” means this statement establishing and fixing the rights and preferences of Series [•] Taxable Fund Preferred Shares, as it may be amended or supplemented from time to time in accordance with the provisions hereof, including by any Supplement hereto relating to the Mode then in effect.

(vv) “Supplement” means Appendix A to this Statement and any further supplement hereto entered into in accordance with the provisions of this Statement for the purpose of designating or extending a Mode pursuant to Section 3 of this Statement.

(ww) “Tender and Paying Agent” means The Bank of New York Mellon, or any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the TFP Shares.

(xx) “Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement with respect to the TFP Shares, dated as of [•], between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

(yy) “Term Redemption Date” means [•].

(zz) “U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

(aaa) “Voting Period” has the meaning specified in paragraph (b)(i) of Section 4 of this Statement.

1. Number of Authorized Shares; Ranking; Preemptive Rights; Effectiveness.

(a) The initial number of authorized shares constituting TFP is as set forth above under the title “Designation of Series [•] TFP.”

(b) The TFP Shares shall rank on a parity with each other and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(c) No Holder of TFP Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any Preferred Shares, including TFP Shares, or Common Shares or other securities of the Fund which the Fund may hereafter issue or sell.

(d) The effective date of this Statement is [•].

2. Dividends.

(a) Cumulative Cash Dividends. The Holders of TFP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Dividend Rate for the TFP

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Shares determined as set forth in the Supplement for the Mode then in effect, and no more, payable on the Dividend Payment Dates with respect to the TFP Shares as set forth in the Supplement for the Mode then in effect, as provided in paragraph (c) below. Holders of TFP Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on TFP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on TFP Shares which may be in arrears, and no additional sum of money shall be payable in respect of such arrearage.

(b) Dividends Cumulative from Date of Original Issue. Dividends on the TFP Shares shall be declared daily and accumulate at the applicable Dividend Rate for the TFP Shares from the Date of Original Issue thereof.

(c) Dividend Payment Dates. The dividend payment dates (each, a “Dividend Payment Date”) with respect to the TFP Shares shall be as provided in the Supplement for the Mode then in effect.

(d) Dividend Rates and Calculation of Dividends.

(i) Applicable Rates. The dividend rate or rates (in each case, the “Dividend Rate”) on the TFP Shares shall be as provided in the Supplement for the Mode then in effect.

(ii) Calculation of Dividends. The amount of dividends per share payable on the TFP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for the related Dividend Period or Dividend Periods (or applicable portion thereof). The amount of dividends accumulated shall be computed as provided in the Supplement for the Mode then in effect.

(e) Dividends Paid to Holders. Dividends on the TFP Shares shall be paid to the Holders thereof as provided in the Supplement for the Mode then in effect.

(f) Dividends Credited Against Earliest Accumulated But Unpaid Dividends. Any dividend payment made on TFP Shares that is insufficient to cover the entire amount of dividends payable shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared (to the extent not previously declared as required under paragraph (b) above) and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

3. Designation of Modes.

(a) Initial Mode and Subsequent Modes. The additional or different terms and conditions applicable to the TFP Shares in the Initial Mode effective on the effective date of this Statement are as set forth in the Supplement attached as Appendix A hereto. The additional or different terms and conditions applicable to the TFP Shares in any subsequent Modes or extensions of any Mode will be set forth in future new or amended Supplements effective on the dates set forth in any such new or amended Supplements.

(b) Designation of Change in or Extension of Mode. The Fund, at its option, may change the terms of or extend the Mode then in effect or, if applicable, designate a new Mode for the TFP Shares in accordance with the terms and subject to the conditions of this Statement and the Supplement for the Mode then in effect.

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(c) Notices in Respect of Mode Designation or Extension. The Fund shall deliver a notice of Mode designation or extension or proposed Mode designation or extension as specified in and otherwise in accordance with the Supplement that designated the Mode being succeeded or extended.

(d) Designation of Mode Provisions. In connection with any Mode designated or extended pursuant to this Section 3, the Fund, subject to compliance with paragraph (e) below, without the vote or consent of any Holder of TFP Shares, may (i) provide in the Supplement for such Mode for provisions relating solely to such Mode that differ from those provided in this Statement or any other Supplement, including, but not limited to, with respect to optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, redemption provisions and modified or new definitions, and (ii) subject to any restrictions on modification specifically set forth in such Supplement for a Mode then in effect, modify such Supplement then in effect to provide for optional tender provisions, and/or mandatory tender provisions, a liquidity facility or other credit enhancement, and other provisions. Extension of any Mode, and the modification of any provisions relating to such Mode, shall be subject to any restrictions on extension or modification set forth herein or in the Supplement for such Mode.

(e) Modification of Statement in a Supplement Designating Mode Provisions. Notwithstanding paragraph (d) above, no Supplement adopted in accordance with paragraph (d) above shall modify the terms of Section 1, this Section 3(e), Section 4, Section 7, Section 9(b)(i), Section 10 or Section 11(a) of this Statement. Furthermore, subject only to the immediately preceding sentence, for purposes of any provision of this Statement that purports to limit the right of the Fund or the Board of Trustees to take any action with respect to this Statement or the TFP Shares, no terms or conditions adopted for a Mode shall be considered to affect the rights and preferences of the TFP Shares or any Holder or Beneficial Owner thereof as in effect for any preceding or succeeding Mode. The provisions of this Section 3 are subject to the further restriction that no Mode may be designated to end, or extended to end, on a date later than the Term Redemption Date.

4. Voting Rights.

(a) One Vote Per TFP Share. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of TFP Shares shall be entitled to one vote for each TFP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding Preferred Shares, including each TFP Share, and of Common Shares shall vote together as a single class; provided, however, that the holders of Outstanding Preferred Shares, including TFP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, shall be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each TFP Share, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Shares and Preferred Shares, including TFP Shares, voting together as a single class, shall elect the balance of the trustees.

(b) Voting for Additional Trustees.

(i) Voting Period. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this paragraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically

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increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including TFP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including TFP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(A) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any Outstanding Preferred Shares, including TFP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Tender and Paying Agent for the payment of such accumulated dividends; or

(B) if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund. A Voting Period shall terminate upon all of the foregoing conditions ceasing to exist.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described in this paragraph (b)(i).

(ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b)(i) of this Section 4, the Fund shall call a special meeting of such holders, and the Fund shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 calendar days after the date of mailing of such notice. If a special meeting is not called by the Fund, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b)(i) of this Section 4 on a one-vote-per-share basis.

(iii) Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of other Preferred Shares of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders of other Preferred Shares, together with the two incumbent trustees elected by the Holders and such other holders of other Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b)(i) of this Section 4 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of paragraph (b)(i) of this Section 4.

(c) Holders of TFP Shares to Vote on Certain Other Matters.

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(i) Certain Amendments Requiring Approval of TFP Shares. Except as otherwise permitted by the terms of this Statement including, without limitation, Section 3 hereof, so long as any TFP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the TFP Shares Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, (x) to modify the terms of Section 1, Section 3(e), Section 7, Section 9(b)(i), Section 10 or Section 11(a) of this Statement or (y) so as to materially and adversely affect any preference, right or power of such TFP Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 8 hereof shall not be considered to materially and adversely affect the rights and preferences of the TFP Shares, (ii) a division of a TFP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the TFP Shares and (iii) a Supplement establishing terms and conditions for a new Mode in accordance with Section 3 hereof or a modification of a Supplement then in effect in accordance with the terms of Section 3(d) hereof shall not be considered to materially and adversely affect the rights and preferences of the TFP Shares. For purposes of the foregoing, no other matter shall be deemed to materially and adversely affect any preference, right or power of a TFP Share or the Holder thereof unless such matter (i) reduces or abolishes any preferential right of such TFP Share or (ii) reduces or abolishes any right in respect of redemption of such TFP Share applicable to the Mode then in effect (other than solely as a result of a division of a TFP Share or as provided in the Supplement designating such Mode in accordance with Section 3 hereof). So long as any TFP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of at least 66 2⁄3% of the Holders of the TFP Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. Additionally, notwithstanding the foregoing, (1) (x) no extension of the Term Redemption Date or (y) reduction or repeal of the Liquidation Preference of the TFP Shares that adversely affects the rights of the Holders of the TFP Shares relative to each other or any other shares of the Fund shall be effected without, in each case, the prior unanimous vote or consent of the Holders of the TFP Shares, and (2) with respect to a Supplement then in effect, no change reducing the amount or extending the timing of any payment due on the TFP Shares, other than in accordance with the terms of such Supplement, or to the obligation of the Fund to (x) pay the Redemption Price on any Redemption Date, (y) accumulate dividends at the Dividend Rate for, or other required distributions on, the TFP Shares, or (z) pay the Optional Redemption Premium, if any, shall be effected without, in each case, the prior unanimous vote or consent of the Holders of the TFP Shares in the Mode to which such Supplement relates. No vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement including any Supplement hereto.

(ii) 1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares,” including TFP Shares Outstanding at the time, voting as a separate class, shall be required to approve (A) any conversion of the Fund from a closed-end to an open-end investment company, (B) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (C) any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

(iii) Exclusive Right to Vote on Certain Matters. Except as otherwise required by the 1940 Act, other applicable law or the Declaration, (i) whenever a vote of Holders of TFP Shares is otherwise required by this Statement, Holders of Outstanding TFP Shares will be entitled as a series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting TFP Shares only and (ii) Holders of Outstanding TFP Shares will not be entitled to vote on matters affecting any other

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Preferred Shares that do not adversely affect any of the rights of Holders of TFP Shares, as expressly set forth in the Declaration and this Statement.

(d) Fund May Take Certain Actions Without Shareholder Approval. Notwithstanding the foregoing, nothing in this Section 4 is intended in any way to limit the ability of the Board of Trustees to amend or alter other provisions of this Statement or any Supplement, without the vote, approval or consent of any Holder of TFP Shares, or any other shareholder of the Fund, as otherwise provided in this Statement or any such Supplement; provided, that nothing in this Statement or any Supplement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Beneficial Owner of TFP Shares with regard to any special rights of such Holder or Beneficial Owner with respect to its investment in the Fund.

(e) Voting Rights Set Forth Herein are Sole Voting Rights. Unless otherwise required by law, the Holders of TFP Shares shall not have any voting rights, relative rights or preferences or other special rights other than those specifically set forth herein.

(f) No Preemptive Rights or Cumulative Voting. The Holders of TFP Shares shall have no preemptive rights or rights to cumulative voting.

(g) Sole Remedy for Fund’s Failure to Pay Dividends. In the event that the Fund fails to pay any dividends on the TFP Shares, the sole remedy of the Holders under this Statement, without limitation of any rights to payment of such dividends or other rights under the Declaration, this Statement (including any Supplement hereto) and applicable law, shall be the right to vote for trustees pursuant to the provisions of this Section  4.

(h) Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any TFP Share and no TFP Share shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been provided as set forth in paragraph (c) of Section 9 of this Statement and Deposit Securities with a Market Value at least equal to the Redemption Price for the redemption of such shares shall have been deposited in trust with the Tender and Paying Agent for that purpose. TFP Shares owned (legally or beneficially) or controlled by the Fund shall not have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

5. Asset Coverage. The Fund shall maintain minimum Asset Coverage as provided in the Supplement applicable to the Mode then in effect.

6. Rating Agencies(i) .

(a) The Fund is not required to maintain any particular short-term or long-term ratings for the TFP Shares, and the Fund, without the vote, approval or consent of any holder of Preferred Shares, including the TFP Shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining, maintaining or changing the rating of any Rating Agency which is then rating the TFP

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Shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of TFP Shares or the Holders thereof.

(b) The Fund may, at any time, replace a Rating Agency or terminate the services of any Rating Agencies then providing a rating for the TFP Shares without replacement, in either case, without the vote, approval or consent of Holders of TFP Shares or other shareholders of the Fund. In the event a Rating Agency ceases to furnish a rating for the TFP Shares or the Fund terminates the services of a Rating Agency then providing a rating for the TFP Shares, such rating, to the extent it would have been taken into account in any of the provisions of the TFP Shares included in this Statement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account.

7. Restrictions on Dividends and Other Distributions.

(a) Dividends on Preferred Shares Other than the TFP Shares. Except as set forth in the next sentence, no dividends and other distributions shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the TFP Shares for any period unless full cumulative dividends and other distributions have been or contemporaneously are declared and paid on the shares of each series of Preferred Shares through its most recent dividend payment date. When dividends and other distributions due are not paid in full upon the shares of each series of Preferred Shares through its most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with the TFP Shares through their most recent respective dividend payment dates, all dividends declared and paid upon the TFP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with the TFP Shares shall be declared and paid pro rata so that the amount of dividends declared and paid per share on the TFP Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the TFP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per TFP Share shall be based on the Dividend Rate for such share for the Dividend Periods during which dividends were not paid in full).

(b) Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act. The Board of Trustees shall not declare or pay any dividend or distribution (except a dividend payable in Common Shares) upon the Common Shares, or purchase or redeem or otherwise acquire for consideration any Common Shares or pay any proceeds of the liquidation of the Fund in respect of any Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or redemption or purchase price, as the case may be.

(c) Other Restrictions on Dividends and Other Distributions. For so long as any TFP Share is Outstanding, and except as set forth in paragraph (a) of this Section 7 and paragraph (b) of Section 10 hereof, the Fund shall not declare, pay or set apart for payment any dividend or other

12

distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the TFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the TFP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the TFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the TFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the TFP Shares through the most recently ended Dividend Period therefor shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Fund has redeemed the full number of TFP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto.

8. Issuance of Additional Preferred Shares. So long as any TFP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of Preferred Shares ranking on a parity with TFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding TFP Shares, and authorize, issue and sell additional shares of any such series of Preferred Shares then Outstanding or so established and created, including additional TFP Shares, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have at least the Asset Coverage (calculated in the same manner as is contemplated by the Supplement for the Mode then in effect) specified in the Supplement for the Mode then in effect.

9. Redemption.

(a) Optional Redemption. The TFP Shares may be redeemed, at the option of the Fund, on such terms and conditions as are set forth in the Supplement applicable to the Mode then in effect.

(b) Mandatory Redemption.

(i) The Fund shall redeem all Outstanding TFP Shares on the Term Redemption Date, at a redemption price equal to $1,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

(ii) The TFP Shares otherwise shall be subject to mandatory redemption by the Fund on such terms and conditions as are set forth in the Supplement applicable to the Mode then in effect.

(c) Notice of Redemption. The Fund will send a notice of redemption (a “Notice of Redemption”) in accordance with the provisions set forth in the Supplement applicable to the Mode then in effect. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent not otherwise expressly stated herein and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

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(d) No Redemption Under Certain Circumstances . Notwithstanding the other provisions of this Section 9, except as otherwise required by law, the Fund shall not redeem any TFP Shares or other series of Preferred Shares unless all accumulated and unpaid dividends and other distributions on all Outstanding TFP Shares and shares of other series of Preferred Shares for all applicable past Dividend Periods (or the equivalent for other series of Preferred Shares) (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares for the payment of such dividends and other distributions) shall have been or are contemporaneously deposited with the Tender and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding TFP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding TFP Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid.

(e) Absence of Funds Available for Redemption. To the extent that any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. A failure to redeem TFP Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been sent; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (i) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (ii) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed TFP Shares for which a Notice of Redemption has been provided, dividends shall be declared and paid on TFP Shares in accordance with and subject to the conditions of this Statement and shall be included in the Redemption Price in respect of those TFP Shares for which a Notice of Redemption has been provided.

(f) Tender and Paying Agent as Trustee of Redemption Payments by Fund. All moneys paid to the Tender and Paying Agent for payment of the Redemption Price of TFP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of shares so to be redeemed or returned to the Fund in accordance with paragraph (g) below.

(g) Deposit with the Tender and Paying Agent; TFP Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 9 in accordance with the Supplement for the Mode then in effect, the Fund shall irrevocably deposit with the Tender and Paying Agent in accordance with the Supplement for the Mode then in effect an aggregate amount of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the TFP Shares that are subject to such notice. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 9, upon the deposit with the Tender and Paying Agent of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the TFP Shares that are the subject of such notice, dividends on such shares shall cease to accumulate, except as included in the Redemption Price, and such shares shall no longer be deemed to be Outstanding, for

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any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in the Supplement for the Mode then in effect. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Tender and Paying Agent to the Holders of TFP Shares subject to redemption. In the case that fewer than all of the TFP Shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Tender and Paying Agent, promptly after the date fixed for redemption, any Deposit Securities deposited with the Tender and Paying Agent in excess of (i) the aggregate Redemption Price of the TFP Shares called for redemption on such date and (ii) all other amounts to which Holders of TFP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of TFP Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

(h) Compliance With Applicable Law. In effecting any redemption pursuant to this Section 9, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(i) Only Whole TFP Shares May Be Redeemed. In the case of any redemption pursuant to this Section 9, only whole TFP Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Tender and Paying Agent shall be authorized to round up so that only whole shares are redeemed.

(j) Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 9, the Fund may, in its sole discretion, modify the procedures set forth above and in the Supplement with respect to notification of redemption for the TFP Shares; provided, that such modification does not materially and adversely affect the Holders of the TFP Shares or cause the Fund to violate any law, rule or regulation; and provided further that no such modification shall in any way alter the obligations of the Tender and Paying Agent without its prior written consent.

(k) Term Redemption Liquidity Account and Liquidity Requirement. (i) (i) At least six months prior to the Term Redemption Date, the Fund shall cause the Custodian to earmark, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of the Outstanding TFP Shares. If, during the six-month period, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than 110% of the Liquidation Preference of the Outstanding TFP Shares, then the Fund shall cause the Custodian and the Investment Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to 110% of the Liquidation Preference of the Outstanding TFP Shares not later than the close of

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business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund earmarked as Liquidity Account Investments at the close of business on such date have a Market Value at least equal to 110% of the Liquidation Preference of the Outstanding TFP Shares and (y) the assets of the Fund designated and earmarked as Deposit Securities at the close of business on such date have a Market Value at least equal to the Liquidity Requirement (if any) determined in accordance with paragraph (ii) below with respect to the Outstanding TFP Shares for such date. The Fund shall cause the Custodian not to permit, and the Fund shall otherwise not permit, any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances permitted under the Credit Facility, arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(ii) The Market Value of the Deposit Securities held in the Liquidity Account, from and after the day (or, if such day is not a Business Day, the next succeeding Business Day) preceding the Term Redemption Date specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference for the Outstanding TFP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of subsection (iii) below:

Number of Days Preceding the Term Redemption Date	Market Value of Deposit Securities as Percentage of Liquidation Preference
75	20%
60	40%
45	60%
30	80%
15	100%

(iii) If the aggregate Market Value of the Deposit Securities included in the Liquidity Account as of the close of business on any Business Day is less than the Liquidity Requirement in respect of the Outstanding TFP Shares for such Business Day, then the Fund shall cause the earmarking of additional or substitute Deposit Securities in respect of the Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account is at least equal to the Liquidity Requirement for the Outstanding TFP Shares not later than the close of business on the next succeeding Business Day.

(iv) The Deposit Securities included in the Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Redemption Price for the Outstanding TFP Shares. Upon the deposit by the Fund with the Tender and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding TFP Shares on the Term Redemption Date for the Outstanding TFP Shares, the requirement of the Fund to maintain a Liquidity Account for the Outstanding TFP Shares as contemplated by this Section 9(k) shall lapse and be of no further force and effect.

10. Liquidation Rights.

(a) Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of TFP Shares then Outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the TFP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including)

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the date of final distribution in same day funds. After the payment to the Holders of the TFP Shares of the full preferential amounts provided for in this paragraph (a), the Holders of TFP Shares as such shall have no right or claim to any of the remaining assets of the Fund.

(b) Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of TFP Shares upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 10, no such distribution shall be made on account of TFP or any shares of any other class or series of Preferred Shares ranking on a parity with the TFP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the TFP Shares, ratably, in proportion to the full distributable amounts for which holders of TFP Shares and all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(c) Rights of Junior Shares. Subject to the rights of the holders of shares of any other series or class or classes of shares ranking on a parity with the TFP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the TFP Shares as provided in paragraph (a) of this Section 10, but not prior thereto, any other series or class or classes of shares ranking junior to the TFP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the TFP Shares shall not be entitled to share therein.

(d) Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 10.

11. Miscellaneous.

(a) Amendment of or Supplements to this Statement. Subject to Section 4 hereof, in addition to adopting a Supplement or Supplements in accordance with Section 3 hereof, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise required by applicable law or any applicable Supplement), amend or supplement this Statement including any Supplement hereto, to (1) provide for the issuance of additional TFP Shares (and terms relating thereto), each such additional TFP Share to be governed by the terms of this Statement as so amended or supplemented, or (2) reflect any amendments or supplements to this Statement including amendments to any Supplement hereto made in accordance with Section 4(c)(i) hereto. Furthermore, subject only to the immediately preceding sentence, for purposes of any provision of this Statement that purports to limit the right of the Fund or the Board of Trustees to take any action with respect to this Statement or the TFP Shares, no amendment or supplement to a Supplement adopted for a Mode shall be considered to affect the rights and preferences of the TFP Shares or any Holder or Beneficial Owner thereof as in effect for any preceding or succeeding Mode.

(b) No Fractional Shares. No fractional TFP Shares shall be issued.

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(c) Status of TFP Shares Redeemed, Exchanged or Otherwise Acquired by the Fund. TFP Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series; provided, however, that any TFP Shares which are provisionally delivered by the Fund to or for the account of an agent of the Fund or to or for the account of a purchaser of such TFP Shares, but for which final payment is not received by the Fund, shall return to the status of authorized and unissued TFP Shares.

(d) Treatment of TFP Shares as Stock. Each Holder and Beneficial Owner, by virtue of acquiring TFP Shares or any beneficial interest therein, is deemed to have agreed, for U.S. federal income tax purposes, to treat the TFP Shares as stock in the Fund.

(e) Board May Resolve Ambiguities. To the extent permitted by applicable law, without shareholder approval, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect.

(f) Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

(g) Notices. All notices or communications, unless otherwise specified in the by-laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or mailed by first-class mail, postage prepaid. Any notice given to Holders or Beneficial Owners in accordance with the terms hereof or the applicable Supplement will be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice.

12. Transfers.

(a) Unless otherwise permitted by the Fund, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of TFP Shares only in whole shares and only as permitted by the terms of the Supplement for the Mode then in effect. The Fund has not registered the TFP Shares under the Securities Act. Accordingly, the TFP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to persons the seller reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision or any exemption from registration available and otherwise in accordance with the legend set forth on the face of the TFP Shares and the applicable Supplement.

(b) If at any time the Fund is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to Holders and Beneficial Owners of TFP Shares and prospective purchasers of TFP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

13. Global Certificate.

So long as any TFP Share shall be represented by one or more global certificates registered in the name of the Securities Depository or its nominee, no registration of transfer of such TFP Share

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shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

14. Termination.

In the event that all of the TFP Shares have been redeemed in accordance with this Statement and the applicable Supplement, all rights and preferences of the TFP Shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement and the applicable Supplement shall terminate.

[Signature Page Begins on the Following Page]

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IN WITNESS WHEREOF, Nuveen Floating Rate Income Fund, having duly adopted this Statement, has caused these presents to be signed as of [•], in its name and on its behalf by its Chief Administrative Officer and attested by its Vice President and Secretary. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and such officers of the Fund have executed this Statement as officers and not individually, and the obligations of the Fund set forth in this Statement are not binding upon any such officers, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN FLOATING RATE INCOME FUND

By:
Name: David J. Lamb
Title: Chief Administrative Officer

ATTEST:

Name: Mark L. Winget
Title: Vice President and Secretary

Signature Page to Statement (JFR Series [•] TFP)

APPENDIX A-2

NUVEEN FLOATING RATE INCOME FUND

SUPPLEMENT TO THE STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF SERIES [•] TAXABLE FUND PREFERRED SHARES INITIALLY DESIGNATING THE VARIABLE RATE MODE FOR THE SERIES [●] TAXABLE FUND PREFERRED SHARES

(JFR SERIES [●] TFP)

1

NUVEEN FLOATING RATE INCOME FUND

SUPPLEMENT TO THE STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF SERIES [•] TAXABLE FUND PREFERRED SHARES INITIALLY DESIGNATING THE VARIABLE RATE MODE FOR THE SERIES [•] TAXABLE FUND PREFERRED SHARES

This Supplement to the Statement Establishing and Fixing the Rights and Preferences of Series [•] Taxable Fund Preferred Shares Initially Designating the Variable Rate Mode for the Series [•] Taxable Fund Preferred Shares (this “Supplement”) designates the Initial Mode (as defined below) as a Variable Rate Mode for the Series [•] Taxable Fund Preferred Shares of Nuveen Floating Rate Income Fund (the “Fund”). This Supplement establishes, pursuant to Section 3 of the Statement Establishing and Fixing the Rights and Preferences of Series [•] Taxable Fund Preferred Shares, effective [•] (the “Statement”), the additional or different terms and conditions of the Series [•] Taxable Fund Preferred Shares for the Variable Rate Mode (as defined below) commencing on the Mode Commencement Date (as defined below) and ending on the Mode Termination Date (as defined below) (subject to early transition or extension in accordance with Article 3 below).

ARTICLE 1

DEFINITIONS

1.1. Definitions. Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the Statement. The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Accelerated Expiration Date” means, unless otherwise agreed in writing by the Fund and the Required Beneficial Owners: (i) in the case of a Mandatory Early Transition pursuant to Section 3.4(a), a Business Day not less than 179 calendar days following the Accelerated Transition Notice Date as specified by the Purchaser by notice in writing to the Fund in accordance with the Purchase Agreement; or (ii) in the case of a Mandatory Early Transition pursuant to Section 3.4(c), the first Business Day occurring on or after the date of the Credit Facility Event triggered by the Fund; or (iii) in the case of a Mandatory Early Transition pursuant to Section 3.4(d), the first Business Day (that is a Business Day not less than 179 calendar days following the date of the failure to agree to extend the Credit Facility within the timing contemplated under the Credit Facility) occurring on or after the Credit Facility Maturity Date.

“Accelerated Transition Notice Date” means, if applicable, the Business Day on which the Fund receives written notice from the Purchaser in accordance with the Purchase Agreement to commence an Accelerated Transition Period pursuant to Section 3.4(a) and all other conditions to the occurrence of the Accelerated Transition Notice Date under the Purchase Agreement are satisfied; provided that, the Accelerated Transition Notice Date shall not be a date prior to the Business Day that the Fund receives notice of termination from the Bank in accordance with the terms of the Credit Facility or, in the case of an Event of Default specified in clause (l) of Article VIII of the Credit Facility, the date of termination of the Commitment.

“Accelerated Transition Period” means the period commencing on the Accelerated Transition Notice Date and ending on the earliest to occur of (i) a successful Transition Remarketing, (ii) no TFP Shares being Outstanding or (iii) the Accelerated Expiration Date.

“Agent Member” has the meaning set forth in the Statement.

“Alternative Accelerated Transition Period Dividend Rate” means, with respect to any Dividend Reset Period (or portion thereof) occurring during the Accelerated Transition Period, if any, triggered by a Credit

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Facility Event of Default Termination Event, the Index Rate for such Dividend Reset Period (or portion thereof) plus the Alternative Applicable Spread for such Dividend Reset Period (or portion thereof); provided, however, that, with respect to any Increased Rate Period (or any portion of a Dividend Reset Period to which the Increased Rate otherwise applies), the Alternative Accelerated Transition Period Dividend Rate shall mean the Increased Rate for such Increased Rate Period (or such portion of a Dividend Reset Period); and provided further, that the Alternative Accelerated Transition Period Dividend Rate for any Dividend Reset Period (or portion thereof) shall in no event exceed the Maximum Rate.

“Alternative Applicable Spread” means, for each Dividend Reset Period or portion thereof occurring while the Accelerated Transition Period, if any, triggered by a Credit Facility Event of Default Termination Event has occurred and is continuing: 200 basis points (2.00%) (up to 59 days of the continued Accelerated Transition Period), 225 basis points (2.25%) (60 days but fewer than 90 days of the continued Accelerated Transition Period), 250 basis points (2.50%) (90 days but fewer than 120 days of the continued Accelerated Transition Period), 275 basis points (2.75%) (120 days but fewer than 150 days of the continued Accelerated Transition Period), 300 basis points (3.00%) (150 days but fewer than 180 days of the Accelerated Transition Period), and 400 basis points (4.00%) (180 days or more of the continued Accelerated Transition Period).

“Applicable Spread” means, with respect to any Dividend Reset Period, the percentage per annum set forth opposite the highest applicable credit rating most recently assigned to the TFP Shares by any Rating Agency in the table set forth directly below on the Rate Determination Date for such Dividend Reset Period; provided, however, that the “Applicable Spread” shall not apply for any Dividend Reset Period or portion thereof for which the Alternative Accelerated Transition Period Dividend Rate is in effect; provided, further, however, that, if the TFP Shares are not assigned a credit rating by any Rating Agency on the Rate Determination Date for such Dividend Reset Period as a result of each Rating Agency ceasing to rate taxable closed-end management investment companies generally, and such condition shall be continuing for more than 60 calendar days, “Applicable Spread” means, with respect to such Dividend Reset Period, (a) the percentage per annum in such table directly below the percentage per annum set forth opposite the highest applicable credit rating most recently assigned to the TFP Shares by any Rating Agency in such table prior to such Rate Determination Date, or (b) [•]% per annum if such percentage per annum set forth opposite such highest applicable credit rating is [•]% per annum.

Long Term Ratings*
Moody’s	Applicable Percentage**
Aaa to A3	[•]%
Baa1 to Baa3	[•]%
*And/or the equivalent ratings of another Rating Agency then rating the TFP Shares utilizing the highest of the ratings of the Rating Agencies then rating the TFP Shares.	**Unless an Increased Rate Period is in effect, in which case the Applicable Spread shall be [•]% for such Increased Rate Period.

“Asset Coverage” has the meaning set forth in the Statement.

“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage of at least 225% as of the close of business on a Business Day (as required by Section 2.2(a)), the date that is thirty (30) calendar days following such Business Day.

“Bank” means [•].

“Below Investment Grade” means as of any date, the following ratings with respect to each Rating Agency (to the extent it is a Rating Agency on such date):

(i) lower than Baa3 in the case of Moody’s; and

(ii) lower than an equivalent long-term credit rating to that set forth in clause (i), in the case of any other Rating Agency.

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“Beneficial Owner” has the meaning set forth in the Statement.

“Business Day” has the meaning set forth in the Statement.

“Closed-End Funds” has the meaning set forth in Section 2.10.

“Code” has the meaning set forth in the Statement.

“Credit Facility” means the secured revolving credit facility agreement, dated [•], entered into between the Bank and the Fund, as borrower, as it may be amended or modified from time to time.

“Credit Facility Event” means: (i) the termination of the Credit Facility by the Bank upon not less than 179 calendar days’ notice in accordance with the terms of the Credit Facility; or (ii) a Credit Facility NAV Decline Termination Event; or (iii) a Credit Facility Event of Default Termination Event; or (iv) termination of the Credit Facility by the Fund upon notice in accordance with the terms of the Credit Facility; or (v) the removal by the Fund of the Bank as a lender under the Credit Facility in accordance with the terms of the Credit Facility; or (vi) the maturity of the Credit Facility due to a failure to extend the tenor in accordance with the terms of the Credit Facility.

“Credit Facility Event of Default Termination Event” means the termination of the Commitment (as defined in the Credit Facility) in accordance with the terms of the Credit Facility as a result of the occurrence and continuation of an Event of Default (as defined in the Credit Facility).

“Credit Facility Maturity Date” means the date on which the Credit Facility matures due to a failure to extend the tenor in accordance with the terms of the Credit Facility.

“Credit Facility NAV Decline Termination Event” means the termination of the Credit Facility by the Bank upon notice in accordance with the terms of the Credit Facility after the occurrence of an NAV Decline Event (as defined in the Credit Facility).

“Custodian” has the meaning set forth in the Statement.

“Declaration” has the meaning set forth in the Statement.

“Deposit Securities” has the meaning set forth in the Statement.

“Dividend Default” has the meaning set forth in Section 2.1(f)(i).

“Dividend Payment Date” means (i) the first Business Day of each calendar month, commencing [•], (ii) the first Business Day following the last day of the Initial Mode (and, if such date is designated a New Mode Commencement Date, the date, if any, to which it shall have been postponed in accordance with Section 3.3(e)), and (iii) each other date designated for the payment of dividends in accordance with this Supplement, including, as applicable, any Special Dividend Payment Date.

“Dividend Period” means, with respect to any Dividend Payment Date, (i) in the case of the first Dividend Payment Date, the period from and including the Mode Commencement Date to and including [•], and (ii) for each subsequent Dividend Payment Date, (a) for each regular monthly Dividend Payment Date following a regular monthly Dividend Payment Date, the period from and including the first calendar day of the month ending immediately preceding the month in which the current Dividend Payment Date falls to and including the last calendar day of such month, (b) for each regular monthly Dividend Payment Date following a Special Dividend Payment Date, the period from and including the Special Dividend Payment Date to and including the last calendar day of the month immediately preceding the month in which the current Dividend Payment Date

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falls, (c) for each Special Dividend Payment Date following a regular monthly Dividend Payment Date, the period from and including the first calendar day of the month in which such regular monthly Dividend Payment Date falls to but excluding the Special Dividend Payment Date and (d) for each Special Dividend Payment Date following another Special Dividend Payment Date, the period from and including the prior Special Dividend Payment Date to but excluding the current Special Dividend Payment Date. Notwithstanding the foregoing, the final Dividend Period in the Initial Mode shall end on and include the last calendar day of the Initial Mode.

“Dividend Rate” means, with respect to any Dividend Reset Period, (i) the Index Rate for the Initial Dividend Reset Period plus the Applicable Spread for such Dividend Reset Period and (ii) for each Subsequent Dividend Reset Period, the Index Rate in effect as of the Dividend Reset Date constituting the first day of such Dividend Reset Period plus the Applicable Spread for such Dividend Reset Period; provided, however, that, with respect to any Increased Rate Period, the Dividend Rate shall mean the Increased Rate for such Increased Rate Period; provided further, that, with respect to any Dividend Reset Period (or portion thereof) occurring during the Accelerated Transition Period, if any, triggered by a Credit Facility Event of Default Termination Event, the Dividend Rate shall mean the Alternative Accelerated Transition Period Dividend Rate; and provided further, that the Dividend Rate for any Dividend Reset Period (or portion thereof) shall in no event exceed the Maximum Rate.

“Dividend Reset Date” means (i) the Mode Commencement Date and (ii) thereafter, the first day of each Dividend Reset Period.

“Dividend Reset Period” means the Initial Dividend Reset Period and any Subsequent Dividend Reset Period.

“Effective Leverage Ratio” has the meaning set forth in Section 2.2(d).

“Effective Leverage Ratio Cure Date” has the meaning set forth in Section 2.3(c)(ii)(A).

“Electronic Means” has the meaning set forth in the Statement.

“Failed Transition Event” means that either (i) the Transition Notice required by Section 3.3(e) states that the Transition Remarketing Agent was unable to successfully remarket all of the TFP Shares to be purchased on the New Mode Commencement Date at the Purchase Price or (ii) the remarketing proceeds for any tendered TFP Shares are not received for any reason (x) by the Tender and Paying Agent by 4:30 p.m., New York City timeor (y) if payment is made directly to the Beneficial Owners, by the Beneficial Owners by 5:00 p.m., New York City time, subject to the proviso in Section 3.3(e), in each case, on the New Mode Commencement Date, or (iii) the Fund has otherwise been unsuccessful in establishing a new Mode to succeed the Initial Mode (in each of which cases the related TFP Shares will be treated as not having been successfully remarketed).

“Failed Transition Redemption Date” means not later than the third Business Day following the earlier to occur of (i) the New Mode Commencement Date immediately following the Accelerated Expiration Date, if applicable, (ii) the Optional Early Expiration Date, if applicable, and (iii) [•], in each case, only if a Failed Transition Event shall have occurred and be continuing as of such date.

“Fund” has the meaning set forth in the preamble to this Supplement.

“Holder” has the meaning set forth in the Statement.

“Increased Rate” means, for any Increased Rate Period, the Index Rate for such Increased Rate Period plus an Applicable Spread of [•]%.

“Increased Rate Period” has the meaning set forth in Section 2.1(f)(i).

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“Index Rate” means, with respect to any Dividend Reset Period or portion thereof, One-Month Term SOFR, as determined for such Dividend Reset Period or portion thereof.

If the Index Rate in respect of any Dividend Reset Period would otherwise be less than zero (0), then the Index Rate for such Dividend Reset Period will be deemed to be zero (0).

“Initial Dividend Reset Period” means the period commencing on, and including the Mode Commencement Date, and ending on, and including, [•].

“Initial Mode” means the Variable Rate Mode designated by this Supplement for the period commencing on the Mode Commencement Date and ending on the Mode Termination Date.

“Investment Adviser” has the meaning set forth in the Statement.

“Liquidation Preference” has the meaning set forth in the Statement.

“Mandatory Early Transition” means an early Mode transition pursuant to Section 3.4(a), Section 3.4(c) or Section 3.4(d).

“Mandatory Redemption Date” has the meaning set forth in Section 2.3(c)(iii).

“Mandatory Tender” means the mandatory tender of all TFP Shares by the Beneficial Owners thereof for Transition Remarketing and purchase on the New Mode Commencement Date.

“Market Value” has the meaning set forth in the Statement.

“Maximum Rate” means 15% per annum.

“Mode” has the meaning set forth in the Statement.

“Mode Commencement Date” means [•].

“Mode Extension/Change Notice” has the meaning set forth in Section 3.2(a).

“Mode Termination Date” means the earliest of (i) the Accelerated Expiration Date, in the case of a successful transition to a new Mode pursuant to Section 3.4, (ii) the Optional Early Expiration Date, in the case of a successful transition to a new Mode pursuant to Section 3.5, (iii) [•], or, if such day is not a Business Day, the next succeeding Business Day, in the event of a successful transition to a new Mode upon expiration of the Initial Mode, or the date to which such date is extended upon extension of the Initial Mode, and (iv) the Failed Transition Redemption Date.

“Moody’s” has the meaning set forth in the Statement.

“New Mode Commencement Date” has the meaning set forth in Section 3.1(a).

“Notice of Redemption” has the meaning set forth in Section 2.3(e)(i).

“NRSRO” has the meaning set forth in the Statement.

“Nuveen Person” means the Investment Adviser or any affiliated person of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a redemption or purchase of the TFP Shares which are to be cancelled within ten (10) days of purchase by the Fund).

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“One-Month Term SOFR” means, with respect to any Dividend Reset Period, the Term SOFR Reference Rate as published by the Term SOFR Administrator prior to 5:00 p.m., New York City time, on the Rate Determination Date for such Dividend Reset Period; provided, however, that (i) if as of 5:00 p.m., New York City time, on any Rate Determination Date, the Term SOFR Reference Rate has not been published by the Term SOFR Administrator, and One-Month Term SOFR has not been replaced pursuant to the terms of this Supplement, then One-Month Term SOFR will be the Term SOFR Reference Rate as published by the Term SOFR Administrator on the first U.S. Government Securities Business Day preceding the Rate Determination Date for which the Term SOFR Reference Rate was published by the Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Rate Determination Date or (ii) if such Term SOFR Reference Rate is not so published on any of such U.S. Government Securities Business Days, then One-Month Term SOFR will be the Term SOFR Reference Rate as in effect on the previous Dividend Reset Date.

Notwithstanding the foregoing, if the Fund determines that adequate and reasonable methods no longer exist for ascertaining One-Month Term SOFR, the Fund shall replace One-Month Term SOFR with a substitute or successor rate that it determines in good faith to be a reasonably comparable index rate, provided that if the Fund determines that it is required to replace One-Month Term SOFR and there is an industry accepted substitute or successor index rate, the Fund shall replace One-Month Term SOFR with such index rate, and, without shareholder approval, amend or supplement this Supplement as provided in Section 2.9 of this Supplement accordingly to implement such replacement, including any conforming changes to tenor and/or spread adjustments, as necessary.

“Optional Early Expiration Date” has the meaning as set forth in Section 3.5(a).

“Optional Early Transition” has the meaning as set forth in Section 3.5(a).

“Optional Redemption Date” has the meaning as set forth in Section 2.3(d)(i).

“Outstanding” has the meaning set forth in the Statement.

“Person” has the meaning set forth in the Statement.

“Preferred Shares” has the meaning set forth in the Statement.

“Purchase Agreement” means the Initial Series [•] Taxable Fund Preferred Shares (TFP) Purchase Agreement dated as of [•], as amended, between the Fund and The Toronto-Dominion Bank, New York Branch.

“Purchase Price” means an amount equal to the Liquidation Preference of each TFP Share to be purchased on the New Mode Commencement Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the New Mode Commencement Date.

“Purchaser” means The Toronto-Dominion Bank, New York Branch, as the initial purchaser of the TFP Shares pursuant to the Purchase Agreement.

“Rate Determination Date” means, (a) with respect to the Initial Dividend Reset Period for the TFP Shares, [•] and, (b) with respect to any Subsequent Dividend Reset Period, the date that is two U.S. Government Securities Business Days preceding the Dividend Reset Date for such Subsequent Dividend Reset Period.

“Rating Agencies” means, as of any date, (i) Moody’s and (ii) any other NRSRO designated as a Rating Agency on such date in accordance with Section 2.4, in each case above, to the extent it maintains a rating on the TFP Shares on such date and the Board of Trustees has not terminated its designation as a Rating Agency in accordance with Section 2.4. Moody’s has initially been designated as the Rating Agency for purposes of the

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TFP Shares. In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of the TFP Shares and such Rating Agency has been replaced by another Rating Agency in accordance with Section 2.4, any references to any credit rating of such replaced Rating Agency in this Supplement shall be deleted for purposes hereof as provided below and shall be deemed instead to be references to the equivalent credit rating of the other Rating Agency that has replaced such Rating Agency using the most recent published credit ratings for the TFP Shares of such replacement Rating Agency or (ii) designates a new rating definition for any credit rating of such Rating Agency with a corresponding replacement rating definition for such credit rating of such Rating Agency, any references to such replaced rating definition of such Rating Agency contained in this Supplement shall instead be deemed to be references to such corresponding replacement rating definition. Notwithstanding anything to the contrary in Section 6 of the Statement, in the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of the TFP Shares is terminated in accordance with Section 2.4, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Supplement for the TFP Shares, shall be disregarded, and only the ratings of the then-designated Rating Agencies for the TFP Shares shall be taken into account for purposes of this Supplement, provided that, for purposes of determining the Dividend Rate applicable to a Dividend Reset Period, any designation of a Rating Agency after the Rate Determination Date for such Dividend Reset Period will take effect on or as of the next succeeding Rate Determination Date.

“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to the TFP Shares.

“Ratings Event” has the meaning set forth in Section 2.1(f)(i).

“Redemption Date” has the meaning set forth in Section 2.3(e)(i) and includes, as applicable, the Term Redemption Date, a Failed Transition Redemption Date, any Mandatory Redemption Date or any Optional Redemption Date.

“Redemption Default” has the meaning set forth in Section 2.1(f)(i).

“Redemption Price” means, for each TFP Share to be redeemed pursuant to Section 2.3, a price per share equal to (x) the Liquidation Preference per TFP Share plus (y) an amount equal to all unpaid dividends and other distributions on such TFP Share accumulated from and including the Date of Original Issue of such TFP Share to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but without interest thereon, and subject to Section 2.3(e)(vi)).

“Required Beneficial Owners” means the Beneficial Owners of 100% of the Outstanding TFP Shares.

“Retention Transition” has the meaning as set forth in Section 3.3(c).

“Securities Depository” has the meaning set forth in the Statement.

“SOFR” means the Secured Overnight Financing Rate administered by the Federal Reserve Bank of New York (or any successor administrator).

“Special Dividend Payment Date” has the meaning set forth in Section 2.1(g).

“Statement” has the meaning set forth in the preamble to this Supplement.

“Subsequent Dividend Reset Period” means the period from and including the first calendar day of the month following the Initial Dividend Reset Period to and including the last calendar day of such month and each subsequent period from and including the first calendar day of the month to and including the last calendar day of the month. Notwithstanding the foregoing, the final Dividend Reset Period in the Initial Mode shall end on and include the last calendar day of the Initial Mode.

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“Supplement” has the meaning set forth in the preamble to this Supplement.

“Taxable Fund Preferred Shares” or “TFP Shares” has the meaning set forth in the Statement and as used in this Supplement refers only to the Series [•] Taxable Fund Preferred Shares.

“Tender and Paying Agent” means The Bank of New York Mellon and its successors or any other tender and paying agent appointed by the Fund with respect to the TFP Shares.

“Tender and Paying Agent Agreement” means, with respect to the TFP Shares, the Tender and Paying Agent Agreement to be dated as of [•], by and between the Fund and the Tender and Paying Agent, and as the same may be amended, restated or modified from time to time, or any similar agreement between the Fund and any other tender and paying agent appointed by the Fund.

“Term Redemption Date” has the meaning set forth in the Statement.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (or any successor administrator).

“Term SOFR Reference Rate” means the forward-looking term rate for a tenor of one month administered by the Term SOFR Administrator based on SOFR.

“Transition Notice” has the meaning set forth in Section 3.3(e).

“Transition Remarketing” means the remarketing of the TFP Shares by the Transition Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to the Mandatory Tender in connection with the transition from the Initial Mode to a new Mode.

“Transition Remarketing Agent” means the entity or entities appointed as such by the Fund to conduct the Transition Remarketing.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“Variable Rate Mode” means the Mode established for the TFP Shares by the terms and conditions of the Statement as modified by this Supplement.

1.2. Interpretation. (a) The headings preceding the text of Sections included in this Supplement are for convenience only and shall not be deemed part of this Supplement or be given any effect in interpreting this Supplement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Supplement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Supplement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. References to Sections shall refer to those portions of this Supplement, unless otherwise provided. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Supplement as a whole and not to any particular Article, Section or clause of this Supplement.

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(b) Subject to Section 3(e) of the Statement, the terms and conditions of the TFP Shares set forth in this Supplement supersede the terms of the Statement, to the extent inconsistent therewith, for the Initial Mode.

(c) This Supplement shall be effective on the Mode Commencement Date.

ARTICLE 2

TERMS APPLICABLE TO THE SERIES [•] TAXABLE FUND PREFERRED SHARES FOR

THE INITIAL MODE

The TFP Shares shall have the following terms for the Initial Mode:

2.1. Dividends and Distributions.

(a) Applicable Rates. The amount of dividends per share payable on TFP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Dividend Reset Period (or portion thereof) in the related Dividend Period. The amount of dividends per share accumulated for each such Dividend Reset Period (or portion thereof) shall be computed by (i) multiplying the Dividend Rate in effect for TFP Shares for such Dividend Reset Period (or portion thereof) by a fraction, the numerator of which shall be the actual number of days in such Dividend Reset Period (or portion thereof) and the denominator of which shall be 360 and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for a TFP Share. The Dividend Rate shall be adjusted to the Increased Rate for each Increased Rate Period as provided in Section 2.1(f) below. For each Dividend Reset Period (or portion thereof) occurring during the Accelerated Transition Period, if any, triggered by a Credit Facility Event of Default Termination Event, the Dividend Rate shall be the Alternative Accelerated Transition Period Dividend Rate. Dollar amounts resulting from the calculation of dividends will be rounded to the nearest cent, with one-half cent being rounded upward.

(b) Dividend Declaration and Entitlement. Dividends on TFP Shares with respect to any Dividend Period shall be declared to the Holders of the TFP Shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period and shall be paid as provided in Section 2.1(e) hereof. In connection with any transfer of TFP Shares, the transferor shall, subject to any agreement between the transferor and transferee, transfer to the transferee the transferor’s right to receive from the Fund any unpaid dividends so declared for each day prior to the transferee becoming the Holder or Beneficial Owner, as applicable, of the TFP Shares in consideration of a portion of the purchase price for such TFP Shares paid by the transferee.

(c) Dividend Payment by Fund to Tender and Paying Agent. Not later than 5:00 p.m., New York City time, on the Business Day immediately preceding each Dividend Payment Date, the Fund shall deposit with the Tender and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and other distributions, if any, that are payable on such Dividend Payment Date in respect of the TFP Shares. The Fund may direct the Tender and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities so deposited prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

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(d) Tender and Paying Agent as Trustee of Dividend Payments by Fund. All Deposit Securities deposited with the Tender and Paying Agent for the payment of dividends and other distributions, if any, payable on TFP Shares shall be held in trust for the payment of such dividends and other distributions by the Tender and Paying Agent for the benefit of the Holders of the TFP Shares entitled to the payment of such dividends and other distributions pursuant to Section 2.1(e). Any moneys paid to the Tender and Paying Agent in accordance with the foregoing but not applied by the Tender and Paying Agent to the payment of dividends and other distributions, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

(e) Dividends Paid to Holders. Dividends on the TFP Shares shall be paid on each Dividend Payment Date to the Holders of the TFP Shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or, if such day is not a Business Day, the next preceding Business Day). Dividends in arrears on TFP Shares for any past Dividend Period may be declared (to the extent not previously declared) and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of the TFP Shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments of other distributions on TFP Shares which may be in arrears.

(f) Increased Rate. (i) The Dividend Rate shall be adjusted to the Increased Rate for each Increased Rate Period. An “Increased Rate Period” shall commence (A) on a Dividend Payment Date if the Fund has failed (as a result of complying with Section 7(a) of the Statement or otherwise) to deposit with the Tender and Paying Agent by 12:00 noon, New York City time, on such Dividend Payment Date, Deposit Securities that will provide funds available to the Tender and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on the TFP Shares payable on such Dividend Payment Date (a “Dividend Default”), and continue to, but excluding, the Business Day on which such Dividend Default has ended as contemplated by Section 2.1(f)(ii); (B) on an applicable Redemption Date for the TFP Shares (or any thereof) if the Fund has failed (as a result of complying with Section 7(a) of the Statement or otherwise) to deposit with the Tender and Paying Agent by 12:00 noon, New York City time, on such Redemption Date, Deposit Securities that will provide funds available to the Tender and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such TFP Shares on such Redemption Date (a “Redemption Default”), and continue to, but exclude, the Business Day on which such Redemption Default has ended as contemplated by Section 2.1(f)(ii); (C) on the Business Day on which the Board of Trustees has terminated the designation of a Rating Agency without complying with the requirements of Section 2.4, and the TFP Shares are not then rated by a Rating Agency, and continue to, but excluding, the Business Day on which compliance with Section 2.4 is restored; or (D) on the Business Day on which a Ratings Event (as defined below) has occurred with respect to the TFP Shares and continue to, but excluding, the Business Day on which such Ratings Event has ended. A “Ratings Event” will be deemed to exist with respect to the TFP Shares at any time the TFP Shares have a long-term credit rating from all of the Rating Agencies designated at such time that is Below Investment Grade. In no event shall an Increased Rate be cumulative, notwithstanding the existence of and continuation of multiple conditions giving rise to an Increased Rate Period.

(ii) A Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and other distributions on the TFP

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Shares and any unpaid Redemption Price on the TFP Shares (or any thereof, as applicable) shall have been deposited irrevocably in trust in same-day funds with the Tender and Paying Agent.

(g) Special Dividend Payment Dates. Notwithstanding the foregoing, the Fund in its discretion may establish a Dividend Payment Date (each, a “Special Dividend Payment Date”) in addition to the monthly Dividend Payment Dates; provided, that any such Special Dividend Payment Date shall be a Business Day.

2.2. Coverage & Leverage Tests.

(a) Asset Coverage Requirement. For so long as any TFP Shares are Outstanding during the Initial Mode, the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of the close of business on any Business Day, the provisions of Section 2.3(c)(i) shall apply, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.2(a).

(b) Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 2.2(a) are satisfied, (i) no TFP Shares or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.2(a) if, prior to or concurrently with such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such shares or other Preferred Shares) to pay the full redemption price for such shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the TFP Shares or other Preferred Shares and the requisite notice of redemption for such shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been given, and (ii) the Deposit Securities or other sufficient funds that shall have been so deposited with the applicable paying agent shall not be included as assets of the Fund for purposes of such computation.

(c) Effective Leverage Ratio Requirement. For so long as TFP Shares are Outstanding during the Initial Mode, the Effective Leverage Ratio shall not exceed 45% (or 46% solely by reason of fluctuations in the market value of the Fund’s portfolio securities) as of the close of business on any Business Day. If the Effective Leverage Ratio shall exceed the applicable percentage provided in the preceding sentence as of the close of business on any Business Day, the provisions of Section 2.3(c)(ii) shall apply, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.2(c).

(d) Calculation of Effective Leverage Ratio. For purposes of determining whether the requirements of Section 2.2(c) are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i) The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); (C) the aggregate amount of the purchase price component payable for a repurchase under reverse repurchase agreements entered into by the Fund; and (D) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

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(ii) The sum of (A) the Market Value of the Fund’s total assets (including amounts attributable to senior securities but excluding any assets consisting of Deposit Securities or funds referred to in clause (A) of Section 2.2(d)(i) above), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness); (B) the aggregate amount of the purchase price component payable for a repurchase under reverse repurchase agreements entered into by the Fund; and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

2.3. Redemption. The TFP Shares shall be subject to redemption by the Fund as provided below:

(a) Term Redemption. The Fund shall redeem all Outstanding TFP Shares on the Term Redemption Date as provided in the Statement.

(b) Failed Transition Redemption. The Fund shall redeem all Outstanding TFP Shares on the Failed Transition Redemption Date, if any, if a Failed Transition Event has occurred and is continuing as of such date, at a price per TFP Share equal to the Redemption Price.

(c) Asset Coverage and Effective Leverage Ratio Mandatory Redemption.

(i) Asset Coverage Mandatory Redemption.

(A) If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.2(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.2(a) and such failure is not cured as of the Asset Coverage Cure Date other than as a result of the redemption required by this Section 2.3(c)(i), the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, by the close of business on the Business Day next following such Asset Coverage Cure Date, cause a notice of redemption to be issued, and cause to be deposited Deposit Securities or other sufficient funds in trust with the Tender and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of TFP Shares, to enable it to meet the requirements of Section 2.3(c)(i)(B). In the event that any TFP Shares then Outstanding are to be redeemed pursuant to this Section 2.3(c)(i) or Section 2.3(c)(ii), the Fund shall redeem such shares at a price per TFP Share equal to the Redemption Price.

(B) On the Redemption Date for a redemption contemplated by Section 2.3(c)(i)(A), the Fund shall redeem, at the Redemption Price per TFP Share or specified redemption price for any other Preferred Shares, as applicable, out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of TFP Shares) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of TFP Shares and other Preferred Shares the redemption or retirement of which would have such result, all TFP Shares and other Preferred Shares then outstanding shall be redeemed) and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.3(c)(i), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.3(c) a sufficient number of TFP Shares that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 250%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty

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(30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of TFP Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those TFP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding TFP Shares are to be redeemed pursuant to this Section 2.3(c)(i), the number of TFP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.3(c)(i)(B) shall be subject to any applicable procedures established by the Securities Depository.

(ii) Effective Leverage Ratio Corrective Action, Including Mandatory Redemption.

(A) If the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.2(c) or as determined in accordance with Section 6.13 of the Purchase Agreement (if then in effect) as of any time as of which such compliance is required to be determined in accordance with Section 2.2(c) and, in any such case, such failure is not cured as of the close of business on the date that is seven (7) Business Days following the Business Day on which such non-compliance is first determined (the “Effective Leverage Ratio Cure Date”) other than as a result of the redemption or other transactions required by this Section 2.3(c)(ii), the Fund shall cause the Effective Leverage Ratio (determined in accordance with the requirements applicable to the determination of the Effective Leverage Ratio under this Supplement and under the Purchase Agreement) to not exceed the Effective Leverage Ratio required under Section 2.2(c) (without giving effect to the parenthetical provision in the first sentence of Section 2.2(c)) as so determined, by (v) not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date, repaying indebtedness, if any, of the Fund, (w) not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date, closing out reverse repurchase agreements, if any, entered into by the Fund, (x) not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date, engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, if any, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Massachusetts law, not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date, causing notices of redemption to be issued, and causing to be deposited Deposit Securities or other sufficient funds in trust with the Tender and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption of such number of Preferred Shares as determined by the Fund, which shall be no fewer than the sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of TFP Shares, or (z) engaging in any combination of the actions contemplated by clauses (v), (w), (x) and (y) of this Section 2.3(c)(ii)(A). In the event that any TFP Shares are to be redeemed pursuant to clause (y) of this Section 2.3(c)(ii)(A), the Fund shall redeem such TFP Shares at a price per TFP Share equal to the Redemption Price. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.3(c)(ii), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.3(c)(ii) a sufficient number of TFP Shares that, when aggregated with other Preferred Shares redeemed by the Fund and after giving effect to the transactions described in clause (v), (w) and (x) of this Section 2.3(c)(ii)(A), would result, if deemed to have occurred immediately prior to the opening of business on the Effective Leverage Ratio Cure Date, in the Fund having an Effective Leverage Ratio on such Effective Leverage Ratio Cure Date of no less than 40%.

(B) On the Redemption Date for a redemption contemplated by clause (y) of Section 2.3(c)(ii)(A), the Fund shall not redeem more than the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. If the Fund is unable to redeem the required number of TFP Shares and other Preferred Shares which have

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been designated to be redeemed in accordance with clause (y) of Section 2.3(c)(ii)(A) due to the unavailability of legally available funds, the Fund shall redeem those TFP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding TFP Shares are to be redeemed pursuant to clause (y) of Section 2.3(c)(ii)(A), the number of TFP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding TFP Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.3(c)(ii)(B) shall be subject to any applicable procedures established by the Securities Depository.

(iii) Mandatory Redemption Date. Any date fixed for the redemption of TFP Shares pursuant to the requirements of this Section 2.3(c) and in accordance with Section 2.3(e) shall constitute a “Mandatory Redemption Date.”

(d) Optional Redemption.

(i) Subject to the provisions of Section 2.3(d)(ii), the Fund may at its option on any Business Day (an “Optional Redemption Date”) redeem in whole or from time to time in part the Outstanding TFP Shares, at a price per TFP Share equal to the Redemption Price.

(ii) If fewer than all of the Outstanding TFP Shares are to be redeemed pursuant to Section 2.3(d)(i), the TFP Shares to be redeemed from the respective Holders shall be selected either (A) pro rata among the Holders of the TFP Shares, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable; provided that, in each case, such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.3(d)(ii) shall be subject to any applicable procedures established by the Securities Depository. Subject to the provisions of the Statement and this Supplement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which TFP Shares will be redeemed pursuant to this Section 2.3(d) from time to time.

(iii) The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.3(e) in respect of a redemption contemplated to be effected pursuant to this Section 2.3(d) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount due to Holders of TFP Shares by reason of the redemption of such TFP Shares on such Optional Redemption Date.

(iv) TFP Shares redeemed at the Fund’s sole option in accordance with, but solely to the extent contemplated by, Section 2.3(c)(i)(B) or Section 2.3(c)(ii) shall be considered mandatorily redeemed in accordance therewith and not subject to this Section 2.3(d).

(e) Procedures for Redemption.

(i) If the Fund shall determine or be required to redeem, in whole or in part, TFP Shares pursuant to Section 2.3(a), (b), (c) or (d), the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Tender and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption and not less than five (5) calendar days (or such shorter or longer notice period as may be consented to by the Required Beneficial Owners, which consent shall not be deemed to be a vote required by Section 4 of the Statement) prior to the date fixed for redemption pursuant to this Section 2.3(e) in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the series and number of TFP Shares to be redeemed; (C) the CUSIP number for the TFP Shares; (D) the applicable Redemption Price on a per share basis or, if not then ascertainable,

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the manner of calculation thereof; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the TFP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Supplement under which such redemption is made. If fewer than all TFP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of TFP Shares to be redeemed from such Holder and/or the method of determining such number. The Fund may provide in the Notice of Redemption relating to a Failed Transition Redemption Date that such redemption is subject to the condition of the Failed Transition Event being continuing on such Failed Transition Redemption Date. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Supplement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii) If the Fund shall give a Notice of Redemption, then at any time from and after the giving of a Notice of Redemption and prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Redemption Date (so long as any applicable conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Tender and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the TFP Shares to be redeemed on the Redemption Date and (B) give the Tender and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the TFP Shares called for redemption and redeemed on the Redemption Date. The Fund may direct the Tender and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds.

(iii) Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the TFP Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such TFP Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof, including Section 2.3(e)(vi), up to (but excluding) the applicable date of redemption of the TFP Shares, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.3(e)(v) below, shall be payable as part of the applicable Redemption Price on the date of redemption of the TFP Shares). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the TFP Shares called for redemption and redeemed on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the date of redemption of the TFP Shares shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the TFP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the date of redemption, any interest on the Deposit Securities so deposited.

(iv) On or after the Redemption Date, each Holder of TFP Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such TFP Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such TFP Shares, without interest, and, in the case of a redemption of fewer than all the TFP Shares represented by such certificate(s), a new certificate representing the TFP Shares that were not redeemed.

(v) In the case of any redemption pursuant to Section 2.3(d), no Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of

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Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any TFP Shares, dividends shall be declared and paid on each Dividend Payment Date in accordance with their terms regardless of whether Deposit Securities for the payment of the Redemption Price of such TFP Shares shall have been deposited in trust with the Tender and Paying Agent for that purpose.

(vi) Notwithstanding anything to the contrary herein or in the Statement or in any Notice of Redemption, if the Fund shall not have redeemed TFP Shares on the applicable Redemption Date, the Holders of the TFP Shares subject to redemption shall continue to be entitled to receive dividends on such shares at the Dividend Rate for the period from, and including, such Redemption Date through, but excluding, the date on which such shares are actually redeemed and such dividends, to the extent accumulated, but unpaid, during such period (whether or not earned or declared but without interest thereon), shall be included in the Redemption Price for the TFP Shares.

(f) Tender and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Tender and Paying Agent for payment of the Redemption Price of TFP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of TFP Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.3(e)(iii) above.

(g) Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.3, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the TFP Shares, provided that such modification does not materially and adversely affect the Holders of the TFP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Tender and Paying Agent without its prior written consent.

2.4. Rating Agencies. The Fund shall use commercially reasonable efforts to cause a Rating Agency to issue a long-term credit rating with respect to the TFP Shares for so long as the TFP Shares are Outstanding during the Initial Mode. The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. The Board of Trustees may elect to terminate the designation of any Rating Agency as a Rating Agency hereunder with respect to the TFP Shares so long as, immediately following such termination, there would be at least one Rating Agency with respect to the TFP Shares, unless, at such time, there is no NRSRO rating the securities of taxable closed-end management investment companies generally; provided, that the replacement of a Rating Agency shall not occur unless the replacement Rating Agency shall have at the time of such replacement (i) published a rating for the TFP Shares and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The termination of the designation of a Rating Agency without complying with the foregoing requirements shall constitute an Increased Rate Event as set for in Section 2.1(f). The Board of Trustees may also elect to designate one or more other NRSROs as Rating Agencies hereunder with respect to TFP Shares by notice to the Holders of the TFP Shares. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of TFP Shares or any other shareholder of the Fund.

2.5. Issuance of Additional Preferred Shares. So long as any TFP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of Preferred Shares ranking on a parity with TFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding TFP Shares, and authorize, issue and sell additional shares of any such Series of Preferred Shares then outstanding or so established and created, including additional TFP Shares, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of

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such Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.2(b)) of at least 225%.

2.6. Term Redemption Liquidity Account. The requirements of Section 9(k) of the Statement shall be effective only to the extent then permitted under the terms and conditions of the Credit Facility (as then in effect).

2.7. Termination. Upon the earlier to occur of (a) no TFP Shares being Outstanding or (b) the successful transition to a new Mode for the TFP Shares, all rights and preferences of the TFP Shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Supplement with respect to the TFP Shares shall terminate.

2.8. Actions on Other than Business Days. Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Supplement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.9. Modification. To the extent permitted by law, the Statement and the Purchase Agreement, the Board of Trustees, without the vote of the Holders of the TFP Shares, may interpret, supplement or amend the provisions of this Supplement.

2.10. Transfers. A Beneficial Owner or Holder of any TFP Shares may sell, transfer or otherwise dispose of TFP Shares only in whole shares and only to Persons that are both (A)(i) Persons that such Beneficial Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks (or affiliates of banks), insurance companies or registered open-end management investment companies, (ii) trusts in which all investors are Persons that such Beneficial Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) that are Closed-End Funds, banks (or affiliates of banks), insurance companies, or registered open-end management investment companies, or (iii) other investors with the prior written consent of the Fund and (B) Persons that are either (i) not a Nuveen Person, or (ii) a Nuveen Person, provided that (x) such Nuveen Person would, after such sale and transfer, own not more than 20% of the Outstanding TFP Shares, or (y) the prior written consent of the Fund and the holder(s) of more than 50% of the Outstanding TFP Shares has been obtained.

2.11. Acknowledgement of Contractual Rights. Nothing in this Supplement or the Statement (including, without limitation, Section 4 of the Statement) shall be deemed to preclude or limit the right of the Fund to contractually agree with any Holder or Beneficial Owner of TFP Shares with regard to any special rights of such Holder or Beneficial Owner with respect to its investment in the Fund, or with regard to any special obligations of the Fund with respect to the TFP Shares held by such Holder or Beneficial Owner and the granting of such rights by the Fund and the performance by the Fund of such obligations, shall be deemed not to violate or conflict with the terms of the Statement or this Supplement.

2.12. Grant of Irrevocable Proxy. To the fullest extent permitted by applicable law, each Holder and Beneficial Owner may in its discretion grant an irrevocable proxy with respect to TFP Shares.

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ARTICLE 3

EXTENSION OF THE INITIAL MODE OR DESIGNATION OF NEW MODE

3.1. General Provisions.

(a) The Fund agrees to use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to extend the Initial Mode or transition to a new Mode by:

(i) extending the Initial Mode through an extension of the Mode Termination Date then in effect, the terms of which extension are agreed to in writing by the Required Beneficial Owners and, to the extent different from the terms of the Initial Mode already in effect, are set forth in a new or amended Supplement; or

(ii) establishing a new Mode to succeed the Initial Mode that will result in a transition to such new Mode on the first Business Day immediately following the last day of the Initial Mode, as such day may be accelerated in accordance with Section 3.4 or Section 3.5 (such first Business Day, whether or not a new Mode commences on such day, as so accelerated, if applicable, being referred to in this Supplement as the “New Mode Commencement Date”), the terms of which are agreed to in writing by the Required Beneficial Owners and are set forth in a new Supplement; or

(iii) establishing any other Mode to succeed the Initial Mode that will result in a transition to such new Mode on the New Mode Commencement Date, with terms as set forth in a new Supplement designating the terms of such Mode.

(b) Subject to Section 3.4 or Section 3.5, as applicable, the Fund initially shall use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, by not later than [•], to extend the Initial Mode or establish a new Mode to succeed the Initial Mode in accordance with Section 3.1(a); provided that, in the event the Fund has not done so by such date, the Fund shall continue to use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to extend the Initial Mode or establish a new Mode for the TFP Shares in accordance with this Section 3.1, such efforts to continue until the earliest to occur of (i) a successful transition to a new Mode, (ii) no TFP Shares remaining Outstanding or (iii) [ ].

(c) In the event that the Fund successfully establishes a new Mode succeeding the Initial Mode, and no Failed Transition Event otherwise shall have occurred and be continuing as of the New Mode Commencement Date, then on and as of the New Mode Commencement Date, the TFP Shares shall be subject to the terms established for such new Mode. If a Failed Transition Event shall have occurred and be continuing, (i) the new Mode designated by the Fund shall not be established, (ii) pursuant to Section 3.3(c), all tendered TFP Shares, if any, shall be returned to the relevant tendering Holders by the Tender and Paying Agent, and (iii) all of the then Outstanding TFP Shares shall be redeemed by the Fund on the applicable Failed Transition Redemption Date in accordance with Section 2.3(b).

(d) The Fund shall use its best efforts to cause the extension of the Initial Mode or the transition to a new Mode succeeding the Initial Mode and the terms and conditions of such new Mode to be consistent with the continuing qualification of the TFP Shares as equity in the Fund for U.S. federal income tax purposes, and it shall be a condition precedent to such transition that the Fund shall have received an opinion of counsel to the effect that the TFP Shares will continue to qualify as equity in the Fund for U.S. federal income tax purposes.

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3.2. Election and Notice of Mode Extension or Change.

(a) The Fund shall provide notice of the termination or expiration of the Initial Mode and proposed extension of the Initial Mode or transition to a new Mode succeeding the Initial Mode by delivering a notice of Mode extension or change (a “Mode Extension/Change Notice”) by overnight delivery, by first class mail, postage prepaid or by Electronic Means to the Holders of the TFP Shares, or by requesting the Tender and Paying Agent, on behalf of the Fund, to promptly do so. The Mode Extension/Change Notice shall be provided not more than forty-five (45) calendar days and not less than ten (10) Business Days (or such shorter or longer notice period as may be consented to by the Required Beneficial Owners, or, if so provided in the Purchase Agreement (if in effect), the Purchaser (which consent shall not be deemed to be a vote required by Section 4 of the Statement)) prior to the Mode Termination Date for the Initial Mode specified in such Mode Extension/Change Notice. Subject to the notice requirement in the immediately preceding sentence, in the case of an Optional Early Transition, the Fund may select any day that is a Business Day, and for which the next calendar day is also a Business Day, as the Mode Termination Date; in the case of a Mandatory Early Transition, the Mode Termination Date shall be as determined pursuant to Section 3.4(a), Section 3.4(c) or Section 3.4(d), as applicable. The new Mode shall be scheduled to commence on the New Mode Commencement Date and end not later than the Term Redemption Date. The terms of the extension of the Initial Mode or the new Mode may not, in any event, affect the parity ranking of TFP Shares relative to each other or to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(b) The Mode Extension/Change Notice shall state, as applicable: (A) the Mode Termination Date then in effect and the proposed extended Mode Termination Date, if any; (B) that the notice relates to the TFP Shares; (C) the CUSIP number for the TFP Shares; (D) the Purchase Price on a per share basis; (E) that (i) all Outstanding TFP Shares will be subject to Mandatory Tender for Transition Remarketing and purchase on the New Mode Commencement Date, and (ii) in the event of a Failed Transition Event, all tendered TFP Shares will be returned to the relevant tendering Holders; (F) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Mode Extension/Change Notice states) are to be surrendered for payment of the Purchase Price; and (G) that the notice relates to a Mode extension or Mode change and, if applicable, pursuant to a Mandatory Early Transition or an Optional Early Transition. The Fund may provide in the Mode Extension/Change Notice that such Mode extension or change (but not the termination or expiration of the Initial Mode) is subject to one or more additional conditions precedent and that the Fund shall not be required to effect such extension or change unless each such condition has been satisfied at the time or times and in the manner specified in such Mode Extension/Change Notice.

3.3. Extension of the Initial Mode or Transition to a New Mode.

(a) In the case of an extension of the Initial Mode in accordance with Section 3.1(a)(i) above or a transition to a new Mode succeeding the Initial Mode established in accordance with Section 3.1(a)(ii) above, the Required Beneficial Owners by agreement with the Fund as to such extension or new Mode shall be deemed to have irrevocably waived their right to the Mandatory Tender of their TFP Shares and shall retain their TFP Shares upon the extension of the Initial Mode or as of the New Mode Commencement Date, as applicable. Such agreement and waiver shall be binding upon the then-current Holders and Beneficial Owners and each subsequent Holder and Beneficial

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Owner of the TFP Shares. Notice of such agreement, waiver and retention of shares shall be delivered by the Fund by Electronic Means to the Tender and Paying Agent by not later than 4:00 p.m., New York City time, on the Business Day preceding the Mode Termination Date then in effect.

(b) In the case of a transition to a new Mode succeeding the Initial Mode in accordance with Section 3.1(a)(iii) above, all Outstanding TFP Shares automatically shall be subject to Mandatory Tender for Transition Remarketing and delivered to either the Tender and Paying Agent or directly to the purchasers, as shall be agreed by the relevant parties, for purchase by purchasers in the Transition Remarketing on the New Mode Commencement Date, in the event of a successful Transition Remarketing. All tendered TFP Shares shall be remarketed at the Purchase Price of such TFP Shares. The calculation of the Purchase Price of the TFP Shares shall be made by the Transition Remarketing Agent in advance of the New Mode Commencement Date. The Fund shall use its best efforts to engage Nuveen Securities, LLC or another Person with expertise in remarketing variable-rate securities as Transition Remarketing Agent, and to cause the Transition Remarketing Agent to agree to use its best efforts to find purchasers for all the TFP Shares subject to Mandatory Tender pursuant to this Section 3.3, if the Fund determines that such appointment is necessary or desirable in order to achieve a successful transition to a new Mode.

(c) The retention of TFP Shares by the Beneficial Owners thereof pursuant to Section 3.3(a) (a “Retention Transition”) shall be deemed to constitute a successful Transition Remarketing. Otherwise, a Transition Remarketing shall be deemed successful only if a Failed Transition Event (defined below) shall not have occurred. Upon the occurrence of a Failed Transition Event, all tendered TFP Shares shall be returned to the relevant tendering Holders by the Tender and Paying Agent.

(d) In the event of a successful Transition Remarketing (other than a Retention Transition), the proceeds of the sale of the tendered TFP Shares may be paid (i) through the Tender and Paying Agent or (ii) to the Beneficial Owners (directly or through the Securities Depository) as directed by the Fund. In the case of (i), the proceeds shall be used by the Tender and Paying Agent for the purchase of the tendered TFP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Transition Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the New Mode Commencement Date for payment to the Holders tendering TFP Shares for sale through the Securities Depository in immediately available funds, and, in the case of (ii), the terms of the sale will provide for the wire transfer of such Purchase Price by the Transition Remarketing Agent or the purchasers, as shall be agreed by the relevant parties, to be made by no later than 11:00 a.m., New York City time (or such other time as the Transition Remarketing Agent and/or the purchasers and the Beneficial Owners may agree), on the New Mode Commencement Date, in either case, against delivery of the tendered TFP Shares either (x) to the Tender and Paying Agent through the Securities Depository on the New Mode Commencement Date and the re-delivery of such TFP Shares by means of “FREE” delivery through the Securities Depository to the Transition Remarketing Agent for delivery to the relevant purchaser’s Agent Member or (y) directly to the Transition Remarketing Agent or such Agent Member, through the Securities Depository by 3:00 p.m., New York City time, on the New Mode Commencement Date.

(e) By 3:30 p.m., New York City time, on the New Mode Commencement Date, the Transition Remarketing Agent or the purchasers, if there is no Transition Remarketing Agent, shall deliver a notice to the Tender and Paying Agent and the Fund (a “Transition Notice”), by Electronic Means, that provides notice of the successful Transition Remarketing of all Outstanding TFP Shares or, if applicable, the number of TFP Shares, if any, not successfully remarketed for purchase on the New

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Mode Commencement Date, and the Purchase Price per TFP Share. If (i) the Transition Notice states, if applicable, that the Transition Remarketing Agent has not successfully remarketed all of the TFP Shares to be purchased on the New Mode Commencement Date, or (ii) the remarketing proceeds for any tendered TFP Shares have not been received for any reason (x) by the Tender and Paying Agent by 4:30 p.m., New York City time, or (y) if payment is made directly to the Beneficial Owners, by the Beneficial Owners by 3:00 p.m., New York City time, in each case, on the New Mode Commencement Date, or (iii) the Fund has otherwise been unsuccessful in establishing a new Mode (in each of which cases the TFP Shares will be treated as not having been successfully remarketed), the Tender and Paying Agent will promptly, and in any event by approximately 5:00 p.m., New York City time, on the New Mode Commencement Date, deliver by Electronic Means to the Holders, the Fund and the Transition Remarketing Agent, if any, a notice stating that a Failed Transition Event has occurred; provided, that, if payment for all Outstanding TFP Shares is being made through the Tender and Paying Agent and is received by the Tender and Paying Agent after 2:45 p.m., New York City time, but by 4:30 p.m., New York City time, on such day, if applicable, or if the Fund and the Required Beneficial Owners agree to waive the occurrence of a Failed Transition Event on such day, then the Mode Termination Date shall be deemed changed to such day and the New Mode Commencement Date shall be deemed changed to the immediately succeeding Business Day. The New Mode Commencement Date, and the date, if any, to which it shall have been postponed in accordance with the foregoing, shall be a Dividend Payment Date.

(f) Any funds paid by the Transition Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with the Transition Remarketing shall be held in trust for the benefit of the Transition Remarketing Agent on account of purchasers of the TFP Shares in the Transition Remarketing until the TFP Shares are delivered by the tendering Holders against payment therefor, or returned to the Transition Remarketing Agent on account of such purchasers. In the event of a successful Transition Remarketing, upon receipt of TFP Shares from the tendering Holders by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Transition Remarketing Agent, the Purchase Price for such TFP Shares to such tendering Holders. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the New Mode Commencement Date.

(g) Except as otherwise expressly provided for herein, the purchase and delivery of tendered TFP Shares in the form of global securities, the Transition Remarketing, and payments with respect to the foregoing, will be accomplished in accordance with the applicable procedures of the Securities Depository.

(h) The Transition Remarketing Agent shall not be obligated to purchase any TFP Shares that would otherwise remain unsold in the Transition Remarketing. The Transition Remarketing Agent in its sole discretion may, however, purchase for its own account TFP Shares in the Transition Remarketing. None of the Fund, the Tender and Paying Agent or the Transition Remarketing Agent shall be obligated in any case to provide funds to make payment to a Holder upon such Holder’s tender of its TFP Shares in the Transition Remarketing unless, in each case, such TFP Shares were acquired for the account of the Fund, the Tender and Paying Agent or the Transition Remarketing Agent.

(i) In the event that TFP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of TFP Shares fails to deliver such TFP Shares to which a Mandatory Tender relates on or prior to the New Mode Commencement Date, the Holder of such TFP

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Shares shall not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered TFP Shares as of the New Mode Commencement Date. Any such undelivered TFP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered TFP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered TFP Shares will be held in a separate account by the Tender and Paying Agent, will not be invested, and will be held for the exclusive benefit of the Holder of such undelivered TFP Shares. The undelivered TFP Shares will be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement TFP Share certificates in lieu of such undelivered TFP Shares.

(j) The Transition Remarketing Agent may modify the settlement procedures set forth above with respect to the Transition Remarketing (other than timing requirements) with the written consent of the Fund, the Tender and Paying Agent and the Beneficial Owners. The Fund may modify or waive each of the timing requirements set forth above with the written consent of the Beneficial Owners, the Transition Remarketing Agent and the Tender and Paying Agent, in each case such consent to be required only to the extent such party is affected thereby.

(k) Upon the occurrence of a successful Transition Remarketing, the Fund will be deemed to have successfully established a new Mode, and the TFP Shares shall be subject to the terms established for the new Mode.

3.4. Mandatory Early Transition to New Mode in connection with Credit Facility Event.

(a) In the event of a Credit Facility Event as set forth in clause (i), (ii) or (iii) of the definition thereof, and if the Purchase Agreement then so provides, then, following the Accelerated Transition Notice Date established pursuant to written notice properly given by the Purchaser in accordance with the Purchase Agreement and this Supplement, unless otherwise agreed in writing by the Fund and the Required Beneficial Owners, the Fund shall accelerate the expiration date of the Initial Mode to the related Accelerated Expiration Date by delivering a Mode Extension/Change Notice in accordance with Section 3.2 above, and use its reasonable best efforts to establish a new Mode to succeed the Initial Mode commencing not later than the first Business Day following the related Accelerated Expiration Date. If a Failed Transition Event shall have occurred and is continuing as of the New Mode Commencement Date immediately following the Accelerated Expiration Date, (i) the new Mode, if any, designated by the Fund shall not be established, (ii) pursuant to Section 3.3(c), all tendered TFP Shares, if any, shall be returned to the relevant tendering Holders by the Tender and Paying Agent and (iii) all of the then Outstanding TFP Shares shall be redeemed by the Fund on the Failed Transition Redemption Date in accordance with Section 2.3 (b).

(b) During the Accelerated Transition Period, the Fund shall continue to use its reasonable best efforts to successfully establish a new Mode for the TFP Shares in accordance with Section 3.1 and, in connection with each such attempt, may designate by a Mode Extension/Change Notice, a new Mode with new or different terms, until a new Mode is established or no TFP Shares remain Outstanding. If a Failed Transition Event occurs in connection with the Transition Remarketing relating to such continued attempt to establish a new Mode, any such Failed Transition Event shall not alter the Accelerated Transition Period or the Failed Transition Redemption Date. In the event that the Fund successfully establishes a new Mode, the Accelerated Transition Period shall terminate upon the New Mode Commencement Date, and the TFP Shares shall be subject to the terms established for the new Mode.

23

(c) Unless otherwise agreed in writing by the Fund and the Required Beneficial Owners, in the event that the Fund triggers a Credit Facility Event, concurrently with providing notice thereof to the Bank under the Credit Facility as set forth in clause (iv) or (v) of the definition thereof, the Fund shall accelerate the expiration date of the Initial Mode to the related Accelerated Expiration Date by delivering a Mode Extension/Change Notice in accordance with Section 3.2 above, and use its reasonable best efforts to establish a new Mode to succeed the Initial Mode commencing not later than the first Business Day following the related Accelerated Expiration Date. The proposed transition to a new Mode to follow the expiration of the Initial Mode on the Accelerated Expiration Date shall otherwise be effected in accordance with, and governed by, this Article 3 of this Supplement.

(d) Unless otherwise agreed in writing by the Fund and the Required Beneficial Owners, in the event of a Credit Facility Event due to a failure to extend the tenor in accordance with the terms of the Credit Facility as set forth in clause (vi) of the definition thereof, the Fund shall accelerate the expiration date of the Initial Mode to the related Accelerated Expiration Date by delivering a Mode Extension/Change Notice in accordance with Section 3.2 above, and use its reasonable best efforts to establish a new Mode to succeed the Initial Mode commencing not later than the first Business Day following the related Accelerated Expiration Date. The proposed transition to a new Mode to follow the expiration of the Initial Mode on the Accelerated Expiration Date shall otherwise be effected in accordance with, and governed by, this Article 3 of this Supplement.

(e) The Fund may, without a shareholder vote, but only with the prior written consent of the Required Beneficial Owners if the Purchaser then is the Beneficial Owner of 100% of the Outstanding TFP Shares, modify the procedures set forth above in this Section 3.4, provided that such modification does not materially and adversely affect the Holders of the TFP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Tender and Paying Agent without its prior written consent.

3.5. Optional Early Transition to New Mode at the Option of the Fund.

(a) For the purpose of effecting an early transition to a new Mode with respect to all of the Outstanding TFP Shares, the Fund may at its option accelerate the expiration date of the Initial Mode (an “Optional Early Transition”) to any day that is a Business Day (the “Optional Early Expiration Date”) by delivering a Mode Extension/Change Notice in accordance with Section 3.2 above. The proposed transition to a new Mode to follow the expiration of the Initial Mode on the Optional Early Expiration Date shall otherwise be effected in accordance with, and governed by, this Article 3 of this Supplement.

(b) Notwithstanding the foregoing provisions of this Section 3.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of optional early transition for the TFP Shares, provided that such modification does not materially and adversely affect the Holders of the TFP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Tender and Paying Agent without its prior written consent.

[Signature Page Begins on the Following Page]

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IN WITNESS WHEREOF, Nuveen Floating Rate Income Fund, having duly adopted this Supplement, has caused these presents to be signed as of [•] in its name and on its behalf by its Chief Administrative Officer. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Supplement as an officer and not individually, and the obligations of the Fund set forth in this Supplement are not binding upon such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN FLOATING RATE INCOME FUND

By:
Name: David J. Lamb
Title: Chief Administrative Officer

APPENDIX A-3

NUVEEN FLOATING RATE INCOME FUND

SUPPLEMENT TO THE

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES [•]

TAXABLE FUND PREFERRED SHARES

INITIALLY DESIGNATING THE VARIABLE RATE DEMAND MODE FOR

THE SERIES [•] TAXABLE FUND PREFERRED SHARES

(JFR SERIES [•] TFP)

i

NUVEEN FLOATING RATE INCOME FUND

SUPPLEMENT TO THE

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES [• ]

TAXABLE FUND PREFERRED SHARES INITIALLY DESIGNATING THE

VARIABLE RATE DEMAND MODE FOR THE SERIES [•] TAXABLE FUND PREFERRED SHARES

This Supplement to the Statement Establishing and Fixing the Rights and Preferences of Series [•] Taxable Fund Preferred Shares Initially Designating the Variable Rate Demand Mode for the Series [•] Taxable Fund Preferred Shares (the “Supplement”) designates the Initial Mode (as defined below) as a Variable Rate Demand Mode (as defined below) for the Series [•] Taxable Fund Preferred Shares (the “Taxable Fund Preferred Shares” or the “TFP Shares”) of Nuveen Floating Rate Income Fund (the “Fund”). This Supplement establishes pursuant to Section 3 of the Statement Establishing and Fixing the Rights and Preferences of Series [•] Taxable Fund Preferred Shares, effective on the effective date hereof (the “Statement”), the additional or different terms and conditions of the Series [•] Taxable Fund Preferred Shares for the Variable Rate Demand Mode effective commencing on the Mode Commencement Date and ending on the Mode Termination Date. Any references to Taxable Fund Preferred Shares in this Supplement refer only to the Series [•] Taxable Fund Preferred Shares in the Variable Rate Demand Mode established by this Supplement.

ARTICLE 1

DEFINITIONS

1.1. Definitions. The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Agent Member” has the meaning set forth in the Statement.

“Alternate VRDM Purchase Agreement” means any agreement with a successor liquidity provider replacing the VRDM Purchase Agreement upon its termination in accordance with its terms and containing a purchase obligation substantially identical to the Purchase Obligation therein as determined by the Fund.

“Applicable Base Rate” means the greatest of (i) the SIFMA Municipal Swap Index Rate or (ii) One-Month Term SOFR or (iii) the One-Month CP Rate.

“Applicable Percentage” has the meaning set forth in the definition of “Maximum Rate.”

“Applicable Rate Determination” means each periodic operation of the process of determining the Dividend Rate for the TFP Shares for a Subsequent Dividend Reset Period, as provided in the Remarketing Agreement and Section 2.2.

“Applicable Spread” means, in connection with the Maximum Rate for any Dividend Reset Period (and subject to adjustment as described in the definition of Maximum Rate) (i) when there is not a Failed Remarketing Condition, 200 basis points (2.00%), and (ii) while a Failed Remarketing Condition has occurred or is continuing, 200 basis points (2.00%) (up to 59 days of a continued Failed Remarketing Condition), 225 basis points (2.25%) (60 days but fewer than 90 days of a continued Failed Remarketing Condition), 250 basis points (2.50%) (90 days but fewer than 120 days of a continued Failed Remarketing Condition), 275 basis points (2.75%) (120 days but fewer than 150 days of a continued Failed Remarketing Condition), 300 basis points (3.00%) (150 days but fewer than 180

1

days of a continued Failed Remarketing Condition), and 400 basis points (4.00%) (180 days or more of a continued Failed Remarketing Condition); provided, that, if at any time when the Applicable Spread is 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) the Failed Remarketing Condition no longer exists due to the successful Remarketing of all Purchased TFP Shares, such Applicable Spread of 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) will continue to be the Applicable Spread in connection with determining the Maximum Rate in effect for each Dividend Reset Period commencing with the first Subsequent Dividend Reset Period after the Failed Remarketing Condition no longer exists through and including the first Subsequent Dividend Reset Period ending on or after the 45th day after the day the Failed Remarketing Condition no longer exists; provided further, that (i) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 225 basis points (2.25%), the date such new Failed Remarketing Condition occurs will be deemed to be the 60th day of a continued Failed Remarketing Condition, (ii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 250 basis points (2.50%), the date such new Failed Remarketing Condition occurs will be deemed to be the 90th day of a continued Failed Remarketing Condition, (iii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 275 basis points (2.75%), the date such new Failed Remarketing Condition occurs will be deemed to be the 120th day of a continued Failed Remarketing Condition, (iv) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 300 basis points (3.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 150th day of a continued Failed Remarketing Condition, and (v) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 400 basis points (4.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 180th day of a continued Failed Remarketing Condition, in each case, solely for purposes of determining the Applicable Spread.

“Beneficial Owner” means a Person, including the Liquidity Provider to the extent it is at any time the beneficial owner of TFP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights), in whose name TFP Shares are recorded as beneficial owner of such TFP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee.

“Board of Trustees” has the meaning set forth in the Statement.

“Business Day” has the meaning set forth in the Statement.

“Code” has the meaning set forth in the Statement.

“Common Shares” has the meaning set forth in the Statement.

“Credit Facility” means the secured revolving credit facility agreement, dated as of [•], as amended, among [•], as lenders, [•], as administrative agent and collateral agent, and the Fund, as borrower, as it may be amended or modified from time to time, or any replacement or subsequent credit facility of the Fund as borrower.

“Custodian” has the meaning set forth in the Statement.

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“Date of Original Issue,” with respect to any TFP Share, means the date on which the Fund initially issued such TFP Share.

“Declaration” has the meaning set forth in the Statement.

“Deposit Securities” has the meaning set forth in the Statement.

“Dividend Payment Date” means the first Business Day of the month next following each Dividend Period, the New Mode Commencement Date, if any, and each other date designated for the payment of dividends in accordance with this Supplement, including, as applicable, any Special Dividend Payment Date.

“Dividend Period,” means the period from, and including, the Date of Original Issue in connection with the initial issuance of TFP Shares to, but excluding, the initial Dividend Payment Date for the TFP Shares and any period thereafter from, and including, one Dividend Payment Date for the TFP Shares to, but excluding, the next succeeding Dividend Payment Date for the TFP Shares.

“Dividend Rate” means the dividend rate per annum on any TFP Shares for a Dividend Reset Period determined as set forth in Section 2.1(a)(i) or in the definition of “Maximum Rate.”

“Dividend Reset Period” means the Initial Dividend Reset Period and any Subsequent Dividend Reset Period.

“Effective Leverage Ratio” has the meaning set forth in the VRDM Fee Agreement.

“Effective Leverage Ratio Cure Period” has the meaning set forth in the VRDM Fee Agreement.

“Electronic Means” has the meaning set forth in the Statement.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Extraordinary Corporate Event” means, as to the Liquidity Provider, (i) the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of the VRDM Purchase Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the TFP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in clause (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) above.

“Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased TFP Shares or a Failed Remarketing Condition—Unpurchased TFP Shares.

3

“Failed Remarketing Condition—Purchased TFP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any TFP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including TFP Shares the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDM Purchase Agreement.

“Failed Remarketing Condition—Purchased TFP Shares Redemption” means redemption by the Fund, at a redemption price equal to $1,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of TFP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and that the Liquidity Provider was and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such TFP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased TFP Shares shall have occurred and be continuing for such period of time with respect to such TFP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDM Fee Agreement and this Supplement.

“Failed Remarketing Condition—Unpurchased TFP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold TFP Shares, that were subject to a proper Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such TFP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased TFP Shares”), until such time as all Outstanding Unpurchased TFP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a properly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased TFP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased TFP Shares.

“Failed Remarketing Condition Redemption Liquidity Account” has the meaning specified in Section 2.11(b)(ii)(B).

“Failure to Deposit” means a failure by the Fund to pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, (A) on the Business Day immediately preceding any Dividend Payment Date for TFP Shares, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any TFP Share or (B) on the Business Day immediately preceding any redemption date in funds available on such redemption date for TFP Shares in The City of New York, New York, the Redemption Price to be paid on such redemption date for any TFP Share after Notice of Redemption is provided pursuant to Section 2.11; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of TFP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

“Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or

4

directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of TFP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

“Holder” has the meaning set forth in the Statement.

“Initial Dividend Reset Period” means the period commencing on and including the Mode Commencement Date and ending on, and including, Wednesday, [•].

“Initial Mode” means the Variable Rate Demand Mode.

“Investment Adviser” has the meaning set forth in the Statement.

“Late Charge” has the meaning specified in Section 2.1(a)(i)(C).

“Liquidation Preference” has the meaning set forth in the Statement.

“Liquidity Account Investments” has the meaning set forth in the Statement.

“Liquidity Provider” means any entity acting in such capacity pursuant to a VRDM Purchase Agreement, initially, [•].

“Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the TFP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

“Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDM Purchase Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 16 days nor more than 30 days following such Liquidity Provider Ratings Event.

“Mandatory Purchase” means the mandatory purchase of Outstanding TFP Shares by the Liquidity Provider pursuant to the VRDM Purchase Agreement in connection with a Mandatory Purchase Event.

“Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase determined in accordance with this Supplement and the VRDM Purchase Agreement.

“Mandatory Purchase Event” means (i) in connection with the termination of the VRDM Purchase Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDM Purchase Agreement then in effect, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDM

5

Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDM Purchase Agreement then in effect, or (ii) in connection with the termination of the VRDM Purchase Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDM Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDM Purchase Agreement then in effect. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

“Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of TFP Shares, a notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

“Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all TFP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, TFP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold TFP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such TFP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 2.5 and the VRDM Purchase Agreement.

“Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any TFP Share on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) the Fund fails to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDM Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates and the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that such failure to pay such fee constitutes a Mandatory Tender Event; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDM Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDM Purchase Agreement being replaced; (f) the occurrence of an Optional Early Replacement Event; (g) the Fund shall have provided a Notice of Proposed Mode Change in accordance with this Supplement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDM Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), if the Liquidity Provider (at its option, on a one-time basis as to any one such breach, and in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

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“Mandatory Tender Notice” means, in connection with the Mandatory Tender of TFP Shares, a notice delivered in accordance with the VRDM Purchase Agreement by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

“Market Value” has the meaning set forth in the Statement.

“Maximum Rate” means, on any Rate Determination Date or in respect of the occurrence of a Failed Remarketing Condition, the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The Maximum Rate will depend on the long-term rating assigned to the TFP Shares. The Applicable Percentage of the Applicable Base Rate is as follows:

Long Term Ratings*	Applicable Percentage of Applicable Base Rate—No Notification
Moody’s
A1 to Aaa	100%
Baa3 to A2	110%
Below Baa3**	135%

*	And/or the equivalent ratings of another Rating Agency then rating the TFP Shares utilizing the highest of the ratings of the Rating Agencies then rating the TFP Shares.
**	Includes unrated, if no Rating Agency is then rating the TFP Shares.

The Applicable Percentage as so determined and the Applicable Spread may be subject to upward (and, if previously adjusted upward, subsequent downward) adjustment as provided in the Remarketing Agreement, provided that, notwithstanding any provision to the contrary in the Remarketing Agreement, following such adjustment, the Maximum Rate is equal to or higher than the rates determined as set forth above, and immediately following any such upward adjustment, the Fund would be in compliance with the Minimum VRDM Asset Coverage.

A Maximum Rate in effect in respect of a Failed Remarketing Condition will continue to be the Dividend Rate until the first day of the next succeeding Subsequent Dividend Reset Period after a Failed Remarketing Condition no longer exists.

Notwithstanding any provision to the contrary in the Remarketing Agreement, in no event shall the Maximum Rate exceed 15%.

Nothing in Section 4 of the Statement is intended in any way to limit the ability of the Fund to make certain adjustments in the Remarketing Agreement as provided above, subject to the limitations set forth above.

“Minimum VRDM Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the date of the VRDM Fee Agreement with such changes thereafter as agreed with the prior written consent of the Liquidity Provider, of at least 200% or such higher percentage as required and specified in the VRDM Fee Agreement, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding TFP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock), and shall constitute “Asset Coverage” as defined in the Statement.

7

“Minimum VRDM Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain the Minimum VRDM Asset Coverage as of the close of business on a Business Day (as required by Section 2.9), the date that is thirty (30) calendar days following such Business Day.

“Mode Commencement Date” means [•].

“Mode Termination Date” means the earlier of (i) the Term Redemption Date and (ii) the date established pursuant to Section 3.1(a) as the final day of the current Mode preceding a successful transition to a new Mode commencing on the New Mode Commencement Date.

“Moody’s” has the meaning set forth in the Statement.

“1940 Act” means the Investment Company Act of 1940, as amended.

“New Mode Commencement Date” has the meaning set forth in Section 3.1(a).

“Notice of Proposed Mode Change” has the meaning specified in Section 3.1(b).

“Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form attached to the VRDM Purchase Agreement.

“Notice of Redemption” has the meaning specified in Section 2.11(c).

“Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the TFP Shares for sale on a Purchase Date pursuant to Section 2.5.

“Notice of Mode Change” has the meaning specified in Section 3.1(c).

“Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, indicating an intention to tender TFP Shares for sale on a Purchase Date pursuant to Section 2.5.

“NRSRO” has the meaning set forth in the Statement.

“One-Month CP Rate” means, on any Rate Determination Date, the most recent 1-month rate under the caption “Commercial Paper-Nonfinancial” (or a successor thereto) as published in the Federal Reserve Bank Publication H.15 Daily Update (or a successor thereto) prior to 5:00 p.m., New York City time, on such Rate Determination Date.

“One-Month Term SOFR” means, on any Rate Determination Date, the most recent Term SOFR Reference Rate for a tenor of one month as published by the Term SOFR Administrator prior to 5:00 pm., New York City time, on such Rate Determination Date. Notwithstanding the foregoing, if One-Month Term SOFR in respect of any Dividend Reset Period would otherwise be less than zero (0), One-Month Term SOFR for such Dividend Reset Period will be deemed to be zero (0). If the Fund

8

determines that adequate and reasonable methods no longer exist for ascertaining One-Month Term SOFR as provided above, the Fund shall replace One-Month Term SOFR with a substitute or successor rate that it determines in good faith to be a reasonably comparable index rate, provided that if the Fund determines that it is required to replace One-Month Term SOFR and there is an industry accepted substitute or successor index rate, the Fund shall replace One-Month Term SOFR with such index rate, and, without shareholder approval, amend or supplement this Supplement as provided in paragraph (a) of Section 2.14 of this Supplement accordingly to implement such replacement, including any conforming changes to tenor and/or spread adjustments, as necessary.

For purposes of the definition of One-Month Term SOFR:

“SOFR” means the Secured Overnight Financing Rate administered by the Federal Reserve Bank of New York (or any successor administrator).

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (or any successor administrator).

“Term SOFR Reference Rate” means the forward-looking term rate administered by the Term SOFR Administrator based on SOFR.

“Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDM Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to the Holders, the Remarketing Agent and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

“Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDM Purchase Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

“Optional Tender” means any tender of TFP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing, TFP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold TFP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such TFP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 2.5 and the VRDM Purchase Agreement.

“Outstanding” means, as of any date with respect to Preferred Shares of any series, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore exchanged, redeemed or cancelled or delivered to the Tender and Paying Agent (or other relevant tender and paying agent) for cancellation or redemption by the Fund, (ii) any shares of such series with respect to which, in the case of TFP Shares, the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such TFP Shares, pursuant to Section 2.11 or, in the case of Preferred Shares of

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any other series, the Fund has taken the equivalent action under the statement applicable to such shares, (iii) any shares of such series as to which the Fund shall be a Beneficial Owner, and (iv) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any TFP Share will be deemed to be Outstanding for purposes of the VRDM Purchase Agreement until redeemed by the Fund.

“Person” has the meaning set forth in the Statement.

“Preferred Shares” has the meaning set forth in the Statement.

“Preliminary Notice of Purchase” has the meaning specified in Section 2.6(b).

“Purchase Date,” with respect to any purchase of TFP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event shall be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event shall be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDM Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDM Purchase Agreement being replaced; and (D) the Purchase Date in connection with a Notice of Proposed Mode Change may not be later than the proposed New Mode Commencement Date.

“Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of the VRDM Purchase Agreement to purchase Outstanding TFP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such TFP Shares.

“Purchase Price” means an amount equal to the Liquidation Preference of any TFP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date.

“Purchased TFP Shares” means all TFP Shares purchased by the Liquidity Provider pursuant to Article II of the VRDM Purchase Agreement, so long as the Liquidity Provider is and continues to be the beneficial owner for federal income tax purposes of such TFP Shares.

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“Rate Determination Date” means, with respect to the TFP Shares, the last day of a Dividend Reset Period for the TFP Shares or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

“Rating Agency” has the meaning set forth in the Statement.

“Rating Agency Guidelines” means the guidelines provided by each Rating Agency, as may be amended from time to time, applied by such Rating Agency in connection with the Rating Agency’s rating of the TFP Shares.

“Redemption Date” has the meaning specified in Section 2.11(c).

“Redemption Price” means the applicable redemption price specified in Section 2.11(a) or Section 2.11(b).

“Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

“Related Party Termination Date” means the effective date of the termination of the VRDM Purchase Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

“Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition by the Liquidity Provider of TFP Shares pursuant to the terms of the VRDM Purchase Agreement.

“Remarketing” means the remarketing of TFP Shares by the Remarketing Agent on behalf of Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and Article 2 of this Supplement.

“Remarketing Agent” means the entity appointed as such with respect to TFP Shares by the Board of Trustees and any additional or successor companies or entities appointed by the Board of Trustees which have entered into a Remarketing Agreement with the Fund.

“Remarketing Agreement” means the Remarketing Agreement, if any, with respect to the TFP Shares, by and among the Fund, the Investment Adviser, the Remarketing Agent and the Liquidity Provider (if applicable); as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

“Remarketing Notice” has the meaning specified in Section 2.6(b).

“Remarketing Procedures” means the procedures for conducting Remarketings set forth in Article 2 of this Supplement.

“Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

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“S&P” has the meaning set forth in the Statement.

“Scheduled Termination Date” means the date designated as the initial Scheduled Termination Date in the VRDM Purchase Agreement, if any, in effect at such time, or any succeeding date to which the term of such VRDM Purchase Agreement is extended, or, as the case may be, the initial Scheduled Termination Date of any Alternate VRDM Purchase Agreement, or any succeeding date to which the term of the Alternate VRDM Purchase Agreement is extended.

“SEC” has the meaning set forth in the Statement.

“Securities Act” has the meaning set forth in the Statement.

“Securities Depository” has the meaning set forth in the Statement.

“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Bloomberg or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Bloomberg or its successor, then SIFMA Municipal Swap Index shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced, such other reasonably comparable index selected in good faith by the Fund.

“SIFMA Municipal Swap Index Rate” means, on any Rate Determination Date, (i) the SIFMA Municipal Swap Index produced and made available on such date, or (ii) if such index is not made available by approximately 4:00 p.m., New York City time, on such date, the SIFMA Municipal Swap Index Rate as in effect from the previous Rate Determination Date.

“Special Dividend Payment Date” has the meaning set forth in Section 2.1(f).

“Statement” has the meaning set forth in the preamble to this Supplement.

“Subsequent Dividend Reset Period” means the period from, and including, the first day following the Initial Dividend Reset Period to, and including, the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day) and each subsequent period from, and including, the first day following the end of the previous Subsequent Dividend Reset Period to, and including, the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day).

“Taxable Fund Preferred Shares” or “TFP Shares” has the meaning set forth in the preamble to this Supplement and as used in this Supplement refers only to the Series [•] Taxable Fund Preferred Shares.

“Tender” means an Optional Tender or a Mandatory Tender, as applicable.

“Tender and Paying Agent” has the meaning set forth in the Statement.

“Tender and Paying Agent Agreement” has the meaning set forth in the Statement.

“Term Redemption Date” has the meaning set forth in the Statement.

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“Variable Rate Demand Mode” means the Mode established for the TFP Shares by the terms and conditions of the Statement as modified by this Supplement.

“VRDM Fee Agreement” means the Variable Rate Demand Mode (VRDM) Fee Agreement, if any, with respect to TFP Shares, between the Fund and the initial Liquidity Provider, as amended, modified or supplemented from time to time, or any similar agreement with a successor Liquidity Provider.

“VRDM Purchase Agreement” means the Variable Rate Demand Mode (VRDM) Purchase Agreement, if any, with respect to the TFP Shares, between the Tender and Paying Agent and the initial Liquidity Provider, as amended, modified or supplemented, or any Alternate VRDM Purchase Agreement.

1.2. Interpretation. (a) The headings preceding the text of Sections included in this Supplement are for convenience only and shall not be deemed part of this Supplement or be given any effect in interpreting this Supplement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Supplement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Supplement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. References to Sections shall refer to those portions of this Supplement, unless otherwise provided. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Supplement as a whole and not to any particular Article, Section or clause of this Supplement.

(b) Subject to Section 3(e) of the Statement, the terms and conditions of the TFP Shares set forth in this Supplement supersede the terms and conditions of the Statement, to the extent inconsistent therewith, for the Variable Rate Demand Mode.

(c) This Supplement shall be effective on the Mode Commencement Date.

ARTICLE 2

TERMS APPLICABLE TO THE

SERIES [•] TAXABLE FUND PREFERRED SHARES FOR THE INITIAL MODE

2.1. Dividends and Distributions.

(a) Applicable Dividend Rates and Calculation of Dividends.

(i) Applicable Dividend Rates. The Dividend Rate on the TFP Shares for the Initial Dividend Reset Period shall be equal to [•]% per annum. For each Subsequent Dividend Reset Period, the Dividend Rate on the TFP Shares shall be equal to the rate per annum that results from the Applicable Rate Determination on the Rate Determination Date immediately preceding such Subsequent Dividend Reset Period in accordance with Section 2.2; provided, however, that:

(A) if an Applicable Rate Determination for any such Subsequent Dividend Reset Period is not held for any reason other than as described below, the Dividend Rate for such Subsequent Dividend Reset Period will be adjusted to the Maximum Rate on the Rate Determination Date therefor;

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(B) in the event of a Failed Remarketing Condition, the Dividend Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread), and the Maximum Rate will continue to be the Dividend Rate until the first day of the next succeeding Subsequent Dividend Reset Period after a Failed Remarketing Condition no longer exists;

(C) if any Failure to Deposit shall have occurred during any Dividend Period therefor, but, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (b) of this Section 2.1, and the Fund shall have paid to the Tender and Paying Agent as a late charge (“Late Charge”) daily supplemental dividends equal in the aggregate to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the full amount of dividends with respect to any Dividend Period, an amount computed by multiplying (x) the Dividend Rate for the Dividend Reset Period during which such Failure to Deposit occurred on the Dividend Payment Date for such Dividend Period plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (b) of this Section 2.1 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding TFP Shares (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day) and (2) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the Redemption Price of the TFP Shares for which a Notice of Redemption had been provided by the Fund pursuant to Section 2.11(c), an amount computed by multiplying, (x) the Dividend Rate for the Dividend Reset Period during which such Failure to Deposit occurred on the applicable Redemption Date plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (b) of this Section 2.1 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding TFP Shares to be redeemed (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day), the Applicable Rate Determination will be held in respect of the TFP Shares for the Subsequent Dividend Reset Period as provided above in this paragraph (a), unless a Rate Determination Date occurs on the date on which such Failure to Deposit occurred or on either of the two Business Days succeeding that date, and the Failure to Deposit has not been cured on such Rate Determination Date in accordance with paragraph (b) of this Section 2.1, in which case no Applicable Rate Determination will be held in respect of the TFP Shares for the Subsequent Dividend Reset Period relating to such Rate Determination Date and the Dividend Rate for such Subsequent Dividend Reset Period will be the Maximum Rate on the Rate Determination Date for such Subsequent Dividend Reset Period; or

(D) if any Failure to Deposit shall have occurred during any Dividend Period therefor, and, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (b) of this Section 2.1 or the Fund shall not have paid the applicable Late Charge to the Tender and Paying Agent, no Applicable Rate Determination will occur in respect of the TFP Shares for the first Subsequent Dividend Reset Period therefor thereafter (or for any Subsequent Dividend Reset Period therefor thereafter to and including the Subsequent Dividend Reset Period during which (1) such Failure to Deposit is cured in accordance with paragraph (b) of this Section 2.1 and (2) the Fund pays the applicable Late Charge to the Tender and Paying Agent, in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Subsequent Dividend Reset Period), and the Dividend Rate for each such Subsequent Dividend Reset Period shall be a rate per annum equal to the Maximum Rate on the Rate Determination Date for such Subsequent Dividend Reset Period (but with the prevailing rating for the TFP Shares, for purposes of determining such Maximum Rate, being deemed to be “below ‘Baa3’”).

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Each dividend rate determined in accordance with this paragraph (a)(i) shall be a “Dividend Rate.”

(ii) Calculation of Dividends. The amount of dividends per share payable on TFP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Dividend Reset Period (or part thereof) in the related Dividend Period or Dividend Periods. The amount of dividends accumulated for each such Dividend Reset Period (or part thereof) shall be computed by multiplying the Dividend Rate in effect for such Dividend Reset Period (or part thereof) by a fraction, the numerator of which shall be the number of days in each such Dividend Reset Period (or part thereof) and the denominator of which shall be the actual number of days in the year (365 or 366), and applying each such rate obtained against $1,000.

(b) Curing a Failure to Deposit. A Failure to Deposit shall be cured for purposes of paragraph (a) above on the Business Day on which, by 12:00 noon, New York City time, the Fund shall have paid to the Tender and Paying Agent (A) all accumulated but unpaid dividends on the TFP Shares and (B) without duplication, the Redemption Price for TFP Shares, if any, for which Notice of Redemption has been provided by the Fund pursuant to paragraph (c) of Section 2.11; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of TFP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(c) Dividend Payments by Fund to Tender and Paying Agent. In connection with each Dividend Payment Date for TFP Shares, the Fund shall pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, on the earlier of (i) the third Business Day next succeeding the Rate Determination Date immediately preceding the Dividend Payment Date and (ii) the Business Day immediately preceding the Dividend Payment Date, an aggregate amount of Deposit Securities equal to the dividends to be paid to all Holders of TFP Shares on such Dividend Payment Date. If an aggregate amount of funds equal to the dividends to be paid to all Holders of TFP Shares on such Dividend Payment Date is not available in New York, New York, by 12:00 noon, New York City time, on the Business Day immediately preceding such Dividend Payment Date, the Tender and Paying Agent will notify the Liquidity Provider by Electronic Means of such fact prior to the close of business on such day.

(d) Tender and Paying Agent as Trustee of Dividend Payments by Fund. All Deposit Securities paid to the Tender and Paying Agent for the payment of dividends or other distributions on TFP Shares shall be held in trust for the payment of such dividends or other distributions by the Tender and Paying Agent for the benefit of the Holders specified in paragraph (e) of this Section 2.1. Any Deposit Securities paid to the Tender and Paying Agent in accordance with the foregoing but not applied by the Tender and Paying Agent to the payment of dividends or other distributions will, to the extent permitted by law, upon request of the Fund and to the extent all required payments of dividends and other distributions have been made, be repaid to the Fund as soon as possible after the date on which such Deposit Securities were so to have been applied.

(e) Dividends Paid to Holders. Dividends on the TFP Shares shall be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of TFP Shares, the transferor as Beneficial Owner of TFP Shares shall be deemed to have agreed pursuant to the terms of the TFP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee

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becoming the Beneficial Owner of the TFP Shares in exchange for payment of the Purchase Price for such TFP Shares by the transferee.

(f) Special Dividend Payment Dates. Notwithstanding the foregoing, the Fund in its discretion may establish a Dividend Payment Date (each, a “Special Dividend Payment Date”) in addition to the monthly Dividend Payment Dates; provided, that any such Special Dividend Payment Date shall be a Business Day.

2.2. Determination of Applicable Dividend Rate.

(a) The Dividend Rate for each Subsequent Dividend Reset Period shall be determined by the Remarketing Agent on and as of each Rate Determination Date as the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the TFP Shares on the first day of the Subsequent Dividend Reset Period next succeeding the Rate Determination Date having a market value equal to the Liquidation Preference thereof (plus accumulated but unpaid dividends thereon, whether or not earned or declared). Such determination shall be conclusive and binding upon the interested parties. The Dividend Rate shall not exceed the Maximum Rate.

(b) The Remarketing Agent shall establish the Dividend Rate by 5:00 p.m., New York City time, on each Rate Determination Date to the nearest one-thousandth (0.001) of one percent per annum for the Subsequent Dividend Reset Period. The Dividend Rate shall be in effect from and including the first day following such Rate Determination Date to and including the following Rate Determination Date. The Remarketing Agent shall make the Dividend Rate available after 5:00 p.m., New York City time, on the Rate Determination Date by Electronic Means to the Fund, the Tender and Paying Agent and the Liquidity Provider and post the Dividend Rate on Bloomberg.

(c) In the event that the Remarketing Agent establishes the Maximum Rate as the Dividend Rate for a Subsequent Dividend Reset Period, the Remarketing Agent shall notify the Fund and the Tender and Paying Agent. The Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Liquidity Provider and the Holders of TFP Shares by first class mail, postage prepaid (in the case of physical shares outside the book-entry system of the Securities Depository), or Electronic Means (in the case of TFP Shares in the form of global securities), that the Dividend Rate for the Subsequent Dividend Reset Period is the Maximum Rate.

(d) In the event the Remarketing Agent does not or is unable to determine the Dividend Rate, or if there is no Remarketing Agent, the Dividend Rate shall be the Maximum Rate.

(e) In the event of a Failed Remarketing Condition, the Dividend Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread) and the Maximum Rate will continue to be the Dividend Rate until the first day of the next succeeding Subsequent Dividend Reset Period after a Failed Remarketing Condition no longer exists.

2.3. Reserved.

2.4. Reserved.

2.5. Remarketing Procedures.

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(a) Pursuant to an Optional Tender, Beneficial Owners may elect to tender their TFP Shares (in denominations of $1,000 and integral multiples thereof) for Remarketing at the Purchase Price on the Purchase Date designated in a Notice of Tender (or, if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender shall be irrevocable (except as described below) and effective upon receipt and shall:

(i) be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or, if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii) state the series and the aggregate number of TFP Shares to be purchased, the CUSIP number of the TFP Shares to be purchased, and the Purchase Date and be in substantially the form of and contain such other information specified in an attachment to the VRDM Purchase Agreement; and

(iii) state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the TFP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(b) Upon receipt of a Notice of Tender, the Tender and Paying Agent shall provide a copy to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt.

(c) Any Notice of Tender delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, shall be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date shall be adjusted such that the Purchase Date shall be the Business Day next succeeding the date specified as the Purchase Date in the relevant Notice of Tender.

(d) The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered pursuant to the foregoing in paragraph (a)(i) and (ii) shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

(e) (i) TFP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event as follows:

(ii) Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding TFP Shares. Any notice given in respect of a Mandatory Tender under this Supplement will be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice.

(iii) Upon the occurrence of a Mandatory Tender Event, all Outstanding TFP Shares automatically shall be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any TFP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that TFP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of TFP Shares fails to deliver such TFP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such TFP Shares shall not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered TFP

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Shares as of the scheduled Purchase Date. Any such undelivered TFP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered TFP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered TFP Shares will be held in a separate account by the Tender and Paying Agent, will not be invested, and will be held for the exclusive benefit of the Holder of such undelivered TFP Shares. The undelivered TFP Shares will be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement TFP Share certificates in lieu of such undelivered TFP Shares.

(iv) The Fund, in its sole discretion, may provide all (but not less than all) Beneficial Owners with a right to elect to retain their TFP Shares in connection with a Mandatory Tender for Remarketing. The terms and conditions of any such right to retain shall be as set forth in one or more notices given to Holders. Any such notice given in respect of a right to retain in connection with a Mandatory Tender under this Supplement will be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice. Any TFP Shares duly retained as of the applicable Purchase Date in accordance with this provision and the applicable notice or notices shall be deemed successfully remarketed for purposes of the related Mandatory Tender for Remarketing.

(f) A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the TFP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of TFP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by Electronic Means not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent will contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by that time. The Tender and Paying Agent shall deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation shall be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of TFP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such TFP Shares. A Notice of Revocation shall be effective as to the number of TFP Shares specified therein as having been revoked less the number of such TFP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, (x) tendered TFP Shares, if any, unsold and in respect of which the Remarketing Agent has not entered into an agreement of sale at or after the time of receipt by the Remarketing Agent of a Notice of Revocation may, at the discretion of the Remarketing Agent, be allocated by the Remarketing Agent to such Notice of Revocation and (y) tendered TFP Shares, if any, that remain unsold on the related Purchase Date shall be allocated by the Remarketing Agent to each Notice of Revocation received in respect of TFP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was

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received by the Tender and Paying Agent, and each such Notice of Revocation shall be effective only to the extent of such allocation and availability of unsold TFP Shares.

(g) So long as the TFP Shares are Outstanding in the Variable Rate Demand Mode, the Fund shall use its best efforts to engage at all times a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities to use its best efforts to remarket all TFP Shares properly tendered pursuant to a Tender in accordance with this Article 2.

2.6. Remarketing Schedule.

(a) In connection with any attempted Remarketing, all tendered TFP Shares shall be remarketed at the Purchase Price of such TFP Shares. The calculation of the Purchase Price of the TFP Shares that are remarketed or purchased by the Liquidity Provider shall be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed TFP Shares and the aggregate number and Purchase Price of TFP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, shall be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by Electronic Means by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of the sale of any remarketed TFP Shares by the Remarketing Agent relating to tendered TFP Shares shall be used by the Tender and Paying Agent for the purchase of the tendered TFP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering TFP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered TFP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such TFP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the related Purchase Date, and the re-delivery of such TFP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the related Purchase Date. In the event any tendered TFP Shares are not delivered to the Tender and Paying Agent against delivery of immediately available funds as contemplated by the immediately preceding sentence, the Tender and Paying Agent shall be obligated to refund to the Remarketing Agent (or to such other person as the Remarketing Agent may direct) on the same day any Purchase Price proceeds that have been wired to the Tender and Paying Agent in the contemplated settlement of the tendered TFP Shares.

(b) By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by Electronic Means, that sets forth the number of TFP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold TFP Shares and the number of TFP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold TFP Shares to be funded by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the TFP Shares to be purchased on such Purchase Date, the Tender and Paying Agent will promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the

19

Fund) a “Preliminary Notice of Purchase” that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of TFP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such TFP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the TFP Shares to be purchased on such Purchase Date (or if Remarketing proceeds for any tendered TFP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent will deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of TFP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered TFP Shares for which Remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date (other than TFP Shares owned by the Liquidity Provider and tendered for Remarketing), shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider shall equal the Purchase Price of the TFP Shares stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

(c) The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any TFP Shares, wire transfer the aggregate Purchase Price of all TFP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDM Purchase Agreement and the Liquidity Provider has received a Remarketing Notice that such TFP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations under the VRDM Purchase Agreement, by payment against delivery of the TFP Shares that are the subject of any such Final Notice of Purchase, in each case, through means of the Securities Depository in the case of TFP Shares in the form of global securities.

(d) Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered TFP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider by means of “FREE” delivery through the system of the Securities Depository, TFP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the TFP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holder, in the case of a Mandatory Tender, or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a

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Remarketing until the TFP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt of TFP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of Remarketing proceeds from the Remarketing Agent, with respect to TFP Shares successfully remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDM Purchase Agreement from the Liquidity Provider, with respect to TFP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such TFP Shares to the relevant tendering Beneficial Owners, Agent Members or Holders, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(e) Except as otherwise expressly provided for herein, the purchase and delivery of tendered TFP Shares in the form of global securities, the Remarketing or purchase by the Liquidity Provider thereof, and payments with respect to the foregoing, will be accomplished in accordance with the applicable procedures of the Securities Depository.

(f) The Remarketing Agent and the Tender and Paying Agent each shall use commercially reasonable efforts to meet the timing requirements set forth above. At any time that no Purchase Obligation is in effect (or with respect to a Remarketing of TFP Shares held by the Liquidity Provider, as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any TFP Shares unsold in a Remarketing shall be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case may be, by the Tender and Paying Agent. The Remarketing Agent may, in its sole discretion, modify the settlement procedures set forth above with respect to any Remarketing upon ten (10) days’ prior written notice to the Fund, the Liquidity Provider and the Tender and Paying Agent, provided any such modification does not adversely affect the Holders, the Beneficial Owners, the Tender and Paying Agent, the Liquidity Provider or the Fund. The Remarketing Agent may sell TFP Shares for its own account outside of a Remarketing at a price other than the Purchase Price.

(g) In connection with the allocation of TFP tendered for Remarketing by the Liquidity Provider and any other Holder or Beneficial Owner of shares of TFP in any Remarketing, the Remarketing Agent shall allocate those shares of TFP previously acquired by the Liquidity Provider pursuant to its Purchase Obligation first to any purchasers in a Remarketing (such allocation coming first from those shares of TFP acquired earliest by the Liquidity Provider).

2.7. Failed Remarketing Condition. In the event of a Failed Remarketing Condition, pursuant to the Tender and Paying Agent Agreement, the Tender and Paying Agent shall provide notice of a Failed Remarketing Condition, promptly but in any event within two (2) Business Days of receipt by the Tender and Paying Agent of notice from the Fund of the occurrence of such Failed Remarketing Condition, by Electronic Means (or by first class mail, postage prepaid, in the case where the TFP Shares are in physical form outside the book-entry system of the Securities Depository) to the Holders (with a copy to the Fund).

2.8. Purchase of TFP Shares by Remarketing Agent. The Remarketing Agent in its sole discretion may purchase for its own account TFP Shares in a Remarketing; however, the Remarketing Agent shall not be obligated to purchase any TFP Shares that would otherwise remain unsold in a Remarketing. None of the Fund, the Tender and Paying Agent or the Remarketing Agent shall be obligated in any case to provide funds to make

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payment to a Beneficial Owner or its Agent Member or a Holder upon such Beneficial Owner’s or Holder’s tender of its TFP Shares in a Remarketing unless, in each case, such TFP Shares were acquired for the account of the Fund, the Tender and Paying Agent or the Remarketing Agent.

2.9. Minimum VRDM Asset Coverage. The Fund shall maintain the Minimum VRDM Asset Coverage as of the close of business on each Business Day on which any TFP Share is Outstanding in the Variable Rate Demand Mode. If the Fund fails to maintain such Minimum VRDM Asset Coverage as of the close of business on any Business Day, the provisions of Section 2.11(b)(i)(B) shall apply. For purposes of determining whether the requirements of this Section 2.9 are satisfied, (i) no TFP Shares or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by this Section 2.9 if, prior to or concurrently with such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the TFP Shares or other Preferred Shares) to pay the full redemption price for the TFP Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the TFP Shares or other Preferred Shares and the requisite notice of redemption for the TFP Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been given, and (ii) the Deposit Securities or other funds that shall have been so deposited with the applicable paying agent shall not be included as assets of the Fund for purposes of such computation.

2.10. Ratings.

(a) Short-Term Ratings. The Fund will use its reasonable best efforts to maintain at least one short-term rating on the TFP Shares, to the extent that the Liquidity Provider then has a short-term debt rating.

(b) Long-Term Ratings. The Fund is not required to maintain any, or any particular, long-term ratings for the TFP Shares. To the extent that the Fund does at any time maintain one or more long-term ratings for the TFP Shares from one or more Rating Agencies, the Fund may take any action resulting in a change in, or addition or termination of, any long-term rating for the TFP Shares without the vote, approval or consent of Holders of TFP Shares or any other shareholders of the Fund. The Rating Agency Guidelines, if any, as they may be amended from time to time by the respective Rating Agency, will be reflected in written documents, including the ratings methodologies of the applicable Rating Agency. The Rating Agency Guidelines may be amended by the respective Rating Agency without the approval of the Fund or its Board of Trustees or any Holders of TFP Shares, or any other shareholder of the Fund, and may be changed or eliminated at any time without the vote, approval or consent of Holders of TFP Shares or any other shareholders of the Fund, including in connection with the change or termination by the Fund of any or all long-term ratings then applicable to the TFP Shares.

2.11. Redemption.

(a) Optional Redemption.

(i) Subject to the provisions of paragraph (iii) of this paragraph (a), the TFP Shares may be redeemed, at the option of the Fund, at any time, as a whole or from time to time in part, out of funds legally available therefor, at a redemption price per share equal to the sum of $1,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to, but not including, the date fixed for redemption; provided, however, that (1) the TFP Shares may not be redeemed in part if after such partial redemption fewer than 50 TFP Shares would remain Outstanding; and (2) TFP Shares are not redeemable by the Fund during the Initial Dividend Reset Period.

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(ii) If fewer than all of the Outstanding TFP Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of TFP Shares to be redeemed shall be selected either pro rata from the Holders of TFP Shares in proportion to the number of TFP Shares held by such Holders or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable and, in each case, in accordance with the applicable rules of the Securities Depository so long as the TFP Shares are held in the book-entry system of the Securities Depository. Subject to the provisions of the Statement, this Supplement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which TFP Shares will be redeemed from time to time.

(iii) The Fund may not on any date send a Notice of Redemption pursuant to paragraph (c) of this Section 2.11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a Market Value not less than the amount (including any applicable premium) due to Holders of TFP Shares by reason of the redemption of such shares on such Redemption Date.

(b) Mandatory Redemption.

(i) (A) The Fund shall redeem all Outstanding TFP Shares on the Term Redemption Date, at a redemption price equal to $1,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date, as provided in the Statement.

(B) The Fund shall redeem Preferred Shares if the Fund fails to maintain the Minimum VRDM Asset Coverage in accordance with this Supplement and such failure is not cured on or before the Minimum VRDM Asset Coverage Cure Date. The number of Preferred Shares to be redeemed, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Preferred Shares of any series, shall be equal to the lesser of (i) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Minimum VRDM Asset Coverage Cure Date, would, together with all other Preferred Shares subject to retirement, result in the Fund’s maintaining the Minimum VRDM Asset Coverage on such Minimum VRDM Asset Coverage Cure Date (provided, however, that, if there is no such minimum number of Preferred Shares the redemption of which would have such result, all TFP Shares and other Preferred Shares then outstanding shall be redeemed) and (ii) the maximum number of Preferred Shares that can be redeemed out of funds legally available therefor in accordance with the Declaration and applicable law. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 10 days nor later than 30 days after the Minimum VRDM Asset Coverage Cure Date, except that, if the Fund does not have funds legally available for the redemption or retirement of all of the required number of TFP Shares and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to 30 days after the Minimum VRDM Asset Coverage Cure Date, the Fund shall redeem those TFP Shares and other Preferred Shares which it was unable to redeem or retire on the earliest practicable date on which it is able to effect such redemption or retirement. The Fund will redeem any TFP Shares at a redemption price equal to $1,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption.

(C) Except in the case of a Failed Remarketing Condition—Purchased TFP Shares Redemption, as described below, if fewer than all of the Outstanding TFP Shares are to be redeemed pursuant to this paragraph (b), the number of TFP Shares to be redeemed shall be selected either pro rata from the Holders of TFP Shares in proportion to the number of TFP Shares held by such Holders or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable and, in each case, in accordance with

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the applicable rules of the Securities Depository so long as the TFP Shares are held in the book-entry system of the Securities Depository. Subject to the provisions of the Statement, this Supplement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which TFP Shares will be redeemed from time to time.

(ii) (A) In accordance with this Supplement and if then required pursuant to the VRDM Fee Agreement, if the Liquidity Provider acquires any TFP Shares pursuant to the Purchase Obligation and the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such Purchased TFP Shares for a period of six months during which such Purchased TFP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased TFP Shares shall have occurred and be continuing for such period of time with respect to such Purchased TFP Shares), the Fund shall effect a Failed Remarketing Condition—Purchased TFP Shares Redemption; provided, that, as of the date of redemption: (i) to the extent any TFP Shares are Outstanding and held by Persons other than the Liquidity Provider, the Purchase Obligation of the Liquidity Provider whose TFP Shares are subject to the Failed Remarketing Condition—Purchased TFP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDM Purchase Agreement to which such Liquidity Provider is a party, and (ii) to the extent (a) any TFP Shares are Outstanding and held by Persons other than the Liquidity Provider, and (b) the Purchase Obligation of the Liquidity Provider whose TFP Shares are subject to the Failed Remarketing Condition—Purchased TFP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDM Purchase Agreement to which such Liquidity Provider is a party, the Liquidity Provider whose TFP Shares are subject to the Failed Remarketing Condition—Purchased TFP Shares Redemption shall have made written affirmation to the Fund not later than the Business Day immediately preceding the Redemption Date to the effect that the Liquidity Provider is in compliance with the Purchase Obligation in accordance with its terms. Notwithstanding the foregoing proviso, any failure or delay by the Liquidity Provider whose TFP Shares are subject to the Failed Remarketing Condition—Purchased TFP Shares Redemption to deliver the affirmation referred to in the foregoing proviso shall not relieve the Fund of its obligation to effectuate a Failed Remarketing Condition—Purchased TFP Shares Redemption and shall only result in a delay by the Fund to effectuate a Failed Remarketing Condition—Purchased TFP Shares Redemption until one (1) Business Day following the date that such Liquidity Provider delivers such affirmation or on which such affirmation is no longer required to be delivered. The six-month holding period for Purchased TFP Shares acquired and held as a result of a continuing Failed Remarketing Condition—Purchased TFP Shares shall be determined by the Fund on a first-in, first-out basis. The Fund shall effect a Failed Remarketing Condition—Purchased TFP Shares Redemption on the date fixed by the Fund therefor, which date shall not be later than three Business Days after the expiration of the six-month holding period in respect of the applicable Purchased TFP Shares, except that if the Fund does not have funds legally available for the redemption of all of the required number of Purchased TFP Shares which are subject to the Failed Remarketing Condition—Purchased TFP Shares Redemption or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to three Business Days after the expiration of the applicable six-month holding period, the Fund shall redeem those TFP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. In the event that the Liquidity Provider receives any TFP Shares in the distribution referred to under “Designation of Series [•] TFP” in the Statement in respect of shares of Target Fund TFP (x) beneficially owned by the Liquidity Provider for federal income tax purposes and that were acquired pursuant to the Liquidity Provider’s purchase obligation with respect to the Target Fund TFP, (y) continuously beneficially owned for federal income tax purposes by the Liquidity Provider from the date of acquisition and (z) not successfully remarketed, then (I) the TFP Shares so received shall be treated as Purchased TFP Shares, (II) a Failed Remarketing

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Condition—Purchased TFP Shares shall be deemed to exist and be continuing as of the date of distribution of the TFP Shares and to have commenced on the date the Liquidity Provider acquired the related shares of Target Fund TFP pursuant to the Liquidity Provider’s purchase obligation with respect to the Target Fund TFP and (III) any notices given by the Liquidity Provider in accordance with the VRDM fee agreement relating to the Target Fund TFP shall be deemed to have been given in accordance with the VRDM Fee Agreement for purposes of this subsection (b)(ii).

(B) Upon the occurrence and during the continuance of a Failed Remarketing Condition—Purchased TFP Shares with respect to any TFP Shares, by the fifth Business Day following delivery of notice thereof from the Liquidity Provider in accordance with the VRDM Fee Agreement, the Fund shall cause the Custodian to earmark, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Failed Remarketing Condition Redemption Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of such Purchased TFP Shares. If, while the Failed Remarketing Condition—Purchased TFP Shares with respect to such Purchased TFP Shares is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Failed Remarketing Condition Redemption Liquidity Account for such Purchased TFP Shares as of the close of business on any Business Day is less than 110% of the Liquidation Preference of such Purchased TFP Shares, then the Fund shall cause the Custodian and the Investment Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Failed Remarketing Condition Redemption Liquidity Account for such Purchased TFP Shares is at least equal to 110% of the Liquidation Preference of such Purchased TFP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian with a copy to the Liquidity Provider on any date to release any Liquidity Account Investments with respect to any Purchased TFP Shares from such earmarking and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund earmarked as Liquidity Account Investments with respect to such Purchased TFP Shares at the close of business on such date have a Market Value equal to 110% of the Liquidation Preference of such Purchased TFP Shares and (y) the assets of the Fund designated and earmarked as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) determined in accordance with subparagraph (C) below with respect to such Purchased TFP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Failed Remarketing Condition Redemption Liquidity Account for any Purchased TFP Shares, other than liens, security interests or encumbrances permitted under the Credit Facility, arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(C) Subject to notice having been received as referred to in subparagraph (B) above, the Market Value of the Deposit Securities held in the Failed Remarketing Condition Redemption Liquidity Account for any Purchased TFP Shares, from and after the day (or, if such day is not a Business Day, the next succeeding Business Day) preceding the expiration of the six-month holding period for the Failed Remarketing Condition—Purchased TFP Shares applicable to such Purchased TFP Shares (which may result in multiple six month holding periods, each in respect of a Failed Remarketing Condition—Purchased TFP Shares in respect of applicable Purchased TFP Shares) specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference for such Purchased TFP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of paragraph (D) below:

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Number of Days* Preceding the Six-Month Anniversary of Liquidity Provider’s Purchase	Market Value of Deposit Securities as Percentage of Liquidation Preference
135	20%
105	40%
75	60%
45	80%
15	100%

*	Or if such day is not a Business Day, the next succeeding Business Day

(D) If the aggregate Market Value of the Deposit Securities included in the Failed Remarketing Condition Redemption Liquidity Account for any Purchased TFP Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Purchased TFP Shares for such Business Day, then the Fund shall cause the earmarking of additional or substitute Deposit Securities in respect of the Failed Remarketing Condition Redemption Liquidity Account for such Purchased TFP Shares, so that the aggregate Market Value of the Deposit Securities included in the Failed Remarketing Condition Redemption Liquidity Account for such Purchased TFP Shares is at least equal to the Liquidity Requirement for such Purchased TFP Shares not later than the close of business on the next succeeding Business Day.

(E) The Deposit Securities included in the Failed Remarketing Condition Redemption Liquidity Account for any Purchased TFP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for such Purchased TFP Shares. Upon the earlier to occur of (x) the successful Remarketing of the Purchased TFP Shares or (y) the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of such Purchased TFP Shares on the Redemption Date for such Purchased TFP Shares, the requirement of the Fund to maintain a Failed Remarketing Condition Redemption Liquidity Account for such Purchased TFP Shares as contemplated by this Section 2.11(b)(ii) shall lapse and be of no further force and effect.

(F) The provisions of subparagraphs (A) through (E) of this Section 2.11(b)(ii) may be amended by the Fund, by resolution of the Board of Trustees duly adopted, without shareholder approval in order to conform to the terms of a VRDM Fee Agreement or as otherwise necessary or desirable in the judgment of the Board of Trustees, provided that the Fund receives the prior written consent of the Liquidity Provider.

(iii) The Fund shall comply with the provisions of Section 9(k) of the Statement in connection with the Term Redemption Date, if any TFP Shares then remain Outstanding. The Liquidity Account established pursuant to Section 9(k) of the Statement shall be without duplication of any Failed Remarketing Condition Redemption Liquidity Account then in effect pursuant to Section 2.11(b)(ii) above. Upon the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding TFP Shares on the Term Redemption Date in accordance with Section 9(k) of the Statement, the requirement of the Fund to maintain a Failed Remarketing Condition Redemption Liquidity Account for the Outstanding TFP Shares as contemplated by Section 2.11(b)(ii) shall lapse and be of no further force and effect.

(iv) The requirements of this Section 2.11(b)(ii)(B) and Section 9(k) of the Statement shall be effective only to the extent then permitted under the terms and conditions of the Credit Facility (as then in effect).

(c) Notice of Redemption. If the Fund shall determine or be required to redeem, in whole or in part, shares of TFP pursuant to paragraph (a) or (b)(i) of this Section 2.11, the Fund will send a notice of redemption (a “Notice of Redemption”), by Electronic Means (or by first class mail, postage

26

prepaid, in the case where the TFP Shares are in physical form outside the book-entry system of the Securities Depository), to Holders thereof, the Remarketing Agent and the Liquidity Provider or, in the case of a redemption pursuant to paragraph (b)(ii) of this Section 2.11, only to the Liquidity Provider and the Remarketing Agent, or request the Tender and Paying Agent, on behalf of the Fund to promptly do so by Electronic Means (or by first class mail, postage prepaid, in the case where the TFP Shares are in physical form outside the book-entry system of the Securities Depository) so long as the Notice of Redemption is furnished by the Fund to the Tender and Paying Agent in electronic format at least five (5) Business Days prior to the date a Notice of Redemption is required to be delivered to the Holders, unless a shorter period of time shall be acceptable to the Tender and Paying Agent. A Notice of Redemption shall be sent to Holders not less than 10 days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (i) the Redemption Date; (ii) the number of TFP Shares to be redeemed and the Series thereof; (iii) the CUSIP number for the TFP Shares; (iv) the Redemption Price or, if not then ascertainable, the manner of calculation thereof; (v) if applicable, the place or places where the certificate(s), if any, for such TFP Shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the TFP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (vii) the provisions of the Statement and this Supplement under which such redemption is made. If fewer than all TFP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of TFP Shares to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Supplement that such redemption is subject to one or more conditions precedent not otherwise expressly stated herein and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(d) Deposit with the Tender and Paying Agent; Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 2.11, not later than 12:00 noon, New York City time, on a Business Day not less than ten (10) days preceding the Redemption Date specified in such notice, the Fund shall irrevocably deposit with the Tender and Paying Agent an aggregate amount of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the TFP Shares that are subject to such notice. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 2.11, upon the deposit with the Tender and Paying Agent of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the TFP Shares that are the subject of such notice, dividends on such shares shall cease to accumulate, except as included in the Redemption Price, and such shares shall no longer be deemed to be Outstanding, except as noted below with respect to the VRDM Purchase Agreement, for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in paragraph (a)(i) of Section 2.1. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Tender and Paying Agent to the Holders of TFP Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Tender and

27

Paying Agent, promptly after the date fixed for redemption, any cash or other Deposit Securities deposited with the Tender and Paying Agent in excess of (i) the aggregate Redemption Price of the TFP Shares called for redemption on such date and (ii) all other amounts to which Holders of TFP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of TFP Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited. Notwithstanding the foregoing, TFP Shares will be deemed to be Outstanding for purposes of the VRDM Purchase Agreement until redeemed by the Fund.

(e) Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.11, the Fund may, in its sole discretion, modify the procedures set forth above with respect to notification of redemption for the TFP Shares, provided that such modification does not materially and adversely affect the Holders of the TFP Shares or cause the Fund to violate any law, rule or regulation; and provided further that no such modification shall in any way alter the obligations of the Tender and Paying Agent without its prior written consent. Furthermore, if in the sole discretion of the Board of Trustees, after consultation with counsel, modification of the foregoing redemption provisions are permissible under the rules and regulations or interpretations of the SEC and the Code (including in respect of the treatment of the TFP Shares as stock for U.S. federal income tax purposes) with respect to the redemption of TFP Shares owned by the Liquidity Provider, the Fund, without shareholder approval, by resolution of the Board of Trustees, may modify such redemption procedures.

2.12. Purchase Obligation. As long as TFP Shares are Outstanding in the Variable Rate Demand Mode, the Fund shall maintain a VRDM Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the TFP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Board of Trustees. If the Fund maintains a VRDM Purchase Agreement providing for a Purchase Obligation, the provisions herein relating to the Liquidity Provider shall be operative and the following shall apply:

(a) The Fund shall notify, or cause the Tender and Paying Agent to notify, Holders by Electronic Means, or by first class mail, postage prepaid, in the case in which TFP Shares are in physical form outside the book-entry system of the Securities Depository, (A) of the occurrence of a Mandatory Tender Event or Mandatory Purchase Event, (B) in the event that there is a substitute Liquidity Provider (including, but not limited to, as to the Liquidity Provider, its consolidation or amalgamation with, or merger with and into, another entity, or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity), such notice to be provided at least seven days’ prior to any such substitution, or (C) of any downgrade in the short-term or long-term rating of the TFP Shares or the short-term rating of the Liquidity Provider by an NRSRO then rating the TFP Shares or the Liquidity Provider, as applicable.

(b) In the event of a Failed Remarketing Condition, the Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Fund and Holders by telephone or Electronic Means, or by first class mail, postage prepaid, in the case in which TFP Shares are in physical form outside the book-entry system of the Securities Depository, of such Failed Remarketing Condition.

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(c) Each TFP Share shall be subject to Tender to the Tender and Paying Agent for Remarketing on the related Purchase Date or, in the event (i) no Remarketing occurs or (ii) pursuant to an attempted Remarketing TFP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold TFP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such TFP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider on such Purchase Date pursuant to a Final Notice of Purchase. If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform such obligation pursuant to the VRDM Purchase Agreement, Beneficial Owners and their Agent Members shall have the right to tender their TFP Shares directly to the Liquidity Provider, pursuant to a Final Notice of Purchase. In the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment of the Fund will not, perform its obligations under the VRDM Purchase Agreement, the Fund (i) upon becoming aware thereof, shall promptly notify the Liquidity Provider, the Remarketing Agent and the Holders by Electronic Means of such event, and (ii) so long as such event is continuing, shall use its best efforts to direct the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering TFP Shares that are the subject of such notice.

(d) The Fund will require in the Tender and Paying Agent Agreement that, pursuant to a Tender, TFP Shares that are not sold in a Remarketing will be tendered by the Tender and Paying Agent to the Liquidity Provider for payment of the Purchase Price by the Liquidity Provider on the Purchase Date pursuant to the VRDM Purchase Agreement.

(e) Except as set forth in Section 2.11(b)(ii) in connection with a mandatory redemption of TFP Shares, the Fund shall have no obligation to purchase TFP Shares acquired by the Liquidity Provider pursuant to the VRDM Purchase Agreement or otherwise.

(f) TFP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to the Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding TFP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of the VRDM Purchase Agreement. Any notice given in respect of a Mandatory Purchase under this Supplement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding TFP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any TFP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

(g) In the event TFP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver such TFP Shares to which a Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder of such TFP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or

29

declared) other than the Purchase Price of such undelivered TFP Shares as of the scheduled Purchase Date. Any such undelivered TFP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered TFP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered TFP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered TFP Shares. The undelivered TFP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement TFP Share certificates in lieu of such undelivered TFP Shares.

(h) So long as the TFP Shares are Outstanding in the Variable Rate Demand Mode, the Fund shall use its best efforts to engage at all times a Tender and Paying Agent to perform the duties specified in this Supplement and the Statement, the Tender and Paying Agent Agreement and the VRDM Purchase Agreement with respect to the Tender and Paying Agent.

The provisions of paragraphs (a) through (g) of this Section 2.12 may be amended by the Board of Trustees, by resolution duly adopted, without shareholder approval in order to conform to a VRDM Purchase Agreement providing a Purchase Obligation.

2.13. Transfers.

(a) Unless otherwise permitted by the Fund, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of TFP Shares only in whole shares and only pursuant to a Remarketing in accordance with the Remarketing Procedures, provided, however, that (a) a sale, transfer or other disposition of TFP Shares from a Beneficial Owner who holds shares through an Agent Member to another Beneficial Owner who holds shares through the same Agent Member shall be permitted, and (b) in the case of all transfers other than pursuant to Remarketings, the Agent Member (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Remarketing Agent. The Fund has not registered the TFP Shares under the Securities Act. Accordingly, the TFP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision or any exemption from registration available and otherwise in accordance with the legend set forth on the face of the TFP Shares.

(b) The Investment Adviser, affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a purchase of TFP Shares which are to be cancelled within 10 days of purchase by the Fund), and Persons over which the Investment Adviser, or affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act), exercise discretionary investment or voting authority (other than the Fund, in the case of a purchase of TFP Shares which are to be cancelled within 10 days of purchase by the Fund), are not permitted to purchase, directly or indirectly, TFP Shares without the prior written consent of the Liquidity Provider, and any such purchases without such consent shall be void ab initio; provided, however, that the Fund shall give prompt notice to Beneficial Owners by Electronic Means upon any of the foregoing Persons, singly or in the aggregate, acquiring a beneficial interest in 20% or more of the TFP Shares; provided, further, that, without regard to the preceding requirements, purchases of TFP Shares may be made by broker-dealers that are affiliated persons of the Investment Adviser in riskless principal transactions with respect to such purchases of TFP Shares.

30

(c) If at any time the Fund is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of TFP Shares and prospective purchasers of TFP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

2.14. Miscellaneous.

(a) Amendment of or Supplements to this Supplement. To the extent permitted by the Statement and the VRDM Fee Agreement, the Board of Trustees, without the vote of the Holders of the TFP Shares, may interpret, supplement or amend the provisions of this Supplement, including replacing One-Month Term SOFR as provided in the definition thereof.

(b) Purchase Obligation Part of TFP Shares. Each Holder and Beneficial Owner, by virtue of acquiring TFP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Purchase Obligation as part of the TFP Shares rather than as a separate property right.

(c) Treatment of TFP Shares as Stock. Each Holder and Beneficial Owner, by virtue of acquiring TFP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the TFP Shares as stock in the Fund.

(d) Termination. Upon the earlier to occur of (a) no TFP Shares being Outstanding or (b) the successful transition to a new Mode for the TFP Shares, all rights and preferences of the TFP Shares under this Supplement hereunder shall cease and terminate, and all obligations of the Fund under this Supplement with respect to the TFP Shares shall terminate.

ARTICLE 3

TRANSITION TO NEW MODE

3.1. Election and Notice of Mode Change.

(a) General. The Fund, at its option, may elect to terminate the Initial Mode and change the TFP Shares to a new Mode. Transition to a new Mode shall be effective only if notice thereof shall have been given in accordance with paragraph (b) and paragraph (c)(ii)(A) of this Section 3.1, (B) no TFP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on the proposed first day of such new Mode and full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full, in each case, on the TFP Shares, and (C) if any Notice of Redemption shall have been provided by the Fund pursuant to paragraph (c) of Section 2.11 with respect to any TFP Shares, the Redemption Price with respect to such shares shall have been deposited with the Tender and Paying Agent. Subject to (i) the notice requirement in the immediately preceding sentence, and (ii) the tax opinion requirement set forth below, the Fund may select any day that is a Business Day, and for which the next calendar day is also a Business Day, as the Mode Termination Date, with the new Mode to commence on the Business Day immediately following the Mode Termination Date (the “New Mode Commencement Date”) and end not later than the Term Redemption Date. The terms of the new Mode may not, in any event, affect the parity ranking of TFP Shares relative to each other or to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund shall use its best efforts to cause the transition to a new Mode

31

and the terms and conditions of such new Mode to be consistent with the continuing qualification of the TFP Shares as equity in the Fund for U.S. federal income tax purposes, and it shall be a condition precedent to such transition that the Fund shall have received an opinion of counsel to the effect that the TFP Shares will continue to qualify as equity in the Fund for U.S. federal income tax purposes.

(b) Notice of Proposed Mode Change. If the Fund proposes to change the TFP Shares to a new Mode pursuant to paragraph (a) above, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Remarketing Agent) nor more than 30 days prior to the date the Fund proposes to designate as the New Mode Commencement Date, a notice (a “Notice of Proposed Mode Change”) shall be sent by the Fund by Electronic Means (or by first-class mail, postage prepaid, where the TFP Shares are in physical form outside the book-entry system of the Securities Depository) to the Holders of TFP Shares with copies provided to the Remarketing Agent, the Tender and Paying Agent and the Liquidity Provider. Each such notice shall state (A) that the Fund may exercise its option to designate a new Mode for the TFP Shares, specifying the New Mode Commencement Date, (B) that the Fund will, by 11:00 a.m., New York City time, on the second Business Day immediately preceding such proposed New Mode Commencement Date (or by such later time or date, or both, as may be agreed to by the Remarketing Agent) notify the Remarketing Agent of either (x) its determination, subject to certain conditions, to exercise such option, or (y) its determination not to exercise such option, and (C) that such new Mode shall not commence if (1) any TFP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on the proposed New Mode Commencement Date or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to the proposed New Mode Commencement Date have not been paid in full, in each case, on the TFP Shares.

(c) Notices in Respect of a Mode Change. (i) The Fund shall deliver a notice of Mode change (a “Notice of Mode Change”) in accordance with paragraph (ii)(A) below or a notice that the Fund is electing not to designate a new Mode in accordance with paragraph (ii)(B) below, as applicable:

(ii) No later than 11:00 a.m., New York City time, on the second Business Day immediately preceding the proposed New Mode Commencement Date as to which notice has been given as set forth in paragraph (b) above (or such later time or date, or both, as may be agreed to by the Remarketing Agent), the Fund shall deliver to the Remarketing Agent and the Liquidity Provider either:

(A) a Notice of Mode Change stating (1) that the Fund has determined to commence a new Mode for the TFP Shares on the New Mode Commencement Date, specifying the same and such date, and (2) that such new Mode shall not commence if (x) any TFP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on the proposed New Mode Commencement Date or (y) full cumulative dividends or any amounts due with respect to redemptions payable, in each case, on TFP Shares, prior to such New Mode Commencement Date have not been paid in full; or

(B) a notice stating that the Fund has determined not to exercise its option to designate a new Mode for TFP Shares and that the next succeeding Dividend Reset Period of TFP Shares shall be a Subsequent Dividend Reset Period.

(d) Failure to Deliver Notice of Mode Change. If the Fund fails to deliver the notice described in paragraph (c)(ii)(A) above of any proposed Mode Change to the Remarketing Agent and the Liquidity Provider by 11:00 a.m., New York City time, on the second Business Day immediately preceding the proposed New Mode Commencement Date (or by such later time or date, or both, as may be agreed to by the Remarketing Agent and the Liquidity Provider), the Fund shall be deemed to

32

have delivered a notice to the Remarketing Agent and the Liquidity Provider with respect to such proposed Mode change to the effect set forth in paragraph (c)(ii)(B) above.

(e) Mandatory Tender in Connection With Mode Change. The provision by the Fund of a Notice of Proposed Mode Change constitutes a Mandatory Tender Event as provided in the definition thereof, and the related Mandatory Tender shall be conducted in accordance with Section 2.5 and Section 2.6.

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IN WITNESS WHEREOF, Nuveen Floating Rate Income Fund, having duly adopted this Supplement, has caused these presents to be signed as of [•], in its name and on its behalf by its Chief Administrative Officer. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and such officers of the Fund have executed this Supplement as officers and not individually, and the obligations of the Fund set forth in this Supplement are not binding upon any such officers, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN FLOATING RATE INCOME FUND

By:
Name: David J. Lamb
Title: Chief Administrative Officer

Signature Page to Supplement (JFR Series [●])

Appendix B

VARIABLE RATE DEMAND MODE (VRDM) PURCHASE AGREEMENT

dated as of

[•]

between

THE BANK OF NEW YORK MELLON,

as Tender and Paying Agent

and

[•],

as Liquidity Provider

Nuveen Floating Rate Income Fund (JFR)

Series [•] Taxable Fund Preferred Shares

(JFR – Series [•] TFP Shares)

TABLE OF CONTENTS

ii

Schedule I	— Description of TFP Shares; Initial Remarketing Agent	I-1
Exhibit A	— Notice of Purchase	Ex.A-1
Exhibit B	— Mandatory Purchase Notice	Ex.B-1
Exhibit C	— Notice of Tender	Ex.C-1
Exhibit D	— Notice of Revocation	Ex.D-1

iii

VARIABLE RATE DEMAND MODE (VRDM)

PURCHASE AGREEMENT

VARIABLE RATE DEMAND MODE (VRDM) PURCHASE AGREEMENT, dated as of [                ], between THE BANK OF NEW YORK MELLON, a New York banking corporation, including its successors and assigns, as tender and paying agent (the “Tender and Paying Agent”) and [•], a [•], including its successors and assigns, as liquidity provider (the “Liquidity Provider”).

WHEREAS, Nuveen Floating Rate Income Fund, a closed-end investment company organized as a Massachusetts business trust (the “Fund”), has authorized the issuance to Holders (as defined below) of its Series [•] Taxable Fund Preferred Shares (the “TFP Shares”) in the Variable Rate Demand Mode, as set forth on Schedule I hereto, which are subject to this Agreement;

WHEREAS, the Fund wishes to enhance the liquidity of the TFP Shares by providing for the right of Holders and Beneficial Owners (as defined below) to tender TFP Shares pursuant to the Supplement (as defined below) and the obligation by the Liquidity Provider to purchase TFP Shares pursuant to the Purchase Obligation (as defined below);

WHEREAS, pursuant to the terms of the Tender and Paying Agent Agreement (as defined below), the Fund has retained the Tender and Paying Agent to perform certain duties with respect to the TFP Shares, including entering into and performing its duties under this Agreement (as defined below); and

WHEREAS, the Supplement provides that the Fund for the benefit of the Holders and Beneficial Owners of TFP Shares shall (i) maintain a VRDM Purchase Agreement (as defined in the Supplement) providing a Purchase Obligation on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis, and (ii) provide Holders and Beneficial Owners with advance notice of any termination of the Purchase Obligation;

NOW, THEREFORE, in consideration of the respective agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Definitions.

The following terms, as used herein, have the following meanings:

“Agent Member” means a Person with an account at the Securities Depository that holds one or more TFP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

“Agreement” means this Variable Rate Demand Mode (VRDM) Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

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“Alternate VRDM Purchase Agreement” means any agreement with a successor liquidity provider replacing this Agreement upon its termination in accordance with its terms and containing a purchase obligation substantially identical to the Purchase Obligation herein, as determined by the Fund.

“Available Commitment” as of any day means, with respect to the TFP Shares, the sum of the aggregate Liquidation Preference of the TFP Shares then Outstanding plus all accumulated but unpaid dividends, whether or not earned or declared, on such shares.

“Beneficial Owner” means a Person, including the Liquidity Provider to the extent it is at any time the beneficial owner of TFP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights), in whose name TFP Shares are recorded as beneficial owner of such TFP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee.

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)         cash or any cash equivalent;

(2)         any U.S. Government Security;

(3)         any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in U.S. Government Securities; or

(4)         any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of the Statement (or such rating’s future equivalent).

“Dividend Payment Date” means the first Business Day of the month next following each Dividend Period, the New Mode Commencement Date, if any, and each other date designated for the payment of dividends in accordance with the Supplement, including, as applicable, any Special Dividend Payment Date.

“Effective Date” means the date of this Agreement.

2

“Effective Leverage Ratio” has the meaning set forth in the VRDM Fee Agreement.

“Effective Leverage Ratio Cure Period” has the meaning set forth in the VRDM Fee Agreement.

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Extraordinary Corporate Event” means, as to the Liquidity Provider, (i) the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of this Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the TFP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in clause (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) above.

“Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased TFP Shares or a Failed Remarketing Condition—Unpurchased TFP Shares.

“Failed Remarketing Condition—Purchased TFP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any TFP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including TFP Shares that the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of this Agreement.

“Failed Remarketing Condition—Purchased TFP Shares Redemption” means redemption by the Fund, at a redemption price equal to $1,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of TFP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such TFP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased TFP Shares shall have occurred and be continuing for such period of time with respect to such TFP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDM Fee Agreement and the Supplement.

“Failed Remarketing Condition—Unpurchased TFP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold TFP Shares, that were subject to a

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proper Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such TFP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased TFP Shares”), until such time as all Outstanding Unpurchased TFP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a properly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased TFP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased TFP Shares.

“Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of TFP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

“Fund” has the meaning set forth in the preamble to this Agreement.

“Fund Insolvency Event” means that the Fund becomes a debtor under Title 11 of the United States Bankruptcy Code or becomes subject to insolvency or liquidation proceedings under any United States federal or state law or other applicable law.

“Global TFP Shares” means the TFP Shares issued in book-entry form, represented by one or more global certificates deposited with the Tender and Paying Agent on behalf of the Securities Depository and registered in the name of a nominee of the Securities Depository.

“Holder” means a Person in whose name a TFP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

The word “including” means “including without limitation.”

“Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

“Liquidation Preference,” with respect to a given number of TFP Shares, means $1,000 times that number.

“Liquidity Provider” has the meaning set forth in the preamble to this Agreement.

“Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the TFP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

“Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of a Liquidity Provider

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Ratings Event, which date shall be not less than 30 days nor more than 45 days following such Liquidity Provider Ratings Event, or, if earlier, the date following such Liquidity Provider Ratings Event on which the Fund shall obtain and deliver to the Tender and Paying Agent (with a copy to the Liquidity Provider) an Alternate VRDM Purchase Agreement with a termination date not earlier than 180 days from the date on which such Alternate VRDM Purchase Agreement is delivered.

“Mandatory Purchase” means the mandatory purchase of Outstanding TFP Shares by the Liquidity Provider pursuant to this Agreement in connection with a Mandatory Purchase Event.

“Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase determined in accordance with the Statement and this Agreement.

“Mandatory Purchase Event” means (i) in connection with the termination of this Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of this Agreement, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDM Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of this Agreement, or (ii) in connection with the termination of this Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDM Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

“Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of TFP Shares, a notice substantially in the form attached to this Agreement as Exhibit B, delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

“Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all TFP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, TFP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold TFP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such TFP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 2.5 of the Supplement and this Agreement.

“Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any TFP Share on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) the Fund fails to pay the Liquidity Provider

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the applicable fee due in advance under the terms of the VRDM Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates and the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that such failure to pay such fee constitutes a Mandatory Tender Event; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDM Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement; (f) the occurrence of an Optional Early Replacement Event; (g) the Fund shall have provided a Notice of Proposed Mode Change (as defined in the Supplement) in accordance with the Supplement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDM Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), if the Liquidity Provider (at its option, on a one-time basis as to any one such breach, and in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

“Mandatory Tender Notice” means, in connection with the Mandatory Tender of TFP Shares, a notice, substantially in the form attached to the Remarketing Agreement as Annex II, delivered in accordance with this Agreement by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

“Memorandum” means the proxy statement of the Target Fund, dated [•], and the Fund’s information memorandum attached thereto, as amended, revised or supplemented from time to time.

“1940 Act” means the Investment Company Act of 1940, as amended.

“Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form of Exhibit A hereto.

“Notice of Redemption” has the meaning specified in Section 2.11(c) of the Supplement.

“Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to this Agreement as Exhibit D and the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the TFP Shares for sale on a Purchase Date pursuant to Section 2.5 of the Supplement.

“Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to this Agreement as Exhibit C and the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to tender TFP Shares for sale on a Purchase Date pursuant to Section 2.5 of the Supplement.

“NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider.

“Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDM Purchase Agreement and provided notice thereof

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(which notice also designates an Optional Early Termination Date) to the Holders, the Remarketing Agent and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

“Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

“Optional Tender” means any tender of TFP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing, TFP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold TFP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such TFP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 2.5 of the Supplement and this Agreement.

“Outstanding” means, as of any date with respect to the TFP Shares, the number of TFP Shares theretofore issued by the Fund except, without duplication, (i) any TFP Shares theretofore exchanged, redeemed or cancelled or delivered to the Tender and Paying Agent for cancellation or redemption by the Fund, (ii) any TFP Shares with respect to which the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such TFP Shares, pursuant to Section 2.11 of the Supplement, (iii) any TFP Shares as to which the Fund shall be a Beneficial Owner, and (iv) any TFP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any TFP Share will be deemed to be Outstanding for purposes of this Agreement until redeemed by the Fund.

“Person” means and includes an individual, a partnership, a corporation, a limited liability company, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preliminary Notice of Purchase” means a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Business Day immediately preceding a Purchase Date indicating the number of TFP Shares to be purchased on the Purchase Date pursuant to the Purchase Obligation.

“Purchase Date,” with respect to any purchase of TFP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in

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connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event shall be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event shall be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDM Purchase Agreement may not be later than the Business Day immediately preceding the termination of this Agreement; and (D) the Purchase Date in connection with a Notice of Proposed Mode Change may not be later than the proposed New Mode Commencement Date.

“Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of this Agreement to purchase Outstanding TFP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such TFP Shares.

“Purchase Price” means an amount equal to the Liquidation Preference of any TFP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date.

“Purchased TFP Shares” means all TFP Shares purchased by the Liquidity Provider pursuant to Article II of this Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such TFP Shares.

“Related Documents” means the Declaration, the Statement (including the Supplement), the TFP Shares, the by-laws of the Fund, the Remarketing Agreement, the VRDM Fee Agreement and the Tender and Paying Agent Agreement.

“Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

“Related Party Termination Date” means the effective date of the termination of this Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

“Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of TFP Shares pursuant to the terms of this Agreement.

“Remarketing” means the remarketing of TFP Shares by the Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and the Supplement.

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“Remarketing Agent” means, with respect to the TFP Shares, the Person or Persons designated as Remarketing Agent for the TFP Shares with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), initially as set forth in Schedule I hereto, and its or their permitted successors and assigns. The Liquidity Provider’s execution of this Agreement shall constitute its consent to the designation of the Remarketing Agent set forth in Schedule I.

“Remarketing Agreement” means the Remarketing Agreement with respect to the TFP Shares, dated as of [•], by and among the Fund, the Investment Adviser and the initial Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

“Remarketing Notice” means the notice to be provided by the Remarketing Agent to the Tender and Paying Agent and the Liquidity Provider by 2:00 p.m., New York City time, on the Business Day preceding the Purchase Date regarding the number of TFP Shares that it has successfully remarketed and failed to successfully remarket for purchase on the Purchase Date.

“Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

“Scheduled Termination Date” means [•] or any succeeding date to which the term of this Agreement is extended pursuant to Section 2.03.

“SEC” means the Securities and Exchange Commission.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the TFP Shares.

“Statement” means the Statement Establishing and Fixing the Rights and Preferences of Series [•] Taxable Fund Preferred Shares, effective [•], as it may be amended or supplemented from time to time in accordance with the provisions thereof, including by the Supplement thereto for the Variable Rate Demand Mode.

“Supplement” means the Supplement to the Statement Establishing and Fixing the Rights and Preferences of Series [•] Taxable Fund Preferred Shares Initially Designating the Variable Rate Demand Mode for the Series [•] Taxable Fund Preferred Shares, effective [•], as it may be amended or supplemented from time to time in accordance with the provisions thereof.

“Target Fund” means Nuveen Short Duration Credit Opportunities Fund.

“Tender” means an Optional Tender or a Mandatory Tender, as applicable.

“Tender and Paying Agent” means The Bank of New York Mellon, or with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the TFP Shares.

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“Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement, with respect to the TFP Shares, dated as of [•], between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

“Termination Event” means a termination of this Agreement (i) on a Scheduled Termination Date, as such date may be extended pursuant to the terms hereof, (ii) following written notice provided by the Tender and Paying Agent pursuant to Section 7.06(b) hereof following the occurrence of a Liquidity Provider Ratings Event at any time during the term hereof, (iii) on an Optional Early Termination Date or (iv) on a Related Party Termination Date.

“TFP Shares” has the meaning set forth in the preamble to this Agreement.

“U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“VRDM Fee Agreement” means the Variable Rate Demand Mode (VRDM) Fee Agreement, with respect to the TFP Shares, dated as of [•], between the Fund and the Liquidity Provider, as amended, modified or supplemented from time to time.

“written” or “in writing” means any form of written communication, including communication by means of telex, telecopier or electronic mail.

SECTION 1.02. Incorporation of Certain Definitions by Reference.

Each capitalized term used herein and not defined herein has the meaning provided therefor in the Statement or the Supplement, as applicable.

ARTICLE II

PURCHASE OBLIGATION

SECTION 2.01.         Commitment to Purchase TFP Shares.

(a)         The Liquidity Provider agrees, commencing on the Effective Date, to purchase at the Purchase Price any Outstanding TFP Shares that are properly tendered in accordance with the Statement and this Agreement, including, without limiting any other provision of this Agreement, on the Purchase Date for a Mandatory Tender in connection with the Fund obtaining an Alternate VRDM Purchase Agreement and the Purchase Date for a Mandatory Purchase Event. The Liquidity Provider agrees that in no event shall amounts paid by it in respect of the Purchase Price be paid from funds or property of the Fund, including, without limitation, any funds derived from funds that the Fund may have on deposit with the Liquidity Provider. The obligation of the Liquidity Provider to purchase TFP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and shall be unconditional and irrevocable in accordance with the provisions hereof, without regard to, without limitation, any breach of or failure to perform any of the representations, warranties or agreements of the Tender and Paying Agent set forth herein or of the Fund set forth in the VRDM Fee Agreement or the termination of the obligations of the Remarketing Agent under Section 10 of the Remarketing Agreement.

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(b)         The obligation of the Liquidity Provider hereunder to purchase TFP Shares of any Holder or Beneficial Owner on any Purchase Date shall be unconditional upon delivery to the Liquidity Provider of a written Final Notice of Purchase from the Tender and Paying Agent by Electronic Means or, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations hereunder, from any Holder or Beneficial Owner; provided that, in the case of a Mandatory Purchase, the Final Notice of Purchase shall automatically be deemed given upon the Mandatory Purchase Notice being delivered to the Liquidity Provider in accordance herewith.

(c)         In the case of an Optional Tender or a Mandatory Tender, the Liquidity Provider shall be obligated to purchase only those TFP Shares subject to a Final Notice of Purchase. In the case of a Mandatory Purchase, the Liquidity Provider shall be obligated to purchase all Outstanding TFP Shares.

SECTION 2.02.         Method of Purchasing.

(a)         Pursuant to an Optional Tender, Beneficial Owners may elect to tender their TFP Shares (in denominations of $1,000 and integral multiples thereof) for Remarketing at the Purchase Price on the Purchase Date designated in a Notice of Tender (or, if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender will be irrevocable (except as described below) and effective upon receipt and shall:

(i)         be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or, if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii)         state the series and the aggregate number of TFP Shares to be purchased, the CUSIP number of the TFP Shares to be purchased and the Purchase Date and be in substantially the form of and contain such other information specified in Exhibit C to this Agreement; and

(iii)         state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the TFP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(b)         Upon receipt of a Notice of Tender, the Tender and Paying Agent will provide a copy to the Liquidity Provider and the Remarketing Agent as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt. Any Notice of Tender that is delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in the Notice of Tender. The Tender and Paying Agent’s determination as to whether a Notice of Tender has been properly delivered will be conclusive and binding on a Beneficial Owner and its Agent Member.

(c)         TFP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event as follows:

(i)         Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to the Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding TFP Shares. Any notice given in respect of a Mandatory Tender in accordance with the Statement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice.

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(ii)         To the extent permitted under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the applicable listed occurrence in clause (i) of such definition, respectively.

(iii)         Upon the occurrence of a Mandatory Tender Event, all Outstanding TFP Shares automatically will be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any TFP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that TFP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of TFP Shares fails to deliver such TFP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such TFP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered TFP Shares as of the scheduled Purchase Date. Any such undelivered TFP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered TFP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered TFP Shares shall be held in a separate account by the Tender and Paying Agent, will not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered TFP Shares. The undelivered TFP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement TFP Share certificates in lieu of such undelivered TFP Shares.

(iv)         The Fund, in its sole discretion, may provide all (but not less than all) Beneficial Owners with a right to elect to retain their TFP Shares in connection with a Mandatory Tender for Remarketing. The terms and conditions of any such right to retain shall be as set forth in one or more notices given to Holders. Any such notice given in respect of a right to retain in connection with a Mandatory Tender under this Supplement will be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice. Any TFP Shares duly retained as of the applicable Purchase Date in accordance with this provision and the applicable notice or notices shall be deemed successfully remarketed for purposes of the related Mandatory Tender for Remarketing.

(d)         A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a Notice of Revocation with respect to some or all of the TFP Shares that were specified in such Notice of Tender to be purchased. Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of TFP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by Electronic Means not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent will contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by that time. The Tender and Paying Agent will deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation will be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of TFP Shares specified therein as being sought to be revoked, but (except

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as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such TFP Shares. A Notice of Revocation will be effective as to the number of TFP Shares specified therein as having been revoked less the number of such TFP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, (x) tendered TFP Shares, if any, unsold and in respect of which the Remarketing Agent has not entered into an agreement of sale at or after the time of receipt by the Remarketing Agent of a Notice of Revocation may, at the discretion of the Remarketing Agent, be allocated by the Remarketing Agent to such Notice of Revocation and (y) tendered TFP Shares, if any, that remain unsold on the related Purchase Date will be allocated by the Remarketing Agent to each Notice of Revocation received in respect of TFP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation will be effective only to the extent of such allocation and availability of unsold TFP Shares.

(e)         Pursuant to the Supplement, so long as the TFP Shares are in the Variable Rate Demand Mode, the Fund has agreed in the VRDM Fee Agreement to use its best efforts at all times to engage a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities whose appointment has been consented to in writing by the Liquidity Provider (which consent shall not be unreasonably withheld) to use its best efforts to remarket all TFP Shares properly tendered pursuant to a Tender in accordance with the Supplement.

(f)         In connection with any attempted Remarketing, all tendered TFP Shares will be remarketed at the Purchase Price of such TFP Shares. The calculation of the Purchase Price of the TFP Shares that are remarketed or purchased by the Liquidity Provider will be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed TFP Shares and the aggregate number and Purchase Price of TFP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, will be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by Electronic Means by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of the sale of any remarketed TFP Shares by the Remarketing Agent relating to tendered TFP Shares will be used by the Tender and Paying Agent for the purchase of the tendered TFP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering TFP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered TFP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such TFP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the related Purchase Date, and the re-delivery of such TFP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the related Purchase Date. In the event any tendered TFP Shares are not delivered to the Tender and Paying Agent against delivery of immediately available funds as contemplated by the immediately preceding sentence, the Tender and Paying Agent shall be obligated to refund to the Remarketing Agent (or to such other person as the Remarketing Agent may direct) on the same day any Purchase Price proceeds that have been wired to the Tender and Paying Agent in the contemplated settlement of the tendered TFP Shares. With respect to the Remarketing Agent’s responsibilities, but without affecting the Tender and Paying Agent’s role as intermediary, the Remarketing Agent has agreed in the Remarketing Agreement that, if the Remarketing Agent obtains a bid at the Purchase Price for any TFP Shares being remarketed, which, if accepted, would be binding on the bidder for the consummation of the sale of such TFP Shares (an “actionable bid”), and the Remarketing Agent elects in its sole discretion to accept such actionable bid, the Remarketing Agent shall (i) purchase the tendered TFP Shares, as a principal and not as an agent, from the Beneficial Owner or Holder thereof on the Purchase Date at the Purchase Price, (ii) resell such TFP Shares, as a principal and not as an agent, to the Person making such actionable bid at the Purchase Price, and (iii) record such purchase and resale on its books

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and records in accordance with the Remarketing Agreement. Any such purchases by the Remarketing Agent from the Beneficial Owner or Holder will be made with the Remarketing Agent’s own funds.

(g)         By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by Electronic Means, that sets forth the number of TFP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold TFP Shares and the number of TFP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold TFP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the TFP Shares to be purchased on such Purchase Date, the Tender and Paying Agent shall promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such TFP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such TFP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the TFP Shares to be purchased on such Purchase Date (or if Remarketing proceeds for any tendered TFP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent shall deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of TFP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered TFP Shares for which Remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date (other than TFP Shares owned by the Liquidity Provider and tendered for Remarketing) shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider shall equal the Purchase Price of the TFP Shares, stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

(h)         The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any TFP Shares, wire transfer the aggregate Purchase Price of all TFP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under this Agreement and the Liquidity Provider has received a Remarketing Notice that such TFP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations hereunder, by payment against delivery of the TFP Shares that are the subject of any such Final Notice of Purchase, in each case, through means of the Securities Depository in the case of Global TFP Shares. The Fund is required pursuant to the Supplement, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment by the Fund will not, perform its obligations under this Agreement, to (i) upon becoming aware thereof, promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, use its best efforts to direct and request the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering TFP Shares that are the subject of such notice.

(i)         Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered TFP

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Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, TFP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the TFP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, and by the tendering Holder, in the case of a Mandatory Tender, or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the TFP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt by the Tender and Paying Agent of TFP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of Remarketing proceeds from the Remarketing Agent, with respect to TFP Shares successfully remarketed by the Remarketing Agent, or in the form of payment pursuant to this Agreement from the Liquidity Provider, with respect to TFP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such TFP Shares to the relevant tendering Beneficial Owners, Agent Members or Holders, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(j)         Except as otherwise expressly provided for herein, the purchase and delivery of tendered Global TFP Shares, the Remarketing or purchase by the Liquidity Provider thereof, and payments with respect to the foregoing will be accomplished in accordance with the applicable procedures of the Securities Depository.

(k)         In the event of a Failed Remarketing Condition, of which the Tender and Paying Agent, pursuant to the Tender and Paying Agent Agreement, has received notice by Electronic Means, the Tender and Paying Agent will promptly provide notice of such Failed Remarketing Condition, by Electronic Means, to the Fund and the Holders.

(l)         At any time that no Purchase Obligation is in effect (or with respect to a Remarketing of TFP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any TFP Shares unsold in a Remarketing shall be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case may be, by the Tender and Paying Agent. For purposes of the parenthetical in the preceding sentence, the Purchase Obligation of a successor liquidity provider shall be treated as inapplicable to TFP Shares held by the Liquidity Provider unless and until either the Fund or the Liquidity Provider shall have given the Tender and Paying Agent written notice that such Purchase Obligation is so applicable.

(m)         TFP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to the Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding TFP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to the Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of this Agreement. Any notice given in respect of a Mandatory Purchase in accordance with the Supplement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding TFP Shares

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automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any TFP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred. In the event that TFP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver such TFP Shares to which a Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder of such TFP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered TFP Shares as of the scheduled Purchase Date. Any such undelivered TFP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered TFP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered TFP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered TFP Shares. The undelivered TFP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement TFP Share certificates in lieu of such undelivered TFP Shares.

(n)         The Liquidity Provider shall not have any responsibility for, or incur any liability in respect of, any losses, claims, damages, liabilities or expenses (including reasonable fees and expenses of counsel) (“Losses”) relating to any act by the Tender and Paying Agent, or any failure by it to act or to perform any of its obligations, other than Losses arising out of the bad faith, gross negligence or willful misconduct of the Liquidity Provider.

(o)         TFP Shares purchased by the Liquidity Provider pursuant to this Section 2.02 shall be delivered to the Liquidity Provider or its nominee as specified by the Liquidity Provider.

(p)         If there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform any of its foregoing obligations hereunder on behalf of any Beneficial Owner or Holder, such Beneficial Owner or its Agent Member or Holder may perform any such obligations in place of the Tender and Paying Agent (if any) with respect to the TFP Shares of such Beneficial Owner or Holder and payments shall be made to the account(s) specified by such Beneficial Owner or Holder.

(q)         The provision by the Fund of a Notice of Proposed Mode Change shall constitute a Mandatory Tender Event as provided in the definition thereof.

SECTION 2.03.         Extension of Scheduled Termination Date.

Under the VRDM Fee Agreement, the Fund shall have the right, exercisable not more than 120 days nor less than 90 days prior to the Scheduled Termination Date and otherwise in accordance with the terms of the VRDM Fee Agreement, to request that the Liquidity Provider extend the term of such Scheduled Termination Date for an additional period, which request may be conditioned upon terms and conditions that are different from the terms and conditions of this Agreement and the VRDM Fee Agreement then in effect. Under the VRDM Fee Agreement, the Fund will acknowledge and agree that the Liquidity Provider may grant or deny any request for extension of the Scheduled Termination Date in its sole and absolute discretion.

SECTION 2.04.         Reduction of Available Commitment.

As of the opening of business on the day following the Liquidity Provider’s receipt of written notice (which the Tender and Paying Agent will provide within two (2) Business Days of receipt of notice from the Fund) of any redemption or other repurchase of TFP Shares consummated by the Fund, the Available Commitment shall automatically be reduced by the amount applicable to the TFP Shares

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so redeemed or otherwise repurchased; and the Available Commitment in respect of such TFP Shares shall be extinguished and shall not thereafter be revived, except with the prior written consent of the Liquidity Provider. Notwithstanding the foregoing, nothing herein is intended to expand the terms of the Purchase Obligation.

SECTION 2.05.         Claw-Back Provision.

In the event that any dividends or redemption proceeds paid by the Fund on Outstanding TFP Shares prior to the occurrence of a Fund Insolvency Event are required to be, and are, paid over to the bankruptcy estate of the Fund pursuant to a final, non-appealable judgment of a court of competent jurisdiction arising out of a Fund Insolvency Event, any Beneficial Owner (or former Beneficial Owner) of TFP Shares that has paid over to the bankruptcy estate of the Fund pursuant to such judgment any dividends or redemption proceeds previously received from the Fund may demand reimbursement from the Liquidity Provider of any amounts so paid. The Liquidity Provider agrees to make such reimbursement payment within three Business Days of receipt of any such demand for payment made in writing and accompanied by evidence reasonably satisfactory to the Liquidity Provider, of payment made to the bankruptcy estate of the Fund by or on behalf of the demanding party. In connection with any reimbursement payment by the Liquidity Provider, the Beneficial Owner (or former Beneficial Owner) of TFP Shares shall be deemed to have transferred, assigned and conveyed to the Liquidity Provider the right to receive from the Fund and the bankruptcy estate of the Fund any such dividends or redemption proceeds in exchange for the reimbursement payment by the Liquidity Provider, and the Beneficial Owner (or former Beneficial Owner) shall execute, acknowledge and deliver such further conveyances, assignments and other documents as the Liquidity Provider may reasonably request and are reasonably necessary in order to effectuate such transfer, assignment or conveyance. The provisions of this Section 2.05 shall survive any expiration or termination of this Agreement, in respect of any dividends or redemption proceeds paid by the Fund on Outstanding TFP Shares during the term of this Agreement, and shall be in addition to any other obligation of the Liquidity Provider under this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE TENDER AND PAYING AGENT

The representations and warranties set out in this Article III are given hereunder by the Tender and Paying Agent on the Effective Date only and are not repeated on any subsequent date.

SECTION 3.01.         Existence; Binding Effect.

The Tender and Paying Agent represents and warrants to the Liquidity Provider that (i) the Tender and Paying Agent is duly organized and is validly existing as a banking corporation under the laws of the State of New York, (ii) it has the corporate power to enter into and perform its obligations under this Agreement and each Related Document to which it is a party and (iii) this Agreement constitutes the legal, valid and binding obligation of the Tender and Paying Agent except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws related to or affecting the rights of creditors generally from time to time in effect and by general principles of equity.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE LIQUIDITY PROVIDER

The representations and warranties set out in this Article IV are given hereunder by the Liquidity Provider on and as of the Effective Date only and are not repeated on any subsequent date.

SECTION 4.01.         Existence.

The Liquidity Provider has been duly organized and is a validly existing public limited company under the laws of England and Wales. The Liquidity Provider has all requisite power and authority to execute and deliver, and to perform its obligations under, this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.02.         Authorization; Contravention.

The execution, delivery and performance by the Liquidity Provider of this Agreement, including, without limitation, the Purchase Obligation, are within the Liquidity Provider’s powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or contravene, or constitute a default under, any provision of applicable law, charter, ordinance or regulation or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Liquidity Provider or result in the creation or imposition of any lien or encumbrance on any asset of the Liquidity Provider.

SECTION 4.03.         Binding Effect.

This Agreement, including, without limitation, the Purchase Obligation, constitutes a valid and binding agreement of the Liquidity Provider, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability, it being understood that the enforceability of indemnification provisions may be subject to limitations imposed under applicable securities laws.

SECTION 4.04.         Financial Information.

The consolidated income statements and the related consolidated balance sheets, consolidated cash flow statements and consolidated statements of comprehensive income and consolidated statements of changes in equity, and the auditor’s report with respect thereto, copies of which have heretofore been furnished to the Fund, present fairly, in all material respects, the financial position of the Liquidity Provider and its subsidiaries at [•] and [•] and the results of their operations and their cash flows for each of the three years in the period ended [•] in conformity with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board. The audits of these statements were conducted in accordance with the standards of the International Accounting Standards Board. Since the date of such financial statements, no transaction or event has occurred and no change has occurred in the condition (financial or otherwise) or operations of the Liquidity Provider that would materially and adversely affect its ability to perform its obligations under this Agreement, including, without limitation, the Purchase Obligation.

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SECTION 4.05.         Litigation.

Except as disclosed in the Memorandum or in a schedule delivered to the Fund prior to the Effective Date, no action, suit, proceeding or investigation is pending or (to the best knowledge of the Liquidity Provider) overtly threatened in writing against the Liquidity Provider in any court or before any governmental authority in any way contesting or that, if decided adversely, would affect the validity of this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.06.         Consents.

All consents, licenses, approvals, validations and authorizations of, and registrations, validations or declarations by or with, any court or any regulatory, supervisory or governmental agency, bureau or agency required to be obtained in connection with the performance by the Liquidity Provider under this Agreement or the execution and delivery by, or the validity or enforceability against, the Liquidity Provider of, this Agreement and the VRDM Fee Agreement have been obtained and are in full force and effect.

SECTION 4.07.         Ranking.

The obligations of the Liquidity Provider hereunder rank pari passu with all other senior unsecured obligations of the Liquidity Provider (other than any such obligations preferred by statute or by operation of law).

SECTION 4.08.         1940 Act Status.

The Liquidity Provider is not required to register as an “investment company,” within the meaning of the 1940 Act and the rules and regulations of the SEC thereunder.

ARTICLE V

DUTIES OF THE TENDER AND PAYING AGENT

SECTION 5.01.         Duties and Responsibilities.

(a)         The Tender and Paying Agent is acting solely as agent for the Fund hereunder and owes no duties, fiduciary or otherwise, to any other Person by reason of this Agreement, other than to the Liquidity Provider as and to the extent expressly provided for herein.

(b)         The Tender and Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Tender and Paying Agent.

(c)         In the absence of gross negligence (and, with respect to the handling of funds, in the absence of negligence), willful misconduct or bad faith on its part, the Tender and Paying Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under this Agreement. The Tender and Paying Agent shall not be liable for any error of judgment made in good faith unless and to the extent resulting from its own gross negligence (and, with respect to the handling of funds, its own negligence).

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SECTION 5.02.         Rights of the Tender and Paying Agent.

(a)         The Tender and Paying Agent shall not incur liability for following the instructions herein contained or expressly provided for, or written instructions authorized hereby. The Tender and Paying Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any communication authorized hereby and upon any written instruction, notice, request, direction, consent, report, certificate, share certificate or other instrument, paper or document, in the absence of gross negligence, believed by it to be genuine. The Tender and Paying Agent shall not be liable for acting upon any telephone communication authorized hereby which the Tender and Paying Agent believes in the absence of gross negligence to have been given by the Fund, a Holder, a Beneficial Owner, an Agent Member, the Liquidity Provider or the Remarketing Agent. The Tender and Paying Agent may record telephone communications with the Fund, the Liquidity Provider and the Remarketing Agent in connection with its duties hereunder.

(b)         The Tender and Paying Agent may consult with counsel of its choice and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c)         The Tender and Paying Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

(d)         The Tender and Paying Agent may perform its duties and its rights hereunder either directly or by or through agents or attorneys.

(e)         Anything in this Agreement to the contrary notwithstanding, in no event shall the Tender and Paying Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Tender and Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(f)         The Tender and Paying Agent shall not be obligated to take any legal action hereunder that might, in its judgment, involve any expenses or liability, unless it has been furnished with indemnity reasonably satisfactory to it.

(g)         The Tender and Paying Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunction of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action. The Tender and Paying Agent shall use commercially reasonable efforts to commence performance of its obligations during any of the foregoing circumstances.

(h)         The Tender and Paying Agent makes no representation as to, and shall have no liability with respect to, the correctness of the recitals in, or the validity (with respect to parties other than the Tender and Paying Agent), accuracy or adequacy of this Agreement (including any schedules hereto), any TFP Shares, the Statement, any offering material used in connection with the offer and sale of any TFP Shares or any other agreement or instrument executed in connection with the transactions contemplated herein or in any thereof.

(i)         The permissive right of the Tender and Paying Agent under this Agreement to take or omit to take any action shall not be construed as a duty.

(j)         The Tender and Paying Agent may request that the Liquidity Provider deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which certificate may be signed by any person authorized to sign such a certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

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(k)         Unless otherwise mutually agreed between the Liquidity Provider and the Tender and Paying Agent, the Tender and Paying Agent shall have no duty to invest any funds deposited with it at any time pursuant to this Agreement and shall be under no duty or obligation to pay any interest or earnings on or with respect to amounts held or deposited hereunder. In the event the Liquidity Provider and the Tender and Paying Agent shall otherwise agree, any interest or earnings on or with respect to any amount held or deposited hereunder shall be remitted to the Fund in accordance with such agreement. The Tender and Paying Agent shall be under no duty or obligation to collateralize or pledge any security therefor, or to segregate any amounts hereunder except as may be required by law; provided, however, that the Tender and Paying Agent shall hold any Purchase Price received from the Liquidity Provider in a separate account in trust for the benefit of the Liquidity Provider pending delivery of such Purchase Price to a Holder or Beneficial Owner or its Agent Member in payment of any TFP Shares that are the subject of a Tender or Mandatory Purchase.

(l)         The Tender and Paying Agent, in its individual or any other capacity, may become the owner or pledgee of TFP Shares with the same rights it would have if it were not Tender and Paying Agent.

(m)         Nothing contained herein shall be construed to require the Tender and Paying Agent to advance its own funds to any Holder if sufficient funds have not been deposited with the Tender and Paying Agent by the Fund for the purpose of making payments hereunder.

(n)         The Tender and Paying Agent shall have no duty to examine and shall not be charged with knowledge of the contents of any report, information or document delivered to it hereunder. The Tender and Paying Agent shall have no duty to determine the occurrence or continuance of any event or events that constitute a Liquidity Provider Ratings Event, Mandatory Tender Event, Mandatory Purchase Event or Failed Remarketing Condition or to determine whether any agreement satisfies the requirements of an Alternate VRDM Purchase Agreement.

(o)         The Tender and Paying Agent has no obligation under the terms of this Agreement or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or Beneficial Owner or other Person that arise out of or relate to this Agreement or otherwise.

SECTION 5.03.         Tender and Paying Agent’s Disclaimer.

The Tender and Paying Agent makes no representation as to the validity (except with respect to itself) or adequacy of this Agreement or any TFP Shares issued or to be issued.

SECTION 5.04.         Concerning the Securities Depository.

(a)         Neither the Liquidity Provider nor the Tender and Paying Agent shall have any responsibility or obligation to any Beneficial Owner of an interest in a Global TFP Share, an Agent Member or other Person with respect to the accuracy of the records of the Securities Depository or its nominee or of any Agent Member, with respect to any ownership interest in the Global TFP Shares or with respect to the delivery to any Agent Member, Beneficial Owner or other Person (other than the Securities Depository to the extent provided in the Related Documents) of any notice (including any Notice of Redemption) or any amount paid, under or with respect to the TFP Shares. All notices and communications to be given to the Holders and all payments to be made to Holders under this Agreement or the Related Documents shall be given or made only to or upon the order of the registered holders (which shall be the Securities Depository or its nominee in the case of Global TFP Shares). The rights of Beneficial Owners in the Global TFP Shares shall be exercised only through the Securities Depository subject to the applicable procedures of the Securities Depository. The Liquidity Provider and the Tender and Paying Agent shall be entitled to rely and shall be fully protected in acting upon information furnished by the Securities Depository with respect to its members, participants and any beneficial owners. The Fund and the Tender and Paying Agent shall be entitled to deal with the Securities Depository, and

21

any nominee thereof that is the registered holder of any Global TFP Shares for all purposes of this Agreement and the Related Documents relating to such Global TFP Shares (including the payment of dividends, redemption price, if any, and additional amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global TFP Shares), as the sole holder of such Global TFP Shares and shall have no obligations to the Beneficial Owners thereof. Neither the Liquidity Provider nor the Tender and Paying Agent shall have any responsibility or liability for any acts or omissions of the Securities Depository with respect to such Global TFP Shares, for the records of the Securities Depository, including records in respect of beneficial ownership interests in respect of any such Global TFP Shares, for any transactions between the Securities Depository and any Agent Member or between or among the Securities Depository, any such Agent Member and/or any holder or owner of a beneficial interest in such Global TFP Shares, or for any transfers of beneficial interests in any such Global TFP Shares.

(b)         The Tender and Paying Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Related Documents or this Agreement or under applicable law with respect to any transfer of any interest in any TFP Share (including any transfers between or among Agent Members or Beneficial Owners of interests in any Global TFP Shares), other than to require delivery of such certificates, other documentation or evidence, if any, as are expressly required by, and to do so if and when expressly required by the terms of this Agreement or the Related Documents, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE VI

COVENANTS OF THE LIQUIDITY PROVIDER

The Liquidity Provider agrees that, so long as there is any Available Commitment hereunder or any amount payable hereunder or the Liquidity Provider owns any TFP Shares purchased pursuant to the Purchase Obligation (provided, for the avoidance of doubt, that the waiver in Section 6.02 shall survive the termination of this Agreement as provided in such Section):

SECTION 6.01.         Fund Insolvency Event.

The Liquidity Provider agrees to perform all of its obligations hereunder, including the obligation to purchase the TFP Shares in accordance with Article II herein, notwithstanding a Fund Insolvency Event.

SECTION 6.02.         Waiver.

In the event of a termination of this Agreement as a result of a Termination Event, the Liquidity Provider waives its right with respect to the exercise of the Purchase Obligation provided by any subsequent liquidity provider in an Alternate VRDM Purchase Agreement in respect of any Purchased TFP Shares, but not, for the avoidance of doubt, any right of any Holders or Beneficial Owners of any such Purchased TFP Shares, subsequent to the sale of such Purchased TFP Shares by the Liquidity Provider in a successful Remarketing or otherwise, to exercise such Purchase Obligation provided by any subsequent liquidity provider in accordance with the terms of such Alternate VRDM Purchase Agreement.

SECTION 6.03.         Notice of Extraordinary Corporate Event.

To the extent permitted under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event, to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) of such definition, respectively.

22

SECTION 6.04.         Additional Information.

If at any time the Liquidity Provider is not subject to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Liquidity Provider shall furnish, or cause to be furnished, to Holders and Beneficial Owners of TFP Shares and prospective purchasers of TFP Shares, upon request, information with respect to the Liquidity Provider satisfying the requirements of subsection (d)(4) of Rule 144A.

SECTION 6.05.         Beneficial Ownership for Tax Purposes.

The Liquidity Provider agrees that it shall maintain its beneficial ownership for federal income tax purposes of all Purchased TFP Shares until the earlier to occur of the sale of such TFP Shares or redemption by the Fund.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01.         Replacement of the Tender and Paying Agent.

Any resignation or removal of the Tender and Paying Agent shall be effective only upon a replacement Tender and Paying Agent entering into a replacement of this Agreement with the Liquidity Provider.

SECTION 7.02.         Notices.

All notices, requests and other communications to the Liquidity Provider shall be in writing (including by Electronic Means), except in the case of notices and other communications permitted to be given by telephone, and shall be given to such party at its address or telecopy number or email address set forth below or to such other Person and/or such other address or telecopy number or email address as such party may hereafter specify for the purpose by notice to the other party. All notices, requests, demands and communications to be delivered to the Tender and Paying Agent shall be sent by Electronic Means to the attention of the Tender and Paying Agent at the office of the Tender and Paying Agent as set forth below or to such other Persons and/or such other addresses, telecopy numbers or email addresses as such party may hereafter specify for the purpose of notice to the other party. Each such notice, request or other communication shall be effective (i) if given by mail, upon receipt, or (ii) if given by any other means, when delivered at the address specified in this Section. The notice address for each party is specified below:

(a)	if to the Liquidity Provider:

[•]

[address]

Attention: [•]

Tel: [•]

Fax: [•]

Email: [•]

(b)	if to the Tender and Paying Agent:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

240 Greenwich Street

Floor 7E

New York, New York 10286

23

Mike Diep

Vice President

Tel: (212) 815-2834

Fax: (212) 815-2830

Email: mike.diep@bnymellon.com

Any payments required to be made by either party to the other, or any TFP Shares required to be delivered by the Tender and Paying Agent to the Liquidity Provider, unless otherwise provided in a Related Document, shall be made in immediately available funds or delivered, by wire transfer, to the account of the applicable party in accordance with instructions supplied by such party.

SECTION 7.03.        No Waivers.

(a)        The rights of the Liquidity Provider hereunder are separate from and in addition to any rights that the Liquidity Provider, as a holder of any TFP Share, may have under the terms of such TFP Share or any other Related Document or otherwise.

(b)        No failure or delay by the Liquidity Provider in exercising any right, power or privilege hereunder or under any other Related Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No failure or delay by the Liquidity Provider in exercising any right, power or privilege under or in respect of the TFP Shares or any other Related Document shall affect the rights, powers or privileges of the Liquidity Provider hereunder or thereunder or shall operate as a limitation or waiver thereof. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 7.04.        Amendments and Waivers.

Any provision of this Agreement may be amended or waived with the consent of the Fund if, but only if, such amendment or waiver is in writing and is signed by the Tender and Paying Agent and the Liquidity Provider; provided, that no amendment or waiver that affects any preference, right or power of the TFP Shares or the Holders or Beneficial Owners thereof shall be made except as permitted under the Declaration and the Statement, and agreed to by the Fund. The terms of Section 7.10 relating to the third-party beneficiary rights of Holders and Beneficial Owners may be amended only with the prior written consent of Holders of 100% of the Outstanding TFP Shares.

SECTION 7.05.        Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party hereto may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and the Fund, except pursuant to the proviso to the definition of “Extraordinary Corporate Event.” Any such assignment or other transfer without such prior written consent shall be void. The obligations of the Liquidity Provider to purchase TFP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and the Purchase Obligation evidenced hereby shall not be transferable except in connection with a transfer of TFP Shares or any beneficial interest therein, whereupon the Purchase Obligation shall automatically run to the benefit of the transferee.

SECTION 7.06.        Term of this Agreement.

(a)        Subject to subsections (b) and (c) below, this Agreement shall terminate on the later of (i) the earlier of (x) the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03

24

hereof) and (y) the reduction of the Available Commitment of the Liquidity Provider to zero; and (ii) the date of payment of all sums payable by the Liquidity Provider pursuant to this Agreement.

(b)        Notwithstanding the foregoing, (i) the Tender and Paying Agent, acting upon instructions of the Fund, may terminate this Agreement prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) in accordance with this Section 7.06(b) as of the Liquidity Provider Ratings Event Termination Date specified by notice in writing to the Liquidity Provider following the occurrence of a Liquidity Provider Ratings Event or, if earlier, the date following such Liquidity Provider Ratings Event on which the Fund will obtain and deliver to the Tender and Paying Agent (with a copy to the Liquidity Provider) an Alternate VRDM Purchase Agreement with a termination date not earlier than 180 days from the date on which such Alternate VRDM Purchase Agreement is delivered, and (ii) this Agreement shall terminate prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) as of a Related Party Termination Date upon the occurrence of a Related Party Termination Event or as of an Optional Early Termination Date upon the occurrence of an Optional Early Replacement Event.

(c)        No expiration or termination of this Agreement shall be effective, so long as TFP Shares are Outstanding, until the completion of a Mandatory Purchase in respect thereof, if then required under the Statement, including the purchase by the Liquidity Provider pursuant to this Agreement of any TFP Shares required to be purchased by it as a result of such expiration or termination.

SECTION 7.07.        New York Law.

This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

THE PARTIES HERETO HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY.

SECTION 7.08.        Waiver of Jury Trial.

Each of the Tender and Paying Agent, the Liquidity Provider and each third party beneficiary of this Agreement hereby waives trial by jury in any action, proceeding or counterclaim brought by any of the parties hereto or such third party beneficiaries hereof against a party hereto or a beneficiary hereof on any matters whatsoever arising out of or in any way connected with this Agreement.

SECTION 7.09.        Counterparts.

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Unless otherwise provided in this Agreement or in any TFP Share certificate, the words “execute,” “execution,” “signed” and “signature” and words of similar import used in or related to any document to be signed in connection with this Agreement, TFP Share certificate or any of the transactions contemplated hereby or thereby (including amendments, waivers, consents and other modifications) shall be deemed to include electronic signatures and the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as applicable, to the fullest extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar state laws based on the Uniform Electronic Transactions Act.

25

SECTION 7.10.        Beneficiaries.

This Agreement is not intended and shall not be construed to confer upon any Person other than the parties hereto and their successors and permitted assigns any rights or remedies hereunder, except that the agreement of the Liquidity Provider to purchase TFP Shares in accordance with the terms and conditions of this Agreement is made for the benefit of the Holders and Beneficial Owners from time to time of the TFP Shares and shall be directly enforceable by the Holders or Beneficial Owners against the Liquidity Provider.

SECTION 7.11.        Entire Agreement.

This Agreement shall constitute the entire agreement and understanding between the parties hereto with respect to the matters set forth herein and shall supersede any and all prior agreements and understandings relating to the subject matter hereof.

SECTION 7.12.        Regulatory Matters.

Each party hereto acknowledges and agrees that it shall not be a condition precedent to the Purchase Obligation that any seller of TFP Shares demonstrate or account for any loss.

SECTION 7.13.        Sovereign Immunity.

THE LIQUIDITY PROVIDER IRREVOCABLY WAIVES ANY IMMUNITY TO JURISDICTION TO WHICH IT MAY OTHERWISE BE ENTITLED (INCLUDING SOVEREIGN IMMUNITY, IMMUNITY TO PRE-JUDGMENT ATTACHMENT, POST-JUDGMENT ATTACHMENT AND EXECUTION) IN ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST IT ARISING OUT OF OR BASED ON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY THAT IS INSTITUTED IN ANY FEDERAL OR NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK OR IN ANY COMPETENT COURT IN ENGLAND. THE LIQUIDITY PROVIDER EXPRESSLY CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN RESPECT OF ANY SUCH ACTION, AND WAIVES ANY OTHER REQUIREMENTS OF OR OBJECTIONS TO PERSONAL JURISDICTION WITH RESPECT THERETO.

SECTION 7.14.        Severability.

If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

SECTION 7.15.        Articles and Section Headings.

The Articles and Section headings and the Table of Contents herein are for convenience of reference only, and shall not affect the construction, or limit or otherwise affect the meaning, hereof.

SECTION 7.16.        Nonpetition Covenant—Liquidity Provider.

Notwithstanding any prior termination of this Agreement, [•], solely in its capacity as Liquidity Provider, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the TFP Shares and all accumulated dividends thereon,

26

petition or otherwise invoke the process of any court or government authority for the purpose of commencing a case against the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Liquidity Provider from taking any action prior to the expiration of the aforementioned one year and one day period in (x) any case or proceeding voluntarily filed or commenced by the Fund, (y) any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Liquidity Provider, or (z) with respect to its rights or preferences as a Beneficial Owner or Holder of TFP Shares.

SECTION 7.17.        Nonpetition Covenant—Tender and Paying Agent.

Notwithstanding any prior termination of this Agreement, The Bank of New York Mellon, solely in its capacity as Tender and Paying Agent, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the TFP Shares and all accumulated dividends thereon, petition or otherwise invoke process of any court or government authority for the purpose of commencing a case against, the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Tender and Paying Agent from taking any action prior to the expiration of the aforementioned one year and one day period (x) in any case or proceeding voluntarily filed or commenced by the Fund, (y) in any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Tender and Paying Agent, or (z)  with respect to its rights or preferences as a Beneficial Owner or Holder of TFP Shares.

SECTION 7.18.        Appointment of Agent.

The Liquidity Provider hereby designates [•], at [•], Attention: General Counsel, as its authorized agent (the “Authorized Agent”) upon which process may be served in any action based on this Agreement which may be instituted in any state or federal court in The City and State of New York and expressly accepts the jurisdiction of any such court in respect of such action. Such designation shall be irrevocable. The Liquidity Provider represents and warrants that it will cause [•] to act as said agent for service of process, and the Liquidity Provider agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such designation in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Liquidity Provider (mailed or delivered to the Liquidity Provider at its respective address as aforesaid) shall be deemed, in every respect, effective service of process upon the Liquidity Provider. Notwithstanding the foregoing, any action based on this Agreement may be instituted in any competent court in England.

SECTION 7.19.        [Contractual Recognition of Bail-in.

The Tender and Paying Agent acknowledges and agrees, and the Holders and Beneficial Owners from time to time of the TFP Shares are deemed to have acknowledged and agreed, that notwithstanding any other term of this Agreement or any other agreement, arrangement or understanding with the Liquidity Provider, any liability arising under or in connection with this Agreement may be subject to Bail-In Action (as defined below) and the Tender and Paying Agent

27

accepts, and the Holders and Beneficial Owners from time to time of the TFP Shares are deemed to have accepted, to be bound by the effect of:

(a)        any Bail-In Action in relation to such liability, including (without limitation):

(i)        a reduction, in full or in part, of any amount due in respect of any such liability;

(ii)        a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, the Holders or Beneficial Owners of TFP Shares; and

(iii)        a cancellation of any such liability; and

(b)        a variation of any term of this Agreement to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

“Bail-In Action” means the exercise by a resolution authority of any write-down or conversion power existing from time to time (including, without limitation, any power to amend or alter the maturity of eligible liabilities of an institution under resolution or amend the amount of interest payable under such eligible liabilities or the date on which interest becomes payable, including by suspending payment for a temporary period and together with any power to terminate and value transactions) under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the United Kingdom relating to the transposition of the European Bank Recovery and Resolution Directive as amended from time to time, including but not limited to, the U.K. Banking Act 2009 as amended from time to time, and the instruments, rules and standards created thereunder, pursuant to which the Liquidity Provider’s obligations (or those of its affiliates) can be reduced (including to zero), cancelled or converted into shares, other securities, or other obligations of the Liquidity Provider or any other person.]

[Signature page follows]

28

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:
Name:
Title:

[•]

By:
Name:
Title:

Signature Page to Purchase Agreement (JFR — Series [●])

SCHEDULE I

Description of TFP Shares:	[●] Nuveen Floating Rate Income Fund Series [●] Taxable Fund Preferred Shares in the Variable Rate Demand Mode, or such other number of shares of such Series as may be Outstanding from time to time that the Liquidity Provider has consented to in accordance with the VRDM Fee Agreement.

Initial Remarketing Agent:	[●]

I-1

EXHIBIT A

To be completed by Tender and Paying Agent only –

Check applicable box:

•	This is a Preliminary Notice of Purchase

•	This is a Final Notice of Purchase

NOTICE OF PURCHASE – SERIES [    ]

[Date]

[•]

[ADDRESS]

ATTENTION: [•]

TEL: [•]

FAX: [•]

EMAIL: [•]

Copy to: NUVEEN FLOATING RATE INCOME FUND

333 West Wacker Drive

Chicago, Illinois 60606

Re:	Nuveen Floating Rate Income Fund Series [ ] Taxable Fund Preferred Shares (“TFP Shares”)

Dear Ladies and Gentlemen:

Reference is made to the Variable Rate Demand Mode (VRDM) Purchase Agreement dated as of [•] (as heretofore amended, modified or supplemented, the “Agreement”) between THE BANK OF NEW YORK MELLON, as the Tender and Paying Agent, and [•], as the Liquidity Provider. Capitalized terms used herein shall have the meanings given to them in or by reference to the Agreement.

Pursuant to Section 2.01(b) of the Agreement, the undersigned [Tender and Paying Agent] [Beneficial Owner] [Agent Member of a Beneficial Owner] [Holder] hereby notifies you of [number] TFP Shares (CUSIP [                ]) to be purchased by you on [•] (the “Purchase Date”) pursuant to Section 2.02 of the Agreement. The aggregate Purchase Price of such TFP Shares is __________ dollars ($__________). Of such aggregate Purchase Price, __________ dollars ($__________) comprises the aggregate liquidation preference of such TFP Shares and __________ dollars ($__________) comprises accumulated but unpaid dividends on such TFP Shares to and including the Purchase Date.

The Purchase Price should be provided in immediately available funds to:

[Insert Appropriate Wire Instructions for the Tender and Paying Agent]

[If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations:]

[Insert Appropriate Wire Instructions]

Very truly yours,

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:
Name:
Title:

Ex. A-1

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of a Beneficial Owner:

By:
Name:
Title:

[Address of Beneficial Owner]

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of an Agent Member of a Beneficial Owner:

By:
Name:
Title:

[Address of Agent Member of a Beneficial Owner]

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of a Holder:

By:
Name:
Title:

[Address of Holder]

Ex. A-2

EXHIBIT B

NUVEEN FLOATING RATE INCOME FUND (THE “FUND”)

SERIES [    ] TAXABLE FUND PREFERRED SHARES (“TFP SHARES”)

CUSIP NO. [    ]*

MANDATORY PURCHASE NOTICE – SERIES [    ]

[Date]

In accordance with the Fund’s Supplement to the Statement Establishing and Fixing the Rights and Preferences of Series [    ] Taxable Fund Preferred Shares Initially Designating the Variable Rate Demand Mode for the Series [    ] Taxable Fund Preferred Shares, effective [                ] (the “Supplement”), the Fund hereby notifies Holders and the Liquidity Provider of the Mandatory Purchase of the Outstanding TFP Shares for purchase by the Liquidity Provider on the Mandatory Purchase Date specified below due to the occurrence of the following Mandatory Purchase Event:

The termination of the VRDM Purchase Agreement currently in effect prior to or on the Scheduled Termination Date thereof where:

(i) at least 15 days prior to any such termination, (a) the Liquidity Provider has not agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDM Purchase Agreement currently in effect, and (b) the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDM Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDM Purchase Agreement currently in effect; or

(ii) by the fifteenth day prior to a Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDM Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDM Purchase Agreement currently in effect.

The Mandatory Purchase Date for purchase of all Outstanding TFP Shares by the Liquidity Provider will be ___________, 20___.

All Outstanding TFP Shares will be automatically subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any TFP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

In the event that TFP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver any TFP Shares to which the Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder and Beneficial Owner(s) of such TFP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered TFP Shares as of the scheduled Purchase Date. Any such undelivered TFP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered TFP Shares. Any monies held by the Tender and Paying Agent for the purchase of undelivered TFP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered TFP Shares. The undelivered TFP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement TFP Share certificates in lieu of such undelivered TFP Shares.

*

NOTE: Neither the Fund nor the Tender and Paying Agent shall be responsible for the selection or use of the CUSIP Numbers selected, nor is any representation made as to its correctness indicated in any notice or as printed on any TFP Share certificate. It is included solely as a convenience to TFP Shareholders.

Ex. B-1

The Final Notice of Purchase to the Liquidity Provider will automatically be deemed given upon the delivery of this Mandatory Purchase Notice to the Liquidity Provider as provided in the VRDM Purchase Agreement.

The Mandatory Purchase Notice shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive this notice.

Terms used herein and not otherwise defined shall have the meanings given to such terms in the Supplement.

Ex. B-2

EXHIBIT C

NUVEEN FLOATING RATE INCOME FUND (THE “FUND”)

SERIES [    ] TAXABLE FUND PREFERRED SHARES (“TFP SHARES”)

NOTICE OF TENDER – SERIES [    ]

Note:    The substance of this notice must be given by the Beneficial Owner or its Agent Member to The Bank of New York Mellon, as Tender and Paying Agent (the “Tender and Paying Agent”), appointed under the Tender and Paying Agent Agreement, dated as of [                ], between Nuveen Floating Rate Income Fund and the Tender and Paying Agent, in the manner provided in Schedule 1 hereto by email transmission (or if email transmission shall be unavailable, by facsimile transmission) at or prior to 2:00 p.m., New York City time, on any Business Day. Any Notice of Tender delivered after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day and the Purchase Date specified in this Notice of Tender will be adjusted such that the Purchase Date shall be the next succeeding Business Day following the Purchase Date specified in this Notice of Tender. The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

TO: THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

1. In accordance with the Fund’s Supplement to the Statement Establishing and Fixing the Rights and Preferences of Series [    ] Taxable Fund Preferred Shares Initially Designating the Variable Rate Demand Mode for the Series [    ] Taxable Fund Preferred Shares, effective [                ] (the “Supplement”), the undersigned, ____________________, [Beneficial Owner] [Agent Member of the Beneficial Owner] of the following TFP Shares:

TFP Shares Series	CUSIP Number	Number of TFP Shares to be Purchased[1]
[ ]	[ ]

hereby notifies you of the election by the Beneficial Owner of the referenced TFP Shares to tender such TFP Shares for purchase in the amount of the Purchase Price in respect of the number of TFP Shares set forth above on the Purchase Date specified below, which is a Business Day and a date on which such TFP Shares are subject to Optional Tender for purchase pursuant to a notice given on the date hereof. Such Purchase Date shall be on any day not less than seven days (or, if such day is not a Business Day, on the next succeeding Business Day) after delivery of this Notice of Tender.

Purchase Date: __________________________

The name and DTC Participant No. of the Agent Member tendering on behalf of the Beneficial Owner is: ________________________________________

Name of Agent Member: _____________________________________

DTC Participant No. of Agent Member: _________________________

Name of Beneficial Owner: ___________________________________

Beneficial Owner’s account number: ____________________________

[1]	TFP Shares may be tendered only in denominations of $1,000 and integral multiples thereof.

Ex. C-1

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name: ________________________________________

Telephone No: _________________________________

Email address: _________________________________

The Beneficial Owner or its Agent Member acknowledges and agrees that the Person or Persons to whom or to whose order the Purchase Price of the tendered TFP Shares is to be paid is/are the same as identified above.

2. The undersigned acknowledges the obligation of the tendering Beneficial Owner to deliver the TFP Shares that are the subject of this Notice of Tender (that has not been duly revoked in accordance with the procedures referenced in Item 5 below) on or before 2:00 p.m., New York City time on the Purchase Date, and, in accordance with such obligation, the undersigned hereby undertakes to deliver or to cause to be delivered the TFP Shares being sold [directly] or [through an Agent Member] to the Tender and Paying Agent, through the “funds against delivery” procedures of the Securities Depository, no later than 2:00 p.m., New York City time, on the Purchase Date. The undersigned hereby also assigns and transfers and directs the Securities Depository or its nominee or the Tender and Paying Agent to transfer the tendered TFP Shares to the purchaser in accordance with the procedures described in Section 2.5 of the Supplement, and otherwise according to the Securities Depository’s procedures, in exchange for the payment of the Purchase Price thereof on the Purchase Date.

3. The undersigned confirms its agreement that it hereby transfers to the purchaser of the TFP Shares tendered pursuant to this Notice of Tender the right to receive from the Fund any dividends declared and unpaid for each day prior to the purchaser becoming the Beneficial Owner of the TFP Shares in exchange for payment of the Purchase Price for such TFP Share by the purchaser.

4. The undersigned hereby represents and warrants for the benefit of the Tender and Paying Agent, the Remarketing Agent, the Liquidity Provider and the Fund that the undersigned has full power and authority to tender, exchange, assign and transfer the TFP Shares to be tendered hereby, and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are tendered.

5. The undersigned acknowledges that this Notice of Tender is irrevocable and effective upon the receipt by the Tender and Paying Agent, except that a Notice of Revocation to tender any or all of the TFP Shares specified in this Notice of Tender may be delivered by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date; provided, that the revocation will be effective only to the extent set forth in the Statement.

6. Terms used herein and not otherwise defined shall have the meanings given to such terms in the Supplement.

Ex. C-2

Dated:   ____________________________

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:
Name:
Title:

[OR]

Print name of Agent Member

By:
Name:
Title:

Ex. C-3

SCHEDULE 1

NOTICE OF TENDER DELIVERY INFORMATION FOR THE TENDER AND PAYING AGENT

This Notice of Tender must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 2:00 p.m., New York City time, on any Business Day. If this Notice of Tender is delivered after 2:00 p.m., New York City time, it will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in this Notice of Tender:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

240 Greenwich Street

Floor 7E

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

This Notice of Tender shall not be deemed to be delivered unless and until the Tender and Paying Agent actually receives it by the above-described means.

Ex. C-4

EXHIBIT D

NUVEEN FLOATING RATE INCOME FUND (THE “FUND”) SERIES [    ] TAXABLE FUND PREFERRED SHARES (“TFP SHARES”)

NOTICE OF REVOCATION – SERIES [    ]

Note:

The substance of this notice must be given to The Bank of New York Mellon (the “Tender and Paying Agent”), in the manner provided in Schedule 1 hereto by email transmission (or if email transmission shall be unavailable, by facsimile transmission), at or prior to 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date.

1.    In accordance with the Fund’s Supplement to the Statement Establishing and Fixing the Rights and Preferences of Series [    ] Taxable Fund Preferred Shares Initially Designating the Variable Rate Demand Mode for the Series [    ] Taxable Fund Preferred Shares, effective [                ] (the “Supplement”), the undersigned [Beneficial Owner] or [Agent Member of the Beneficial Owner] delivered to the Tender and Paying Agent on ___________ ___, _____ a Notice of Tender (the “Notice of Tender”) in connection with an Optional Tender relating to the following TFP Shares:

TFP Shares Series	CUSIP Number	Number of TFP Shares to be Purchased
[ ]	[ ]

and specifying the following additional information applicable to such Optional Tender and Notice of Tender:

Purchase Date: __________________________

The name and DTC Participant No. of the Agent Member tendering on behalf of itself or the Beneficial Owner is:

Name of Agent Member ______________________

DTC Participant No. of Agent Member: _________________________

Beneficial Owner’s account number: ____________________________

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name: _________________________

Telephone No: __________________

Email address: __________________

2. The undersigned, ____________________, [Beneficial Owner] [Agent Member of the Beneficial Owner] hereby requests revocation of the following number of TFP Shares that were the subject of the Notice of Tender:

TFP Shares Series	CUSIP Number	Number of TFP Shares hereby requested to be Revoked*
[ ]	[ ]

3. The undersigned hereby acknowledges that this Notice of Revocation shall only be effective as a revocation of the Optional Tender of such number of TFP Shares that are the subject of the Notice of Tender if all of the following conditions are met:

(i) the Remarketing Agent has not entered into an agreement to sell such TFP Shares; and

*	TFP Shares may be revoked only in denominations of $1,000 and integral multiples thereof.

Ex. D-1

(ii) this Notice of Revocation is received by the Tender and Paying Agent by email transmission (or if email transmission shall be unavailable, by facsimile transmission) not later than 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date.

4.        The undersigned hereby acknowledges that this Notice of Revocation is irrevocable.

5.        The undersigned acknowledges that this Notice of Revocation shall be effective to revoke the number of TFP Shares requested to be revoked hereby only if and to the extent that the Remarketing Agent has so determined the effectiveness of such revocation with respect to such number of TFP Shares (as evidenced by the Remarketing Agent below) and, to the extent not so effective, the Beneficial Owner (or its Agent Member on its behalf) continues to be obligated to tender such TFP Shares for purchase for Optional Tender pursuant to and in accordance with the terms and conditions of the Notice of Tender.

6.        Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated: ______________________

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:
Name:
Title:

[OR]

Print name of Agent Member

By:
Name:
Title:

Extent to which this Notice of Revocation is Effective

The undersigned Remarketing Agent has determined in accordance with the Remarketing procedures set forth in the Statement that the foregoing Notice of Revocation is effective for the following number of TFP Shares that are the subject of the Notice of Tender: _______ TFP Shares.

[•, as Remarketing Agent]

By:
Name:
Title:

Date:

Ex. D-2

SCHEDULE 1

NOTICE OF REVOCATION DELIVERY INFORMATION FOR THE TENDER AND PAYING AGENT

This Notice of Revocation must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

240 Greenwich Street

Floor 7E

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

Ex. D-3

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS

HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed-End Funds Committee
Senior Income	5	11	0	9	4	4	6	4
Floating Rate Income Opportunity	5	11	0	9	4	4	6	4
Short Duration Credit Opportunities	5	11	0	9	4	4	6	4
Acquiring Fund	5	11	0	9	4	4	6	4

1

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	JRF P0523

PO Box 43131 Providence, RI 02940-3131 Please detach at perforation before mailing. NUVEEN SENIOR INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2023 PREFERRED SHARES THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Senior Income Fund, a Massachusetts business trust, revoking previous proxies, hereby appoints Kevin J. McCarthy, Mark L. Winget and John M. McCann, or any one of them, as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Senior Income Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held virtually at the following Website: meetnow.global/MT2MA5A, on May 8, 2023, at 2:00 p.m., Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the virtual meeting, enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Senior Income Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated. NSL_33180_013123_Pref PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for Nuveen Senior Income Fund Annual Meeting of Shareholders to Be Held Virtually on May 8, 2023. The Proxy Statement for this meeting is available at https://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X Proposals THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS. FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Merger pursuant to which Nuveen Senior Income Fund (a “Target Fund”) would be merged with and into NFRIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of Nuveen Floating Rate Income Fund (the “Acquiring Fund”), with the issued and outstanding common and preferred shares of the Target Fund being converted into newly issued common and preferred shares of the Acquiring Fund. ï,£ ï,£ ï,£ 3. Election of Board Members: FOR AGAINST FOR ALL Class I: Class II: Preferred Shares Only: ALL ALL EXCEPT 01. Robert L. Young 02. Amy B. R. Lancellotta 05. William C. Hunter ï,£ ï,£ ï,£ 03. John K. Nelson 06. Albin F. Moschner 04. Terence J. Toth INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number(s) on the line provided. Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box / / Scanner bar code     xxxxxxxxxxxxxx                NSL2 33180                xxxxxxxx